Document is copied.


As filed with the Securities and Exchange Commission on September 26, 2001

Registration No. 333-66084



U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

-------------------------

FORM N-14


|x|Pre-Effective Amendment No.2          || Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

-------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.*
(Exact Name of Registrant as Specified in Charter)

(800) 221-5672

(Area Code and Telephone Number)

1345 Avenue of the Americas, New York, New York 10105
(Address of Principal Executive Offices)

-------------------------
EDMUND P. BERGAN, JR.
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

(Name and Address of Agents for Service)

                            -------------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                            -------------------------





Pursuant to Rule 429 under the Securities Act of 1933, no filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

*On behalf of its Total Return Portfolio, International Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Growth Portfolio, U.S. Government/High Grade Securities Portfolio, High Yield Portfolio and Quasar Portfolio.





TABLE OF CONTENTS

Section Title                                                             Page
                                                                          ----

VOTING INFORMATION.............................................................1
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS......................................7
PROSPECTUS/PROXY STATEMENT....................................................11
OVERVIEW OF MERGER............................................................14
    Proposed Transaction......................................................14
    Operating Expenses........................................................15
    Federal Income Tax Consequences...........................................26
    Comparison of Investment Objectives, Policies and Restrictions............26
    Comparison of Distribution Policies and Purchase, Exchange and
    Redemption Procedures.....................................................34
    Investment Advisors.......................................................35
SUMMARY OF PRINCIPAL RISKS....................................................36
    Interest Rate Risk........................................................36
    Credit Risk...............................................................36
    Market Risk...............................................................37
    Industry/Sector Risk......................................................37
    Capitalization Risk.......................................................37
    Foreign Risk..............................................................37
    Currency Risk.............................................................37
    Country or Geographic Risk................................................37
    Leveraging Risk...........................................................38
    Derivatives Risk..........................................................38
    Liquidity Risk............................................................38
    Management Risk...........................................................38
    Focused Portfolio Risk....................................................38
    Allocation Risk...........................................................38
    Chart of Principal Risks by Portfolio.....................................39
SPECIAL MEETING OF SHAREHOLDERS...............................................40
THE PROPOSAL..................................................................41
    Approval or Disapproval of Agreement and Plan of Acquisition and
    Termination...............................................................41
    Trustees' Recommendations.................................................42
    Required Shareholder Vote.................................................42
    Background and Reasons for the Proposed Merger............................42
INFORMATION ABOUT THE MERGERS.................................................44
    Agreement and Plan of Reorganization......................................44
    Description of the Merger Shares..........................................45
    Organization..............................................................45
    Meetings of Shareholders..................................................46
    Quorums...................................................................46
    Number of Directors.......................................................46
    Removal of Trustees or Directors..........................................46

    Indemnification...........................................................46
    Personal Liability........................................................48
    Termination...............................................................48
    Federal income tax consequences...........................................48
    Capitalization............................................................50
VOTING INFORMATION............................................................53
    Record date, quorum and method of tabulation..............................53
    Shares outstanding and beneficial ownership...............................53
    Contact owner Instructions................................................53
    Soliciation of instructions...............................................53
    Revocation of Instructions................................................54
    Shareholder Proposals At Future Meetings of Shareholders..................54
    Adjournment...............................................................54
INFORMATION ABOUT THE PORTFOLIOS..............................................55

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION.......A-1
APPENDIX B: EXCERPTS FROM THE ALLIANCE FUND ANNUAL REPORT....................B-1
    Alliance Total Return Portfolio..........................................B-1
    Alliance International Portfolio.........................................B-5
    Alliance Global Bond Portfolio...........................................B-8
    Alliance Growth & Income Portfolio......................................B-11
    Alliance Growth Portfolio...............................................B-14
    Alliance U.S./High Grade Portfolio......................................B-17
    Alliance High Yield Portfolio...........................................B-20
    Alliance Quasar Portfolio...............................................B-23
APPENDIX C: FINANCIAL HIGHLIGHTS OF THE ACQUIRING PORTFOLIOS.................C-1

                                     [LOGO]


September 26, 2001

Dear Variable Annuity Contract Owner:

[________________] Insurance Company has been offering variable annuity contracts Separate Account [__] (the "Separate Account"), a unit investment trust, since ____. The Separate Account consists of [_________](_#_) investment divisions (the "Divisions"), each of which is available under an annuity contract (each a "Contract") funded through the Separate Account. If you've had your Contract for some time, you'll recall that we periodically ask you to tell us how you would like us to represent your interests at meetings of shareholders of Brinson Series Trust (the "Brinson Trust"). The issues that are considered at shareholder meetings generally have to do with the management of the Brinson Trust and/or the various portfolios within the Brinson Trust. The Brinson Trust is a family of portfolios, some of which underlie the investment options in your Contract, and it includes the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio.

Included in this booklet is information about the upcoming shareholders' meeting (the "Special Meeting"):

o A NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS OF EACH OF THE BRINSON PORTFOLIOS, which summarizes the issues for which you are being asked to provide voting instructions;


o     AN INFORMATION STATEMENT, which outlines the voting procedures; and

o A PROSPECTUS/PROXY STATEMENT FOR THE SPECIAL MEETING, which provides comprehensive information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

We encourage you to review each of these items thoroughly. Once you've determined how you would like us to vote your shares at the Special Meeting, please mark your preferences on your ballot, making sure that you sign and date your ballot before mailing it to us in the postage-paid return envelope. A prompt response on your part will help to ensure that your interests are represented.

                                   Sincerely,


                                   [                 ]
                                    -----------------
                                   [ Title           ]
                                    -----------------

                              [INSURANCE COMPANY]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF BRINSON SERIES TRUST
                              BALANCED PORTFOLIO
                           GLOBAL EQUITY PORTFOLIO
                           GLOBAL INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                               GROWTH PORTFOLIO
                      HIGH GRADE FIXED INCOME PORTFOLIO
                            HIGH INCOME PORTFOLIO
                            SMALL CAP PORTFOLIO
                          STRATEGIC INCOME PORTFOLIO

                        To be held on October 18, 2001


Dear [Insurance Company] Client:


The net purchase payments made under your [Insurance Company ("____")] variable annuity contract ("Contract") have been allocated at your direction to investment divisions ("Divisions") of Separate Account [__] (the "Separate Account"). The Divisions of the Separate Account invest in one or more corresponding series of Brinson Series Trust (the "Brinson Trust"), an open end management investment company, including one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small
Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each a "Brinson Portfolio").

As a contract owner of record at the close of business on August 10, 2001 (the "Record Date")(a "Contract Owner"), you are entitled to instruct [__] as to how it should vote on certain proposals to be considered at a Special Meeting of each Portfolio's shareholders.


The Special Meeting of Shareholders of each Brinson Portfolio will be held on October 18, 2001, at 10:00 a.m. at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019 to consider the following, on one or more of which you are entitled to provide [___] with voting instructions:



            1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (To be voted upon by the shareholders of the Brinson Balanced Portfolio only.)


            2. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (To be voted upon by the shareholders of the Brinson Global Equity Portfolio only.)

            3. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (To be voted upon by the shareholders of the Brinson Global Income Portfolio only.)

            4. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio. (To be voted upon by the shareholders of the Brinson Growth and Income Portfolio only.)

            5. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (To be voted upon by the shareholders of the Brinson Growth Portfolio only.)

            6. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade

      Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (To be voted upon by the shareholders of the Brinson High Grade Portfolio only.)


            7. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (To be voted upon by the shareholders of the Brinson High Income Portfolio only.)

            8. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (To be voted upon by the shareholders of the Brinson Small Cap Portfolio only.)

            9. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (To be voted upon by the shareholders of the Brinson Strategic Income Portfolio only.)


            10. To transact such other business as may properly come before the meeting.

Attached to this notice are the Information Statement of [insurance company] and the Prospectus/Proxy Statement of the Alliance Fund. You are urged to read both of these statements before completing your ballot.


                                                    -------------------------
                                                    Amy R. Doberman
                                                    Secretary
                                                    Brinson Series Trust

September 26, 2001



--------------------------------------------------------------
It is important that your contract be represented. Please promptly mark your voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying envelope, which is addressed for your convenience. No postage is required if mailed in the United States. Your prompt response will help avoid the unnecessary expense of a further solicitation of ballots.

--------------------------------------------------------------

                      [________________] INSURANCE COMPANY

                        --------------------------------

                             INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                      SHAREHOLDERS OF BRINSON SERIES TRUST
                              BALANCED PORTFOLIO
                           GLOBAL EQUITY PORTFOLIO
                           GLOBAL INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                               GROWTH PORTFOLIO
                      HIGH GRADE FIXED INCOME PORTFOLIO
                            HIGH INCOME PORTFOLIO
                             SMALL CAP PORTFOLIO
                          STRATEGIC INCOME PORTFOLIO


                         ------------------------------

                                September 26, 2001

                                    GENERAL

This information statement is furnished by [___________________] Insurance Company ("[___]"), a [State] life insurance company, to owners ("Contract Owners") of its variable annuity contracts ("Contracts") who had net purchase payments allocated to any of the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio investment divisions of [___]'s Separate Account [__] (the "Separate Account") as of August 10, 2001 (the "Record Date"). The assets in each such investment division of the Separate Account (the "Divisions") are invested in the shares of beneficial interest of one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio

(the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio") and the Strategic Income Portfolio (the "Brinson Strategic
Income Portfolio"), (each "Brinson Portfolio") each a series of Brinson Series Trust (the "Brinson Trust").

[Insurance Company] is required to offer Contract Owners the opportunity to instruct [___], as owner of all Brinson Trust shares held by the Separate Account, as to how it should vote on the proposals to be considered at the Special Meeting of the shareholders of one or more of the Brinson Portfolios referred to in the preceding notice, and at any adjournments thereof (collectively, the "Special Meeting").


The proposals to be considered at the Special Meeting are discussed in the enclosed Prospectus/Proxy Statement. Contract Owners are urged to read the enclosed Prospectus/Proxy Statement prior to completing the ballot.

[Insurance Company] is a[n indirect, wholly owned] subsidiary of [__________________]. The home office of [___] is located at [___________________], and the mailing address is [___________________].


This Information Statement and the accompanying ballot are being mailed to Contract Owners on or about October 1, 2001.


                             HOW TO INSTRUCT [____]

To instruct [____] as to how to vote their shares of beneficial interest of the Brinson Trust (the "Shares") held in the Divisions, Contract Owners are asked to promptly mark their voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying postage-paid envelope.


                  IF A BALLOT IS NOT MARKED TO INDICATE VOTING
                INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED,
                    IT WILL BE TREATED AS AN INSTRUCTION TO
               VOTE THE SHARES IN FAVOR OF EACH OF THE PROPOSALS.

The number of Shares held in the Divisions for which a Contract Owner may provide voting instructions (in the aggregate, "Shares Attributable to Contract Owners") was determined for each Division as of the Record Date by dividing (i) a Contract's account value (minus any contract indebtedness) allocable to the Division by (ii) the net asset value of one share of the respective Brinson Portfolio.


At any time prior to [___]'s voting of the Shares held in the Divisions at the Special Meeting, a Contract Owner may revoke his or her ballot with respect to any of the Divisions by written notice to [__________] or by properly executing a later-dated ballot.

                              HOW [____] WILL VOTE

[___________] will vote the Shares for which [_________] receives timely voting instructions from Contract Owners in accordance with those instructions. The Shares attributable to Contract Owners in each Division for which [______] receives no timely voting instructions will be voted by [___] for and against approval of a proposal, and as an abstention, in the same proportion as the Shares attributable to Contract Owners for which [___] receives voting instructions. Shares attributable to amounts retained by [___] in each Division will be voted in the same proportion as votes cast by Contract Owners in respect of each Division.

                                 OTHER MATTERS

[___] is not aware of any matters, other than the specified proposals, to be acted upon at the Special Meeting. If any other matters come before the Special Meeting, [___] will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of MIS Corporation and its subsidiaries. The solicitation will be by mail and may also be by telephone, telegram or personal interview.[__] reserves the right to vote for Adjournment of the Special Meeting for the purpose of further solicitation of ballots. MIS Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Contract Owners).


If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments at the Special Meeting, in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions which have been voted in favor of the proposals and will vote against any such adjournment those voting instructions which have been voted against the proposal.

                                 [-------------------]
                                 [Secretary]

PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED.

                              BRINSON SERIES TRUST

                               Balanced Portfolio
                             Global Equity Portfolio
                             Global Income Portfolio
                           Growth and Income Portfolio
                                Growth Portfolio
                        High Grade Fixed Income Portfolio
                              High Income Portfolio
                               Small Cap Portfolio
                           Strategic Income Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                 October 18, 2001

                              To the Shareholders:


            This is to notify you that a Special Meeting of Shareholders of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio"), each a series of Brinson Series Trust (the "Brinson Trust"), will be held on October 18, 2001 at 10:00 a.m. Eastern Time, at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019, for the following purposes:


      1. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (To be voted upon by the shareholders of the Brinson Balanced Portfolio only.)

      2. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global

            Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (To be voted upon by the shareholders of the Brinson Global Equity Portfolio only.)


      3. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (To be voted upon by the shareholders of the Brinson Global Income Portfolio only.)

      4. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio. (To be voted upon by the shareholders of the Brinson Growth and Income Portfolio only.)

      5. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (To be voted upon by the shareholders of the Brinson Growth Portfolio only.)

      6. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (To be voted upon by the shareholders of the Brinson High Grade Portfolio only.)

      7. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income

            Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (To be voted upon by the shareholders of the Brinson High Income Portfolio only.)


      8. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (To be voted upon by the shareholders of the Brinson Small Cap Portfolio only.)

      9. To approve an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (To be voted upon by the shareholders of the Brinson Strategic Income Portfolio only.)


      10. To transact such other business as may properly come before the meeting.

            The Trustees of the Brinson Trust have fixed the close of business on August 10, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                       By order of the Board of Trustees,


                                       ----------------------------
                                       Amy R. Doberman
                                       Secretary

New York, New York
September 26, 2001

--------------------------------------------------------------------------------
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT

                                                             September 26, 2001


Acquisition of the assets of:       By and in exchange for shares of:
----------------------------        --------------------------------
Balanced Portfolio................. Total Return Portfolio
Global Equity Portfolio............ International Portfolio
Global Income Portfolio............ Global Bond Portfolio
Growth and Income Portfolio........ Growth and Income Portfolio
Growth Portfolio................... Growth Portfolio
High Grade Fixed Income Portfolio.. U.S. Government/High Grade Securities
                                    Portfolio
High Income Portfolio.............. High Yield Portfolio
Small Cap Portfolio................ Quasar Portfolio
Strategic Income Portfolio......... Global Bond Portfolio

each a series of                    each a series of

Brinson Series Trust                Alliance Variable Products Series Fund, Inc.
51 West 52nd Street                 1345 Avenue of the Americas
New York, New York 10019-6114       New York, New York 10105
800-986-0088                        800-277-4618

      This Prospectus/Proxy Statement relates to the proposed mergers (each a "Merger" and, collectively, the "Mergers") of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each an "Acquired Portfolio" or a "Brinson Portfolio"), each a series of Brinson Series Trust ("Brinson Trust") into, respectively, the Total Return Portfolio (the "Alliance Total Return Portfolio"), the International Portfolio (the "Alliance International Portfolio"), the Global Bond Portfolio (the "Alliance Global Bond Portfolio"), the Growth and Income Portfolio (the "Alliance Growth and Income Portfolio"), the Growth Portfolio (the "Alliance Growth Portfolio), the U.S. Government/High Grade Securities Portfolio (the "Alliance U.S./High Grade Portfolio"), the High Yield Portfolio (the "Alliance High Yield Portfolio"), the Quasar Portfolio (the "Alliance Quasar Portfolio"), and the Alliance Global Bond Portfolio (each an "Acquiring Portfolio" or an "Alliance Portfolio" and, collectively, together with the Brinson Portfolios, the "Portfolios"), each a series of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"). The Mergers are to be effected through the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of common stock of that Acquiring Portfolio (the "Merger Shares") and the assumption by that Acquiring Portfolio of certain stated liabilities of the Acquired Portfolio. This will be followed by the distribution of the relevant Merger Shares to the shareholders of the Acquired Portfolio and the liquidation and dissolution of the Acquired Portfolio. As a result of the proposed transaction, each shareholder of an Acquired Portfolio will receive in exchange for his or her Acquired Portfolio shares a number of Merger Shares of the corresponding class equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Acquired Portfolio shares. This means that you may end up with a different number of shares than you originally held, but the total dollar value of your shares will not be affected by the merger.

      Because shareholders of each Acquired Portfolio are being asked to approve transactions which will result in their receiving shares of the Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for the Merger Shares of each Acquiring Portfolio.


      The Securities and Exchange Commisions has not approved or disapproved of these securities or passed upon the adequacy of this prospectus, any representation to the contrary is a criminal offense.


      The Alliance Fund is an open-end series management investment company organized as a Maryland corporation with principal executive offices at 1345 Avenue of the Americas, New York, New York 10105.

      The investment objective of each Acquiring Portfolio is as follows:

1. Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

2. Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk.


3. Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

4. Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

5. Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Alliance Growth Portfolio's objective.

6. Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital.

7. Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance Capital Management, L.P. ("Alliance Capital"), the Alliance Portfolios' investment adviser. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation.

8. Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Quasar Portfolio's objective.

      This Prospectus/Proxy Statement explains concisely what you should know before investing in an Acquiring Portfolio. Please read it carefully and keep it for future reference.

      The following documents have been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and are incorporated into this Prospectus/Proxy Statement by reference:

o the current Prospectus of the Brinson Trust, dated May 1, 2001 (the "Brinson Prospectus");

o The current Class A or Class B Prospectus of the Alliance Fund, as applicable, dated May 1, 2001 (each an "Alliance Prospectus"); and


o the Statement of Additional Information relating to this Prospectus/Proxy Statement dated September 26, 2001 (the "Merger SAI").


      This Prospectus/Proxy Statement is accompanied by a copy of the Class A or Class B Alliance Prospectus, as applicable. For a free copy of the current Statement of Additional Information of the Alliance Fund, dated May 1, 2001 (the "Alliance SAI") or the Merger SAI, please call 800-277-4618 or write to the Alliance Fund at:

Alliance Variable Products Series Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

      For a free copy of the Brinson Prospectus or the current Statement of Additional Information of the Brinson Trust dated May 1, 2001 (the "Brinson SAI"), please call 800-986-0088 or write to the Brinson Fund at:

Brinson Series Trust
51 West 52nd Street
New York, New York 10019-6114

You may lose money by investing in an Acquiring Portfolio. Any Acquiring Portfolio may not achieve its goals, and none of the Acquiring Portfolios is intended as a complete investment program. An investment in an Acquiring Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
OVERVIEW OF MERGER

Proposed Transaction

      Alliance Capital, the adviser and administrator to each Acquiring Portfolio, has served as sub-adviser to each Acquired Portfolio since October 10, 2000 pursuant to sub-advisory contracts with Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator for each Acquired Portfolio. Both the interim sub-advisory contract dated October 10, 2000 and the subsequent sub-advisory contract dated March 1, 2001 were approved by the Brinson Trust's Board of Trustees (the "Brinson Trustees"), and the subsequent sub-advisory contract was also approved by the shareholders of each Acquired Portfolio on March 1, 2001. Brinson Advisors proposed the Mergers to the Brinson Trustees at a meeting on July 25, 2001 because it believed that the relatively small size of each Acquired Portfolio made it difficult to manage it efficiently and no Acquired Portfolio was likely to achieve the asset growth needed to assure its economic viability in the near future. As a result, Brinson Advisors believed that continuing to operate each Acquired Portfolio as a stand-alone fund was no longer consistent with the best interests of the each Acquired Portfolio's shareholders. In addition, Brinson Advisors believed that each Acquired Portfolio's shareholders would benefit from the proposed Merger because each combined Portfolio would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, while there can be no assurance that the Mergers will result in savings in operating expenses to shareholders, each Merger is expected to result in lower aggregate operating expenses than those currently borne by the Acquired Portfolios

      The Brinson Trustees and the Directors of the Alliance Fund (the "Alliance Directors") have approved the proposed mergers on behalf of their respective Portfolios. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of stated liabilities of the Acquired Portfolio, followed by the liquidation and dissolution of the Acquired Portfolio.


      As a result of the proposed Mergers, each Acquired Portfolio will receive a number of Class A or Class B Merger Shares of the corresponding Acquiring Portfolio equal in aggregate net asset value to the aggregate net asset value of the Acquired Portfolio being transferred that are attributable to the Class H or Class I shares of the Acquired Portfolio, respectively, as the case may be. Following the transfer, (i) the Acquired Portfolio will distribute to each of its Class H and Class I shareholders a number of full and fractional Class A or Class B Merger Shares equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Class H and Class I Acquired Portfolio shares, respectively, as the case may be,and (ii) the Acquired Portfolio will be liquidated and dissolved.

      Shares of both the Acquired and the Acquiring Portfolios are sold without a front-end sales charge and are not subject to a contingent deferred sales charge ("CDSC"). You will not be charged a front-end sales load on the issuance of the Merger Shares, or a CDSC on Acquired Portfolio shares exchanged for Merger Shares.

      The Class H and Class I shares of the Acquired Portfolios have characteristics substantially similar to those of the corresponding classes of shares of the Acquiring Portfolios, as described in the Alliance Prospectus and the Brinson Prospectus. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.


      As described more fully below, the Brinson Trustees have approved, and recommend that shareholders of each Acquired Portfolio approve, the Mergers. For more information about the factors considered by the Brinson Trustees, see "Proposals -- Background and Reasons for the Proposed Mergers."

Operating Expenses

      As the following tables suggest, each Merger should result in the relevant Acquired Portfolio shareholders experiencing lower portfolio expenses. Of course, there can be no assurance that the Mergers will result in expense savings for shareholders. These tables summarize expenses for Class H and Class I shares, as applicable, for the Acquired Portfolios and Class A shares and Class B shares, as applicable, for the Acquiring Portfolios:

o that each Acquired Portfolio incurred during its fiscal year ended December 31, 2000;

o that each corresponding Acquiring Portfolio incurred during its fiscal year ended December 31, 2000; and

o that each corresponding Acquiring Portfolio would have incurred during such fiscal year, giving effect on a pro forma combined basis to the proposed Merger, as if the Merger had occurred as of the beginning of such fiscal year.(1)

      The tables are provided to help you understand your share of the operating expenses that each Portfolio incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each Portfolio, and in each Acquiring Portfolio on a pro forma basis, over the specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a Portfolio, or in a particular class of shares, with the costs of investing in other mutual funds.

      Please note that neither the tables nor the examples reflect any charges or expenses that may be applicable


----------
(1) The pro forma information for the High Income Portfolio and the Strategic Income Portfolio reflect the expected redemptions, in connection with the Mergers, of Brinson's investment in the relevant Acquired Portfolio.

to your insurance contract. If such charges or expenses were reflected, the costs shown would be higher.

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                      Expenses as of 12/31/00     Expenses as of 12/31/00     Pro Forma Expenses
                                                         Brinson Balanced          Alliance Total Return     Alliance Total Return
                                                            Portfolio                    Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                        Class H        Class I       Class A       Class B      Class A     Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                        0.75%       0.75%            0.63%        0.63%         0.63%       0.63%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                             0.00%       0.25%            0.00%        0.25%         0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                         0.59%       0.57%            0.24%        0.24%**       0.19%       0.19%**
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                   1.34%       1.57%            0.87%        1.12%         0.82%       1.07%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                           0.00%       0.03%*           0.00%        0.00%         0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                           1.34%       1.54%*           0.87%        1.12%         0.82%       1.07%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Because Class B is being established in connection with the merger, Other Expenses shown are estimates based on the Alliance Total Return Portfolio's Class A Shares.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                 5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
       Brinson Balanced
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class H                               $136                    $425                    $734                   $1,613
------------------------------------------------------------------------------------------------------------------------------------

       Class I                               $157                    $493                    $852                   $1,865
------------------------------------------------------------------------------------------------------------------------------------

       Alliance Total Return
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class A                               $ 89                    $278                    $482                   $1,073
------------------------------------------------------------------------------------------------------------------------------------


       Class B                               $114                    $356                    $617                   $1,363
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
       Alliance Total Return
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class A                               $ 84                    $262                    $455                   $1,014
------------------------------------------------------------------------------------------------------------------------------------

       Class B                               $109                    $340                    $590                   $1,306
------------------------------------------------------------------------------------------------------------------------------------


                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                     Brinson Global Equity     Alliance International     Alliance International
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         1.00%        1.00%         1.00%        1.00%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%        0.25%         0.00%        0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.99%        1.01%         0.34%        0.34%***      0.34%        0.34%***
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.74%        2.01%         1.34%        1.59%         1.34%        1.59%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.03%*        0.39%**      0.39%         0.39%**      0.39%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.74%        1.98%*        0.95%**      1.20%         0.95%**      1.20%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.


** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


*** Because Class B is being established in connection with the merger, Other Expenses shown are estimates based on the Alliance International Portfolio's Class A Shares.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                               1 Year                 3 Years                 5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Global Equity
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                                 $177                   $548                    $  944                 $2,052
------------------------------------------------------------------------------------------------------------------------------------

        Class I                                 $201                   $628                    $1,080                 $2,335
------------------------------------------------------------------------------------------------------------------------------------

        Alliance International
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                                 $ 97                   $386                    $  697                 $1,579
------------------------------------------------------------------------------------------------------------------------------------

        Class B                                 $122                   $465                    $  834                 $1,888
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance International
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                                 $ 97                   $386                    $  697                 $1,579
------------------------------------------------------------------------------------------------------------------------------------

        Class B                                 $122                   $465                    $  834                 $1,888
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson Global Income      Alliance Global Bond       Alliance Global Bond
                                                            Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                               Class H                    Class A                    Class A
       (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.75%                      0.65%                      0.65%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                    0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                                1.80%                      0.41%                      0.41%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                          2.55%                      1.06%                      1.06%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                  0.00%                      0.04%**                    0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                  2.55%                      1.02%**                    1.06%
------------------------------------------------------------------------------------------------------------------------------------

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Global Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                              $258                    $793                  $1,355                   $2,885
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $104                    $325                  $  563                   $1,248
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $108                    $337                  $  585                   $1,294
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson Growth and         Alliance Growth and        Alliance Growth and
                                                       Income Portfolio           Income Portfolio           Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.70%        0.70%         0.63%         0.63%        0.63%         0.63%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%         0.25%        0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.44%        0.42%         0.06%         0.07%        0.05%         0.05%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.14%        1.37%         0.69%         0.95%        0.68%         0.93%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.04%*        0.00%         0.00%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.14%        1.33%*        0.69%         0.95%        0.68%         0.93%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                 5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                              $116                    $362                    $628                   $1,386
------------------------------------------------------------------------------------------------------------------------------------

        Class I                              $135                    $430                    $746                   $1,643
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $ 70                    $221                    $384                   $  859
------------------------------------------------------------------------------------------------------------------------------------

        Class B                              $ 97                    $303                    $525                   $1,167
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $ 69                    $218                    $379                   $  847
------------------------------------------------------------------------------------------------------------------------------------

        Class B                              $ 95                    $296                    $515                   $1,143
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                   Brinson Growth Portfolio   Alliance Growth Portfolio  Alliance Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         0.75%         0.75%        0.75%         0.75%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%         0.25%        0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.36%        0.41%         0.06%         0.08%        0.07%         0.07%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.11%        1.41%         0.81%         1.08%        0.82%         1.07%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.04%*        0.00%         0.00%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.11%        1.37%*        0.81%         1.08%        0.82%         1.07%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year                3 Years                  5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                             $113                   $353                     $612                    $1,352
------------------------------------------------------------------------------------------------------------------------------------

        Class I                             $139                   $442                     $767                    $1,687
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Growth
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $ 83                   $259                     $450                    $1,002
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $110                   $343                     $595                    $1,318
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Growth
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $ 84                   $262                     $455                    $1,014
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $109                   $340                     $590                    $1,306
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson High Grade      Alliance U.S./High Grade   Alliance U.S./High Grade
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                              Class H                    Class A                    Class A
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                              0.50%                      0.60%                      0.60%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                   0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                               2.23%                      0.35%                      0.32%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                         2.73%                      0.95%                      0.92%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                 0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                 2.73%                      0.95%                      0.92%
------------------------------------------------------------------------------------------------------------------------------------


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

------------------------------------------------------------------------------------------------------------------------------------
                                       1 Year                3 Years                   5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson High Grade
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                         $276                   $847                     $1,445                      $3,061
------------------------------------------------------------------------------------------------------------------------------------

        Alliance U.S./High
        Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 97                   $303                     $  525                       $1,166
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance U.S./High
        Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 94                   $293                     $  509                       $1,131
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                       Brinson High Income        Alliance High Yield        Alliance High Yield
                                                            Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                               Class H                    Class A                    Class A
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.50%                      0.75%                      0.75%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                    0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                                0.78%                      0.67%                      0.51%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                          1.28%                      1.42%                      1.26%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                  0.00%                      0.47%**                    0.31%**
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                  1.28%                      0.95%**                    0.95%**
------------------------------------------------------------------------------------------------------------------------------------

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                          1 Year                  3 Years                     5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson High Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                            $130                     $406                        $702                   $1,545
------------------------------------------------------------------------------------------------------------------------------------

        Alliance High Yield
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                            $ 97                     $403                        $732                   $1,661
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance High Yield
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                            $ 97                     $369                        $662                   $1,495
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                        Brinson Small Cap            Alliance Quasar           Alliance Quasar
                                                           Portfolio                   Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                        Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                        1.00%        1.00%         1.00%        1.00%         1.00%        1.00%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                             0.00%        0.25%         0.00%        0.25%         0.00%        0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                         1.21%        1.21%         0.14%        0.16%         0.11%        0.11%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                   2.21%        2.46%         1.14%        1.41%         1.11%        1.36%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                           0.00%        0.02%*        0.19%**      0.21%**       0.16%**      0.16%**
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                           2.21%        2.44%*        0.95%**      1.20%**       0.95%**      1.20%**
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above), and, except as indicated, redemption at the end of each time period:

------------------------------------------------------------------------------------------------------------------------------------
                                       1 Year                     3 Years                   5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Small Cap
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                         $224                        $691                     $1,185                   $2,544
------------------------------------------------------------------------------------------------------------------------------------

        Class I                         $247                        $765                     $1,309                   $2,795
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Quasar
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $116                        $322                      $544                    $1,184
------------------------------------------------------------------------------------------------------------------------------------

        Class B                         $144                        $401                      $678                    $1,460
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Quasar
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 97                        $337                      $596                    $1,337
------------------------------------------------------------------------------------------------------------------------------------

        Class B                         $122                        $415                      $731                    $1,632
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                   Brinson Strategic Income     Alliance Global Bond       Alliance Global Bond
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         0.65%        0.65%         0.65%         0.65%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%        0.25%         0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.84%        0.83%         0.41%        0.41%         0.41%         0.41%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.59%        1.83%         1.06%        1.35%         1.06%         1.31%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.03%*        0.04%**      0.04%**       0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.59%        1.80%*        1.02%**      1.31%**       1.06%         1.31%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year                  3 Years                  5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Strategic Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                             $162                     $502                     $866                   $1,889
------------------------------------------------------------------------------------------------------------------------------------

        Class I                             $183                     $573                     $988                   $2,145
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $104                     $333                     $581                   $1,291
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $133                     $424                     $736                   $1,623
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $108                     $337                     $585                   $1,294
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $133                     $415                     $718                   $1,579
------------------------------------------------------------------------------------------------------------------------------------

Federal Income Tax Consequences

      As long as the contracts funded through the separate accounts of the insurance company shareholders (the "Contracts") qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Mergers will not create any tax liability for owners of Contracts ("Contract Owners").


      For federal income tax purposes, all of the Mergers are expected to be tax-free reorganizations. Accordingly, no gain or loss is expected to be recognized by any Acquired Portfolio or its shareholders as a result of each Merger, and the aggregate tax basis of the Merger Shares received by each Acquired Portfolio shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Portfolio shares.


      For more information about the federal income tax consequences of the Merger, see "Information about the Mergers--Federal Income Tax Consequences."

Comparison of Investment Objectives, Policies and Restrictions

      At meetings held on November 7, 2000, and February 14, 2001, the Brinson Trustees approved changes in the non-fundamental investment policies (the policies that can be changed without shareholder approval) of each Brinson Portfolio to conform to those of the corresponding Alliance Portfolio to the extent practical.


      Exceptions to this general rule concern the Brinson Small Cap Portfolio and the Brinson Global Equity Portfolio Portfolio. The name of the Brinson Small Cap Portfolio requires it to invest at least 65% of its total assets in equity securities of small capitalization companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it also defines as companies having market capitalizations of up to $1.5 billion. The Brinson Global Equity Portfolio's name permits it to include securities of U.S. issuers as part of its normal portfolio investments. The Alliance International Portfolio in general may not invest in the securities of U.S. issuers.


      To the extent that a Brinson Portfolio has fundamental policies (policies that cannot be changed without the approval of shareholders) that are less restrictive than the fundamental policies of the corresponding Alliance Portfolio, the Brinson Trustees adopted as non-fundamental policies the more restrictive policies of the corresponding Alliance Portfolio. To the extent that the fundamental restrictions of a Brinson Portfolio were more restrictive than those of the corresponding Alliance Portfolio, such differences remain.

      Each Acquired Portfolio's investment objective, while not identical to, is generally similar to that of the corresponding Acquiring Portfolio. As a result of the actions of the Brinson Trustees described above, most of the Acquired Portfolios now have investment policies that are substantially similar to those of the corresponding Acquiring Portfolio. The investment objectives of each Acquired

Portfolio and its corresponding Acquiring Portfolio, and certain differences in their fundamental restrictions, are summarized below.(2) Comparisons of the Portfolios' average annual total returns are also provided. For a more detailed description of the investment strategies, policies and restrictions of each Acquiring Portfolio, please see the Alliance Prospectus. For a more detailed description of the investment strategies, policies, and restrictions of each Acquired Portfolio, please see the Brinson Prospectus. For information concerning the risks associated with investments in the various Portfolios, see "Risk Factors," below.

Brinson Balanced Portfolio vs. Alliance Total Return Portfolio

      The Brinson Balanced Portfolio and the Alliance Total Return Portfolio have similar investment objectives. The Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Brinson Balanced Portfolio's investment objective is high total return with low volatility. Both Portfolios invest in common and preferred stocks, U.S. government and agency obligations, bonds and fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) in such proportions and of such type as Alliance Capital deems best adapted to its current economic and market outlooks. The percentage of each Portfolio's assets invested in each type of security at any time is determined by Alliance Capital, except that the Brinson Balanced Portfolio maintains a fixed income allocation (including bonds and cash) of at least 25%.

      The average annual total return for the Brinson Balanced Portfolio and the Alliance Total Return Portfolio for certain periods is set forth in the chart below.


                     Average Annual Total Return Comparison
                                As of 6/30/01*

                                                                    Since
                           1 Year      5 Years      10 Years       12/28/92**
                           ------     ---------     --------       --------
Brinson Balanced
Portfolio................   8.71%       11.63%       10.68%           10.60%

Alliance Total
Return Portfolio.........  12.55%       14.37%         N/A            12.20%


* Performance shown is for Class H shares of the Brinson Balanced Portfolio and Class A shares of the Alliance Total Return Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Total Return Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Total Return Portfolio.

      The Brinson Balanced Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in real estate. The Alliance Total Return Portfolio has no such restrictions.

Brinson Global Equity Portfolio vs. Alliance International Portfolio

      The Brinson Global Equity Portfolio and the Alliance International Portfolio both

----------
(2) One difference is that the Brinson Portfolios may invest in the securities of other investment companies and certain of the Brinson Portfolios in connection with their securities lending activities invest in Brinson Private Money Fund LLC. Certain Alliance Portfolios' (the Alliance Global Bond Portfolio, the Alliance U.S./High Grade Portfolio and the Alliance High Yield Portfolio) fundamental restrictions prohibit such investments.

seek long-term growth of capital. The two Portfolios, however, have different specific investment objectives and use different strategies with respect to their investments in U.S. companies in seeking to achieve their objectives.

      The Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

      The Brinson Global Equity Portfolio's investment objective is long-term capital appreciation. The Brinson Global Equity Portfolio's investments are similar to those of the Alliance International Portfolio, except that the Brinson Global Equity Portfolio also invests in equity securities of U.S. companies and, under normal circumstances, invests at least 65% of its total assets in common stocks and securities convertible into common stocks.

      The average annual total return for the Brinson Global Equity Portfolio and the Alliance International Portfolio for certain periods is set forth in the chart below.


                     Average Annual Total Return Comparison
                                 As of 6/30/01*

                                                                       Since
                             1 Year        5 Years       10 Years     12/28/92**
                             ------       ---------      --------      --------

Brinson Global Equity
Portfolio................    (19.21)%        3.69%          4.24%          7.55%

Alliance International
Portfolio................    (31.51)%        1.50%          N/A            6.02%


* Performance shown is for Class H shares of the Brinson Global Equity Portfolio and Class A shares of the Alliance International Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance International Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance International Portfolio.

      The Alliance International Portfolio has a fundamental restriction prohibiting investment in other investment companies, whereas Brinson Global Equity Portfolio has no such fundamental restriction.

      The Brinson Global Equity Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements. The Alliance International Portfolio has no such restrictions.

Brinson Global Income Portfolio vs. Alliance Global Bond Portfolio

      The Brinson Global Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek high current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Global Income Portfolio's investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

      Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, U.S. and non-U.S. companies and commercial paper of banks and bank holding companies. Both Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Normally, each Portfolio invests at least 65% of its total assets in debt securities of at least three (and usually considerably more) countries and invests approximately 25% of its total assets in U.S. dollar denominated debt securities. The average weighted maturity of each Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

      AIGAM International Limited ("AIGAM") serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

      The average annual total return for the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 6/30/01*


                                                                       Since
                             1 Year        5 Years       10 Years     07/15/91**
                             ------       ---------      --------     --------

Brinson Global Income
Portfolio................     1.27%         2.92%          5.03%         6.67%
Alliance Global
Bond Portfolio...........    (2.88)%        1.97%          N/A           5.42%


* Performance shown is for Class H shares of the Brinson Global Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Global Bond Portfolio.

      Both Portfolios are "non-diversified." This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

      The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Global Income Portfolio has no such fundamental restriction.

Brinson Growth and Income Portfolio vs. Alliance Growth and Income Portfolio

      The Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio have similar investment objectives. The Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Brinson Growth and Income Portfolio's investment objective is current income and capital growth.

      Both Portfolios invest primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. When the economic outlook is unfavorable for common stocks, each Portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. Each

Portfolio may invest in foreign securities, although the Brinson Growth and Income Portfolio is more limited in that it may invest only up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Because investing in foreign securities entails certain political and economic risks, both Portfolios restrict investments in these securities to issues of high quality.

      The average annual total return for the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 6/30/01*

                                                                       Since
                             1 Year        5 Years       10 Years     01/02/92**
                             ------       ---------      --------     --------

Brinson Growth and
Income Portfolio..........     3.05%        13.57%          N/A        10.51%

Alliance Growth and
Portfolio................     14.46%        18.77%        15.72%       16.37%

* Performance shown is for Class H shares of the Brinson Growth and Income Portfolio and Class A shares of the Alliance Growth and Income Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth and Income Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Growth and Income Portfolio. Performance shown in this column for the Alliance Growth and Income Portfolio is from 12/31/91, the month end closest to the Brinson Growth and Income Portfolio's inception date. The performance of the Alliance Growth and Income Portfolio from its inception, on January 14, 1991, is 15.14%.

      The Brinson Growth and Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; engage in the business of underwriting securities; or invest in commodities or real estate. The Alliance Growth and Income Portfolio has no such restrictions, although its investments in repurchase agreements are limited to 10% of its total assets.

Brinson Growth Portfolio vs. Alliance Growth Portfolio

      The Brinson Growth Portfolio and the Alliance Growth Portfolio have very similar investment objectives. The Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Brinson Growth Portfolio's investment objective is long-term capital appreciation. Both Portfolios invest primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. Both Portfolios emphasize investments in large- and mid-cap companies.

      The average annual total return for the Brinson Growth Portfolio and the Alliance Growth Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 6/30/01*


                                                                   Since
                                 1 Year      5 Years   10 Years   09/15/94**
                                 ------     ---------  --------   --------

Brinson Growth
Portfolio ...............       (29.28)%      7.76%     11.73%     17.26%
Alliance Growth
Portfolio ...............       (28.97)%     12.52%     N/A        16.83%

* Performance shown is for Class H shares of the Brinson Growth Portfolio and Class A shares of the Alliance Growth Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Growth Portfolio.


      The Brinson Growth Portfolio may not invest in physical commodities, but may invest in financial futures and other financial contracts or derivative instruments. The Alliance Growth Portfolio has no such restriction.

Brinson High Grade Portfolio vs. Alliance U.S./High Grade Portfolio

      The Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio have very similar investment objectives. The Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital. The Brinson High Grade Portfolio's primary investment objective is current income; capital appreciation is a secondary investment objective. Both Portfolios invest primarily in U.S. government securities (including those backed by mortgages), repurchase agreements and forward contracts relating to U.S. government securities and other high-grade debt securities (including non-U.S. government mortgage- and asset-backed securities) that are, at the time of purchase, rated within one of the three highest grades assigned by S&P, or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality.

      The average annual total return for the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 6/30/01*

                                                                     Since
                                    1 Year         5 Years          11/08/93**
                                    ------        ---------         --------

Brinson High Grade
Portfolio....                        7.94%          5.07%            3.39%

Alliance U.S./High
Grade Securities
Portfolio.....                      10.40%          6.79%            4.37%

* Performance shown is for Class H shares of the Brinson High Grade Portfolio and Class A shares of the Alliance U.S./High Grade Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S./High Grade Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Grade Portfolio. Performance shown in this column for the Alliance U.S./High Grade Securities Portfolio is from 10/31/98, the month end closest to the Brinson High Grade Portfolio's inception date. The performance of the Alliance U.S./High Grade Portfolio from its inception, on September 17, 1992, is 5.97%.

      The Alliance U.S./High Grade Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Grade Portfolio has no such fundamental restriction.

      The Brinson High Grade Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or engage in the business of underwriting securities. The Alliance U.S./High Grade Portfolio has no such restrictions.

Brinson High Income Portfolio vs. Alliance High Yield Portfolio

      The Brinson High Income Portfolio and the Alliance High Yield Portfolio have similar investment objectives in that both focus primarily on high current income. The Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by

Alliance Capital. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation. The Brinson High Income Portfolio's investment objective is to provide high income. Both Portfolios invest in a diversified mix of high-yield, high-risk debt securities rated below investment grade (commonly known as "junk bonds"). Each Portfolio normally invests at least 65% of its total assets in high-yield corporate bonds that, at the time of purchase, are rated at least BBB or lower by S&P, Baa or lower by Moody's, are comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital. The Portfolios normally do not invest in bonds that are rated below CCC by S&P, Caa by Moody's, comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital.

      The average annual total return for the Brinson High Income Portfolio and the Alliance High Yield Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 6/30/01*

                                        Since
                            1 Year     09/28/98**
                            ------     --------

Brinson High Income
Portfolio....              (14.36)%    (3.96)%

Alliance High
Yield Portfolio.....        (3.21)%    (2.06)%

* Performance shown is for Class H shares of the Brinson High Income Portfolio and Class A shares of the Alliance High Yield Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S. High Yield Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Income Portfolio. Performance shown in this column for the Alliance High Yield Portfolio is from 9/30/98, the month end closest to the Brinson High Income Portfolio's inception date. The performance of the Alliance High Yield Portfolio from its inception, on October 27, 1997, is (1.79)%.

      The Alliance High Yield Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Income Portfolio has no such fundamental restriction.

      The Brinson High Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in commodities. In addition, the Brinson Portfolio may only invest 25% of its portfolio in U.S. dollar denominated securities of foreign issuers and 20% of its total assets in securities denominated in foreign currencies. The Alliance High Yield Portfolio has no such restrictions.

      The Brinson High Income Portfolio may write covered call options provided that the amount does not exceed 25% of its total assets and may write covered put options provided that the amount does not exceed 15% of its total assets. The Alliance High Yield Portfolio may write call and put options provided that the aggregate value of its portfolio securities subject to outstanding options does not exceed 15% of its total assets.

Brinson Small Cap Portfolio vs. Alliance Quasar Portfolio

      The Brinson Small Cap Portfolio and the Alliance Quasar Portfolio have similar investment objectives in that both seek long-term growth of capital. The Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Brinson Small Cap Portfolio's investment objective is long-term capital appreciation. The Brinson Small Cap Portfolio's name requires that it normally invest at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it defines as companies having market capitalizations of up to $1.5 billion. As of June 30, 2001, approximately 96.8% of the Alliance Quasar Portfolio's total assets were invested in small cap companies. Current income is only an incidental consideration in selecting investments for both Portfolios.

      The Alliance Quasar Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth and may invest in both well-known, established companies and new, unseasoned companies. The Alliance Quasar Portfolio also may invest in non-convertible bonds, preferred stocks and foreign securities. The Brinson Small Cap Portfolio, subject to the requirement that it normally invest at least 65% of its total assets in equity securities of small cap companies, has similar investment policies. Both Portfolios may invest in securities of foreign issuers, although the Brinson Small Cap Portfolio limits these investments to no more than 25% of its total assets and further limits such investments to U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Both Portfolios may invest in special situations which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

      The average annual total return for the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 6/30/01*

                                           Since
                             1 Year       09/28/98**
                             ------       --------

Brinson Small Cap
Portfolio....                14.78%        21.80%

Alliance Quasar
Portfolio.....               15.34%         7.80%

* Performance shown is for Class H shares of the Brinson Small Cap Portfolio and Class A shares of the Alliance Quasar Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Quasar Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Small Cap Portfolio. Performance shown in this column for the Alliance Quasar Portfolio is from 9/30/98, the month end closest to the Brinson Small Cap Portfolio's inception date. The performance of the Alliance Quasar Portfolio from its inception, on August 15, 1996, is 5.20%.

Brinson Strategic Income Portfolio vs. Alliance Global Bond Portfolio

      The Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Strategic Income Portfolio's investment objective is to achieve a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation.

      Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, and U.S. and non-U.S. companies. The Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Both Portfolios limit their investments to high-quality bonds and also normally invest at least 65% of their total assets in debt securities of at least three (and usually considerably more) countries and approximately 25% of their total assets in U.S. dollar denominated debt securities. Both Portfolios also normally maintain an average weighted maturity for fixed-income investments of between one year or less and ten years.

      AIGAM serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

      The average annual total return for the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 6/30/01*

                                                     Since
                         1 Year       5 Years       9/28/98**
                         ------       -------       -------
Brinson Strategic
Income Portfolio....     (1.25)%        N/A           1.19%

Alliance Global
Bond Portfolio......     (2.88)%       1.97%         (3.03)%

* Performance shown is for Class H shares of the Brinson Strategic Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/ reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Strategic Income Portfolio. Performance shown in this column for the Alliance Global Bond Portfolio is from 9/30/98, the month end closest to the Brinson Strategic Income Portfolio's inception date. The performance of the Alliance Global Bond Portfolio from its inception, on July 15, 1991, is 5.42%.

      Both Portfolios are non-diversified. This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

      The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Strategic Income Portfolio has no such fundamental restriction.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

      Each of the Portfolios declares and pays dividends and net realized capital gains at least annually. Both the Brinson Trust and the Alliance Fund make income and capital gains distributions in shares of each Portfolio. It is expected that, shortly prior to the closing date of each Agreement and Plan of Acquisition and Termination (the "Closing Date"), each of the Acquired Portfolios will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

      The Acquired Portfolios and the Acquiring Portfolios have substantially the same procedures for purchasing shares. Each of the Portfolios offers its shares to the separate accounts of life insurance companies ("Accounts"). Each day on which a Portfolio's net asset value is calculated, the Accounts transmit to that Portfolio any orders to purchase or redeem shares of that Portfolio based upon the purchase payments, redemption (surrender) requests and transfer requests from Contract Owners which are priced as of that day. The Portfolios may also suspend redemptions, if permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the SEC for the protection of a Portfolio's shareholders. Each Account purchases either Class H or Class I shares of a Brinson Portfolio, or Class A or Class B shares of an Alliance Portfolio as applicable. Class H and Class A shares are sold and redeemed at net asset value and do not pay any 12b-1 fees. Class I and Class B shares are also sold and redeemed at net asset value and pay annual distribution fees of 0.25% of their average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such shares without a vote of the shareholders.

      Shares of each Brinson Portfolio can be exchanged for shares of the same class of any other Brinson Portfolio, provided that the relevant separate account invests in both Portfolios. Although the shares of the Alliance Portfolios cannot be exchanged for shares of the same class of another Alliance Portfolio, the shareholders can redeem shares of one Alliance Portfolio and purchase shares of another Alliance Portfolio.

      See the Alliance Prospectus and Alliance SAI and the Brinson Prospectus and the Brinson SAI for further information.

Investment Advisors

      Brinson Advisors is the investment manager and administrator for each of the Brinson Portfolios. Alliance Capital is the sub-adviser for each Brinson Portfolio.

      Alliance Capital is the investment adviser of each of the Alliance Portfolios. AIGAM, is the sub-adviser for the Alliance Global Bond Portfolio.

================================================================================
SUMMARY OF PRINCIPAL RISKS

      Certain risks associated with an investment in the Acquiring Portfolios are summarized below. As described above under "Comparison of Investment Objectives, Policies and Restrictions", the investment policies of the Acquired Portfolios, with some exceptions, have generally been conformed to those of the corresponding Acquiring Portfolios. Therefore, subject to such limited exceptions, the risks of an investment in an Acquiring Portfolio are substantially similar to the risks of an investment in the corresponding Acquired Portfolio. More detailed descriptions of the risks associated with an investment in an Acquiring Portfolio can be found in the Alliance Prospectus and the Alliance SAI. The value of your investment in an Acquiring Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to each risk are summarized in a chart at the end of this section. Each of the Acquiring Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time.

Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments in such securities to decline.

      Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk is, however, generally greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities. Interest rate risk is also generally greater for Portfolios that invest in debt securities with longer maturities. Such risk may also be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk is also likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. High-yield, high-risk debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements and are predominately speculative credit risks.

      Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or which are in default. Portfolios that invest in foreign debt securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

Industry Risk This is the risk of investing in a particular industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

Business Sector Risk This is the risk of investing in a particular business sector. Market or economic factors affecting that sector could have a major effect on the value of a Portfolio's investments.

Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small-to-mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

Foreign Risk This is the risk of investing in issuers located in foreign countries. All Portfolios that invest in foreign securities are subject to this risk. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as are U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign currency denominated investments are subject to this risk.

Country or Geographic Risk This is the risk of investing in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

      Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, such as Brady Bonds. Investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia and Venezuela, have a history of political and economic instability.

Leveraging Risk When a Portfolio borrows money or otherwise leverages its assets, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance Capital will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risks than if used solely for hedging purposes. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying assets, rates or indices.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or contract.

Management Risk Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance Capital will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, the use of derivative and other investment techniques may be unavailable or Alliance Capital may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

Focused Portfolio Risk Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than can a "diversified" fund.

Allocation Risk Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

Chart of Principal Risks by Portfolio

The following chart summarizes the principal risks of each Alliance Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

  PORTFOLIO     Interest     Credit     Market    Industry/     Capital-   Foreign    Currency    Country or    Lever-   Derivatives
                  Rate        Risk       Risk      Sector       ization      Risk       Risk      Geographic    aging       Risk
                  Risk                              Risk         Risk                                Risk       Risk

------------------------------------------------------------------------------------------------------------------------------------
 Growth and         X          X           X                                   X          X
   Income
 Portfolio

      US            X          X           X                                                                                  X
 Government/
 High Grade
 Securities
 Portfolio

 High Yield         X          X           X                                   X          X                        X          X
 Portfolio

Total Return        X          X           X
 Portfolio

International                              X                                   X          X            X
 Portfolio

 Global Bond        X          X           X                                   X          X                        X          X
 Portfolio

   Growth           X          X           X                        X          X          X
 Portfolio

   Quasar           X          X           X                        X          X          X
 Portfolio

  PORTFOLIO          Liquidity     Manage-     Focused       Alloca-
                       Risk         ment      Portfolio       tion
                                    Risk         Risk         Risk

---------------------------------------------------------------------
 Growth and                           X
   Income
 Portfolio

      US                              X
 Government/
 High Grade
 Securities
 Portfolio

 High Yield              X            X
 Portfolio

Total Return                          X                          X
 Portfolio

International                         X
 Portfolio

 Global Bond             X            X            X
 Portfolio

   Growth                             X
 Portfolio

   Quasar                             X
 Portfolio

================================================================================

SPECIAL MEETING OF SHAREHOLDERS


      This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders of each Acquired Portfolio to be held on October 18, 2001 or at such later time as may be made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the shareholders of the Acquired Portfolios for use at the Meeting. The Meeting is being held to consider the proposed Merger of each Acquired Portfolio with the corresponding Acquiring Portfolio by the transfer of all of the Acquired Portfolio's assets and its stated liabilities to the Acquiring Portfolio (Proposals 1 through 9). This Prospectus/Proxy Statement and the enclosed form of proxy are initially being mailed to shareholders on or about October 1, 2001.


      The Brinson Trustees know of no matters to be brought before the Meeting other than those set forth herein. If, however, any other matters properly come before the Meeting, it is the Brinson Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

      If a Reorganization is not approved by shareholders at the Meeting, each applicable Acquired Portfolio will continue to operate as a series of Brinson Trust and the Brinson Trustees will then consider other options and alternatives for the future of such Acquired Portfolio, including the liquidation of the Acquired Portfolio, resubmitting the proposal for shareholder approval or other appropriate action.

================================================================================
THE PROPOSALS


Approval of Agreement and Plan of Acquisition and Termination


      The shareholders of the Brinson Balanced Portfolio are being asked to approve a Merger between the Brinson Balanced Portfolio and the Alliance
Total Return Portfolio (Proposal 1); the shareholders of the Brinson
Global Equity Portfolio are being asked to approve a Merger between the Brinson Global Equity Portfolio and the Alliance International
Portfolio (Proposal 2); the shareholders of the Brinson Global Income Portfolio are being asked to approve a Merger between the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio (Proposal 3); the shareholders of the Brinson Growth and Income Portfolio are being asked to approve a Merger between the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio (Proposal 4); the shareholders of the Brinson Growth Portfolio are being asked to approve a Merger between the Brinson Growth Portfolio and the Alliance Growth Portfolio (Proposal 5); the shareholders of the Brinson High Grade Portfolio are being asked to approve a Merger between the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio (Proposal 6);
the shareholders of the Brinson High Income Portfolio are being asked to approve a Merger between the Brinson High Income Portfolio and the Alliance High Yield Portfolio (Proposal 7); the shareholders of the Brinson Small Cap Portfolio are being asked to approve a Merger between the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio (Proposal 8); and the shareholders of the Brinson Strategic Income Portfolio are being asked to approve a Merger between the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio (Proposal 9). Each Merger is proposed to take place pursuant to an Agreement and Plan of Acquisition and Termination between the Acquired Portfolio and the Acquiring Portfolio (the "Agreements"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.


      Each Agreement provides, among other things, for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for (i) the issuance to the Acquired Portfolio of the Class A and Class B Merger Shares, the number of which will be calculated by dividing the value of the net assets attributable to the Class H and Class I shares, respectively, of the Acquired Portfolio acquired by the Acquiring Portfolio by the net asset value per Class A and Class B share of the relevant Acquiring Portfolio and (ii) the assumption by the relevant Acquiring Portfolio of all of the stated liabilities of the Acquired Portfolio, all as more fully described below under "Information About the Mergers."


      After receipt of the Merger Shares, each Acquired Portfolio will cause the Class A Merger Shares to be distributed to its Class H shareholders, and the Class B Merger Shares to be distributed to its Class I shareholders, as applicable, in termination of the Acquired Portfolio. Each shareholder of an Acquired Portfolio will receive a number of full and fractional Class A and Class B Merger Shares equal in value as of Closing Date to the aggregate value of the shareholder's Class H and Class I Acquired Portfolio shares.

Trustees' Recommendations


The Brinson Trustees have voted unanimously to approve each Merger and to recommend that shareholders of each Acquired Portfolio also approve the Merger applicable to them.


Required Shareholder Vote

      Approval of each Merger requires the approval of a "majority of the outstanding voting securities" of the Portfolio, which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio.

Background and Reasons for the Proposed Merger

      The Brinson Trustees, including all of the Brinson Trustees who are not "interested persons" of the Brinson Portfolios (the "Independent Trustees"), have unanimously determined that each Merger would be in the best interests of the relevant Acquired Portfolio, and that the interests of each Acquired Portfolio's shareholders would not be diluted as a result of effecting its Merger. At a meeting held on July 25, 2001, the Brinson Trustees unanimously approved each proposed Merger and recommended approval by shareholders. In determining whether to approve each Merger and to recommend its approval to shareholders, the Brinson Trustees, including the Independent Trustees, considered the potential impact of the Mergers on Brinson Trust shareholders and a variety of factors relating thereto, including among others: 1) the expertise, resources and historical performance of Alliance; 2) the viability of, and expense involved in operating, each Acquired Portfolio on a stand-alone basis;
3) the fact that the Acquired Portfolios are currently being subadvised by Alliance; 4) the terms and conditions of the Agreements and Plans of Acquisition and Termination, including provisions intended to avoid any dilution of shareholder interests; 5) the compatibility of the investment objectives, policies and limitations of each Acquired Portfolio and corresponding Acquiring Portfolio; 6) the historical and projected operating expenses of the Acquired Portfolios and the Acquiring Portfolios; 7) the historical performance of the Acquired Portfolios and the Acquiring Portfolios; 8) the fact that Alliance and Brinson will share equally all of the expenses associated with the Mergers, other than portfolio transfer costs (if any), brokerage and other similar expenses, all of which will be borne by the relevant Brinson Portfolio; 9) any direct or indirect costs to be incurred by the Acquired Portfolios or Acquiring Portfolios as a result of each Merger; 10) the tax consequences of each Merger;
11) the fact that seed capital will be redeemed from the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio prior to the consummation of the Merger; and 12) possible alternatives to the Merger.




      In reaching the decision to recommend approval of each Merger, the Brinson Trustees concluded that each Merger is in the best interests of each Acquired Portfolios and its respective shareholders. The principal reasons why the Brinson Trustees recommend each Merger are as follows:

(i) Sustainable decreases in overall expenses. The Mergers are expected to result in aggregate operating expenses that would be lower than those expected to be borne by the Acquired Portfolios as described more fully in the Overview under "Operating Expenses." Of course, there can be no assurance that the Mergers will result in savings in operating expenses to shareholders.

(ii) Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of each Acquiring Portfolio are, in general, substantially similar to those of each corresponding Acquired Portfolio. Although the investment objectives and policies of certain of the Acquired Portfolios are different from those of the corresponding Acquiring Portfolios (as described above in "Comparison of Investment Objectives, Policies and Restrictions"), because of the similarity between the broader goals of each Acquiring Portfolio and those of its respective Acquired Portfolio, the Brinson Trustees believe that an investment in shares of each Acquiring Portfolio will provide Acquired Portfolio shareholders with an investment opportunity comparable to that currently afforded by the corresponding Acquired Portfolio.

(iii) Economics of Scale. The Brinson Trustees further believe that the greater size of each combined Portfolio will offer Brinson shareholders greater prospects for efficient Portfolio management and economic viability, as well as the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments.

================================================================================
INFORMATION ABOUT THE MERGERS

Agreement and Plan of Acquisition and Termination

      Each proposed Agreement and Plan of Acquisition and Termination provides that the relevant Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange for the issuance of Class A and Class B Merger Shares and for the assumption by the Acquiring Portfolio of the stated liabilities of the Acquired Portfolio, all as of the Effective Time (defined in each Agreement to be 4:00 p.m. on the Closing Date). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

      At the Effective Time, each Acquired Portfolio will sell all of its assets to the corresponding Acquiring Portfolio, and, in exchange, the Acquiring Portfolio will assume the stated liabilities of the Acquired Portfolio and deliver to the Acquired Portfolio (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class H shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class H shares of the Acquired Portfolio, and (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class I shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class I shares of the Acquired Portfolio.

      At or as soon as reasonably practical after the Effective Time, each Acquired Portfolio will terminate by transferring to its shareholders of record as of the Effective Time the full and fractional Merger Shares received by the Acquired Portfolio, with Class A Merger Shares being distributed to holders of Class H shares of the Acquired Portfolio and Class B Merger Shares being distributed to holders of Class I shares of the Acquired Portfolio. As a result of the proposed transaction, each holder of Class H and Class I shares of the Acquired Portfolio will receive a number of Class A and Class B Merger Shares equal in aggregate net asset value at the Effective Time to the aggregate net asset value of the Class H and Class I shares, respectively, of the Acquired Portfolio held by the shareholder. Each Acquiring Portfolio shall record on its books the ownership by the corresponding Acquired Portfolio's shareholders of the Class A and Class B Merger Shares, and the Acquired Portfolio shall simultaneously redeem and cancel on its books all of its issued and outstanding Class H and Class I shares.


      The consummation of each Merger is subject to the conditions set forth in the Agreement, any of which may be waived by the party entitled to its protections, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Acquired Portfolio, prior to the Effective Time, by a majority of either the Alliance Directors or the Brinson Trustees if (i) any of the Portfolio's conditions precedent as set forth in the Agreement has not been fulfilled or (ii) the Alliance Directors or the Brinson Trustees determine that the consummation of the Acquisition is not in the best interests of the Portfolio or its shareholders and gives notice of such termination to the other party.


      All expenses incurred in connection with the Agreement, and all transactions contemplated thereby, will be borne equally by Alliance and Brinson Advisors (other than portfolio transfer cost (if any), brokerage and other similar expenses, all of which will be borne by the relevant Portfolio, except that such expenses, if any, incurred in connection with the redemption of seed capital from the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio will not be excluded). Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code. Neither Brinson Advisors nor the Brinson Trust is currently aware of any such expenses and neither Brinson Advisors nor the Brinson Trust believe that any will be incurred in connection with the Mergers.

Indemnification of Acquiring Funds

      In connection with the Mergers, Brinson Advisors has agreed to indemnify each Acquiring Fund and its affiliates from and against losses which it may suffer as a result of any liabilities, whether absolute, accrued, contingent or otherwise, and to reimburse such Acquiring Fund and its affiliates for any reasonable legal or other costs and expenses incurred by it or its affiliates in connection with discharging, investigating or defending against any such liability.

Description of the Merger Shares

      Full and fractional Merger Shares will be issued to each Acquired Portfolio's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A and Class B shares of the Acquiring Portfolio, which have characteristics substantially similar to those of, respectively, the Class H and Class I shares of each Acquired Portfolio with respect to 12b-1 servicing and/or distribution fees. Class H and Class A shares are purchased at net asset value. Class I and Class B shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.


      Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Portfolio when issued, will be transferable without restriction, and will have no preemptive or conversion rights.

      See the Alliance Prospectus for more information about the characteristics of Class A and Class B shares of the Acquiring Portfolios.

Organization

      The following is a summary of the major differences between the governing documents and laws applicable to each of the Acquiring Funds and the Acquired Funds.

      The Brinson Trust is organized as a Massachusetts business trust and the Alliance Fund is organized as a Maryland corporation. Except as otherwise noted below, the provisions of Maryland law and the Articles of Incorporation (the "Alliance Articles") and Bylaws (the "Alliance Bylaws") of the Alliance Fund are substantially similar to those of Massachusetts law, the Declaration of Trust (the "Brinson Declaration of Trust") and the Bylaws (the "Brinson Bylaws") of the Brinson Trust. All of the Acquiring Portfolios and the Acquired Portfolios are subject to the 1940 Act.

Meetings of Shareholders

      The Brinson Declaration of Trust gives the Brinson Trustees and shareholders holding at least 10% of the shares then outstanding the right to call (or cause to be called) a special meeting of shareholders. By contrast, the Alliance Bylaws enable a special meeting of the shareholders to be called by the chairman of the board, the president, the Board of Directors, or upon the written request of shareholders entitled to cast 25% of the votes at such special meeting, by the secretary.

Quorums

      The Brinson Declaration of Trust provides that a majority of shares entitled to vote constitutes a quorum at a shareholders' meeting. The Alliance Articles provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. Unlike the Brinson Declaration of Trust, which provide that a majority of Trustees constitutes a quorum for a meeting of Trustees, the Alliance Bylaws provide that one-third of the Directors (but no fewer than two) constitutes a quorum for a meeting of Directors.

Number of Directors

      The Brinson Declaration of Trust provides for a minimum of one and a maximum of 15 Trustees. The Alliance Articles provide that the number of Directors shall initially be one and may be increased or decreased by a majority of the entire board of directors, but shall not be greater than 20.

Removal of Trustees or Directors

      The Brinson Declaration of Trust provides that a Trustee may be removed
(i) with or without cause at any time by written instrument signed by at least two-thirds of the Trustees, or (ii) at any special meeting of shareholders of the Brinson Trust by a vote of at least two-thirds of the outstanding shares. Pursuant to Maryland law and the Alliance Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast.

Indemnification of Trustees, Directors and Officers

      The Brinson Declaration of Trust provides that every person who is or has been a Trustee or an officer shall be indemnified to the fullest extent permitted by Massachusetts law against all liabilities and against all expenses reasonably incurred in connection with any indemnifiable claim. However, no indemnification is provided (i) to any person who is adjudicated by a court (a) to be liable to the Brinson Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties, or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Brinson Trust, or (ii) in the event of a settlement, unless there is a determination that the Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (a) by the court approving the settlement, (b) by a majority of the disinterested Trustees, or
(c) by written opinion of independent legal counsel.

      Similarly, the Alliance Articles indemnify current and former directors and officers and those persons who, at the Alliance Fund's request serve or have served another organization as a director or officer to the maximum extent permitted under Maryland Law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or
(b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

      Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

      The Brinson Declaration of Trust provides that indemnification expenses may be paid in advance only if (i) there is an undertaking to repay the advance and appropriate security for such undertaking is given, (ii) the relevant Portfolio is insured against losses arising from any such advance payments, or
(iii) either a majority of the disinterested Trustees, or independent legal counsel, in a written opinion, determines that there is reason to believe that the indemnified persons will be found to be entitled to indemnification. Under Maryland law, indemnification expenses may be paid in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met, and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.

Personal Liability

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Brinson Declaration of Trust disclaims shareholder liability for acts or obligations of the Brinson Trust and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Brinson Trust, the Acquired Portfolios or the Brinson Trustees. The Brinson Declaration of Trust provides for indemnification out of Acquired Portfolio property for all loss and expense of any shareholder held personally liable for the obligations of the Acquired Portfolio. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Acquired Portfolio would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation.

Termination

      The Brinson Declaration of Trust provides that the Brinson Trust or any series thereof may be terminated by a "majority of the outstanding voting securities" (which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the portfolio) of the series or the Trust, or by the Trustees without obtaining a "majority of the outstanding voting securities" if a majority of the Trustees makes a determination that the continuation of a Series or the Trust is not in the best interests of such Series or Trust or their respective shareholders. Under Maryland law, a corporation may be dissolved by vote of the majority of the Directors.

Amendments

The Brinson Declaration of Trust may be amended by a majority of the Brinson Trustees, as long as the amendment does not adversely affect the rights of any shareholder. If an Amendment adversely affects the rights of shareholders, it may be adopted by a majority of the Brinson Trustees when authorized to do so by a "majority of the outstanding voting securities." The Brinson Bylaws may be amended by a majority of the Brinson Trustees. The Alliance Articles may be amended by a vote of two-thirds of all the votes entitled to be cast by the shareholders. The Alliance Bylaws may only be amended by the Directors.

Federal income tax consequences

      As long as the Contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under Section 72 of the Internal Revenue Code, the Mergers will not create any tax liability for Contract Owners.

      Each Acquired Portfolio and each Acquiring Portfolio will receive an opinion from Ropes & Gray, special counsel to the Alliance Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will* be recognized by the Acquired Portfolio as a result of the Merger; (ii) under Section 354 of the code, no gain or loss will* be recognized by shareholders of the Acquired Portfolio on the distribution of Merger Shares to them in exchange for their shares of the Acquired Portfolio; (iii) under
Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Portfolio's shareholders receive in exchange for their Acquired Portfolio shares will* be the same as the aggregate tax basis of the Acquired Portfolio shares exchanged; (iv) under Section 1223(1) of the Code, an Acquired Portfolio's shareholder's holding period for the Merger Shares received pursuant to the Agreement will* be determined by including the holding period for the Acquired Portfolio shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Portfolio shares as a capital asset; (v) under
Section 1032 of the Code, no gain or loss will* be recognized by the Acquiring Portfolio as a result of the reorganization; (vi) under Section 362(b) of the Code, the Acquiring Portfolio's tax basis in the assets that the Acquiring Portfolio receives from the Acquired Portfolio will* be the same as the Acquired Portfolio's tax basis in such assets; and (vii) under Section 1223(2) of the Code, the Acquiring Portfolio's holding period in such assets will* include the Acquired Portfolio's holding period in such assets. The opinion will be based on certain factual certifications made by officers of Brinson Advisors and Alliance Capital and will also be based on customary assumptions and qualifications.


      A substantial portion of the assets of each Acquired Portfolio has been or will be sold in connection with the Mergers of those Portfolios into the respective Acquiring Portfolios. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Portfolio's shareholders (but not Contract Owners) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the Contract Owners).


      For all of the Mergers, prior to the Exchange Date, the Acquired Portfolio will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

      The foregoing description of the federal income tax consequences of the Mergers is made without regard to the particular circumstances of any shareholder.

----------
* The word "should" applies in place of the word "will" where indicated in the case of the Mergers involving the Brinson Balanced Portfolio, the Brinson Global Equity Portfolio and the Brinson High Income Portfolio.

Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, foreign and other taxes.

      Capitalization

      The following tables show the capitalization of each Acquired Portfolio and each Acquiring Portfolio as of December 31, 2000 and of each Acquiring Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Acquiring Portfolio of the assets and stated liabilities of the corresponding Acquired Portfolio at net asset value, and in the case of the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio, the redemption by Brinson of its shares of such Portfolio in connection with the merger:

                             Capitalization Tables
                                   6/30/01
                                  (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                       Brinson Balanced         Alliance Total Return       Pro Forma Combined
                                                           Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I             Class A             Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                            13,188       1,675                148,629            161,817       1,675
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                     1,503         191                  8,259              8,990         191
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                           8.77        8.75                  18.00              18.00        8.75
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Brinson Global Equity     Alliance International       Pro Forma Combined
                                                           Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I             Class A             Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                             6,218         518                66,055              72,273         518
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                       642          54                 5,353               5,857          54
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                           9.69        9.64                 12.34               12.34        9.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Brinson Global     Brinson Strategic    Alliance Global          Pro Forma
                                                   Income Portfolio    Income Portfolio      Bond Portfolio           Combined
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class H         Class H*  Class I   Class A   Class B    Class A** Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                4,900        11,088      1,895    44,981     5,438     50,638     7,333
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                          472         1,004        172     4,303       523      4,846       705
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                            10.38          11.04      11.03     10.45     10.40      10.45     10.40
------------------------------------------------------------------------------------------------------------------------------------
*  Includes seed capital that will be withdrawn before consummation of the Acquisition.
** Reflects the redemption of $10,331,000 of seed capital.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Brinson Growth and         Alliance Growth and        Pro Forma Combined
                                                       Income Portfolio           Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I      Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                           16,080          8,554      682,943       453,043     699,023        461,587
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                    1,305            695       29,276        19,520      29,962         19,888
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                         12.33          12.31        23.33         23.21       23.33          23.21
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Brinson Growth           Alliance Growth          Pro Forma Combined
                                                           Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I      Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                           15,955          1,547      270,353        81,084      286,308      82,631
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                    2,643            258       14,889         4,490       15,765       4,575
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                          6.04           5.99        18.16         18.06        18.16       18.06
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Brinson High Grade       Alliance U.S./High          Pro Forma Combined
                                                      Fixed Income Portfolio      Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                            Class H             Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                     2,117            69,640        4,810        71,757          4,810
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                               249             6,076          421         6,262            421
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                                   8.50             11.46        11.42         11.46          11.42
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Brinson High Income        Alliance High Yield        Pro Forma Combined**
                                                           Portfolio*                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                             Class H                    Class A                    Class A
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                     9,629                      26,551                     27,236
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                             1,412                       3,580                      3,670
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                                   8.44                        7.42                       7.42
------------------------------------------------------------------------------------------------------------------------------------
*  Includes seed capital that will be withdrawn before consumation of the
   Acquisition.
** Reflects the redemption of $8,944,000 of seed capital.


------------------------------------------------------------------------------------------------------------------------------------
                                                        Brinson Small Cap            Alliance Quasar          Pro Forma Combined
                                                           Portfolio                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                      Class H*      Class I      Class A       Class B      Class A**     Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                             5,825          853       225,452          5,032      226,108          5,885
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                       387           57        20,317            455       20,370            532
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                          15.07        14.98         11.10          11.07        11.10          11.07
------------------------------------------------------------------------------------------------------------------------------------


* Includes seed capital that will be withdrawn before consummation of the Acquisition.
** Reflects the redemption of $5,169,000 of seed capital.

================================================================================
VOTING INFORMATION

Record date, quorum and method of tabulation

Shareholders of record of each Acquired Portfolio at the close of business on August 10, 2001 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each Acquired Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class H and Class I shareholders of each Acquired Portfolio will vote together as a single class in connection with the approval or disapproval of the Mergers. Shareholders of each Acquired Portfolio will vote only on the approval or disapproval of that Portfolio's Merger.

      Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Brinson Trustees as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. Proxies with respect to which an Account has not received instructions will be voted for, voted against, or withheld from voting on each proposal in the same proportion as the other outstanding shares of the same Portfolio held by such Account are voted. The tellers will count broker non-votes as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Merger.



Shares outstanding and beneficial ownership.

      As of the Record Date, as shown on the books of each Acquired Portfolio and each Acquiring Portfolio, there were issued and outstanding the following number of shares of beneficial interest of each class of each Acquired Portfolio and each class of each Acquiring Portfolio.



Brinson Series Trust                               Class H       Class I

  Brinson Balanced Portfolio                     1,470,730       187,661
  Brinson Global Equity Portfolio                  610,818        53,869
  Brinson Global Income Portfolio                  469,139           N/A
  Brinson Growth and Income Portfolio            1,289,923       721,677
  Brinson Growth Portfolio                       2,592,961       240,217
  Brinson High Grade Portfolio                     236,184           N/A
  Brinson High Income Portfolio                  1,138,098           N/A
  Brinson Small Cap Portfolio                      386,402        45,480
  Brinson Strategic Income Portfolio             1,003,276       171,328


  Alliance Variable Products Series Fund, Inc.     Class A       Class B

  Alliance Total Return Portfolio                8,484,423           N/A
  Alliance International Portfolio               5,360,147           N/A
  Alliance Global Bond Portfolio                 4,145,267       517,701
  Alliance Growth and Income Portfolio          29,179,168    24,217,299
  Alliance Growth Portfolio                     14,341,797     4,870,417
  Alliance U.S./High Grade Portfolio             6,263,417       440,032
  Alliance High Yield Portfolio                  3,557,583           N/A
  Alliance Quasar Portfolio                     20,380,328       447,407



      As of the Record Date, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each Brinson Portfolio and directors and officers owned in the aggregate less than of 1% of the outstanding shares of any class of each Alliance Portfolio. To the knowledge of the Brinson Trust's management, as of the Record Date, there were no Contract Owners with the ability to provide voting instructions with respect to more than 5% of a class of an Acquired Portfolio's shares. To the knowledge of the Alliance Fund's Management, as of the Record Date, there were no Contract Owners with the ability to give voting instructions with respect to more than 5% of a class of an Acquiring Portfolio's shares. However, the proportionate voting by the insurance companies of shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding shares of a class. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. Brinson Advisors and the following insurance company separate accounts are shown on the Brinson Trust's records as owning 5% or more of a class of a Brinson Portfolio's shares as of the Record Date:


PORTFOLIO                         PERCENTAGE OWNED      SHAREHOLDER
----                              ----------------      -----------

BRINSON BALANCED PORTFOLIO
--Class H shares                       47.18%           PaineWebber Life Insurance Company
                                                        1285 Avenue of the Americas
                                                        New York, New York 10019

                                       36.31%           American Republic Insurance Company
                                                        Attn: Annuity Administration
                                                        P.O. Box 1
                                                        Des Moines IA 50301

                                       12.17%           AIG Life Paradigm Variable Annuity
                                                        c/o Robert Shock
                                                        Stop 6-01B
                                                        1 Alico Plaza
                                                        Wilmington, DE 19801

--Class I shares                         100%           Keyport Life Insurance Company
                                                        125 High Street
                                                        Boston, MA 02110-2712

BRINSON GLOBAL EQUITY PORTFOLIO
--Class H shares                       61.75%           PaineWebber Life Insurance Company

                                       37.30%           American Republic Insurance Company

--Class I shares                       97.84%           Keyport Life Insurance Company

BRINSON GLOBAL INCOME PORTFOLIO
--Class H shares                       52.29%           American Republic Insurance Company

                                       34.03%           PaineWebber Life Insurance Company

                                       10.18%           AIG Life Paradigm Variable Annuity

BRINSON GROWTH AND INCOME PORTFOLIO
--Class H shares                       38.05%           AIG Life Paradigm Variable Annuity

                                       28.31%           PaineWebber Life Insurance Company

                                       16.57%           American Republic Insurance Company

                                       14.84%           Conseco Variable Insurance Company
                                                        Attn: Carla Higgs -
                                                        Separate Accounts
                                                        11825 N. Pennsylvania Street
                                                        Carmel, IN 46032

--Class I shares                       45.80%           Hartford Life Insurance Company
                                                        Separate Account Two
                                                        Attn: Carol Lewis
                                                        200 Hopmeadow Street
                                                        Simsbury, CT 06089

                                       29.07%           The Ohio National Life Insurance Company
                                                        One Financial Way
                                                        Cincinnati, OH 45242

                                       13.06%           Keyport Life Insurance Company

                                       11.25%           Aetna Life Insurance & Annuity Company
                                                        ARS Central Valuation Unit
                                                        Attn: Gordon Elrod
                                                        151 Farmington Ave.
                                                        Hartford, CT 06156

BRINSON GROWTH PORTFOLIO
--Class H shares                       49.63%           American Republic Insurance Company

                                       38.96%           PaineWebber Life Insurance Company

                                       10.13%           AIG Life Paradigm Variable Annuity

--Class I shares                       99.44%           Keyport Life Insurance Company

BRINSON HIGH GRADE FIXED INCOME
PORTFOLIO
--Class H shares                         100%           PaineWebber Life Insurance Company

BRINSON HIGH INCOME PORTFOLIO
--Class H shares                       93.11%           Brinson Advisors
                                                        51 W. 52nd Street
                                                        New York, New York 10019-6114

                                        5.05%           AIG Life Paradigm Variable Annuity
BRINSON SMALL CAP PORTFOLIO
--Class H shares                       88.76%           Brinson Advisors

                                        9.77%           AIG Life Paradigm Variable Annuity

--Class I shares                       68.11%           The Ohio National Life Insurance Company

                                       31.88%           Aetna Life Insurance & Annuity Company
BRINSON STRATEGIC INCOME PORTFOLIO
--Class H shares                       93.26%           Brinson Advisors

                                        6.04%           AIG Life Paradigm Variable Annuity

--Class I shares                       39.91%           Hartford Life Insurance Company

                                                        Separate Account Two

                                       34.47%           The Ohio National Life Insurance Company

                                       25.61%           Keyport Life Insurance Company



The following insurance company separate accounts are shown on the Alliance Fund's records as owning 5% or more of a class of an Alliance Portfolio's shares as of the Record Date:

PORTFOLIO                         PERCENTAGE OWNED      SHAREHOLDER
---------                         ----------------      -----------

ALLIANCE TOTAL RETURN PORTFOLIO
--Class A Shares                       87.27%           AIG Life Insurance Company
                                                        One ALICO Plaza
                                                        600 N. King Street
                                                        Wilmington DE 19801

                                       12.73%           American International Life
                                                        Assurance Company of New York
                                                        (American International Life)
                                                        80 Pine St
                                                        New York, New York 10005

ALLIANCE
INTERNATIONAL PORTFOLIO
--Class A Shares                       84.96%           AIG Life Insurance Company

                                       11.47%           American International Life

ALLIANCE GLOBAL BOND PORTFOLIO
--Class A Shares                       60.89%           Keyport Life Insurance Company

                                       19.52%           National Union Fire Insurance
                                                        c/o American International Life
                                                        Attn: Bill Tucker
                                                        80 Pine St.
                                                        New York, New York 10005

                                       16.54%           AIG Life Insurance Company

--Class B Shares                      100.00%           Keyport Life Insurance

ALLIANCE
GROWTH AND INCOME PORTFOLIO
--Class A Shares                       67.68%           AIG Life Insurance Company

                                       11.25%           Merrill Lynch Life Insurance
                                                        Administrative Offices
                                                        800 Scudder Mill Rd.
                                                        Plainsboro, NJ 08536

                                       10.19%           American International Life

--Class B Shares                       26.44%           Allmerica Financial Life Insurance
                                                        440 Lincoln St.
                                                        Worcester, MA 01653

                                       21.23%           AIG Life Insurance Company

                                       18.83%           Northbrook Life Insurance Company
                                                        3100 Sanders Rd
                                                        Northbrook, IL 60062

                                        7.79%           Lincoln Life Variable Annuity
                                                        1300 South Clinton
                                                        Fort Wayne, IL 46802

                                        6.30%           GE Life and Annuity Assurance
                                                        6610 West Broad St.
                                                        Richmond, VA 23230

                                        5.77%           Keyport Life Insurance

ALLIANCE GROWTH PORTFOLIO
--Class A Shares                       85.49%           AIG Life Insurance Company

                                       14.47%           American International Life

--Class B Shares                       59.54%           AIG Life Insurance Company

                                       16.24%           Northbrook Life Insurance Company

                                       15.33%           Lincoln National Separate Account

                                        5.14%           Allmerica Financial Life Insurance

ALLIANCE U.S. GOVERNMENT /
HIGH GRADE SECURITIES PORTFOLIO

--Class A Shares                       89.58%           AIG Life Insurance Company

                                       10.42%           American International Life

--Class B Shares                       55.88%           American Enterprise Life Insurance

                                       44.12%           AIG Life Insurance Company

ALLIANCE HIGH YIELD PORTFOLIO
--Class A Shares                       92.60%           AIG Life Insurance Company

                                        7.40%           American International Life

ALLIANCE QUASAR PORTFOLIO
--Class A Shares                       66.32%           Merrill Lynch Insurance Group

                                       29.00%           AIG Life Insurance Company

--Class B Shares                       59.50%           GE Life and Annuity Assurance

                                       40.50%           Sun Life Financial Futurity
                                                        1 Copley Place
                                                        Suite 200
                                                        Boston, MA 02116



The following pro forma table shows the insurance company separate accounts that will own 5% or more of a class of an Aqquiring Portfolio's shares giving effect to the proposed acquisition by the Acquiring Portfolio of the assets and stated liabilities of the corresponding Acquired Portfolio at net asset value, and in the case of the High Income Portfolio, the Small Cap Portfolio and the Strategic Income Portfolio, the redemption by Brinson of its shares of such Portfolio in connection with the merger.


                                     PROFORMA
PORTFOLIO                         PERCENTAGE OWNED      SHAREHOLDER
---------                         ----------------      -----------


ALLIANCE TOTAL RETURN PORTFOLIO

--Class A Shares                       80.43%           AIG Life Insurance Company

                                       11.74%           American International Life

--Class B Shares                       97.84%           Keyport Life Insurance Company

ALLIANCE
INTERNATIONAL PORTFOLIO
--Class A Shares                       77.92%           AIG Life Insurance Company

                                       10.52%           American International Life

                                        5.12%           PaineWebber Life Insurance Company

ALLIANCE GLOBAL BOND PORTFOLIO
--Class A Shares                       53.97%           Keyport Life Insurance Company

                                       17.30%           National Union Fire Insurance

                                       16.99%           AIG Life Insurance Company

                                        5.17%           American Republic Insurance Co.

--Class B Shares                      100.00%           Keyport Life Insurance

ALLIANCE
GROWTH AND INCOME PORTFOLIO
--Class A Shares                       66.13%           AIG Life Insurance Company

                                       11.00%           Merrill Lynch Life Insurance

                                        9.96%           American International Life

--Class B Shares                       26.02%           Allmerica Financial Life Insurance

                                       20.90%           AIG Life Insurance Company

                                       18.53%           Northbrook Life Insurance Company

                                        7.67%           Lincoln Life Variable Annuity

                                        6.50%           Keyport Life Insurance

                                        6.20%           GE Life and Annuity Assurance

ALLIANCE GROWTH PORTFOLIO
--Class A Shares                       80.65%           AIG Life Insurance Company

                                       13.66%           American International Life

--Class B Shares                       58.57%           AIG Life Insurance Company

                                       15.97%           Northbrook Life Insurance Company

                                       15.80%           Lincoln National Separate Account

                                        5.06%           Allmerica Financial Life Insurance

ALLIANCE U.S. GOVERNMENT /
HIGH GRADE SECURITIES PORTFOLIO
--Class A Shares                       87.15%           AIG Life Insurance Company

                                       10.14%           American International Life

--Class B Shares                       53.28%           American Enterprise Life Insurance

                                       44.12%           AIG Life Insurance Company

ALLIANCE HIGH YIELD PORTFOLIO
--Class A Shares                       92.13%           AIG Life Insurance Company

                                        7.22%           American International Life

ALLIANCE QUASAR PORTFOLIO
--Class A Shares                       66.26%           Merrill Lynch Insurance Group

                                       29.17%           AIG Life Insurance Company

--Class B Shares                       52.36%           GE Life and Annuity Assurance

                                       35.64%           Sun Life Financial Futurity

                                        8.17%           The Ohio National Life Insurance Co.




Contract Owner Instructions.

Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on a ballot enclosed with the insurance company's information statement and this Prospectus/Proxy Statement and then signing, dating and mailing the ballot to the insurance company shareholder. If a ballot is not marked to indicated voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each of the proposals. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract Owners.

Solicitation of instructions.

      Solicitation of instructions by personal interview, mail, or telephone, may be made by officers and Brinson Trustees and employees of Brinson Advisors and Alliance and their affiliates. The costs for solicitation of instructions, like the other costs associated with the Mergers, will be borne by Brinson Advisors and Alliance. See "Information About The Merger."

Revocation of Instructions

      Any Contract Owner giving instructions has the power to revoke such instructions by mail by executing superseding instructions or by voting in person. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions.

Shareholder Proposals At Future Meetings of Shareholders

      The Brinson Declaration of Trust does not provide for annual meetings of shareholders and the Brinson Trust does not currently intend to hold such a meeting in 2001. Shareholder proposals to be considered at any subsequent meeting of any Acquired Portfolio's shareholders must be received by the Brinson Trust within a reasonable period of time prior to any such meeting. If the Merger of an Acquired Portfolio is consummated, that Portfolio's existence will terminate on the Closing Date, or shortly thereafter, after which there would be no meetings of the shareholders of that Brinson Portfolio.

Adjournment

If sufficient votes in favor of any Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies, which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Brinson Advisors and Alliance will pay the costs of any additional solicitation and of any adjourned session.


Third Party Proxy Solicitation

As noted above MIS Corporation has been retained to assist with solicitation activities in connection with the Mergers (including assembly and mailing of materials to Contract Owners). Brinson Advisors and Alliance have estimated the cost of these services to be approximately $33,300.

INFORMATION ABOUT THE PORTFOLIOS

      Other information regarding the Acquired and Acquiring Portfolios, including information with respect to their investment objectives, policies and restrictions and financial histories, may be found in, respectively, the Brinson Prospectus, and the Brinson SAI, which are available free of charge upon request by calling 1-800-986-0088; and in the Alliance Prospectus which accompanies this Prospectus/Proxy Statement, the Merger SAI, and the Alliance SAI, which are available free of charge upon request by calling 1-800-277-4618.

      Proxy materials, reports and other information filed by the Brinson Trust with respect to the Brinson Portfolios and by the Alliance Fund with respect to the Alliance Portfolios can be inspected and copied at the SEC's public reference room, located at 450 5th Street NW, Room 1200, Washington DC 20549. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference rooms. You may also access reports and other information about the Trusts on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may also obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the following file numbers:

File No. 811-4919: Brinson Series Trust

File No. 811-05398: Alliance Variable Products Series Fund, Inc.

      Certain information and commentary from the Acquiring Portfolios' most recent annual reports relating to the Acquiring Portfolios' recent investment performance is set forth in Appendix B to this Prospectus/Proxy Statement.


Financial Highlights intended to help you understand each of the Acquired and Acquiring Portfolio's recent financial performance are incorporated by reference to the Merger SAI.


September 26, 2001

                                                                      Appendix A

            FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION



 [                       ], 2001


This Agreement and Plan of Acquisition and Termination (the "Plan") is made as of this [__] day of [__________], 2001, by and between ________________
Portfolio (the "Acquiring Fund"), a series of Alliance Variable Products Series Fund, Inc., a Maryland corporation ("AVP"), and [___________] Portfolio (the "Acquired Fund"), a series of Brinson Series Trust, a Massachusetts business trust ("BST"). All agreements, representations, actions and obligations herein that are made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by AVP or BST, respectively, on its behalf.

WHEREAS, the Acquiring Fund and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the Liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

                                      A-1

1. Definitions.

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                           Securities Act of 1933, as amended.

1934 Act                           Securities Exchange Act of 1934, as amended.

Assets                             All assets of any kind and all interests,
                                   rights, privileges and powers of or
                                   attributable to the Acquired Fund or any
                                   class of the Acquired Fund's shares, as
                                   appropriate, at the Effective Time (or, for
                                   purposes of Section 4(d) hereof, the time
                                   of delivery of the list referred to
                                   therein), whether or not determinable at
                                   the Effective Time and wherever located,
                                   including, without limitation, all cash,
                                   cash equivalents, securities, claims
                                    (whether absolute or contingent, known or
                                   unknown, accrued or unaccrued or conditional
                                   or unmatured), contract rights and
                                   receivables (including dividend and interest
                                   receivables) owned by the Acquired Fund or
                                   attributable to any class of the Acquired
                                   Fund's shares and any deferred or prepaid
                                   expense shown as an asset on the Acquired
                                   Fund's books.
Closing Date                       Such date prior to December 31, 2001 as the
                                   parties agree to.

                                      A-2

Effective Time                     4:00 p.m. Eastern time on the Closing Date,
                                   or such other time as the parties may agree to in writing.

Financial Statements               The audited financial statements of the
                                   relevant Fund for its most recently
                                   completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                               The Acquiring Fund and/or the Acquired
                                   Fund, as the case may be.

Liabilities                        All liabilities of the Acquired Fund at the
                                   Effective Time, whether accrued or unaccrued, absolute or contingent or conditional or unmatured, but only to the extent disclosed or provided for in the most recent Financial
                                   Statements of the Acquired Fund referred to in paragraph 6(i) and not identified by the Acquired Fund to the Acquiring Fund as having been paid or provided for on or prior to the Closing Date, or otherwise disclosed in writing to, and accepted by, the Acquiring
                                   Fund as of the Valuation Time.

N-14 Registration Statement        The Registration Statement of the Acquiring
                                   Fund on Form N-14 under the 1940 Act that will register the shares of the Acquiring
                                   Fund to be issued in the Acquisition and will include the proxy materials necessary for the shareholders of the Acquired Fund to approve the Acquisition.

                                      A-3

Valuation Time                     The time on the Closing Date, or the
                                   business day immediately preceding the
                                   Closing Date if the Closing Date is not a business day or such other date as the parties may agree to in writing, when for purposes of this Plan the Acquiring Fund determines its net asset value per share and the Acquired Fund determines the net value of the Assets.

2. Regulatory Filings.

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and each Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby. Each Fund, if requested, shall use reasonable commercial efforts to cooperate in such filings.

3. Shareholder Action

As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a shareholder meeting to consider and approve the Acquisition and this Plan, and such other matters as the Trustees of BST may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

                                      A-4

4. Transfer of the Acquired Fund's Assets. Each Fund shall take the following steps with respect to the Acquisition, as applicable:

(a) Prior to the Effective Time, the Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, (as defined in section 852 of the Code, if any, and net capital gain (as defined in Code section 1222), if any.

(b) At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any Asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to

                                      A-5

the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

(d) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

     (1) the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund that number of full and fractional shares of common stock of each class of the Acquiring Fund, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, determined by dividing the value of the Assets less the amount of the Liabilities attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund.

     (2) For purposes of paragraph (1), the net asset value per share of each class of the Acquiring Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the value of the Assets and the amount of the Liabilities shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund.

                                      A-6

     (3) The Acquired Fund shall deliver or make arrangements to deliver the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. All cash shall be transferred in the form of immediately available funds payable to the order of the Acquiring Fund's custodian.

(e) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Termination and Dissolution of the Acquired Fund, Registration of Shares of the Acquiring Fund and Access to Records. Each Fund also shall take the following steps, as applicable:

(a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring to shareholders of record of each class of the Acquired Fund full and fractional shares of common stock of the corresponding class of the Acquiring Fund equal in value to the shares of the class of the Acquired Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that the Acquired Fund declared with respect to the class of the Acquired Fund's shares held by the shareholder before the Effective Time. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's shareholders of the Acquiring Fund shares so transferred to such shareholders and the Acquired Fund shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each class of the Acquired Fund. The Acquiring Fund shall issue certificates representing the Acquiring Fund shares

                                      A-7

in accordance with the then current Acquiring Fund prospectus; provided, however, that the Acquiring Fund shall not issue certificates representing the Acquiring Fund shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund. Following distribution by the Acquired Fund to its shareholders of all of the shares of the Acquiring Fund delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably practical after the Effective Time.

(b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of each class of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund. BST, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a series of BST, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of

                                      A-8

Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Plan. BST is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on BST. The Board of Trustees of BST duly established and designated each class of the Acquired Fund as a class of the Acquired Fund. BST is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

(b) BST, on behalf of the Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all its assets, to carry on its business as now being conducted, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

(c) The Board of Trustees of BST has duly authorized the execution and delivery of this Plan by BST on behalf of the Acquired Fund and the transactions contemplated herein. Duly authorized officers of BST have executed and delivered this Plan on behalf of the Acquired Fund. Assuming that this Plan has been duly authorized and executed by AVP on behalf of the Acquiring Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate BST's Declaration of Trust, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund's shareholders, BST does not need to take any other action to authorize its

                                      A-9

officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d) The Acquired Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company thereunder for its taxable year ending upon the transfer of Acquiring Fund shares pursuant to
Section 5(a) hereof.

(e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) On behalf of the Acquired Fund, BST has duly authorized and validly issued all of the issued and outstanding shares of beneficial interest in the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

                                      A-10

(g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

(h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets free and clear of all liens, security interests and other encumbrances.

(i) The Financial Statements of the Acquired Fund, copies of which have been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and, if applicable, as of the most recently completed semi-annual period, and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated in accordance with generally accepted accounting principles.

(j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

(k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or

                                      A-11

governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by this Plan.

(l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

7. Certain Representations and Warranties of the Acquiring Fund. AVP, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                                      A-12

(a) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its assets and to carry out its obligations under this Plan. The Board of Directors of AVP duly established and designated the Acquiring Fund as a series of AVP and each class of shares of the Acquiring Fund as a class of the Acquiring Fund. AVP is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

(b) On behalf of the Acquiring Fund, AVP has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

(c) The Board of Directors of AVP has duly authorized the execution and delivery of this Plan and the transactions contemplated herein by AVP on behalf
of the Acquiring Fund.   Duly authorized officers of AVP have executed and
delivered this Plan. Assuming that this Plan has been duly authorized and executed by BST on behalf of the Acquired Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Articles of Incorporation of AVP, its By-Laws or any material agreement to which the Acquiring Fund is subject. AVP does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

                                      A-13

(d) The Acquiring Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company thereunder for its current taxable year.

(e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for the approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) On behalf of the Acquiring Fund, AVP has duly authorized and validly issued all of the issued and outstanding shares of common stock of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. AVP has duly authorized shares of the Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor are there any securities convertible into shares of the Acquiring Fund.

                                      A-14

(g) The Acquiring Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i) AVP, on behalf of the Acquiring Fund, has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. AVP, on behalf of the Acquiring Fund, will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(j) Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. For this purpose, negative investment performance shall not be considered a material adverse change.

                                      A-15

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Plan, other than the effectiveness of the N-14 Registration Statement.

8. Conditions to the Obligations of each Fund. The obligations of each Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by BST's Declaration of Trust, its By-Laws and applicable law. If shareholders of the Acquired Fund fail to approve the Acquisition, that failure shall release the Funds of their obligations under this Plan.

(b) Each of AVP and BST shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its President, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan are true and correct in all material respects at and as of the Effective Time.

(c) AVP, on behalf of the Acquiring Fund, and BST, on behalf of the Acquired Fund, shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(d) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund or the Acquiring Fund since December 31, 2000. For this purpose, negative investment performance shall not be considered a material adverse change.

                                      A-16

(e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Ropes & Gray, in form and substance reasonably satisfactory to each of them, based upon representations made in certificates provided by the Funds, their affiliates and/or principal stockholders and dated as of the Closing Date, substantially to the effect that, based on facts and assumptions stated therein, for federal income tax purposes:

     (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) each stockholder of the Acquired Fund will recognize no gain or loss on such stockholder's receipt of shares of the Acquiring Fund (including any fractional share to which the stockholder may be entitled) in exchange for the stockholder's shares of the Acquired Fund in connection with the Acquisition;

     (3) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of shares of the Acquiring Fund to stockholders of the Acquired Fund in exchange for their respective shares of Acquired Fund;

                                      A-17

     (4) the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

     (5) the aggregate tax basis of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

     (6) the holding period of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and

the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code.

(f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the shares of the Acquiring Fund, and the SEC shall not have

                                      A-18

instituted and to the knowledge of the Acquiring Fund shall not be contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

(g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(i) Neither party shall have terminated this Plan pursuant to Section 12 of this Plan.

9. Additional Conditions to the Obligations of the Acquired Fund. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

(a) The Acquired Fund shall have received an opinion of counsel to AVP in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

     (1) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act, and the Acquiring Fund is a duly established series thereof;

                                      A-19

     (2) This Plan has been duly authorized, executed and delivered by AVP, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Plan by BST, on behalf of the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

     (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

     (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Articles of Incorporation of AVP, its By-Laws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

                                      A-20

     (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, counsel to AVP may (i) rely on the opinion of Maryland counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
(v) rely on certificates of officers or directors of AVP as to factual matters.

10. Additional Conditions to the Obligations of the Acquiring Fund. The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

                                      A-21

(a) The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

     (1) BST is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is an open-end, management investment company registered under the 1940 Act, and the Acquired Fund is a duly established series thereof;

     (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by AVP, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

                                      A-22

     (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Declaration of Trust of BST, its By-Laws or any agreement of the Acquired Fund, known to such counsel, after reasonable inquiry; and

     (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Kirkpatrick & Lockhart, LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or Trustees of BST as to factual matters.

                                      A-23

(b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of its investment company taxable income, (as defined in Code section 852), if any, and all of its net capital gain (as defined in Code section 1222), if any.

(c) The Acquiring Fund shall have received a letter from Brinson Advisors, Inc. in which Brinson Advisors, Inc. agrees to indemnify the Acquiring Fund and its affiliates in respect of any and all liabilities of the Acquired Fund that are not reflected in the net asset value of the Acquired Fund as of the Valuation Time, such agreement to be in a form satisfactory to the Acquiring Fund.

11. Survival of Representations and Warranties. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

12. Termination of Plan. A majority of the Board of Directors of AVP or the Board of Trustees of BST may terminate this Plan at any time before the applicable Effective Time if: (i) the conditions precedent to the Fund's obligations set forth in Sections 8, 9 or 10, as appropriate, are not satisfied; or (ii) the Board of Directors of AVP or the Board of Trustees of BST determines that the consummation of the Acquisition is not in the best interests of the relevant Fund or its shareholders and gives notice of such termination to the other party.

13. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

                                      A-24

14. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15. Amendments. The parties may, by agreement in writing authorized by its respective Board, amend this Plan at any time before or after the shareholders of the Acquired Fund approve the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

                                      A-25

18. Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

19. Limitation on Liabilities. The obligations of each Fund shall not bind any of the directors, trustees, shareholders, nominees, officers, employees or agents of BST or AVP personally or any series of either AVP or BST except the parties hereto, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only BST, on behalf of the Acquired Fund, or AVP, on behalf of the Acquiring Fund, as applicable.

20. Termination of the Acquired Fund. If the parties complete the Acquisition, the Acquired Fund shall terminate and dissolve.

21. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

         [Acquired Fund] of Brinson Series Trust
         51 West 52nd St.
         New York, New York 10019
         Attention: Secretary


                                      A-26

For the Acquiring Fund:

         [Acquiring Fund] of Alliance Variable Products Series Fund, Inc. 1345 Avenue of the Americas
         New York, New York 10105
         Attention: Secretary


22. Expenses. Alliance Capital Management L.P., the investment adviser to the Acquiring Fund, and Brinson Advisors, Inc., the investment manager to the Acquired Fund, will share equally all expenses incurred in connection with this Plan, and all transactions contemplated hereby, whether or not the Acquisition is consummated.

23. General. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

                                      A-27

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                        BRINSON SERIES TRUST, on behalf of


                                        [Acquired Fund]


Attest:


By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:



                                      A-28



                                        Alliance Variable Products Series
                                        Fund, Inc., on behalf of [Acquiring
                                        Fund]


Attest:


By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:


Accepted and agreed with respect to Section 22 only:

Alliance Capital Management L.P.


By:  Alliance Capital Management
     Corporation, its General Partner


By:________________________________

Name_______________________________

Title:_____________________________


Accepted and agreed with respect to Section 22 only:
Brinson Advisors, Inc.


By:________________________________

Name_______________________________

Title:_____________________________

                                                                      Appendix B

       Excerpts from Alliance Fund Annual Report Dated December 31, 2000


Management Discussion and Analysis

Alliance Total Return Portfolio

Investment Objective

      The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

Market Review

      In stark contrast to the beginning of the year "New Millennium fanfare," the U.S. economy hobbled through year-end in rather tired shape. In 2000, bold "New Era" proclamations succumbed to the laws of financial gravity and the Internet was deemed not to be ready for prime time. The NASDAQ imploded (down 39% for the year and 54% off its March high), taking consumer confidence down with it. As the trajectory of economic growth became less certain, fixed income and equity investors sharpened their pencils and concluded that the economics of many a "New Era" business model just would not work. Against this backdrop of heightened sensitivity to financial risk, conservative assets performed better than risky assets, reversing the trend of the prior two years (at least in equities). Generally, global capital markets saw high quality assets perform better than low quality assets and fixed investments perform better than equities.

      Over the six- and 12-month periods ended December 31, 2000, the Lehman Government/Credit Index returned 7.36% and 11.85%, respectively. Corporate bonds underperformed, returning 9.39% for the 12-month period. During 2000, investors were challenged to avoid problem situations in rapidly deteriorating credits, both operationally (Bank of America, Conseco, Finova, Xerox, auto part firms and most retailers) and special situations (Owens Corning and other Asbestos exposed companies). Decelerating corporate earnings growth, escalating defaults, tighter credit availability, and expectations of weaker economic growth in 2001 argue for caution. Many industries continue to be plagued by over-capacity and are wrestling with short-term pressures from higher energy costs and tight labor markets.

      As for equities, smaller and more mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks. For the full calendar year, value stocks delivered their best returns ever when compared to growth stocks as the extreme disconnect in last year's market, between the underlying economic values of businesses as compared to their equity market valuations, appears to have undergone a substantial adjustment. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

Equities

      The Portfolio's equity investments meaningfully outperformed the S&P 500 during the past six- and 12-month periods ended December 31, 2000. Our strong performance was driven in large part by the success of our value style philosophy and the outsized returns generated from some of our largest equity holdings. On a more thematic note, the Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to Portfolio results in 2000.

      The extreme success of growth strategies in 1998 and 1999 peaked in March of last year as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through 2000, the high valuation structure of growth stocks succumbed to the pressure of downward earnings revisions and high profile, richly valued growth stocks dramatically underperformed.

      One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio to respond.

      Equity investments favorably impacting last year's performance were mainly in companies where earnings were believed to be relatively insensitive to the overall level of economic activity. In fact, many of this year's winners would have been characterized as "out-of-favor" earlier on this year. Securities negatively impacting performance were concentrated in technology and telecommunications, areas where fortunately, we were meaningfully underweighted versus the S&P 500.

Fixed Income

      Performance of the fixed income portion of the Portfolio modestly underperformed its benchmark (the Lehman Brother's Government Corporate Index) as widened corporate spreads negatively impacted the Portfolio's BBB rated bonds. The Portfolio's shorter-than-market duration, relatively high cash position, and lack of government agencies also contributed to the shortfall. During December, cash was deployed to increase duration, agencies, and corporate bonds. At year-end, the Portfolio's positions were more closely aligned to our fixed income benchmark. Duration was lengthened to 5.5 years (comparable to the index) in expectation of lower Treasury yields in 2001. Investments in non-investment grade securities remained moderate and relatively high in quality. These actions allowed the Portfolio to narrow its performance differential relative to its benchmark in December and positioned it for outperformance in 2001.

      Our fixed-income investments are positioned to benefit from lower interest rates and greater demand for spread product in 2001 as risk spreads revert to more normal levels in the wake of the Fed's efforts to increase system liquidity. We will continue to closely monitor economic developments and, as long as a recession is not envisioned, selectively add corporate bonds to the Portfolio. We shall continue to actively trade positions when securities reach fairly valued prices and will strive to minimize exposure to weakening credits.

Investment Results(3)

      Over the six- and 12-month periods ended December 31, 2000, the Total Return Portfolio significantly outperformed its composite benchmark (40% Lehman Brothers Government/Credit Bond Index and 60% S&P 500 Stock Index). The Total Return Portfolio returned 7.91% for the six-month period and 12.52% for the 12-month period, respectively.

Investment Outlook

      The Federal Reserve's policy to slow U.S. economic activity to relieve potential inflation pressure appears to have achieved its desired intent. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it appears the Federal Reserve has embraced a more liberal policy directive committed to engineering interest rates lower to support the economy.

      Our outlook for the economy and financial markets assume that the level of U.S. business activity will continue slowing into the first half of 2001. More determined easing by the Federal Reserve of another 100-150 basis points should help to cushion the downturn, and a reacceleration of growth to 3% is possible later this year. Elsewhere the slowdown will be less pronounced. However, we expect moderating growth to become a more consistent global theme for at least the next few quarters. Central banks will adopt more accommodative rhetoric and policies, and bond yields are more likely to move lower than higher. Slower U.S. profit growth over the next 12-18 months should keep broad stock market gains in single-digit territory.

Investment Results As Of December 31, 2000(4)

----------
(3) Average annual total returns are for the Portfolio's Class A shares.

      Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             Total Return Portfolio

1 Year                        12.52%
5 Years                        4.36%
Since Inception (12/92)       12.42%

                               Performance Update


            12/31/92*   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
-----------------------------------------------------------------------------
Fund         $10,000     $10,970    $10,557    $13,055    $15,036    $18,210
Composite    $10,000     $11,045    $10,976    $14,311    $16,311    $16,571

            12/31/98    12/31/99   12/31/00
--------------------------------------------
Fund         $21,304     $22,695    $25,536
Composite    $20,857     $25,718    $29,662


Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total

--------------------------------------------------------------------------------
(4) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. these figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      International Portfolio

Investment Objective

      The International Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Market Review

      The Year 2000 began with much fanfare. The world had entered into a new decade, a new century and a new millennium. Global markets continued their "race to the moon" with a 1% gain in the world markets, a 3% gain in the Standard & Poor's (S&P) 500 Stock Index and a powerful 10.7% gain in the NASDAQ in the first quarter of 2000. Technology, media and telecommunication (TMT) stocks maintained their reign of superior performance. We had entered the world of the "new" economy, a new way of life.

      What a difference a year makes. The great engine of global growth, the U.S. economy, began to sputter and subsequently slow, the technology revolution lost its fire and technology stocks began to crumble under the weight of overextended valuations. Global markets nose-dived, the euro touched new lows, the Japanese recovery became unconvincing and the U.S. finally ended a heated and chaotic election.

      Despite the triumphant beginning and great expectations for 2000, global markets returned the worst results seen in a decade. The Morgan Stanley Capital World Index and the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Index were down 13.2% and 14.2%, respectively. The S&P 500 declined 9.1% and the NASDAQ dropped 39.3%. The euro declined 6.3% versus the U.S. dollar and hit a low of .827 per U.S. dollar in November. The Japanese yen fell 10.5% against the greenback.

      The swing in market sentiment towards economic growth was swift this past year. Only 12 months prior, annualized fourth quarter growth for U.S. gross domestic product (GDP) was over 8%. That compares with a 2.7% consensus forecast for fourth quarter 2000. Certainly, the continuous increasing of interest rates around the world by central banks had a dampening effect on global economies. High energy prices also served as a brake on economic growth. In addition, the stockpiling of inventories, particularly in the technology arena, in order to ameliorate earlier problems of drastic component shortages, may have exacerbated the situation, causing growth to decline more rapidly. Signs of growing inventories and shorter lead times upset the markets, and technology stocks tumbled as a result.

      With concerns over economic growth and slowing demand, the easy capital flows for internet-related investments during the prior two years suddenly ceased, and certain credit markets around the world tightened rapidly. As a result, those companies with shaky and/or extended business models and no immediate cash flow soon fell by the wayside. With continuous news of dot.com bankruptcies, technology companies' earnings misses and market declines, the consumer has taken a rather sober view of the world recently, and has in turn, affected global growth negatively. This year's holiday spending may have been the lowest in years.

Investment Results(5)

      With a growth bias, the Portfolio underperformed the MSCI EAFE Index for the year 2000. The overweight position in TMT stocks hurt performance of the Portfolio on a relative basis, leading to a -19.86% return for the year. Mitigating the negative results vis-a-vis the Index were the Portfolio's large positions in financial and pharmaceutical stocks. Relative to global growth indices, such as the MSCI EAFE Growth Index, the Portfolio returned superior results given the holdings in these latter groups.

Investment Outlook

      Our investment process has always stressed valuation as well as growth and we continue to focus on those stocks where the most exciting growth is available at the best price. The Portfolio is diversified among industries and concentrated in those companies offering the best earning visibility over the next year. We remain fully invested and believe the focus on strong relative earnings fundamentals will be rewarded by the markets in the future and over the long-term.

Portfolio Strategy

      In Europe, media and telecommunication stocks were the hardest hit sectors in the Portfolio as the market grasped for clarity on valuations. As mobile phone providers bid colossal amounts for third generation licenses, investors began to question the ultimate returns expected. Concerns over balance sheet strength and ballooning capital expenditures replaced last year's fascination with subscriber growth and monumental mergers. In Europe, as in the U.S., cable companies lost their luster, and the promise of interactive television moved realistically further into the future. Again, similar to the U.S., the largest contributors to performance in Europe were financial and health care-related stocks.

      Despite Japan's weak showing this year (the MSCI Japan Index was down 28.2% in 2000), the Portfolio's holdings in the region contributed positively to performance. The increase in value of the pharmaceutical, financial, and consumer stock positions more than offset the decline in technology-related holdings.

----------
(5) Average annual total returns are for the Portfolio's Class A shares.

      Asia Pacific performance was mixed for the year. Positions in China and Hong Kong added to performance, while positions in Australia and Korea detracted from performance.

      The shift in psychology has been very rapid and has spread to almost all sectors of the economy. With the exception of financials, energy/utilities, pharmaceutical and consumer staples, all other industry sectors underperformed the world markets during 2000. Investor concerns are myopic in nature with extreme focus on the upcoming quarter's results with little or no value ascribed to growth prospects over the next 12-18 months. Despite the obvious change in global growth fundamentals, we believe the pendulum is beginning to swing too far to the other side. Global markets seem to be discounting a rather negative earnings scenario. With the decline in earnings estimates around the world complemented by numerous analyst-rating downgrades, global markets have settled into more realistic expectations, which we believe is favorable for the market. Although timing is very difficult, we believe 2001 can bring recovery to global markets. With the recent shift in focus from inflation to economic growth by the Federal Reserve, the U.S. will likely see the Fed lower rates further in the year 2001. In addition, there are signs of growing concerns of central bank members over an economic slowdown in both the Europe/UK and the Japan regions, which may result in lower rates outside the U.S. as well.

Investment Results As Of December 31, 2000(6)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             International Portfolio

1 Year                        19.86%
5 Years                       7.08%
Since Inception (12/92)       9.08%

                               Performance Update

----------
(6) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       12/31/92*    12/31/93   12/31/94   12/31/95   12/31/96
-----------------------------------------------------------------------------
Fund                    $10,000      $12,160    $12,975    $14,254    $15,287
MSCI EAFE Index         $10,000      $13,294    $14,366    $16,026    $17,045
Lipper International
Funds Avg               $10,000      $13,625    $13,572    $15,049    $17,014


                       12/31/97     12/31/98   12/31/99   12/31/00
------------------------------------------------------------------
Fund                    $15,796      $17,852    $25,034     20,062
MSCI EAFE Index         $17,396      $20,933    $26,647     22,928
Lipper International
Funds Avg               $18,044      $20,521    $28,151     23,629


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Global Bond Portfolio

Investment Objective

      The Global Bond Portfolio (the "Portfolio") seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

Market Review

      After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest rate increases, stable-to-lower stock prices, and higher oil prices dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

      In the U.S., economic growth moderated with a downshift in consumer spending. In May, the U.S. Federal Reserve raised interest rates by 50 basis points from 6.00% to 6.50%. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. Therefore, even in the face of higher official rates, the two-year Treasury yields fell from 6.72% to 5.91%, while 30-year Treasury yields fell from 5.99% to 5.79%. Stable growth allowed the Federal Reserve to hold rates steady thus far and their focus remains on inflationary imbalances in the labor market and inflation threats from higher oil prices.

      In the euro region, a weaker euro currency and higher oil prices dampened consumer confidence. Similar to the U.S., European monetary policy makers have also retained their aggressive attitudes.

      In Japan, the economy remains fragile and dependent on public spending and exports. There appears to be a moderation in private demand and a substantial decline in public spending. The Bank of Japan (BOJ) abandoned its "zero-rate" policy in August and raised its short-term rates to 0.25%.

      Global economic growth remained strong, as most individual country returns were positive toward the end of 2000. Ecuador posted the largest gain as a result of its progress in the dollarization process and debt restructuring reforms (Dollarization is the official adoption of the U.S. dollar as the currency of choice in a foreign country). Within the Latin American region, performance of Venezuelan debt remained positive, helped by rising oil prices (Venezuela is very dependent on oil exports). Other individual outperformers included Mexico and Brazil. Peru was among the worst performers on the back of growing political and economic uncertainties.

      The external environment has been very supportive of Mexican debt over the past six months as it benefited from a strong U.S. economy and robust oil prices. Internal factors such as sound fiscal policy, a credit rating upgrade to investment quality and a peaceful election also enhanced the performance of Mexican bonds. These positive credit events led to the lowering of the yield premium over Treasuries that investors demand from their Mexican holdings. The July election marked the first time that Mexico has seen a peaceful and democratic transfer of power between political parties. In Argentina, economic growth remains anemic, and the country has been severely hampered by external shocks--restrictive U.S. monetary policy, a weak euro currency and low agricultural commodity prices.

Investment Results(7)

      During the reporting period ended December 31, 2000, the Portfolio underperformed the benchmark, as represented by the Salomon Smith Barney World Government Bond Index (unhedged), over the 12-month period posting a return of 1.17% as compared to 1.59%,

----------
(7) Average annual total returns are for the Portfolio's Class A shares.

respectively. However, over the six-month reporting period, the Portfolio outperformed the benchmark with a return of 1.86% as compared to 1.56%, respectively.

Investment Outlook

      Although we expect the U.S. economy to slow further during the first half of 2001, we do not anticipate an outright recession. Further aggressive easing by the Federal Reserve--as much as another 100 to 150 basis points--should help cushion the downturn and make a re-acceleration of growth to 3% later this year possible. In our view, the Federal Reserve will continue to lower rates, the yield curve will steepen further, and volatility will likely remain high. The fundamental economic causes of the current slowdown are harder for the Federal Reserve to ameliorate than the more purely financial challenges of 1995 and 1998. As a result, rates are likely to fall further and stay low for a sustained period of time.

      Although the prospects of an easier monetary policy in the U.S. and a likely end to global tightening should benefit emerging markets, a hard landing for the U.S. would probably cancel those gains, while the effects of further declines in oil prices will vary from country to country. On balance, we look for oil-importing countries to benefit, while oil exporters will be negatively affected.

      Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. Going forward, we believe emerging-market debt will continue to produce attractive returns, albeit with considerable volatility over the medium term.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(8)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                              Global Bond Portfolio

1 Year                        1.17%
5 Years                       2.99%
Since Inception (7/91)        6.24%

----------
8) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               Performance Update


               7/31/91*   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
------------------------------------------------------------------------------
Fund           $10,000     $11,100    $11,641    $12,939    $12,272    $15,306
Salomon
Brothers
World Gov't
Bond Index
(unhedged)     $10,000     $11,436    $12,068    $13,670    $13,991    $16,655



              12/31/96    12/31/97   12/31/98   12/31/99   12/31/00
-------------------------------------------------------------------
Fund           $16,257     $16,366    $18,676    $17,534    $17,740
Salomon
Brothers
World Gov't
Bond Index
(unhedged)     $17,258     $17,298    $19,944    $19,093    $19,396


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Growth & Income Portfolio

Investment Objective

      The Growth & Income Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Market Review

      For the full calendar year, value stocks delivered their best returns ever as compared to growth stocks at the extreme disconnect in last year's market. Between the underlying economic values of businesses compared to their equity market valuations, a substantial adjustment appears to have occurred. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

      The extreme success of growth strategies in 1998 and 1999 peaked in March of 2000 as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through the calendar year, the high multiple structure of growth succumbed to the pressure of downward earnings revisions, and expensive growth stocks dramatically underperformed.

      One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio.

      The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to have achieved its desired intent. As always, the key questions for investors relate to the levels of interest rates and earnings. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appropriate to conclude that the Federal Reserve's policy focus will continue to be more hospitable than was the case in 1999 and 2000.

Investment Results(9)

      For the 12-month period ended December 31, 2000, the Alliance Variable Products Series Growth & Income Portfolio generated a 13.89% return, compared with a return of -9.10% for the S&P 500 Index and -0.59% for the Lipper Growth and Income Funds Average (using 1546 funds from Lipper's Variable Annuity Universe). The broad market declined sharply in 2000 as evidenced by the S&P 500's decline and NASDAQ's 39.3% plunge. Generally, small and mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks.

Portfolio Strategy

      The Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to the Portfolio's results in this year's difficult market. Securities favorably impacting the Portfolio's performance were mainly investments in companies where company earnings are believed to be relatively insensitive to overall economic activity.

----------
(9) Average annual total returns are for the Portfolio's Class A shares.

Securities negatively impacting performance were concentrated in the technology and telecommunications sectors.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(10)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                            Growth & Income Portfolio

1 Year                        13.89%
5 Years                       19.63%
Since Inception (1/91)        15.30%

                               Performance Update

----------
(10) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                1/31/91*   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-------------------------------------------------------------------------------
Fund            $10,000     $10,350    $11,171    $12,477    $12,434    $16,879
S&P 500
Stock Index     $10,000     $12,497    $13,448    $14,800    $14,995    $20,623
Lipper G&I
Funds Avg       $10,000     $12,264     $13,145    $14,734    $14,614   $19,143



               12/31/96    12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------
Fund            $20,945     $26,976    $32,611    $36,319    $41,362
S&P 500
Stock Index     $25,355     $33,811    $43,480    $52,626    $47,836
Lipper G&I
Funds Avg       $23,018    $29,268     $34,685    $38,858    $37,242


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Growth Portfolio

Investment Objective

      The Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Market Review

      The market was nervous throughout 2000 as high valuations and rising interest rates created an unstable environment for equities. Rotation among sectors was dramatic between defensive groups, health care particularly, and more aggressive sectors such as telecommunications and technology. In the fourth quarter, a serious correction in the technology sector and related industries occurred as concerns about a slowing economy raised fears of earnings disappointments. This sell-off reduced a great deal of overvaluation but exacerbated investor fears regarding the rate of earnings growth in 2001.

Investment Results(11)

      During the six- and 12-month periods ended December 31, 2000, the Portfolio returned -16.08% and -17.51%, respectively. The Portfolio's benchmarks, as represented by the Russell 1000 Growth Stock Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of -25.57% and -8.71%, respectively, for the six-month period, and -22.42% and -9.10% for the 12-month period, respectively.

      Higher volatility characterized the equity market in 2000. Dramatic price swings were particularly intense during the fourth quarter. Evidence that the economy was slowing made investors cautious about future earnings growth. Pre-announcements from technology companies as well as Home Depot, Inc. and consumer durables companies increased investor nervousness. The decline was particularly adverse for technology stocks, which were selling at significant price-to-earnings ratio premiums to the market. The correction was indiscriminate, taking companies with intact fundamentals down as much as those with questionable business models. The Portfolio was underweighted in the technology sector versus growth indices throughout the year - representation focused on leading companies was appropriate. This helped performance relative to the Russell 1000 Growth Stock Index, but hurt results relative to the S&P 500 Stock Index.

Investment Outlook

      For some time, we have been expecting a slowdown in the economy led by the consumer where spending has been unsustainably strong. We were convinced that the Federal Reserve would keep real short-term rates high until slower growth was apparent. However, deceleration of growth was remarkably abrupt in the fourth quarter. Not only were investors taken aback by the severity of the slowdown, but the Federal Reserve was as well. The 50 basis point reduction in the Federal Funds Rate only three days into January signaled that the Federal Reserve did not want a recession. Going forward, we look for further rate cuts during the first half of the year depending on the tone of the economy. Slower consumer spending and reduction of excess inventories will likely subdue gross domestic product (GDP) growth in the first half of this year. Further, cutbacks in capital spending are generally expected. Inflation is expected to remain subdued, reflecting continued good productivity experience. An absence of any inflation threats gives the Federal Reserve latitude in further reducing rates. In the environment described above, profits are expected to be flat. To summarize, we look for GDP to grow around 2% in the first half of 2001, and to accelerate to 3% in the second half. Long term rates are likely to fluctuate

----------
(11) Average annual total returns are for the Portfolio's Class A shares.

between 5.0% and 6.0%. Inflation is estimated at 2.0% to 3.0%. In this environment, equities with intact earnings are likely to do well. Time will be required, however, before investors become comfortable with slower growth.

Areas of Opportunity

      Clearly, we believe this year will require even greater diligence in stock selection. We are constructive regarding equities, but believe the positive response to lower interest rates probably will be gradual. We believe the broad market indices have experienced most of the correction likely, and that stocks generally are priced attractively. The obvious exception is the technology sector, where concerns about disappointing earnings continue to create unprecedented price volatility. Patience will be required for the next one to two quarters, as investors assess the impact of lower interest rates and restoration of appropriate inventory levels. During this time, some of the Portfolio's more defensive holdings in health care and staples probably will continue to outperform. We intend to use the expected volatility in technology to consolidate holdings in those companies with unique products and undiminished leadership positions. We believe these stocks will respond strongly when investors become more comfortable about the prospect of growth resuming. Finally, financial services will continue to be an important position of the Portfolio for all the reasons previously cited: they are beneficiaries of consolidation both domestically and abroad; merger and acquisition activity likely will pick up as interest rates decline; and valuation levels are compelling. The proposed change by the Financial Accounting Standards Board
(FASB) to eliminate goodwill in corporate combinations also would be an added positive if passed.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(12)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                Growth Portfolio

1 Year                        17.51%
5 Years                       18.99%
Since Inception (9/94)        21.42%

----------
(12) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               Performance Update


                9/30/94*   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
-------------------------------------------------------------------------------
Fund            $10,000     $10,530    $14,239    $18,295    $23,788    $30,621
Russell 1000
Growth Index    $10,000     $10,075    $13,821    $17,017    $22,205    $30,800

S&P 500
Stock Index     $10,000      $9,998    $13,751    $16,906    $22,545    $28,992


               12/31/99    12/31/00
-----------------------------------
Fund            $41,176     $33,967
Russell 1000
Growth Index    $41,012     $31,815
S&P 500
Stock Index     $35,090     $31,896


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      U.S./High Grade Portfolio

Investment Objective

      The U.S. Government/High Grade Securities Portfolio (the "Portfolio") seeks a high level of current income consistent with the preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

Market Review

      Following a strong first half of the year, the U.S. economy lost momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

      The U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index (the "Index") returned 11.63% during 2000 - its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the Index, U.S. Treasuries posted the strongest result at 13.52%, followed by commercial mortgage-backed securities (CMBS) at 13.47%, U.S. agencies at 12.18%, mortgage-backed securities (MBS) at 11.16%, asset-backed securities (ABS) at 10.84% and investment-grade corporates at 9.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

      The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Real estate markets in general remained healthy, and capital market participation in commercial real estate finance should mitigate some of the valuation fluctuations that have occurred in the past. In addition, the Department of Labor finally declared all investment-grade classes of CMBS to be ERISA eligible, which increased demand incrementally for double A through triple B rated CMBS securities. Rising prepayment expectations dampened MBS performance, though less so than we had anticipated. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

Investment Results(13)

      For the 12-month period ended December 31, 2000, the Portfolio returned 11.08%, compared with 12.78% for its composite benchmark (a blend of 67% Lehman Brothers (LB) Government Bond Index and 33% LB Credit Bond Index). In the first half of the year, our maturity structure detracted from our relative performance: our Treasury holdings were in a barbell structure, between short and long maturities when the Treasury yield curve became less inverted during the second quarter. However, our subsequent repositioning of our maturity structure in anticipation of a steepening yield curve added significantly to our relative returns in the second half of the year. In fact, our concern regarding a slowing economy and the resulting decline in interest rates proved well justified.

----------
(13) Average annual total returns are for the Portfolio's Class A shares.

      The stock market weakened, consumers scaled back and the Treasury yield curve steepened as a result of slowing economic growth. The Portfolio also benefited from our underweighting of the corporate sector in light of slowing economic growth, and from our focus on higher-quality corporates in a deteriorating credit environment. The agency sector, in which we gradually increased holdings to an overweight position, also contributed to performance. Our mortgage security selection had the greatest negative impact on the Portfolio's relative returns. As interest rates declined and the Federal Reserve prepared to cut rates late in the year, the risk increased that homeowners would begin to refinance their higher-interest home loans. In response, we shifted into lower-coupon mortgage pass-throughs, which are better protected from this prepayment risk. When prepayment risk depressed mortgage performance less than we had anticipated in the fourth quarter, our holdings of lower-coupon mortgages dampened the Portfolio's relative performance.

Investment Outlook

      While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half.

      In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. In anticipation of a steepening yield curve, we are concentrating the Portfolio in intermediate maturities. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancings.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(14)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

----------
(14) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                 U.S. Government/High Grade Securities Portfolio

1 Year                       11.08%
5 Years                       5.50%
Since Inception (9/92)        5.95%

                               Performance Update


               9/30/92*   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-------------------------------------------------------------------------------
Fund           $10,000      $9,890    $10,800    $10,364    $12,360    $12,675
Composite      $10,000      $9,988    $11,069    $10,721    $12,711    $13,114


              12/31/97    12/31/98   12/31/99   12/31/00
--------------------------------------------------------
Fund           $13,776     $14,907     14,542     16,153
Composite      $14,317     $15,653     15,427     17,275


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      High Yield Portfolio

Investment Objective

      The High Yield Portfolio (the "Portfolio") seeks the highest level of current income available by investing principally in high-yield fixed-income securities without assuming undue risk. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

Market Review

      During 2000, the high-yield market recorded its third consecutive year of weak performance, returning -5.21%, as represented by the Credit Suisse First Boston (CSFB) High Yield Index. This negative performance reflected the Federal Reserve's long-held tightening bias, as well as fundamental concerns about credit quality and weakening sentiment toward the telecommunications and technology sectors. Higher-than-average default levels supported these concerns. Although credit availability dried up across all investment grades, it was felt most acutely in the high-yield market, as investors avoided lending to the riskier issuers.

      In keeping with investors' preference for better quality high-yield debt, double B issuers outperformed single B issuers by more than 1200 basis points. The energy, gaming, utility and financial sectors posted the strongest returns, while entertainment, fixed communications, automotive and metals posted the weakest returns. The yield difference between the high-yield market and risk-free Treasuries reached 9.5% at year-end--the largest yield advantage in a decade, and nearly 4% higher than levels just one year ago. Money continued to flow out of high-yield mutual funds, with outflows totaling approximately $10 billion in 2000. Not surprisingly, high-yield debt issuance declined during the year.

Investment Results(15)

      The Portfolio returned -5.15% for the 12-month period ended December 31, 2000, modestly outperforming the -5.21% return of its benchmark, the CSFB High Yield Index. Given the increasingly negative tone of the market, we moved to a more defensive posture during the year, adding double B securities. We also shortened the Portfolio's duration and acquired an overweight position in cash and in traditionally defensive sectors, such as cable and energy. As a result, the Portfolio outperformed both the index and the Lipper average high-yield fund. Our outlook for 2001 is more positive. We expect to lengthen duration, while remaining selective with regard to cyclical industries. In our analysis, single B debt will continue to be more attractive over the long term. The Portfolio will continue to be well diversified.

Investment Outlook

      We believe the Federal Reserve will aggressively lower interest rates, easing in excess of an additional 100 basis points by spring of 2001. This should lead to a "soft landing" for the U.S. economy: we estimate the year 2001 U.S. economic growth rate to be approximately 3%, with the second half of 2001 outpacing the first. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect to see positive returns in high yield over the near term, reflecting interest rate stability and continued modest economic growth. Substantial returns

----------
(15) Average annual total returns are for the Portfolio's Class A shares.

remain dependent on increased retail and institutional demand. Prospects for the high-yield market should improve as the rate of economic growth slows and the Federal Reserve shifts to an accommodative monetary policy. With a healthy economy, a more relaxed monetary policy and high-yield securities yielding more than 13%, we believe the high-yield market offers significant value.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(16)

      Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                              High Yield Portfolio

1 Year                        -5.15%
Since Inception (10/97)       -2.61%

                               Performance Update

----------
(16) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   10/31/97*   12/31/97   12/31/98   12/31/99   12/31/00
------------------------------------------------------------------------
Fund                $10,000     $10,330     $9,949     $9,692     $9,193
CS First Boston
High Yield Index    $10,000     $10,163    $10,222    $10,557    $10,007


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Quasar Portfolio

Investment Objective

      The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues, by any company, in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

Market Review

      While perhaps not the global meltdown that many doomsayers had forecasted, Y2K certainly posed many challenges to small-cap growth stock investors. 2000 was a year marked by ongoing economic uncertainty, enormous volatility, massive sector rotation and, ultimately, disappointing small-cap growth stock returns. In fact, the Russell 2000 Growth Index turned in its single worst calendar year performance since its inception in 1979.

Investment Results(17)

      The Quasar Portfolio finished out the year with strong second half relative performance. For the six-month period ended December 31, 2000, the Portfolio decreased in value by 12.5% versus a 23.5% decline in the Russell 2000 Growth Index. This brings the Portfolio's full-year return to -6.1%, which compares favorably to the Russell 2000 Growth Index's -22.4% return.

      As for the environment, year 2000 was filled with ups and downs. The run from January 1 to March 10 was one of the most powerful, euphoric rides ever experienced by small-cap investors. Over this timeframe, the Russell 2000 Growth Index gained more than 30%, as investors aggressively bid up new-economy stocks to unprecedented levels. The good news did not last long. Over the course of the next 25 trading sessions, the Russell 2000 Growth Index would give up all of its year-to-date gains, and then some, as it declined an astonishing 34%. Although small-cap growth stocks would stage periodic rallies of varying intensity, the Russell 2000 Growth Index ultimately went on to decline another 18% before finding a hitting bottom on December 21, 46% below the March 10 high.

      Consistent with the portfolio management team's historical discipline, the Portfolio's sector bets during the six- and 12-month periods were kept to a minimum. A modest overweight in health care and a modest underweight in technology did favorably impact relative performance for the six-month period. Overall, stock selection proved to be by far the single largest contributor to outperformance for both the six- and 12-month periods. In fact, for the year, all four-sectors significantly outperformed the Russell 2000 Growth Index.

Investment Outlook

      Looking forward, we believe that small-cap growth stocks are well positioned for strong relative performance. Coming off what was obviously a disappointing year, relative valuations have improved to near-historical lows. As is the case when looking at specific stocks, however, cheap is never reason enough to expect outperformance. In the case of small-cap growth stocks, we believe a more accommodating Federal Reserve will provide the catalyst for small-cap outperformance.

      Reviewing the past 11 declining interest rate cycles, small-cap stocks have outperformed nearly 75% of the time. While performance during a Fed easing can vary dramatically, small-caps have on average outperformed large-caps by nearly 400 basis points and 700 basis points, respectively, over the six- and 12- month periods following an initial cut.

      We do not expect the road to outperformance to be without speed bumps. As is typically the case around inflection points, increased investor uncertainty is likely to keep volatility high. This will clearly pose unique challenges to small-cap investors. However, cognizant of the changes underway, the Alliance Small Cap Team is very focused on making appropriate

----------
(17) Average annual total returns are for the Portfolio's Class A shares.

adjustments to the Portfolio with a view toward improvements in economic activity likely later in the year.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(18)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                Quasar Portfolio

1 Year                        -6.09%
Since Inception (8/96)         6.59%

                               Performance Update



              8/31/96*   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------------------------------------------------------------------------
Fund          $10,000     $10,640    $12,619    $12,052    $14,111    $13,252
Russell 2000
Growth Index  $10,000     $10,543    $11,908    $12,054    $17,248    $13,380


----------
(18) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

FORM N-14

                                     PART B

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


                                  September 26, 2001



            This Statement of Additional Information relates to the proposed mergers (each a "Merger" and, collectively, the "Mergers") of the Balanced Portfolio(the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "BrinsonGlobal Equity Portfolio"), the Global Income Portfolio (the "Brinson GlobalIncome Portfolio"), the Growth and Income Portfolio (the "Brinson Growth andIncome Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), theHigh Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the HighIncome Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio(the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each an "Acquired Portfolio" or a "Brinson Portfolio"), each a series of Brinson Series Trust ("Brinson Trust") into, respectively, the Total Return Portfolio (the "Alliance Total Return Portfolio"), the International Portfolio (the "Alliance International Portfolio"), the Global Bond Portfolio (the "Alliance Global Bond Portfolio"), the Growth and Income Portfolio (the "Alliance Growth and Income Portfolio"), the Growth Portfolio (the "Alliance Growth Portfolio), the U.S. Government/High Grade Securities Portfolio (the "Alliance U.S./High Grade Portfolio"), the High Yield Portfolio (the "Alliance High Yield Portfolio"), the Quasar Portfolio (the "Alliance Quasar Portfolio"), and the Alliance Global Bond Portfolio (each an "Acquiring Portfolio" or an "Alliance Portfolio" and, collectively, together with the Brinson Portfolios, the "Portfolios"), each a series of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").

            This SAI contains information which may be of interest to shareholders, but which is not included in the Prospectus/Proxy Statement dated September 26, 2001 (the "Prospectus/Proxy Statement") of the Acquiring Portfolios, which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers are to be effected through the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of beneficial interest of that Acquiring Portfolio (the "Merger Shares") and the assumption by that Acquiring Portfolio of the stated liabilities of the Acquired Portfolio. This will be followed by the distribution of the relevant Merger Shares to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio.

            This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Alliance Fund, 1345 Avenue of the Americas, New York,New York, 10105, or by calling 1-800-221-5672.



                                Table of Contents

I.   Additional Information about the Acquiring Portfolios and the Acquired
     Portfolios................................................................
II.  Financial Statements......................................................

I. Additional Information about the Acquiring Portfolios and the Acquired Portfolios.


            Incorporated by reference (1) to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (filed on April 27, 2001) (Registration Nos. 33-21677 and 811-05547), and (2) to Post-Effective Amendment No. 32 to the Registration Statement of the Brinson Series Trust on Form N-1A (filed on April 20, 2001) (Registration Nos. 33-10438 and 811-4919).


II.         Financial Statements.




            Pro forma financial statements of the Alliance International Portfolio, the Alliance Global Bond Portfolio and the Alliance High Yield Portfolio for the Merger are provided on the following pages. Pro forma financial statements of the Alliance Total Return Portfolio, the Alliance Growth and Income Portfolio, the Alliance Growth Portfolio, the Alliance U.S./High Grade Portfolio, and the Alliance Quasar Portfolio are not provided because as of July 6, 2001, the net asset value of each of the Brinson Balanced Portfolio, the Brinson Growth and Income Portfolio, the Brinson Growth Portfolio, the Brinson High Grade Portfolio, and the Brinson Small Cap Portfolio does not exceed ten percent of the net asset value of, respectively, the Alliance Total Return Portfolio, the Alliance Growth and Income Portfolio, the Alliance Growth Portfolio, the Alliance U.S./High Grade Portfolio, and the Alliance Quasar Portfolio.




                               PRO-FORMA COMBINED
                    ----------------------------------------
                              FINANCIAL STATEMENTS
                    ----------------------------------------

                             BRINSON SERIES TRUST--

                             GLOBAL EQUITY PORTFOLIO

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND--

                             INTERNATIONAL PORTFOLIO

                                  JUNE 30, 2001

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                   Brinson        Alliance
                                                Global Equity   International                      Pro-Forma
                                     Combined     Portfolio       Portfolio       Adjustments     Combined (b)
                                      Shares    (U.S.$ Value)   (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.2%
AUSTRALIA - 1.2%
National Australia Bank, Ltd. ....      1,954   $      34,934   $          -0-   $          -0-   $      34,934
New Corp., Ltd. (ADR) ............     22,270          69,471         757,860               -0-         827,331
                                                -------------   -------------    -------------    -------------
                                                      104,405         757,860               -0-         862,265
                                                -------------   -------------    -------------    -------------
AUSTRIA - 0.0%
OMV AG ...........................        448          37,586              -0-              -0-          37,586
                                                -------------   -------------    -------------    -------------

CANADA - 0.1%
Nortel Networks Corp. ............        370           3,413              -0-              -0-           3,413
Potash Corp. of Saskatchewan, Inc.        511          29,331              -0-              -0-          29,331
Royal Bank of Canada .............      1,032          33,029              -0-              -0-          33,029
                                                -------------   -------------    -------------    -------------
                                                       65,773              -0-              -0-          65,773
                                                -------------   -------------    -------------    -------------
FINLAND - 2.0%
Elisa Communications .............      1,035          16,937              -0-              -0-          16,937
Nokia AB Corp. ...................     63,028          48,276       1,381,591               -0-       1,429,867
                                                -------------   -------------    -------------    -------------
                                                       65,213       1,381,591               -0-       1,446,804
                                                -------------   -------------    -------------    -------------
FRANCE - 15.0%
Alcatel, SA Cl.A .................     32,330          48,771         627,960               -0-         676,731
Alstom ...........................        570          15,873              -0-              -0-          15,873
Ass Gen De France ................        269          14,977              -0-              -0-          14,977
AXA ..............................      2,684          76,539              -0-              -0-          76,539
BNP Paribas, SA ..................     26,840          64,467       2,273,776               -0-       2,338,243
Cap Gemini, SA ...................        165          12,025              -0-              -0-          12,025
Carrefour, SA ....................     31,100              -0-      1,647,230               -0-       1,647,230
Lafarge ..........................        556          47,590              -0-              -0-          47,590
L'Oreal, SA ......................     15,500              -0-      1,001,580               -0-       1,001,580
LVMH Moet Hennessy Louis Vuitton .      6,000              -0-        302,540               -0-         302,540
Orange, SA (a) ...................     35,000          17,085         267,659               -0-         284,744
Rhodia Inc., SA ..................      2,630          28,974              -0-              -0-          28,974
Rhone Poulenc, SA ................      1,889         150,959              -0-              -0-         150,959
Sanofi-Synthelabo, SA ............     34,340              -0-      2,255,360               -0-       2,255,360
STMicroelectronics NV ............     22,600              -0-        785,247               -0-         785,247
Suez, SA .........................      1,400          45,084              -0-              -0-          45,084
TotalFinaElf, SA Cl.B ............      8,564         118,302       1,082,098               -0-       1,200,400
Vivendi Universal ................        700          40,843              -0-              -0-          40,843
                                                -------------   -------------    -------------    -------------
                                                      681,489      10,243,450               -0-      10,924,939
                                                -------------   -------------    -------------    -------------
GERMANY - 1.5%
Deutsche Bank AG .................        620          44,471              -0-              -0-          44,471
Direkt Anlage Bank (a) ...........        528           7,383              -0-              -0-           7,383
Dresdner Bank AG .................      1,490          68,123              -0-              -0-          68,123
Ergo Versicherungs ...............        220          32,375              -0-              -0-          32,375
Metro AG .........................      1,400          52,345              -0-              -0-          52,345
Munchener Ruckvers AG ............        364         101,549              -0-              -0-         101,549
SAP AG ...........................      4,600              -0-        638,965               -0-         638,965
Schering AG ......................        500          26,271              -0-              -0-          26,271
Siemens AG .......................        870          53,453              -0-              -0-          53,453
Veba AG ..........................        800          41,993              -0-              -0-          41,993
                                                -------------   -------------    -------------    -------------
                                                      427,963         638,965               -0-       1,066,928
                                                -------------   -------------    -------------    -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                   Brinson         Alliance
                                                Global Equity    International                      Pro-Forma
                                     Combined     Portfolio        Portfolio       Adjustments     Combined (b)
                                      Shares    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------
GREECE - 0.0%
Hellenic Telecommunications
  (ADR) ..........................      1,460   $       9,359    $          -0-   $          -0-   $       9,359
                                                -------------    -------------    -------------    -------------

HONG KONG - 4.1%
Cheung Kong Holdings, Ltd. .......     66,000              -0-         719,249               -0-         719,249
China Mobile (Hong Kong),
  Ltd. (a) .......................    128,000              -0-         674,479               -0-         674,479
Citic Pacific, Ltd. ..............    299,000              -0-         925,774               -0-         925,774
Li & Fung, Ltd. ..................    400,000              -0-         656,427               -0-         656,427
                                                -------------    -------------    -------------    -------------
                                                           -0-       2,975,929               -0-       2,975,929
                                                -------------    -------------    -------------    -------------
IRELAND - 2.4%
Bank of Ireland ..................      3,919          38,862               -0-              -0-          38,862
CRH Plc ..........................     99,750              -0-       1,696,592               -0-       1,696,592
                                                -------------    -------------    -------------    -------------
                                                       38,862        1,696,592               -0-       1,735,454
                                                -------------    -------------    -------------    -------------
ISRAEL - 0.0%
Orbotech, Ltd. (a) ...............        597          20,632               -0-              -0-          20,632
                                                -------------    -------------    -------------    -------------

ITALY - 3.9%
Alleanza Assicurazioni ...........    182,600              -0-       1,928,114               -0-       1,928,114
ENI SpA ..........................     16,000              -0-         195,252               -0-         195,252
Ras ..............................      3,410          41,960               -0-              -0-          41,960
San Paolo - IMI SpA ..............     52,000          51,321          615,859               -0-         667,180
                                                -------------    -------------    -------------    -------------
                                                       93,281        2,739,225               -0-       2,832,506
                                                -------------    -------------    -------------    -------------
JAPAN - 24.3%
Asahi Bank .......................      5,000          10,825               -0-              -0-          10,825
Bank of Fukuoka, Ltd. ............    181,000              -0-         812,766               -0-         812,766
Banyu Pharmaceutical Co., Ltd. ...     31,000              -0-         567,998               -0-         567,998
Canon, Inc. ......................     58,200           8,083        2,343,998               -0-       2,352,081
Chugai Pharmaceutical Co. ........      2,000          30,423               -0-              -0-          30,423
Fujitsu, Ltd. ....................      1,000          10,504               -0-              -0-          10,504
Furukawa Electric ................      1,000           7,979               -0-              -0-           7,979
Hitachi, Ltd. ....................     38,000              -0-         373,266               -0-         373,266
Honda Motor Co., Ltd. ............      9,000              -0-         395,478               -0-         395,478
Hoya Corp. .......................     18,000              -0-       1,140,245               -0-       1,140,245
Kao Corp. ........................     73,000              -0-       1,814,610               -0-       1,814,610
Keyence Corp. ....................      2,000              -0-         396,921               -0-         396,921
Kyocera Corp. ....................        200          17,641               -0-              -0-          17,641
Matsushita Electric
  Industrial Co.  Ltd. ...........      1,000          15,652               -0-              -0-          15,652
NEC Corp. ........................     78,000          27,023        1,026,862               -0-       1,053,885
Nikko Securities Co., Ltd. .......      4,000          32,042               -0-              -0-          32,042
Nippon Telephone & Telegraph Corp.          4          20,848               -0-              -0-          20,848
Nomura Securities Co., Ltd. ......     52,000          38,329          958,223               -0-         996,552
NTT Docomo, Inc. .................         93              -0-       1,618,234               -0-       1,618,234
NTT Mobile Communication .........          1          17,400               -0-              -0-          17,400
Shin-Etsu Chemical Co., Ltd. .....     43,000              -0-       1,579,184               -0-       1,579,184
SMC Corp. ........................      4,000              -0-         428,193               -0-         428,193
Sony Corp. .......................        700          46,027               -0-              -0-          46,027
Sumitomo Trust & Banking Co., Ltd.    241,000              -0-       1,516,999               -0-       1,516,999
Takeda Chemical Industries, Ltd. .     50,500          23,254        2,325,395               -0-       2,348,649
Toshiba Corp. ....................      6,000          31,705               -0-              -0-          31,705
UFJ Holdings, Inc. ...............          4          21,522               -0-              -0-          21,522
Yamada Denki Co. .................        400          32,716               -0-              -0-          32,716
                                                -------------    -------------    -------------    -------------
                                                      391,973       17,298,372               -0-      17,690,345
                                                -------------    -------------    -------------    -------------

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                   Brinson         Alliance
                                                Global Equity    International                      Pro-Forma
                                     Combined     Portfolio        Portfolio       Adjustments     Combined (b)
                                      Shares    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------
KOREA - 0.1%
Korea Telecom Corp. ..............        479   $      10,529    $          -0-   $          -0-   $      10,529
Samsung Electronic ...............        200          29,527               -0-              -0-          29,527
                                                -------------    -------------    -------------    -------------
                                           --          40,056               -0-              -0-          40,056
                                                -------------    -------------    -------------    -------------
MEXICO - 0.2%
Grupo Televisa, SA (ADR) (a) .....      3,400              -0-         136,034               -0-         136,034
                                                -------------    -------------    -------------    -------------

NETHERLANDS - 2.3%
Ahold Kon NV .....................        912          28,596               -0-              -0-          28,596
Akzo Nobel NV ....................        938          39,745               -0-              -0-          39,745
ASM Lithography Holding NV (a) ...     43,400              -0-         974,284               -0-         974,284
Buhrmann NV ......................      2,117          19,986               -0-              -0-          19,986
Getronics NV .....................      2,150           8,928               -0-              -0-           8,928
ING Groep NV (a) .................      2,080         136,080               -0-              -0-         136,080
Kon KPN NV .......................      1,607           9,124               -0-              -0-           9,124
Koninklijke Philips
   Electronics NV ................      2,722          72,225               -0-              -0-          72,225
Numico Kon NV ....................        812          31,193               -0-              -0-          31,193
Unilever NV ......................        660          39,600               -0-              -0-          39,600
United Pan-Europe Communications
   NV Series A (a) ...............    137,288           4,256          344,778               -0-         349,034
                                                -------------    -------------    -------------    -------------
                                                      389,733        1,319,062               -0-       1,708,795
                                                -------------    -------------    -------------    -------------
NORWAY - 0.0%
Petroleum Geo Services (a) .......      1,394          14,120               -0-              -0-          14,120
                                                -------------    -------------    -------------    -------------

PORTUGAL - 0.1%
Brisa Auto Estrada ...............      9,285          78,686               -0-              -0-          78,686
                                                -------------    -------------    -------------    -------------

SINGAPORE - 0.6%
Flextronics International,
   Ltd. (a) ......................     17,800              -0-         464,758               -0-         464,758
                                                -------------    -------------    -------------    -------------

SOUTH KOREA - 2.4%
Samsung Electronics Co., Ltd. ....      6,520              -0-         962,584               -0-         962,584
SK Telecom Co., Ltd. (ADR) .......     45,250              -0-         764,725               -0-         764,725
                                                -------------    -------------    -------------    -------------
                                                           -0-       1,727,309               -0-       1,727,309
                                                -------------    -------------    -------------    -------------
SPAIN - 3.7%
Banco Bilbao Vizcaya
   Argentaria, SA ................    161,200              -0-       2,087,384               -0-       2,087,384
Telefonica, SA ...................     43,700           8,637          530,571               -0-         539,208
Telefonica, SA (ADR) (a) .........        859          31,989               -0-              -0-          31,989
                                                -------------    -------------    -------------    -------------
                                                       40,626        2,617,955               -0-       2,658,581
                                                -------------    -------------    -------------    -------------
SWEDEN - 3.4%
Atlas Copco AB Series A ..........     58,520              -0-       1,159,851               -0-       1,159,851
Ericsson LM B Shares .............      8,384          45,880               -0-              -0-          45,880
Investor AB ......................      6,910          88,019               -0-              -0-          88,019
Nordbanken Holding ...............     12,264          69,932               -0-              -0-          69,932
Skandia Forsakrings AB ...........    116,600              -0-       1,072,381               -0-       1,072,381
                                                -------------    -------------    -------------    -------------
                                                      203,831        2,232,232               -0-       2,436,063
                                                -------------    -------------    -------------    -------------
SWITZERLAND - 1.0%
Credit Suisse Group ..............      3,000              -0-         493,460               -0-         493,460
Novartis AG ......................      2,440          88,351               -0-              -0-          88,351
Syngenta AG (a) ..................         20           1,052               -0-              -0-           1,052
UBS AG ...........................        542          77,687               -0-              -0-          77,687
Zurich Financial Services Group ..        231          78,821               -0-              -0-          78,821
                                                -------------    -------------    -------------    -------------
                                                      245,911          493,460               -0-         739,371
                                                -------------    -------------    -------------    -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                   Brinson         Alliance
                                                Global Equity    International                      Pro-Forma
                                     Combined     Portfolio        Portfolio       Adjustments     Combined (b)
                                      Shares    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------
TAIWAN - 0.5%
Taiwan Semiconductor
   Manufacturing Co., Ltd. .......    139,776   $          -0-   $     259,822    $          -0-   $     259,822
Taiwan Semiconductor
   Manufacturing Co.,
   Ltd. (ADR) ....................      7,980              -0-         121,216               -0-         121,216
                                                -------------    -------------    -------------    -------------
                                                           -0-         381,038               -0-         381,038
                                                -------------    -------------    -------------    -------------
UNITED KINGDOM - 27.4%
Aegis Group Plc ..................     17,191          25,421               -0-              -0-          25,421
Amvescap Plc .....................      3,936          68,457               -0-              -0-          68,457
AstraZeneca Group Plc ............     46,139          11,056        2,141,555               -0-       2,152,611
BG Group Plc .....................      6,630          26,167               -0-              -0-          26,167
BP Plc ...........................    254,886          91,254        2,006,843               -0-       2,098,097
British Sky Broadcasting Group
   Plc (a) .......................    179,910              -0-       1,733,032               -0-       1,733,032
British Telecommunications Plc ...      4,500          28,328               -0-              -0-          28,328
Cable & Wireless Plc .............      3,500          20,616               -0-              -0-          20,616
Carlton Communications Plc .......      5,001          23,664               -0-              -0-          23,664
Centrica Plc .....................    191,000              -0-         611,269               -0-         611,269
CGNU Plc .........................    155,500              -0-       2,152,678               -0-       2,152,678
Commercial Union Plc .............     19,000         263,028               -0-              -0-         263,028
Diageo Plc .......................    160,663         163,266        1,601,575               -0-       1,764,841
Dixons Group Plc .................    184,557              -0-         605,594               -0-         605,594
GlaxoSmithKline Plc ..............      3,690         103,933               -0-              -0-         103,933
Lattice Group ....................      6,630          14,822               -0-              -0-          14,822
Logica Plc .......................      8,600              -0-         104,521               -0-         104,521
Marconi Plc ......................      2,940          10,475               -0-              -0-          10,475
Misys ............................      2,470          17,288               -0-              -0-          17,288
National Grid Group Plc ..........     27,000              -0-         199,247               -0-         199,247
Reckitt & Colman Plc .............      5,015          72,392               -0-              -0-          72,392
Reuters Group Plc ................    121,400              -0-       1,578,031               -0-       1,578,031
RMC Group ........................      3,200          30,870               -0-              -0-          30,870
Rolls-Royce Plc ..................     11,900          39,299               -0-              -0-          39,299
Royal & Sun Alliance .............     11,300          85,139               -0-              -0-          85,139
Royal Bank of Scotland Group
   Plc ...........................     91,700              -0-       2,023,641               -0-       2,023,641
Spirent Plc ......................      3,630          11,298               -0-              -0-          11,298
Standard Chartered Plc ...........    103,793              -0-       1,331,624               -0-       1,331,624
Tesco Plc ........................    154,000              -0-         556,293               -0-         556,293
Unilever Plc .....................      3,380          28,513               -0-              -0-          28,513
United Business Media Plc (a) ....      3,529          28,726               -0-              -0-          28,726
United Business Media Plc,
   B Shares ......................      5,355          18,552               -0-              -0-          18,552
Vodafone Group Plc ...............    949,091          68,643        2,036,510               -0-       2,105,153
WPP Group Plc ....................      2,800          27,603               -0-              -0-          27,603
                                                -------------    -------------    -------------    -------------
                                                    1,278,810       18,682,413               -0-      19,961,223
                                                -------------    -------------    -------------    -------------

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                     Combined
                                     Shares or     Brinson         Alliance
                                     Principal  Global Equity    International                      Pro-Forma
                                      Amount      Portfolio        Portfolio       Adjustments     Combined (b)
                                       (000)    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------
UNITED STATES - 0.0%
AOL Time Warner, Inc. ............        598   $      31,694    $          -0-   $     (31,694)   $          -0-
Cisco Systems, Inc. ..............      2,233          40,641               -0-         (40,641)              -0-
Citigroup, Inc. ..................      1,780          94,055               -0-         (94,055)              -0-
Honeywell, Inc. ..................        696          24,353               -0-         (24,353)              -0-
Household International, Inc. ....      1,000          66,700               -0-         (66,700)              -0-
IBM Corp. ........................        850          96,050               -0-         (96,050)              -0-
Ingersoll Rand Co. ...............        716          29,499               -0-         (29,499)              -0-
Intel Corp. ......................      1,342          39,253               -0-         (39,253)              -0-
International Paper Co. ..........        534          19,064               -0-         (19,064)              -0-
J.P. Morgan Chase & Co. ..........      2,651         118,235               -0-        (118,235)              -0-
JDS Uniphase Corp. ...............        747           9,338               -0-          (9,338)              -0-
Johnson Controls, Inc. ...........        466          33,771               -0-         (33,771)              -0-
Knight-Ridder, Inc. ..............      1,225          72,642               -0-         (72,642)              -0-
Lear Corp. .......................      1,210          42,229               -0-         (42,229)              -0-
MBNA Corp. .......................      1,286          42,374               -0-         (42,374)              -0-
Mettler-Toledo International,
   Inc ...........................        734          31,745               -0-         (31,745)              -0-
Microsoft Corp. ..................      1,548         113,004               -0-        (113,004)              -0-
Morgan Stanley Dean Witter
   & Co. .........................      1,303          83,692               -0-         (83,692)              -0-
Motorola, Inc. ...................      2,395          39,661               -0-         (39,661)              -0-
New York Times Co., Cl.A .........        849          35,658               -0-         (35,658)              -0-
Pfizer, Inc. .....................      2,398          96,040               -0-         (96,040)              -0-
Phillips Petroleum Co. ...........        713          40,641               -0-         (40,641)              -0-
Providian Corp. ..................        706          41,795               -0-         (41,795)              -0-
Royal Dutch Petroleum Co., ADR ...      1,583          92,242               -0-         (92,242)              -0-
Schering-Plough Corp. ............      2,229          80,779               -0-         (80,779)              -0-
Target Corp. .....................      2,978         103,039               -0-        (103,039)              -0-
Texas Instruments, Inc. ..........      1,000          31,500               -0-         (31,500)              -0-
Tosco Corp. ......................        908          39,997               -0-         (39,997)              -0-
Transocean Sedco Forex, Inc. .....        463          19,099               -0-         (19,099)              -0-
TRW, Inc. ........................        663          27,183               -0-         (27,183)              -0-
Tyco International Ltd., ADR .....      1,021          55,644               -0-         (55,644)              -0-
United Technologies Corp. ........        930          68,132               -0-         (68,132)              -0-
Verizon Communications ...........      1,000          53,500               -0-         (53,500)              -0-
Viacom, Inc. Cl.B ................        559          28,928               -0-         (28,928)              -0-
Weyerhaeuser Co. .................      1,467          80,641               -0-         (80,641)              -0-
WorldCom, Inc. ...................      2,176          30,899               -0-         (30,899)              -0-
WorldCom, Inc.- MCI Group ........         87           1,402               -0-          (1,402)              -0-
                                                -------------    -------------    -------------    -------------
                                                    1,955,119               -0-      (1,955,119)              -0-
                                                -------------    -------------    -------------    -------------
Total Common Stocks
   (cost $78,724,358) ............                  6,183,428       65,786,245       (1,955,119)      70,014,554
                                                -------------    -------------    -------------    -------------

SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT - 0.8%
Repurchase Agreement dated
   6/29/01 with State Street Bank
   & Trust Co., collateralized
   by $618,000 U.S. Treasury
   Bills, 3.310% due 12/27/01
   (value - $607,185); proceeds:
   $595,195 (cost $595,000) ......   $    595         595,000               -0-              -0-         595,000
                                                -------------    -------------    -------------    -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                   Brinson         Alliance
                                                Global Equity    International                    Pro-Forma
                                                  Portfolio        Portfolio      Adjustments    Combined (b)
                                                (U.S.$ Value)    (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.0%
   (cost $79,319,358) ............              $   6,778,428   $  65,786,245   $  (1,955,119)  $  70,609,554
Other assets less
   liabilities - 3.0% ............                    (42,083)        269,110       1,955,119       2,182,146
                                                -------------   -------------   -------------   -------------

NET ASSETS - 100% ................              $   6,736,345   $  66,055,355   $          -0-  $  72,791,700
                                                =============   =============   =============   =============

----------

(a)   Non-income producing security.

(b) The pro-forma combined information reflects the sale of U.S. holdings held by the Brinson portfolio before consummation of the acquisition.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.

SECTOR DIVERSIFICATION
PRO-FORMA COMBINED
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                Brinson          Alliance                                             Pro-Forma
                                             Global Equity     International                          Pro-Forma       Combined(a)
                                               Portfolio         Portfolio        Adjustments       Combined (a)      (Percent of
                                             (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)      (U.S.$ Value)     Net Assets)
---------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense ....................     $      39,299     $          -0-    $          -0-     $      39,299           0.1%
Basic Industries .......................           226,772         1,579,184           (99,705)         1,706,251           2.3
Capital Goods ..........................           362,607         1,588,044          (131,402)         1,819,249           2.5
Consumer Manufacturing .................           241,296         2,092,070          (101,157)         2,232,209           3.1
Consumer Services ......................           625,127        11,173,363          (271,961)        11,526,529          15.8
Consumer Staples .......................           363,560         6,923,828                -0-         7,287,388          10.0
Energy .................................           453,943         3,284,193          (191,979)         3,546,157           4.9
Finance ................................         2,026,722        17,986,154          (446,851)        19,566,025          26.9
Healthcare .............................           611,066         7,290,308          (176,819)         7,724,555          10.6
Multi Industry .........................           174,293           925,774           (79,997)         1,020,070           1.4
Technology .............................           689,211        11,602,240          (369,447)        11,922,004          16.4
Utilities ..............................           369,532         1,341,087           (85,801)         1,624,818           2.2
                                             -------------     -------------     -------------      -------------     ----------
Total Investments* .....................         6,183,428        65,786,245        (1,955,119)        70,014,554          96.2
Cash and receivables, net of
   liabilities .........................           552,917           269,110         1,955,119          2,777,146           3.8
                                             -------------     -------------     -------------      -------------     ----------
Net Assets .............................     $   6,736,345     $  66,055,355     $          -0-     $  72,791,700         100.0%
                                             =============     =============     =============      =============     ==========

----------

*     Excludes short-term obligations.

(a) The pro-forma combined information reflects the sale of U.S. holdings held by the Brinson portfolio before consummation of the acquisition.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                              Brinson          Alliance
                                           Global Equity     International                         Pro-Forma
                                             Portfolio         Portfolio        Adjustments      Combined (a)
                                           =============     =============     =============     =============
ASSETS
   Investments in securities, at
     value (cost $79,319,358) ........     $   6,778,428     $  65,786,245     $  (1,955,119)    $  70,609,554
   Cash ..............................             6,137            15,286                -0-           21,423
   Foreign cash, at value
     (cost $238,097) .................                -0-          238,229                -0-          238,229
   Receivable for investment
     securities sold .................                -0-               -0-        1,955,119         1,955,119
   Receivable for foreign taxes
     withheld ........................             9,168                -0-               -0-            9,168
   Collateral held securities
     loaned ..........................                -0-          455,000                -0-          455,000
   Dividends and interest
     receivable ......................             5,802           106,360                -0-          112,162
   Other assets ......................             3,020                -0-               -0-            3,020
                                           -------------     -------------     -------------     -------------
   Total assets ......................         6,802,555        66,601,120                -0-       73,403,675
                                           -------------     -------------     -------------     -------------
LIABILITIES
   Payable for collateral received
     on securities loaned ............                -0-          455,000                -0-          455,000
   Payable to affiliate ..............             4,358                -0-               -0-            4,358
   Advisory fee payable ..............                -0-           35,465                -0-           35,465
   Accrued expenses and other
     liabilities .....................            61,852            55,300                -0-          117,152
                                           -------------     -------------     -------------     -------------
   Total liabilities .................            66,210           545,765                -0-          611,975
                                           -------------     -------------     -------------     -------------
NET ASSETS ...........................     $   6,736,345     $  66,055,355     $          -0-    $  72,791,700
                                           =============     =============     =============     =============

                                           Class H Shares    Class A Shares                      Class A Shares
   Net assets ........................     $   6,218,279     $  66,055,355                       $  72,273,634
                                           =============     =============                       =============
   Shares of capital stock
     outstanding (b) .................           641,645         5,352,869          (137,733)        5,856,781
                                           =============     =============     =============     =============
   Net asset value per share .........     $        9.69     $       12.34                       $       12.34
                                           =============     =============                       =============

                                           Class I Shares                                        Class B Shares
   Net assets ........................     $     518,066                                         $     518,066
                                           =============                                         =============
   Shares of capital stock
     outstanding (b) .................            53,760                             (11,777)           41,983
                                           =============                       =============     =============

   Net asset value per share .........     $        9.64                                         $       12.34
                                           =============                                         =============

----------

(a) The pro-forma combined information reflects the sale of U.S. holdings held by the Brinson portfolio before consummation of the acquisition.

(b) The Class H and Class I shares of the Global Equity Portfolio have characteristics substantially similar to the Class A and Class B shares of the International Portfolio, respectively. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value. However, under a Rule 12b-1 plan adopted by each Portfolio, Class B and Class I shares pay annual distribution fees equal to .25% of the average daily net assets attributable to such respective class. Class B shares is being established in connection with the proposed merger.

      See notes to financial statements.

STATEMENT OF OPERATIONS
Twelve Months Ended
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                         Brinson          Alliance
                                      Global Equity     International                         Pro-Forma
                                        Portfolio         Portfolio        Adjustments        Combined*
                                      =============     =============     =============     ============
INVESTMENT INCOME
   Dividend (net of foreign
     withholding taxes of
     $123,591) ...................    $     116,293     $     823,036     $          -0-    $    939,329
   Interest ......................           39,839           102,065                -0-         141,904
                                      -------------     -------------     -------------     ------------
   Total investment income .......          156,132           925,101                -0-       1,081,233
                                      -------------     -------------     -------------     ------------
EXPENSES
   Advisory fee ..................           64,286           790,430             4,252          858,968 (a)
   Distribution fee - Class B ....            1,461                -0-               -0-           1,461 (b)
   Audit and legal ...............           34,378            52,468           (27,769)          59,077 (c)
   Printing ......................           32,670            10,728           (29,315)          14,083 (c)
   Custodian .....................           22,551           149,062           (10,593)         161,020 (d)
   Directors' fees ...............            7,500             1,542            (7,500)           1,542 (c)
   Transfer agency ...............            3,000               969            (3,000)             969 (c)
   Administrative ................               -0-           67,281                -0-          67,281 (c)
   Miscellaneous .................            2,810             7,511            (1,516)           8,805 (c)
                                      -------------     -------------     -------------     ------------
   Total expenses ................          168,656         1,079,991           (75,441)       1,173,206
   Expenses waived and
     reimbursed ..................               -0-         (329,083)          (26,642)        (355,725)
                                      -------------     -------------     -------------     ------------
   Net expenses ..................          168,656           750,908          (102,083)         817,481
                                      -------------     -------------     -------------     ------------
   Net investment income (loss) ..          (12,524)          174,193           102,083          263,752
                                      -------------     -------------     -------------     ------------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on
     investment transactions .....          130,920        (4,202,550)               -0-      (4,071,630)
   Net realized loss on foreign
     currency transactions .......           (5,452)          (71,498)               -0-         (76,950)
   Net change in unrealized
     appreciation/depreciation of:
      Investments ................       (1,199,839)       (9,639,417)               -0-     (10,839,256)
      Foreign currency denominated
        assets and liabilities ...             (698)           (3,531)               -0-          (4,229)
                                      -------------     -------------     -------------     ------------
   Net loss on investments .......       (1,075,069)      (13,916,996)               -0-     (14,992,065)
                                      -------------     -------------     -------------     ------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS ...............    $  (1,087,593)    $ (13,742,803)    $     102,083     $(14,728,313)
                                      =============     =============     =============     ============

----------

*     Based on combined net assets for the twelve months ended June 30, 2001.

(a) Advisory fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 2001.

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended June 30, 2001.

(c)   Expenses are based on one fund.

(d)   Custodian fees are based on monthly fixed fees and on average net assets.

      See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - Global Equity Portfolio by Alliance Variable Products Series Fund - International Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - Global Equity Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective June 30, 2001 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the twelve months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the twelve months ended June 30, 2001, such waivers/reimbursements would amount to $329,083.

--------------------------------------------------------------------------------

NOTE D: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)





                               PRO-FORMA COMBINED
                    ----------------------------------------
                              FINANCIAL STATEMENTS
                    ----------------------------------------

                             BRINSON SERIES TRUST--

                             GLOBAL INCOME PORTFOLIO

                           STRATEGIC INCOME PORTFOLIO

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND--

                              GLOBAL BOND PORTFOLIO

                                  JUNE 30, 2001

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                  Combined       Brinson           Brinson          Alliance
                                  Principal   Global Income    Strategic Income    Global Bond                         Pro-Forma
                                   Amount       Portfolio         Portfolio         Portfolio        Adjustments      Combined(e)
                                    (000)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 0.2%
DEBT OBLIGATION-0.2%
National Australia Bank
   4.665%, 5/19/10 (a) .......   US$     113  $     113,645    $            -0-   $          -0-    $          -0-   $     113,645
                                              -------------    ---------------    -------------     -------------    -------------
BRAZIL - 0.1%
GOVERNMENT OBLIGATIONS-0.1%
Federal Republic of Brazil,
   DCB 5.500%, 4/15/12 (a) ...            62         43,710                 -0-              -0-               -0-          43,710
                                              -------------    ---------------    -------------     -------------    -------------
CANADA - 4.5%
GOVERNMENT OBLIGATIONS-4.5%
Government of Canada
   5.00%, 9/01/04 (b) ........   CAD     500             -0-                -0-         325,155                -0-         325,155
   5.50%, 6/01/10 (b) ........         3,900        192,232            384,252        1,921,455          (192,126)       2,305,813
                                              -------------    ---------------    -------------     -------------    -------------
                                                    192,232            384,252        2,246,610          (192,126)       2,630,968
                                              -------------    ---------------    -------------     -------------    -------------
DENMARK - 2.8%
GOVERNMENT OBLIGATION-2.8%
Kingdom of Denmark
   6.00%, 11/15/09 (b) .......   DKK  13,590             -0-                -0-       1,619,925                -0-       1,619,925
                                              -------------    ---------------    -------------     -------------    -------------
FRANCE - 4.4%
GOVERNMENT OBLIGATIONS-4.4%
Government of France
   4.00%, 4/25/09 (b) ........   EUR   2,950             -0-                -0-       2,330,286                -0-       2,330,286
   5.50%, 10/25/07 ...........           130        113,714                 -0-              -0-               -0-         113,714
Republic of France
   5.50%, 4/25/29 ............            97         78,831                 -0-              -0-               -0-          78,831
                                              -------------    ---------------    -------------     -------------    -------------
                                                    192,545                 -0-       2,330,286                -0-       2,522,831
                                              -------------    ---------------    -------------     -------------    -------------
GERMANY - 14.9%
GOVERNMENT OBLIGATIONS-14.6%
Federal Republic of Germany
   4.00%, 7/04/09 (b) ........         2,350             -0-                -0-       1,864,028                -0-       1,864,028
   5.00%, 2/17/06 (b) ........         2,500             -0-                -0-       2,151,887                -0-       2,151,887
   6.00%, 2/16/06 (b) ........         4,350             -0-                -0-       3,879,681                -0-       3,879,681
   3.25% to 6.25%,
   2/17/04 to 1/04/30 ........   DEM   3,423        561,681          2,390,202               -0-       (2,390,202)         561,681
                                              -------------    ---------------    -------------     -------------    -------------
                                                    561,681          2,390,202        7,895,596        (2,390,202)       8,457,277
                                              -------------    ---------------    -------------     -------------    -------------
DEBT OBLIGATION-0.3%
Deutsche Ausgleichbank
   7.00%, 6/23/05 ............   US$     150        158,261                 -0-              -0-               -0-         158,261
                                              -------------    ---------------    -------------     -------------    -------------
                                                    719,942          2,390,202        7,895,596        (2,390,202)       8,615,538
                                              -------------    ---------------    -------------     -------------    -------------
HUNGARY - 0.1%
GOVERNMENT OBLIGATION-0.1%
Government of Hungary
   13.50%, 6/12/01 ...........   HUF  20,000         69,554                 -0-              -0-               -0-          69,554
                                              -------------    ---------------    -------------     -------------    -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                  Combined       Brinson           Brinson          Alliance
                                  Principal   Global Income    Strategic Income    Global Bond                         Pro-Forma
                                   Amount       Portfolio         Portfolio         Portfolio        Adjustments      Combined(e)
                                    (000)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------------------------
ITALY - 5.2%
GOVERNMENT OBLIGATIONS-5.2%
Republic of Italy
   4.75%, 7/01/05 ............   ITL  $  650  $          -0-   $       551,811    $          -0-    $    (275,906)   $     275,905
   5.00%, 5/01/08 (b) ........   EUR   3,000             -0-                -0-       2,511,856                -0-       2,511,856
   8.50%, 4/01/04 ............   ITL     245        228,781                 -0-              -0-               -0-         228,781
                                              -------------    ---------------    -------------     -------------    -------------
                                                    228,781            551,811        2,511,856          (275,906)       3,016,542
                                              -------------    ---------------    -------------     -------------    -------------
JAPAN - 5.0%
GOVERNMENT OBLIGATIONS-5.0%
Government of Japan
   1.10%, 3/21/11 (b) ........   JPY 335,000             -0-                -0-       2,673,607                -0-       2,673,607
   1.90%, 12/20/10 ...........        29,000        249,299                 -0-              -0-               -0-         249,299
                                              -------------    ---------------    -------------     -------------    -------------
                                                    249,299                 -0-       2,673,607                -0-       2,922,906
                                              -------------    ---------------    -------------     -------------    -------------
MEXICO - 0.2%
DEBT OBLIGATION-0.2%
PEMEX Finance, Ltd.
   6.125%, 11/15/03 ..........   US$     123        123,544                 -0-              -0-               -0-         123,544
                                              -------------    ---------------    -------------     -------------    -------------
NETHERLANDS - 3.1%
GOVERNMENT OBLIGATIONS-3.1%
Government of Netherlands
   5.50%, 7/15/10 (b) ........   EUR   1,710             -0-                -0-       1,477,977                -0-       1,477,977
   5.50%, 1/15/28 ............   NLG     316        258,605                 -0-              -0-               -0-         258,605
   8.750%, 09/15/01 ..........           100         85,404                 -0-              -0-               -0-          85,404
                                              -------------    ---------------    -------------     -------------    -------------
                                                    344,009                 -0-       1,477,977                -0-       1,821,986
                                              -------------    ---------------    -------------     -------------    -------------
SPAIN - 8.1%
GOVERNMENT OBLIGATIONS-8.1%
Government of Spain
   4.95%, 7/30/05 ............   ESP     270        230,477                 -0-              -0-               -0-         230,477
   6.00%, 1/31/29 (b) ........   EUR   1,780             -0-                -0-       1,518,982                -0-       1,518,982
   7.90%, 2/28/02 (b) ........         3,415             -0-                -0-       2,957,009                -0-       2,957,009
                                              -------------    ---------------    -------------     -------------    -------------
                                                    230,477                 -0-       4,475,991                -0-       4,706,468
                                              -------------    ---------------    -------------     -------------    -------------
SWEDEN - 3.6%
GOVERNMENT OBLIGATION-3.6%
Kingdom of Sweden
   5.00%, 11/15/04 (b) .......   SEK  15,000             -0-                -0-       1,383,294                -0-       1,383,294
   8.00%, 8/15/07 (b) ........         7,900        105,248            242,114          481,873          (121,057)         708,178
                                              -------------    ---------------    -------------     -------------    -------------
                                                    105,248            242,114        1,865,167          (121,057)       2,091,472
                                              -------------    ---------------    -------------     -------------    -------------
UNITED KINGDOM - 6.4%
GOVERNMENT OBLIGATION-6.4%
United Kingdom Gilt
   6.50% to 10.00%,
   8/27/02 to 12/07/07 .......   GBP     980        543,661            936,210               -0-         (936,210)         543,661
United Kingdom Treasury
   6.25%, 11/25/10 (b) .......         2,090             -0-                -0-       3,141,434                -0-       3,141,434
                                              -------------    ---------------    -------------     -------------    -------------
                                                    543,661            936,210        3,141,434          (936,210)       3,685,095
                                              -------------    ---------------    -------------     -------------    -------------

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                  Combined       Brinson           Brinson          Alliance
                                  Principal   Global Income    Strategic Income    Global Bond                         Pro-Forma
                                   Amount       Portfolio         Portfolio         Portfolio        Adjustments      Combined(e)
                                    (000)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 25.8%
GOVERNMENT AND
AGENCY OBLIGATIONS-25.8%
Federal National Mortgage
  Association
   1.75%, 3/26/08 (b) ........   JPY 200,000  $          -0-   $            -0-   $   1,722,182     $          -0-   $   1,722,182
   5.25% to 7.125%,
   3/15/07 to 4/29/09 ........   US$   1,505             -0-         1,497,458               -0-       (1,497,458)              -0-
U.S. Treasury Bond
   6.125%, 8/15/29 ...........           415             -0-           430,398               -0-               -0-         430,398
   6 375%, 8/15/27 (b) .......         3,095             -0-                -0-       3,280,700                -0-       3,280,700
U S  Treasury Notes
   3 875%, 1/15/09 ...........           249         89,725            167,086               -0-               -0-         256,811
   4 75%, 11/15/08 (b) .......         3,180             -0-                -0-       3,069,686                -0-       3,069,686
   5 00%, 2/15/11 (b) ........         1,000             -0-                -0-         970,150                -0-         970,150
   5 50%, 5/15/09 (b) ........         2,420             -0-                -0-       2,441,175                -0-       2,441,175
   5 75%, 8/15/03 (b) ........         2,000             -0-                -0-       2,056,860                -0-       2,056,860
   5 000% to 6 125%,
   2/15/11 to 11/15/27 .......         1,400        400,127            970,312               -0-         (680,938)         689,501
                                              -------------    ---------------    -------------     -------------    -------------
                                                    489,852          3,065,254       13,540,753        (2,178,396)      14,917,463
                                              -------------    ---------------    -------------     -------------    -------------
CORPORATE DEBT OBLIGATIONS-7.3%
Abbey National Capital Trust
   8.963%, 6/30/30 (c) .......            79         88,349                 -0-              -0-               -0-          88,349
AES Corp.
   9.50%, 6/01/09 ............           125             -0-           126,563               -0-         (126,563)              -0-
Airplanes Pass-Through Trust
   10.875%, 3/15/19 ..........           123             -0-            82,720               -0-          (82,720)              -0-
Allegiance Telecom, Inc.
   12.875%, 5/15/08 ..........           125             -0-           110,000               -0-         (110,000)              -0-
Allied Waste North America, Inc.
   10.00%, 8/01/09 ...........           125             -0-           128,437               -0-         (128,437)              -0-
Avecia Group Plc
   11.00%, 7/01/09 ...........           125             -0-           127,500               -0-         (127,500)              -0-
BCI US Funding Trust One
   8.01%, 7/15/08 ............           200             -0-           200,692               -0-         (200,692)              -0-
British Telecommunications PLC
   8.875%, 12/15/30 ..........           400             -0-           436,223               -0-         (436,223)              -0-
Centaur Funding
   9.08%, 4/21/20 ............           200             -0-           213,750               -0-         (213,750)              -0-
Clorox Corp.
   8.80%, 7/15/01 ............           200        200,211                 -0-              -0-               -0-         200,211
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 ..........           125             -0-           120,000               -0-         (120,000)              -0-
Fidelity Investment Co.
   7.57%, 6/15/29 ............           120        125,518                 -0-              -0-               -0-         125,518
GE Financial Assurance Holdings
     1.60%, 6/20/11 (b) ......           400             -0-                -0-       3,228,290                -0-       3,228,290
General Motors Acceptance Corp.
   5.75%, 11/10/03 ...........           185        186,307                 -0-              -0-               -0-         186,307
Global Crossing Holdings, Ltd.
   8.70%, 8/01/07 ............           150             -0-           114,000               -0-         (114,000)              -0-

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                  Combined       Brinson           Brinson          Alliance
                                  Principal   Global Income    Strategic Income    Global Bond                         Pro-Forma
                                   Amount       Portfolio         Portfolio         Portfolio        Adjustments      Combined(e)
                                    (000)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------------------------
HSBC Capital Funding LP
   10.176%, 6/30/30 (c)(d) ...   US$      73  $      90,174    $            -0-   $          -0-    $          -0-   $      90,174
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 ..........           125             -0-           123,125               -0-         (123,125)              -0-
Knology Holdings, Inc.
   11.875%, 10/15/07 .........           200             -0-            65,000               -0-          (65,000)              -0-
Lyondell Chemical Co.
   9.875%, 5/01/07 ...........           250             -0-           249,375               -0-         (249,375)              -0-
McLeodUSA, Inc.
   11.375%, 1/01/09 ..........           100             -0-            63,000               -0-          (63,000)              -0-
Metromedia Fiber Network,
   Inc. 10.00%, 11/15/08 .....           105             -0-            40,425               -0-          (40,425)              -0-
MGM Grand, Inc.
   9.75%, 6/01/07 ............           250             -0-           266,250               -0-         (266,250)              -0-
Morgan Stanley Dean Witter
   & Co. 7.75%, 6/15/05 ......           104        110,768                 -0-              -0-               -0-         110,768
Nextel Communications, Inc.
   9.375%, 11/15/09 ..........           150             -0-           118,875               -0-         (118,875)              -0-
   9.95%, 2/15/08 ............           125             -0-            80,000               -0-          (80,000)              -0-
NorthEast Optic Network, Inc.
   12.75%, 8/15/08 ...........           125             -0-            35,000               -0-          (35,000)              -0-
NTL Communications Group
   12.375%, 2/01/08 ..........           200             -0-           122,033               -0-         (122,033)              -0-
Park Place Entertainment Corp.
   7.875%, 12/15/05 ..........           125             -0-           125,312               -0-         (125,312)              -0-
PSE&G Energy
   8.500%, 6/15/11 ...........           300         99,823            199,356               -0-         (199,356)          99,823
Spectrasite Holdings, Inc.
   11.25%, 4/15/09 ...........           125             -0-            56,250               -0-          (56,250)              -0-
Stena AB
   8.75%, 6/15/07 ............           175             -0-           157,500               -0-         (157,500)              -0-
Tembec Industry, Inc.
   8.625%, 6/30/09 ...........           125             -0-           127,500               -0-         (127,500)              -0-
Tenet Healthcare Corp.
   8.125%, 12/01/08 ..........           100             -0-           103,125               -0-         (103,125)              -0-
UIH Australia Pacific, Inc.
   14.00%, 5/15/06 ...........           250             -0-           106,250               -0-         (106,250)              -0-
United Pan Europe
  Communications N.V.
   10.875%, 8/01/09 ..........           175             -0-            54,872               -0-          (54,872)              -0-
   13.375%, 11/01/09 .........           200             -0-            32,000               -0-          (32,000)              -0-
Voicestream Wireless Corp.
   10.375%, 11/15/09 .........           250             -0-           283,635               -0-         (283,635)              -0-
Versatel Telecom
   4.00%, 3/30/05 ............           500             -0-           117,967               -0-         (117,967)              -0-
Wells Fargo Co.
   6.50%, 9/03/02 ............            99        101,209                 -0-              -0-               -0-         101,209
Williams Communications Group
   10.875%, 10/01/09 .........           125             -0-            50,000               -0-          (50,000)              -0-
                                              -------------    ---------------    -------------     -------------    -------------
                                                  1,002,359          4,236,735        3,228,290        (4,236,735)       4,230,649
                                              -------------    ---------------    -------------     -------------    -------------

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                  Combined       Brinson           Brinson          Alliance
                                  Principal   Global Income    Strategic Income    Global Bond                         Pro-Forma
                                   Amount       Portfolio         Portfolio         Portfolio        Adjustments      Combined(e)
                                    (000)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)
----------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT-8.1%
State Street Euro Dollar
   3.25%, 7/02/01 ............   US$   4,706  $          -0-   $            -0-   $   4,706,000     $          -0-   $   4,706,000
                                              -------------    ---------------    -------------     -------------    -------------
                                                  1,492,211          7,301,989       21,475,043        (6,415,131)      23,854,112
                                              -------------    ---------------    -------------     -------------    -------------
REPURCHASE AGREEMENT-3.8%
   Repurchase agreement dated
   6/29/01 with State Street
   Bank and Trust Co.,
   collateralized by $2,310,000
   U.S. Treasury Bills 3.310%
   due 12/27/01 (value -
   $2,269,575); proceeds:
   $2,225,729 ................         2,225              0          2,225,000                0                 0        2,225,000
                                              -------------    ---------------    -------------     -------------    -------------
TOTAL INVESTMENTS - 103.6%
   (cost $61,844,192) ........                    4,648,858         14,031,578       51,713,492       (10,330,632)      60,063,296
Other assets less
   liabilities - (3.6%) ......                      250,895         (1,048,311)      (1,294,546)                0       (2,091,962)
                                              -------------    ---------------    -------------     -------------    -------------
NET ASSETS - 100% ............                $   4,899,753    $    12,983,267    $  50,418,946     $ (10,330,632)   $  57,971,334
                                              =============    ===============    =============     =============    =============

----------

(a) Floating rate securities -- the interest rates shown are the current rates as of June 30, 2001.

(b) Securities or portion thereof, with an aggregate market value of $47,007,492 have been segregated to collateralize forward exchange currency contracts.

(c) Maturity date shown is the callable date for perpetual rewriting securities.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 2001, the aggregate market value of these securities amounted to $90,174 or 0.2% of net assets.

(e) The pro-forma combined information is prepared based on merged net assets net of the withdrawal of seed capital of $10,330,632 by Brinson, in the Strategic Income Portfolio, before consummation of the acquisition.

      Glossary:

      DCB -Debt Conversion Bond.

      See notes to financial statements.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                                    Brinson          Brinson
                                                    Global          Strategic         Alliance
                                                    Income           Income         Global Bond                         Pro-Forma
                                                   Portfolio        Portfolio        Portfolio       Adjustments       Combined(b)
                                                 =============    =============    =============    ==============    =============
ASSETS
   Investments in securities, at value
     (cost $61,844,192) ......................   $   4,648,858    $  14,031,578    $  51,713,492    $  (10,330,632)   $  60,063,296
   Cash ......................................         115,504           31,658              257                -0-         147,419
   Foreign currency (cost $124,336) ..........              -0-              -0-         123,318                -0-         123,318
   Receivable for investment securities sold .         364,668          663,625        2,001,559                -0-       3,029,852
   Interest receivable .......................         102,612          281,774          864,221                -0-       1,248,607
   Unrealized appreciation on forward
     exchange currency contracts .............           5,593           19,393           18,090                -0-          43,076
   Other assets ..............................             710           24,552               -0-               -0-          25,262
                                                 -------------    -------------    -------------    --------------    -------------
   Total assets ..............................       5,237,945       15,052,580       54,720,937       (10,330,632)      64,680,830
                                                 -------------    -------------    -------------    --------------    -------------
LIABILITIES
   Payable for investment securities
     purchased ...............................         295,476        2,043,030        4,209,935                -0-       6,548,441
   Payable to affiliates .....................           3,095            8,619               -0-               -0-          11,714
   Payable of capital stock redeemed .........           1,868               -0-              -0-               -0-           1,868
   Advisory fee payable ......................              -0-              -0-          27,185                -0-          27,185
   Accrued expenses ..........................          37,753           17,664           64,871                -0-         120,288
                                                 -------------    -------------    -------------    --------------    -------------
   Total liabilities .........................         338,192        2,069,313        4,301,991                -0-       6,709,496
                                                 -------------    -------------    -------------    --------------    -------------
NET ASSETS ...................................   $   4,899,753    $  12,983,267    $  50,418,946    $  (10,330,632)   $  57,971,334
                                                 =============    =============    =============    ==============    =============

                                                 Class H Shares   Class H Shares   Class A Shares                     Class A Shares
   Net assets ................................   $   4,899,753    $  11,087,857    $  44,981,136    $  (10,330,632)   $  50,638,114
                                                 =============    =============    =============    ==============    =============
   Shares of capital stock outstanding (a) ...         472,001        1,004,159        4,302,549          (934,822)       4,843,887
                                                 =============    =============    =============    ==============    =============
   Net asset value per share .................   $       10.38    $       11.04    $       10.45                      $       10.45
                                                 =============    =============    ==============                     =============

                                                                  Class I Shares   Class B Shares                     Class B Shares
   Net assets ................................                    $   1,895,410    $   5,437,810                      $   7,333,220
                                                                  =============    ==============                     =============
   Shares of capital stock outstanding (a) ...                          171,853          522,720            10,398          704,971
                                                                  =============    =============    ==============    =============
   Net asset value per share .................                    $       11.03    $       10.40                      $       10.40
                                                                  =============    ==============                     =============

----------

(a) The Class H and Class I shares of the Global Income and Strategic Income Portfolios have characteristics substantially similar to the Class A and Class B shares of the Global Bond Portfolio, respectively. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value. However, under a Rule 12b-1 plan adopted by each Portfolio, Class B and Class I shares pay annual distribution fees equal to .25% of the average daily net assets attributable to such respective class.

(b) The pro-forma combined information is prepared based on merged net assets net of the withdrawal of seed capital of $10,330,632 by Brinson, in the Strategic Income Portfolio, before consummation of the acquisition.

      See notes to financial statements.

STATEMENT OF OPERATIONS
Twelve Months Ended
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

                                                  Brinson        Brinson
                                                  Global        Strategic        Alliance
                                                  Income         Income        Global Bond                      Pro-Forma
                                                 Portfolio      Portfolio       Portfolio      Adjustments      Combined*
                                                 =========     ===========     ===========     ===========     ===========
INVESTMENT INCOME
   Interest (net of foreign withholding
     taxes of $1,408) .......................    $ 419,233     $ 1,147,646     $ 2,539,315     $  (918,117)    $ 3,188,077
                                                 ---------     -----------     -----------     -----------     -----------
EXPENSES
   Advisory fee .............................       45,947         102,838         354,499         (99,196)        404,088(a)
   Distribution fee--Class B ................           -0-          5,405          14,221              -0-         19,626(b)
   Custodian ................................       51,911          11,701         120,655         (55,178)        129,089(c)
   Audit and legal ..........................       33,068          36,292          32,769         (67,196)         34,933(d)
   Printing .................................       15,635          21,790          14,447         (37,081)         14,791(d)
   Directors' fees ..........................        7,500           7,500           1,450         (15,000)          1,450(d)
   Transfer agency ..........................        3,000           3,000             947          (6,000)            947(d)
   Administrative ...........................           -0-             -0-         67,076              -0-         67,076(d)
   Miscellaneous ............................        3,099           6,480           1,495          (9,396)          1,678(d)
                                                 ---------     -----------     -----------     -----------     -----------
   Total expenses ...........................      160,160         195,006         607,559        (289,047)        673,678
                                                 ---------     -----------     -----------     -----------     -----------
   Net investment income ....................      259,073         952,640       1,931,756        (629,070)      2,514,399
                                                 ---------     -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investment
     transactions ...........................       12,825        (225,561)        167,547         180,449         135,260
   Net realized gain (loss) on foreign
     currency transactions ..................       11,597         145,945        (574,041)       (116,756)       (533,255)
   Net change in unrealized appreciation/
     depreciation of:
     Investments ............................     (285,336)       (967,770)     (2,983,873)        774,216      (3,462,763)
     Foreign currency denominated assets
       and liabilities ......................      (21,621)        262,150          56,270        (209,720)         87,079
                                                 ---------     -----------     -----------     -----------     -----------
   Net loss on investments, futures contracts
     and foreign currency transactions ......     (282,535)       (785,236)     (3,334,097)        628,189      (3,773,679)
                                                 ---------     -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ..........................    $ (23,462)    $   167,404     $(1,402,341)    $      (881)    $(1,259,280)
                                                 =========     ===========     ===========     ===========     ===========

----------

* The pro-forma combined information is prepared based on merged net assets net of the withdrawal by Brinson, in the Strategic Income Portfolio, of seed capital of $10,330,632 at the beginning of the period on July 1, 2000.

(a) Advisory fee based on an annual rate of .65% of the total combined average net assets for the twelve months ended June 30, 2001.

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended June 30, 2001.

(c)   Custodian fees are based on monthly fixed fees and on average net assets.

(d)   Expenses are based on one fund.

      See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
June 30, 2001 (unaudited)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - Global Income Portfolio and Strategic Income Portfolio by Alliance Variable Products Series Fund - Global Bond Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - Global Income Portfolio and Strategic Income Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Portfolio of Investments, Statements of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective June 30, 2001 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
(continued)

                                   Brinson Series Trust--Global Income Portfolio
                                Brinson Series Trust--Strategic Income Portfolio
                   Alliance Variable Products Series Fund--Global Bond Portfolio
================================================================================

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .65% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------

NOTE D: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                               PRO-FORMA COMBINED
                    ----------------------------------------
                              FINANCIAL STATEMENTS
                    ----------------------------------------

                             BRINSON SERIES TRUST--

                              HIGH INCOME PORTFOLIO

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND--

                              HIGH YIELD PORTFOLIO

                                  JUNE 30, 2001

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
June 30, 2001 (unaudited)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined        Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS - 70.1%
AIR TRANSPORTATION - 0.5%
US Airways, Inc.
   10.375%, 3/01/13 (a) ......................         $135    $          -0-   $     132,735     $          -0-    $     132,735
                                                               -------------    -------------     -------------     -------------

AUTOMOTIVE - 1.4%
Collins & Aikman Products
   11.50%, 4/15/06 (a) .......................          490           28,350           61,750           (28,350)           61,750
Delco Remy International, Inc.
   11.00%, 5/01/09 (a)(b) ....................          120           36,400           88,825           (36,400)           88,825
Dura Operating Corp.
   9.00%, 5/01/09 (a) ........................          130           37,600           85,050           (37,600)           85,050
   9.00%, 5/01/09 (a)(b) .....................           40           14,100           23,625           (14,100)           23,625
Hayes Lemmerz International, Inc.
   11.875%, 6/15/06 (a)(b) ...................          180           53,350          122,813           (53,350)          122,813
Lear Corp.
   7.96%, 5/15/05 ............................          250          254,472               -0-         (254,472)               -0-
                                                               -------------    -------------     -------------     -------------
                                                                     424,272          382,063          (424,272)          382,063
                                                               -------------    -------------     -------------     -------------
BANKING - 1.9%
Chohung Bank Co., Ltd.
   11.875%, 4/01/10 (a)(b) ...................          200           52,375          155,895           (52,375)          155,895
Golden State Holdings
   6.75%, 8/01/01 (a) ........................          100               -0-          99,948                -0-           99,948
Hanvit Bank
   12.75%, 3/01/10 (a)(b) ....................          325           80,625          268,750           (80,625)          268,750
                                                               -------------    -------------     -------------     -------------
                                                                     133,000          524,593          (133,000)          524,593
                                                               -------------    -------------     -------------     -------------
BROADCASTING/MEDIA - 3.1%
Allbritton Communications Co.
   8.875%, 2/01/08 (a) .......................          250               -0-         250,000                -0-          250,000
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 (a) .......................          675          175,875          507,500          (175,875)          507,500
Mediacom Broadband LLC
   11.00%, 7/15/13 (a)(b) ....................           70           30,525           40,900           (30,525)           40,900
Primedia, Inc.
   8.875%, 5/15/11 (a)(b) ....................           70           18,500           46,500           (18,500)           46,500
                                                               -------------    -------------     -------------     -------------
                                                                     224,900          844,900          (224,900)          844,900
                                                               -------------    -------------     -------------     -------------
BUILDING/REAL ESTATE - 2.0%
D.R. Horton, Inc.
   8.00%, 2/01/09 ............................          250          240,000               -0-         (240,000)               -0-
LNR Property Corp.
   10.50%, 1/15/09 (a) .......................          490          120,000          371,850          (120,000)          371,850
Meritage Corp.
   9.75%, 6/01/11 (a)(b) .....................           60               -0-          60,000                -0-           60,000
Schuler Homes, Inc.
   9.375%, 7/15/09 (a)(b) ....................           65               -0-          65,325                -0-           65,325
   10.50%, 7/15/11 (a)(b) ....................           60               -0-          60,300                -0-           60,300
                                                               -------------    -------------     -------------     -------------
                                                                     360,000          557,475          (360,000)          557,475
                                                               -------------    -------------     -------------     -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined
                                                  Shares or       Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
CABLE - 9.0%
@Entertainment, Inc
   14.50%, 7/15/08 ...........................         $110    $      35,475    $          -0-    $     (35,475)    $          -0-
Adelphia Communications Corp.
   10.25%, 6/15/11 (a) .......................          155           50,006          103,950           (50,006)          103,950
   10.875%, 10/01/10 (a) .....................          175           50,006          127,187           (50,006)          127,187
Charter Communications Holdings LLC
   9.625%, 11/15/09 (a)(b) ...................           60               -0-          60,375                -0-           60,375
   10.00%, 5/15/11 (a)(b) ....................          155          121,800           35,700          (121,800)           35,700
   10.75%, 10/01/09 (a) ......................          845          221,025          671,512          (221,025)          671,512
   11.75%, 5/15/11 (a)(b)( c) ................          645          116,000          260,325          (116,000)          260,325
Comcast UK Cable Partners, Ltd.
   11.20%, 11/15/07 (a)(c) ...................          250               -0-         171,250                -0-          171,250
EchoStar DBS Corp.
   9.25%, 2/01/06 (a) ........................          300               -0-         297,000                -0-          297,000
   9.375%, 2/01/09 (a) .......................          570          214,500          344,750          (214,500)          344,750
NTL Communications Corp.
   11.20%, 11/15/01 ..........................           63           42,210               -0-          (42,210)               -0-
   11.50%, 10/01/08 (a) ......................           70           26,400           19,950           (26,400)           19,950
Park 'N View, Inc.
   warrants ..................................          842                8               -0-               (8)               -0-
Telewest Communications Plc
   11.00%, 10/01/07 (a)(c) ...................          500          168,500          254,250          (168,500)          254,250
UIH Australia Pacific, Inc.
   14.00%, 5/15/06 ...........................          250          106,250               -0-         (106,250)               -0-
United Pan-Europe Communications NV
   Series B
   11.50%, 2/01/10 ...........................           30           10,800               -0-          (10,800)               -0-
   13.75%, 2/01/10 (a) .......................          100               -0-          15,500                -0-           15,500
   14.50%, 7/15/08 (a) .......................          265               -0-          86,788                -0-           86,788
                                                               -------------    -------------     -------------     -------------
                                                                   1,162,980        2,448,537        (1,162,980)        2,448,537
                                                               -------------    -------------     -------------     -------------
CHEMICALS - 3.1%
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11 ...........................           50           50,500               -0-          (50,500)               -0-
Avecia Group Plc
   11.00%, 7/01/09 (a) .......................          500          204,000          300,000          (204,000)          300,000
Equistar Chemicals LP
   8.50%, 2/15/04 (a) ........................           50               -0-          48,400                -0-           48,400
Georgia Gulf Corp.
   10.375%, 11/01/07 (a) .....................          150               -0-         153,750                -0-          153,750
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 (a) ......................          425          123,125          297,000          (123,125)          297,000
Lyondell Chemical Co.
   10.875%, 5/01/09 ..........................          140          137,900               -0-         (137,900)               -0-
Millennium America, Inc.
   9.25%, 6/15/08 (a)(b) .....................           60           19,900           40,000           (19,900)           40,000
                                                               -------------    -------------     -------------     -------------
                                                                     535,425          839,150          (535,425)          839,150
                                                               -------------    -------------     -------------     -------------

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined
                                                  Shares or       Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS - 0.6%
Tele1 Europe Holding AB
   11.875%, 12/01/09 (a) .....................         $ 35    $          -0-   $      17,500     $          -0-    $      17,500
Tritel PCS, Inc.
   10.375%, 1/15/11 (a)(b) ...................          200           45,625          138,000           (45,625)          138,000
                                                               -------------    -------------     -------------     -------------
                                                                      45,625          155,500           (45,625)          155,500
                                                               -------------    -------------     -------------     -------------
COMMUNICATIONS - FIXED - 1.6%
Allegiance Telecom Inc.
   12.875%, 5/15/08 (a) ......................          185          127,600           35,400          (127,600)           35,400
Global Crossing Holdings Ltd.
   8.70%, 8/01/07 ............................           35           26,600               -0-          (26,600)               -0-
Level 3 Communications, Inc.
   11.00%, 3/15/08 (a) .......................          275               -0-         122,375                -0-          122,375
McLeod Usa, Inc.
   11.375%, 1/01/09 (a) ......................          225           44,100           98,425           (44,100)           98,425
Metromedia Fiber Network, Inc.
   10.00%, 11/15/08 (a) ......................           55            9,625           11,550            (9,625)           11,550
   10.00%, 12/15/09 (a) ......................           30               -0-          11,550                -0-           11,550
NorthEast Optic Network, Inc.
   12.75%, 8/15/08 ...........................          125           35,000               -0-          (35,000)               -0-
Time Warner Telecom, Inc.
   10.125%, 2/01/11 (a) ......................          105           22,500           72,400           (22,500)           72,400
Viatel, Inc.
   12.50%, 4/15/08 ...........................          250            7,500               -0-           (7,500)               -0-
Williams Communications Group, Inc.
   10.875%, 10/01/09 .........................          125           50,000               -0-          (50,000)               -0-
   11.70%, 8/01/08 (a) .......................           85               -0-          35,700                -0-           35,700
   11.875%, 8/01/10 (a) ......................          135               -0-          56,700                -0-           56,700
                                                               -------------    -------------     -------------     -------------
                                                                     322,925          444,100          (322,925)          444,100
                                                               -------------    -------------     -------------     -------------
COMMUNICATIONS - MOBILE - 7.2%
American Cellular Corp.
   9.50%, 10/15/09 (a)(b) ....................          180           51,700          118,125           (51,700)          118,125
Dobson/Sygnet Communications
   12.25%, 12/15/08 (a) ......................          285           85,850          203,000           (85,850)          203,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (a)(d) ....................          550               -0-          25,438                -0-           25,438
Microcell Telecommunications, Inc.
   14.00%, 6/01/06 ...........................           35           25,900               -0-          (25,900)               -0-
   17.83%, 6/01/06 (a) .......................           75               -0-          55,875                -0-           55,875
Nextel Communications, Inc.
   5.25%, 1/15/10 (a) ........................          295           53,154          126,075           (53,154)          126,075
   9.375%, 11/15/09 (a) ......................           10               -0-           7,950                -0-            7,950
   9.50%, 2/01/11 ............................           15           11,756               -0-          (11,756)               -0-
   9.95%, 2/15/08 ............................          250          160,000               -0-         (160,000)               -0-
   10.65%, 9/15/07 (a)(c) ....................           60               -0-          42,525                -0-           42,525
Nextel International, Inc.
   12.75%, 8/01/10 (a) .......................          120           11,600           25,600           (11,600)           25,600
Nextel Partners, Inc.
   11.00%, 3/15/10 (a) .......................          195           46,200          106,650           (46,200)          106,650

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined        Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
Rogers Wireless Communications, Inc.
   9.625%, 5/01/11 (a)(b) ....................         $ 90    $      30,150    $      60,600     $     (30,150)    $      60,600
TeleCorp PCS, Inc.
   10.625%, 7/15/10 (a) ......................          500               -0-         472,500                -0-          472,500
   11.625%, 4/15/09 (a)(c) ...................          350           61,000          157,500           (61,000)          157,500
Triton PCS, Inc.
   11.00%, 5/01/08 (a) .......................           50               -0-          40,562                -0-           40,562
Voicestream Wireless Co.
   10.375%, 11/15/09 (a) .....................          700          283,635          515,250          (283,635)          515,250
                                                               -------------    -------------     -------------     -------------
                                                                     820,945        1,957,650          (820,945)        1,957,650
                                                               -------------    -------------     -------------     -------------
CONGLOMERATES - 0.2%
Netia Holdings BV
   11.25%, 11/01/07 (a)(c ) ..................          175           19,500           49,375           (19,500)           49,375
                                                               -------------    -------------     -------------     -------------

CONSUMER MANUFACTURING - 0.2%
Playtex Products, Inc.
   9.375%, 6/01/11 (a)(b) ....................           85           25,438           61,350           (25,438)           61,350
                                                               -------------    -------------     -------------     -------------

CORPORATE - 1.3%
Lyondell Chemical Co.
   10.875%, 5/01/09 (a) ......................          350               -0-         344,750                -0-          344,750
                                                               -------------    -------------     -------------     -------------

DIVERSIFIED INDUSTRIES - 0.0%
Atlantic Express Transportation Corp.
   10.75%, 2/01/04 ...........................          200          122,000               -0-         (122,000)               -0-
                                                               -------------    -------------     -------------     -------------

ENERGY - 2.0%
Chesapeake Energy Corp.
   8.125%, 4/01/11 (a)(b) ....................          185           51,425          122,200           (51,425)          122,200
Dresser, Inc.
   9.375%, 4/15/11 (a)(b) ....................           85           25,312           61,050           (25,312)           61,050
EOTT Energy Partners LP
   11.00%, 10/01/09 (a) ......................          110           37,712           80,625           (37,712)           80,625
Lone Star Technologies, Inc.
   9.00%, 6/01/11 (a)(b) .....................           75           24,125           48,500           (24,125)           48,500
PG&E National Energy Group, Inc.
   10.375%, 5/16/11 (a)(b) ...................          225           69,872          154,951           (69,872)          154,951
R & B Falcon Corp.
   9.50%, 12/15/08 ...........................          250          287,417               -0-         (287,417)               -0-
Range Resources Corp.
   8.75%, 1/15/07 (a)(b) .....................           75               -0-          72,750                -0-           72,750
                                                               -------------    -------------     -------------     -------------
                                                                     495,863          540,076          (495,863)          540,076
                                                               -------------    -------------     -------------     -------------
ENTERTAINMENT & LEISURE - 0.9%
Six Flags, Inc.
   9.50%, 2/01/09 (a)(b) .....................          175           74,906          100,375           (74,906)          100,375
   9.75%, 6/15/07 (a) ........................          100               -0-         101,000                -0-          101,000
   10.00%, 4/01/08 (a)(c ) ...................           85           12,113           56,875           (12,113)           56,875
                                                               -------------    -------------     -------------     -------------
                                                                      87,019          258,250           (87,019)          258,250
                                                               -------------    -------------     -------------     -------------
FINANCIAL - 4.7%
Conseco, Inc.
   8.75%, 2/09/04 (a) ........................          250           70,875          166,250           (70,875)          166,250
Dime Bancorp, Inc.
   9.00%, 12/19/02 (a) .......................          150               -0-         155,474                -0-          155,474

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined        Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
Finova Capital Corp.
   7.125%, 5/01/02 (a) .......................         $ 55    $          -0-   $      52,097     $          -0-    $      52,097
   7.25%, 11/08/04 (a) .......................          255           84,263          153,410           (84,263)          153,410
Intrawest Corp.
   10.50%, 2/01/10 (a) .......................          150               -0-         156,750                -0-          156,750
Renaissancere Capital Trust
   8.54%, 3/01/27 (a) ........................          175               -0-         142,643                -0-          142,643
Safeco Capital Trust I
   8.072%, 7/15/37 (a) .......................          540          128,946          329,662          (128,946)          329,662
W.R. Berkley Capital Trust
   8.197%, 12/15/45 (a) ......................          140           32,188           80,707           (32,188)           80,707
Willis Corroon Corp.
   9.00%, 2/01/09 (a) ........................           50           15,263           35,612           (15,263)           35,612
                                                               -------------    -------------     -------------     -------------
                                                                     331,535        1,272,605          (331,535)        1,272,605
                                                               -------------    -------------     -------------     -------------
FOOD/BEVERAGE - 0.4%
Chiquita Brands International, Inc.
   10.00%, 6/15/09 (a) .......................          100               -0-          68,250                -0-           68,250
Del Monte Corp.
   9.25%, 5/15/11 (a)(b) .....................           50           15,300           35,175           (15,300)           35,175
                                                               -------------    -------------     -------------     -------------
                                                                      15,300          103,425           (15,300)          103,425
                                                               -------------    -------------     -------------     -------------
GAMING - 3.3%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 (a)(b) ....................          175           52,250          131,250           (52,250)          131,250
Mandalay Resort Group
   10.25%, 8/01/07 (a) .......................          475          182,000          315,750          (182,000)          315,750
MGM Grand, Inc.
   9.75%, 6/01/07 ............................          250          266,250               -0-         (266,250)               -0-
MGM Mirage, Inc.
   8.375%, 2/01/11 (a) .......................          250          100,625          151,688          (100,625)          151,688
Park Place Entertainment Corp.
   7.875%, 12/15/05 ..........................          250          250,625               -0-         (250,625)               -0-
   9.375%, 2/15/07 (a) .......................          300               -0-         316,125                -0-          316,125
                                                               -------------    -------------     -------------     -------------
                                                                     851,750          914,813          (851,750)          914,813
                                                               -------------    -------------     -------------     -------------
GENERAL INDUSTRIAL - 0.0%
Blount, Inc.
   13.00%, 8/01/09 ...........................          150           90,000               -0-          (90,000)               -0-
                                                               -------------    -------------     -------------     -------------

HEALTHCARE - 3.8%
Concentra Operating Corp.
   13.00%, 8/15/09 (a) .......................          265           80,438          204,725           (80,438)          204,725
HCA-The Healthcare Co.
   7.875%, 2/01/11 (a) .......................          525          151,312          378,848          (151,312)          378,848
Iasis Healthcare Corp.
   13.00%, 10/15/09 (a) ......................          400          106,000          319,500          (106,000)          319,500
Triad Hospitals, Inc.
   8.75%, 5/01/09 (a)(b) .....................           95           30,525           66,462           (30,525)           66,462
   11.00%, 5/15/09 (a) .......................          100           32,325           75,775           (32,325)           75,775
                                                               -------------    -------------     -------------     -------------
                                                                     400,600        1,045,310          (400,600)        1,045,310
                                                               -------------    -------------     -------------     -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined
                                                  Shares or       Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.3%
Sealy Mattress Co.
   9.875%, 12/15/07 (a)(b) ...................         $115    $      34,562    $      79,400     $     (34,562)    $      79,400
                                                               -------------    -------------     -------------     -------------

HOTEL/LODGING - 2.2%
Extended Stay America, Inc.
   9.875%, 6/15/11 (a)(b) ....................           90           29,934           59,850           (29,934)           59,850
Felcor Lodging LP
   8.50%, 6/01/11 (a)(b) .....................           90           57,300           28,800           (57,300)           28,800
   9.50%, 9/15/08 (a)(b) .....................          100               -0-         101,000                -0-          101,000
Host Marriott LP
   8.375%, 2/15/06 ...........................          200          195,500               -0-         (195,500)               -0-
   9.25%, 10/01/07 (a) .......................          410               -0-         414,100                -0-          414,100
                                                               -------------    -------------     -------------     -------------
                                                                     282,734          603,750          (282,734)          603,750
                                                               -------------    -------------     -------------     -------------
INDUSTRIAL - 3.6%
Amtrol, Inc.
   10.625%, 12/31/06 (a) .....................          145               -0-         119,625                -0-          119,625
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11 (a)(b) ....................          105               -0-         106,575                -0-          106,575
Flowserve Corp.
   12.25%, 8/15/10 (a) .......................          250               -0-         268,750                -0-          268,750
Hexcel Corp.
   9.75%, 1/15/09 (a) ........................          105           28,875           72,000           (28,875)           72,000
   9.75%, 1/15/09 (a)(b) .....................           75           24,063           48,000           (24,063)           48,000
LIN Holdings Co.
   10.00%, 3/01/08 (a) .......................          110           27,475           58,875           (27,475)           58,875
Resolution Performance
   13.50%, 11/15/10 (a) ......................          100               -0-         109,000                -0-          109,000
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09 (a) ......................          500               -0-          77,500                -0-           77,500
Service Corp. International
   6.00%, 12/15/05 (a) .......................          190           69,962           87,675           (69,962)           87,675
   6.30%, 3/15/20 (a) ........................           15            4,713            9,375            (4,713)            9,375
   6.50%, 3/15/08 (a) ........................           30               -0-          24,300                -0-           24,300
                                                               -------------    -------------     -------------     -------------
                                                                     155,088          981,675          (155,088)          981,675
                                                               -------------    -------------     -------------     -------------
MEDIA - 0.0%
Paxson Communications Corp.
   10.75%, 7/15/08 ...........................           30           30,000               -0-          (30,000)               -0-
                                                               -------------    -------------     -------------     -------------

MINING & METALS - 0.2%
Republic Technologies International
   13.75%, 7/15/09 (a) .......................          500               -0-          60,000                -0-           60,000
   warrants, expiring 7/15/09 (b)(e) .........          500               -0-               5                -0-                5
                                                               -------------    -------------     -------------     -------------
                                                                          -0-          60,005                -0-           60,005
                                                               -------------    -------------     -------------     -------------
PAPER/PACKAGING - 5.3%
Doman Industries, Ltd.
   12.00%, 7/01/04 (a) .......................          575          180,250          412,000          (180,250)          412,000
Owens-Illinois, Inc.
   7.80%, 5/15/18 (a) ........................          120           24,400           53,125           (24,400)           53,125
   7.85%, 5/15/04 (a) ........................           90           24,400           44,275           (24,400)           44,275

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined
                                                  Shares or       Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
Pliant Corp.
   warrants, expiring 6/01/10 (b)(e) .........          125    $          -0-   $          12     $          -0-    $          12
Riverwood International Corp.
   10.625%, 8/01/07 (a) ......................         $450          102,000          360,500          (102,000)          360,500
Stone Container Corp.
   9.25%, 2/01/08 (a)(b) .....................          275           76,312          204,250           (76,312)          204,250
   9.75%, 2/01/11 (a)(b) .....................          325           76,313          256,250           (76,313)          256,250
Tembec Industries, Inc.
   8.625%, 6/30/09 (a) .......................          350          255,000          102,500          (255,000)          102,500
                                                               -------------    -------------     -------------     -------------
                                                                     738,675        1,432,912          (738,675)        1,432,912
                                                               -------------    -------------     -------------     -------------
PETROLEUM PRODUCTS - 0.6%
Frontier Oil Corp.
   11.75%, 11/15/09 (a) ......................          150               -0-         161,250                -0-          161,250
                                                               -------------    -------------     -------------     -------------

PUBLIC UTILITIES - ELECTRIC & GAS - 3.8%
AES Corp.
   8.875%, 2/15/11 (a) .......................          315          155,887          156,000          (155,887)          156,000
   9.375%, 9/15/10 (a)(b) ....................          200               -0-         203,000                -0-          203,000
Calpine Canada Energy Finance
   8.50%, 5/01/08 (a) ........................          470          146,244          312,383          (146,244)          312,383
Calpine Corp.
   8.625%, 8/15/10 (a) .......................          100           24,309           72,692           (24,309)           72,692
CMS Energy Corp.
   8.50%, 4/15/11 (a) ........................           90           29,138           58,370           (29,138)           58,370
Northeast Utilities
   8.38%, 3/01/05 (a) ........................           10               -0-           9,841                -0-            9,841
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 (a) ......................          200               -0-         215,509                -0-          215,509
                                                               -------------    -------------     -------------     -------------
                                                                     355,578        1,027,795          (355,578)        1,027,795
                                                               -------------    -------------     -------------     -------------
PUBLISHING - 0.2%
Quebecor Media, Inc.
   11.125%, 7/15/11 (a)(b) ...................           90           29,442           60,075           (29,442)           60,075
                                                               -------------    -------------     -------------     -------------

RETAIL - 1.3%
Jostens, Inc.
   12.75%, 5/01/10 (a) .......................          280           80,400          204,000           (80,400)          204,000
   warrants, expiring 5/01/10 (b)(e) .........          240              800            3,025              (800)            3,025
Rite Aid Corp.
   11.25%, 7/01/08 (a)(b) ....................          140           40,350          101,375           (40,350)          101,375
Saks, Inc.
   8.25%, 11/15/08 (a) .......................          120           50,050           59,475           (50,050)           59,475
                                                               -------------    -------------     -------------     -------------
                                                                     171,600          367,875          (171,600)          367,875
                                                               -------------    -------------     -------------     -------------
SERVICES - 3.9%
Allied Waste North America, Inc.
   8.875%, 4/01/08 (a)(b) ....................          285           87,231          206,250           (87,231)          206,250
   10.00%, 8/01/09 (a) .......................          700          205,500          516,250          (205,500)          516,250
Avis Rent a Car, Inc.
   11.00%, 5/01/09 (a) .......................          250               -0-         280,313                -0-          280,313
Stewart Enterprises, Inc.
   10.75%, 7/01/08 (a)(b) ....................           75           25,750           51,750           (25,750)           51,750
                                                               -------------    -------------     -------------     -------------
                                                                     318,481        1,054,563          (318,481)        1,054,563
                                                               -------------    -------------     -------------     -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
(continued)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                  Combined
                                                  Shares or       Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 1.5%
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 (a) ......................       $  275    $     120,000    $     144,750     $    (120,000)    $     144,750
   10.50%, 2/01/09 (a) .......................          100               -0-          98,000                -0-           98,000
Filtronic Plc
   10.00%, 12/01/05 (a) ......................          275           52,688          141,500           (52,688)          141,500
                                                               -------------    -------------     -------------     -------------
                                                                     172,688          384,250          (172,688)          384,250
                                                               -------------    -------------     -------------     -------------
Total Corporate Debt Obligations
   (cost $20,644,185) ........................                     8,757,925       19,090,207        (8,757,925)       19,090,207
                                                               -------------    -------------     -------------     -------------

SOVEREIGN DEBT OBLIGATION - 0.8%
United Mexican States
   11.375%, 9/15/16
   (cost $223,074) (a) .......................          275          102,000          228,475          (102,000)          228,475
                                                               -------------    -------------     -------------     -------------

PREFERRED STOCKS - 5.9%
CABLE - 2.1%
CSC Holdings, Inc. (f) .......................        5,427               -0-         580,689                -0-          580,689
                                                               -------------    -------------     -------------     -------------

COMMUNICATIONS - 1.1%
Global Crossing Holdings, Ltd.
   10.50%, 6/01/02 (f) .......................        7,000          115,000          288,750          (115,000)          288,750
                                                               -------------    -------------     -------------     -------------

COMMUNICATIONS - FIXED - 0.9%
Intermedia Communication
   13.50%, 3/31/09 (f) .......................          356           11,400          242,299           (11,400)          242,299
XO Communications, Inc.
   14.00%, 2/01/09 (f) .......................          105              158              333              (158)              333
                                                               -------------    -------------     -------------     -------------
                                                                      11,558          242,632           (11,558)          242,632
                                                               -------------    -------------     -------------     -------------
COMMUNICATIONS - MOBILE - 1.3%
Nextel Communications, Inc.
   11.125%, 2/15/03 (f) ......................          637               -0-         350,350                -0-          350,350
                                                               -------------    -------------     -------------     -------------

FINANCIAL - 0.5%
Sovereign Real Estate Investor Trust
   12.00%, 8/29/49 (a)(b)(f) .................          215           84,575          130,000           (84,575)          130,000
                                                               -------------    -------------     -------------     -------------

Total Preferred Stocks
   (cost $1,928,926) .........................                       211,133        1,592,421          (211,133)        1,592,421
                                                               -------------    -------------     -------------     -------------

SHORT-TERM INVESTMENTS - 18.8%
TIME DEPOSIT - 18.8%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost $5,128,000) ...............        5,128               -0-       5,128,000                -0-        5,128,000
                                                               -------------    -------------     -------------     -------------

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                                  Brinson         Alliance
                                                  Principal     High Income      High Yield                          Pro-Forma
                                                   Amount        Portfolio        Portfolio        Adjustments      Combined (g)
                                                    (000)         (Value)          (Value)           (Value)          (Value)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.0%
State Street Bank and Trust Co.
   3.93%, dated 6/29/01, due 7/02/01
   (cost $347,000; collateralized by
   $360,000 U.S. Treasury Bills,
   0.00%, 12/27/01, value $353,700;
   proceeds $347,114) (cost $347,000) ........         $347    $     347,000    $          -0-    $    (347,000)    $          -0-
                                                               -------------    -------------     -------------     -------------

TOTAL INVESTMENTS - 95.6%
   (cost $27,924,185) ........................                     9,418,058       26,039,103        (9,418,058)       26,039,103
Other assets less liabilities - 4.4% .........                       210,594          511,957           473,808         1,196,359
                                                               -------------    -------------     -------------     -------------

NET ASSETS - 100% ............................                 $   9,628,652    $  26,551,060     $  (8,944,250)    $  27,235,462
                                                               =============    =============     =============     =============

----------

(a) Securities, or portions thereof, with an aggregate market value of $19,445,640 have been segregated to collateralize forward exchange currency contracts.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 2001, the aggregate market value of these securities amounted to $4,139,738 or 15.2% of net assets.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)   Security is in default and is non-income producing.

(e)   Non-income producing security.

(f)   PIK (Paid-in-kind) preferred quarterly stock payments.

(g) The pro-forma combined information is prepared based on merged net assets net of the withdrawal of seed capital of $8,944,250 by Brinson before consummation of the acquisition.

      See note to financial statements.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 2001 (unaudited)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                             Brinson         Alliance
                                           High Income      High-Yield                         Pro-Forma
                                            Portfolio        Portfolio       Adjustments      Combined (a)
                                          =============    =============    =============    =============
ASSETS
   Investments in securities, at value
      (cost $27,924,185) .............    $   9,418,058    $  26,039,103    $  (9,418,058)   $  26,039,103
   Cash ..............................              938              581               -0-           1,519
   Receivable for investment
      securities sold ................          344,666          106,126          473,808          924,600
   Interest receivable ...............          247,398          573,779               -0-         821,177
   Other assets ......................               43               -0-              -0-              43
                                          -------------    -------------    -------------    -------------
   Total assets ......................       10,011,103       26,719,589       (8,944,250)      27,786,442
                                          -------------    -------------    -------------    -------------
LIABILITIES
   Payable for investment securities
      purchased ......................          345,827          115,016               -0-         460,843
   Payable to affiliate ..............            4,069               -0-              -0-           4,069
   Advisory fee payable ..............               -0-          14,460               -0-          14,460
   Unrealized depreciation of
      forward exchange currency
      contracts ......................               -0-             414               -0-             414
   Accrued expenses and other
      liabilities ....................           32,555           38,639               -0-          71,194
                                          -------------    -------------    -------------    -------------
   Total liabilities .................          382,451          168,529               -0-         550,980
                                          -------------    -------------    -------------    -------------
NET ASSETS ...........................    $   9,628,652    $  26,551,060    $  (8,944,250)   $  27,235,462
                                          =============    =============    =============    =============

                                          Class H Shares   Class A Shares                    Class A Shares
   Net assets ........................    $   9,628,652    $  26,551,060    $  (8,944,250)   $  27,235,462
                                          =============    =============    =============    =============
   Shares of capital stock
      outstanding (b) ................        1,141,511        3,579,858       (1,049,274)       3,672,095
                                          =============    =============    =============    =============
   Net asset value per share .........    $        8.44    $        7.42                     $        7.42
                                          =============    =============                     =============

----------

(a) The pro-forma combined information is prepared based on merged net assets net of the withdrawal of seed capital of $8,944,250 by Brinson before consummation of the acquisition.

(b) The Class H Shares of the High Income Portfolio has characteristics substantially similar to Class A shares of the High-Yield Portfolio. Class H and Class A shares are redeemed at the net asset value and do not pay 12b-1 fees.

      See notes to financial statements.

STATEMENT OF OPERATIONS
Twelve Months Ended
June 30, 2001 (unaudited)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                          Brinson          Alliance
                                        High Income       High-Yield                           Pro-Forma
                                         Portfolio         Portfolio        Adjustments       Combined (a)
                                       =============     =============     =============     =============
INVESTMENT INCOME
   Interest .......................    $   1,121,796     $   2,331,914     $  (1,043,270)    $   2,410,440
   Dividends (net of foreign
      withholding taxes of $196) ..           14,804            74,491           (13,768)           75,527
                                       -------------     -------------     -------------     -------------
   Total investment income ........        1,136,600         2,406,405        (1,057,038)        2,485,967
                                       -------------     -------------     -------------     -------------
EXPENSES
   Advisory fee ...................           52,948           181,607           (47,577)          186,978 (a)
   Audit and legal ................           41,908            30,537           (41,337)           31,108 (b)
   Printing .......................           28,589            23,292           (28,105)           23,776 (b)
   Custodian ......................            7,231            67,467            (6,845)           67,853 (c)
   Directors' fees ................            7,500             1,268            (7,500)            1,268 (b)
   Transfer agency ................            1,500               932            (1,500)              932 (b)
   Administrative .................               -0-           67,281                -0-           67,281 (b)
   Miscellaneous ..................            7,947               520            (7,585)              882 (b)
                                       -------------     -------------     -------------     -------------
   Total expenses .................          147,623           372,904          (140,449)          380,078
   Expenses waived and reimbursed .               -0-         (142,867)               -0-         (142,867)
                                       -------------     -------------     -------------     -------------
   Net expenses ...................          147,623           230,037          (140,449)          237,211
                                       -------------     -------------     -------------     -------------
   Net investment income ..........          988,977         2,176,368          (916,589)        2,248,756
                                       -------------     -------------     -------------     -------------
REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment
      transactions ................       (1,554,834)       (2,058,768)        1,445,996        (2,167,606)
   Net realized gain (loss) on
      foreign currency transactions           (1,763)            2,868             1,640             2,745
   Net change in unrealized
      appreciation/depreciation of:
      Investments .................          593,075         1,164,869          (551,560)        1,206,384
      Foreign currency denominated
        assets and liabilities ....               -0-             (415)               -0-             (415)
                                       -------------     -------------     -------------     -------------
   Net loss on investments and
      foreign currency
      transactions ................         (963,522)         (891,446)          896,076          (958,892)
                                       -------------     -------------     -------------     -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ................    $      25,455     $   1,284,922     $     (20,513)    $   1,289,864
                                       =============     =============     =============     =============

----------

* The pro-forma combined information is prepared based on merged net assets net of the withdrawal by Brinson of seed capital of $8,944,250 at the beginning of the period on July 1, 2000.

(a) Advisory fee based on an annual rate of .75% of the total combined average net assets for the twelve months ended June 30, 2001.

(b)   Expenses are based on one fund.

(c)   Custodian fees are based on monthly fixed fees and on average net assets.

      See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
June 30, 2001 (unaudited)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - High Income Portfolio by Alliance Variable Products Series Fund - High Yield Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - High Income Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Portfolio of Investments, Statements of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective June 30, 2001 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated invest-

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
(continued)

                                     Brinson Series Trust--High Income Portfolio
                    Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

ment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

For the twelve months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the twelve months ended June 30, 2001, such waivers/reimbursements would amount to $142,867.

A Guide to the Portfolios' Financial Statements from each Acquiring Portfolio's Semi-Annual Report, dated June 30, 2001, and from each Acquired Portfolio's Semi-Annual Report, dated June 30, 2001.

The following pages constitute the financial statements of each Acquiring Portfolio and each Acquired Portfolio.

o The Portfolio of Investments lists all of a Portfolio's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

o The statement of assets and liabilities shows how a Portfolio's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares.

o The statement of operations shows a Portfolio's net investment gain or loss for the reporting period. This is determined by adding up all the Portfolio's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the Portfolio realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period. Statement of changes in net assets shows how the Portfolio's net assets were affected by distributions to shareholders and by changes in the number of the Portfolio's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

o The statement of changes and assets shows the increases and decreases in a Portfolio's assets.

o The financial highlights provide an overview of the Portfolio's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods and the current reporting period. A separate table is provided for each share class.



                                    ALLIANCE
                         ------------------------------
                                VARIABLE PRODUCTS
                         ------------------------------
                                   SERIES FUND
                         ------------------------------
                             TOTAL RETURN PORTFOLIO
                         ------------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

TOTAL RETURN PORTFOLIO
TEN LARGEST HOLDINGS

June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
                                        U.S. $ VALUE       PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Notes                     $ 19,272,737               13.0%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.          11,254,929                7.6
--------------------------------------------------------------------------------
U.S. Treasury Bonds                        4,904,801                3.3
--------------------------------------------------------------------------------
AT&T Corp.                                 4,664,527                3.1
--------------------------------------------------------------------------------
Citigroup, Inc.                            3,963,000                2.6
--------------------------------------------------------------------------------
Tyco International, Ltd.                   3,815,000                2.6
--------------------------------------------------------------------------------
Household International, Inc.              3,568,450                2.4
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                   3,552,500                2.4
--------------------------------------------------------------------------------
Kroger Co.                                 3,375,000                2.3
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                    3,345,000                2.2
--------------------------------------------------------------------------------
                                        $ 61,715,944               41.5%
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS - 61.7%
FINANCE - 15.4%
BANKING - MONEY CENTERS - 2.3%
J.P. Morgan Chase & Co. ......................         75,000        $ 3,345,000
                                                                     -----------
BANKS - REGIONAL - 5.4%
Bank of America Corp. ........................         45,000          2,701,350
Bank One Corp. ...............................         80,000          2,864,000
KeyCorp. .....................................         65,000          1,693,250
National City Corp. ..........................         25,000            769,500
                                                                     -----------
                                                                       8,028,100
                                                                     -----------
INSURANCE - 1.6%
ACE, Ltd. ....................................         20,000            781,800
PMI Group, Inc. ..............................         11,000            788,260
XL Capital, Ltd. Cl.A ........................         10,000            821,000
                                                                     -----------
                                                                       2,391,060
                                                                     -----------
SAVINGS AND LOAN - 0.5%
Washington Mutual, Inc. ......................         18,500            694,675
                                                                     -----------
MISCELLANEOUS - 5.6%
Citigroup, Inc. ..............................         75,000          3,963,000
Household International, Inc. ................         53,500          3,568,450
MBNA Corp. ...................................         25,000            823,750
                                                                     -----------
                                                                       8,355,200
                                                                     -----------
                                                                      22,814,035
                                                                     -----------
CONSUMER STAPLES - 8.6%
BEVERAGES - 2.1%
Anheuser Busch Cos., Inc. ....................         55,000          2,266,000
The Pepsi Bottling Group,
   Inc. ......................................         20,000            802,000
                                                                     -----------
                                                                       3,068,000
                                                                     -----------
COSMETICS - 1.5%
Avon Products, Inc. ..........................         50,000          2,314,000
                                                                     -----------
HOUSEHOLD PRODUCTS - 0.3%
Colgate-Palmolive Co. ........................          8,500            501,415
                                                                     -----------
RETAIL - FOOD & DRUG - 2.3%
Kroger Co. (a) ...............................        135,000          3,375,000
                                                                     -----------
TOBACCO - 2.4%
Philip Morris Cos., Inc. .....................         70,000          3,552,500
                                                                     -----------
                                                                      12,810,915
                                                                     -----------
ENERGY - 7.6%
DOMESTIC INTEGRATED - 1.0%
Kerr-McGee Corp. .............................         21,500          1,424,805
                                                                     -----------
INTERNATIONAL - 2.8%
BP Plc (ADR)
   (United Kingdom) ..........................         50,000          2,492,500
Chevron Corp. ................................          8,500            769,250
Exxon Mobil Corp. ............................         10,000            873,500
                                                                     -----------
                                                                       4,135,250
                                                                     -----------
OIL SERVICE - 1.9%
Baker Hughes, Inc. ...........................         30,000          1,005,000
Noble Drilling Corp. (a) .....................         27,500            900,625
Transocean Sedco Forex, Inc. .................         22,500            928,125
                                                                     -----------
                                                                       2,833,750
                                                                     -----------
MISCELLANEOUS - 1.9%
Dynegy, Inc. .................................         62,500          2,906,250
                                                                     -----------
                                                                      11,300,055
                                                                     -----------
HEALTH CARE - 5.8%
DRUGS - 1.9%
Pharmacia Corp. ..............................         62,500          2,871,875
                                                                     -----------
MEDICAL PRODUCTS - 1.8%
Abbott Laboratories ..........................         16,000            768,160
Guidant Corp. (a) ............................          7,500            270,000
Johnson & Johnson ............................         32,500          1,625,000
                                                                     -----------
                                                                       2,663,160
                                                                     -----------
MEDICAL SERVICES - 2.1%
IMS Health, Inc. .............................         26,000            741,000
Tenet Healthcare Corp. .......................         45,000          2,321,550
                                                                     -----------
                                                                       3,062,550
                                                                     -----------
                                                                       8,597,585
                                                                     -----------
CONSUMER SERVICES - 5.7%
AIRLINES - 1.8%
AMR Corp. ....................................         40,000          1,445,200
Continental Airlines, Inc.
   Cl.B (a) ..................................         25,000          1,231,250
                                                                     -----------
                                                                       2,676,450
                                                                     -----------
BROADCASTING & CABLE - 2.8%
AT&T Corp. - Liberty Media
   Group Cl.A (a) ............................         50,000            874,500
Comcast Corp. Cl.A (a) .......................         75,000          3,255,000
                                                                     -----------
                                                                       4,129,500
                                                                     -----------
ENTERTAINMENT &
   LEISURE - 0.7%
Royal Caribbean Cruises,
   Ltd. ......................................         15,000            331,650
Walt Disney Co. ..............................         25,000            722,250
                                                                     -----------
                                                                       1,053,900
                                                                     -----------
RETAIL - GENERAL
   MERCHANDISE - 0.4%
Limited, Inc. ................................         40,000            660,800
                                                                     -----------
                                                                       8,520,650
                                                                     -----------
UTILITIES - 5.6%
ELECTRIC & GAS
   UTILITIES - 1.7%
AES Corp. (a) ................................         17,500            753,375
Duke Energy Corp. ............................         13,500            526,635
FirstEnergy Corp. ............................         20,000            643,200
FPL Group, Inc. ..............................         10,000            602,100
                                                                     -----------
                                                                       2,525,310
                                                                     -----------
TELEPHONE UTILITIES - 3.9%
AT&T Corp. ...................................        127,500          2,805,000
BellSouth Corp. ..............................         17,500            704,725
SBC Communications, Inc. .....................         40,000          1,602,400
Sprint Corp. .................................         17,500            373,800

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

WorldCom, Inc. ...............................         17,500        $   248,500
WorldCom, Inc. - MCI Group ...................            700             11,270
                                                                     -----------
                                                                       5,745,695
                                                                     -----------
                                                                       8,271,005
                                                                     -----------
TECHNOLOGY - 5.1%
COMPUTER SERVICES - 1.1%
Electronic Data Systems
   Corp. .....................................         12,500            781,250
First Data Corp. .............................         12,500            803,125
                                                                     -----------
                                                                       1,584,375
                                                                     -----------
CONTRACT
   MANUFACTURING - 1.8%
Flextronics International, Ltd.
   (Singapore) (a) ...........................         50,000          1,305,500
Sanmina Corp. (a) ............................         40,000            936,400
Solectron Corp. (a) ..........................         20,000            366,000
                                                                     -----------
                                                                       2,607,900
                                                                     -----------
SEMI-CONDUCTOR
   COMPONENTS - 1.8%
Fairchild Semiconductor
   Corp. (a) .................................         25,000            575,000
Micron Technology, Inc. (a) ..................         52,500          2,157,750
                                                                     -----------
                                                                       2,732,750
                                                                     -----------
SOFTWARE - 0.4%
 Amdocs, Ltd. (Guerensey) (a) .................        12,500            673,125
                                                                     -----------
                                                                       7,598,150
                                                                     -----------
MULTI-INDUSTRY
   COMPANIES - 3.4%
Honeywell International, Inc. ................         36,000          1,259,640
Tyco International, Ltd. .....................         70,000          3,815,000
                                                                     -----------
                                                                       5,074,640
                                                                     -----------
CAPITAL GOODS - 2.2%
MISCELLANEOUS - 2.2%
General Electric Co. .........................         15,000            731,250
United Technologies Corp. ....................         35,000          2,564,100
                                                                     -----------
                                                                       3,295,350
                                                                     -----------
BASIC INDUSTRIES - 1.8%
CHEMICALS - 1.5%
E.I. du Pont de Nemours &
   Co. .......................................         17,500            844,200
Eastman Chemical Co. .........................          7,000            333,410
Lyondell Chemical Co. ........................         50,000            769,000
Solutia, Inc. ................................         25,000            318,750
                                                                     -----------
                                                                       2,265,360
                                                                     -----------
MINING & METALS - 0.3%
Alcoa, Inc. ..................................         11,500            453,100
                                                                     -----------
                                                                       2,718,460
                                                                     -----------
AUTOS & TRANSPORTATION - 0.5%
RAILROAD - 0.5%
Union Pacific Corp. ..........................         14,000            768,740
                                                                     -----------
Total Common Stocks
   (cost $82,294,377) ........................                        91,769,585
                                                                     -----------

                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS - 23.8%
Federal National Mortgage Assoc
   5.50%, 3/15/11 ............................        $ 2,500        $ 2,385,257
   6.00%, 12/15/05 ...........................          1,000          1,019,840
   6.625%, 10/15/07 ..........................          2,250          2,350,193
   6.75%, 8/15/02 ............................          5,350          5,499,639
U.S. Treasury Bonds
   6.25%, 8/15/23 ............................          1,400          1,456,868
   6.875%, 8/15/25 ...........................          1,615          1,810,561
   8.125%, 8/15/19 ...........................          1,315          1,637,372
U.S. Treasury Notes
   5.00%, 2/15/11 ............................          7,000          6,791,050
   5.625%, 5/15/08 ...........................            800            831,496
   5.75%, 8/15/10 ............................            725            741,784
   6.125%, 8/31/02 ...........................          1,500          1,535,625
   6.25%, 2/15/07 ............................          4,600          4,854,058
   6.50%, 10/15/06 (b) .......................            250            266,230
   6.875%, 5/15/06 ...........................          1,750          1,887,270
   7.25%, 5/15/04 ............................          1,600          1,712,256
   7.50%, 2/15/05 ............................            600            652,968
                                                                     -----------
Total U.S. Government & Agency
   Obligations
   (cost $35,259,875) ........................                        35,432,467
                                                                     -----------
CORPORATE DEBT
   OBLIGATIONS - 11.1%
AEROSPACE & DEFENSE - 0.2%
Northrop Grumman Corp.
7.125%, 2/15/11 (c) ..........................            175            173,145
Raytheon Co.
8.20%, 3/01/06 ...............................            100            103,820
                                                                     -----------
                                                                         276,965
                                                                     -----------
AUTOMOTIVE - 0.0%
Federal Mogul Corp.
   7.875%, 7/01/10 ............................           100             15,000
                                                                     -----------
BANKING - 2.0%
Bank One Corp.
   7.875%, 8/01/10 ...........................            150            160,794
BBVA Bancomer Capital Trust
   10.50%, 2/16/11 (c) .......................            150            165,750
Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10 (c) ......................             80             83,144
Citicorp
   6.375%, 11/15/08 ..........................            500            494,905
First Massachusetts Bank
   7.625%, 6/15/11 ...........................            200            197,907
First Union Capital II
   7.95%, 11/15/29 ...........................            150            153,837
First Union National Bank
   7.80%, 8/18/10 ............................            350            375,446
Hanvit Bank
   12.75%, 3/01/10 (c) .......................            200            215,000
HSBC Capital Funding LP
   9.547%, 12/31/49 (c)(d)  ..................            200            226,429
   10.176%, 6/30/30 (c) ......................            200            247,853
Sanwa Bank, Ltd.
   7.40%, 6/15/11 ............................            400            386,425

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

Unicredito Italiano Capital Trust
   9.20%, 10/05/10 (c) .......................        $   150        $   163,119
Zions Financial Corp.
   6.95%, 5/15/06 (c) ........................            150            150,196
                                                                     -----------
                                                                       3,020,805
                                                                     -----------
BROADCASTING/MEDIA - 0.5%
AT&T Corp. - Liberty Media Corp.
   8.25%, 2/01/30 ............................            250            215,492
Clear Channel Communications,
   Inc
   7.875%, 6/15/05 ...........................            150            157,680
Liberty Media Corp.
   7.875%, 7/15/09 ...........................            125            120,050
PRIMEDIA, Inc.
   8.875%, 5/15/11 (c) .......................            200            186,000
                                                                     -----------
                                                                         679,222
                                                                     -----------
BUILDING/REAL ESTATE - 0.1%
 Meritage Corp.
   9.75%, 6/01/11 (c) ........................            100            100,000
                                                                     -----------
CABLE - 0.3%
Charter Communications
   Holdings, Inc.
   10.00%, 5/15/11 (c) .......................            200            204,000
Cox Communications, Inc.
   7.75%, 11/01/10 ...........................            150            156,903
Shaw Communications, Inc.
   8.25%, 4/11/10 ............................            150            157,902
                                                                     -----------
                                                                         518,805
                                                                     -----------
CHEMICALS - 0.1%
Lyondell Chemical Co.
   9.875%, 5/01/07 ...........................            150            149,250
                                                                     -----------
COMMUNICATIONS - 1.4%
AT&T Canada, Inc.
   7.65%, 9/15/06 ............................            200            197,873
British Telecommunications Plc
   1.00%, 12/15/10 ...........................            650            691,614
Global TeleSystems, Inc.
   11.00%, 12/01/09 (a)(b)  ..................            100             13,136
Paramount Communications, Inc.
   7.50%, 7/15/23 ............................            300            286,851
Qwest Capital Funding, Inc.
   7.90%, 8/15/10 ............................            150            155,216
Sprint Capital Corp.
   6.875%, 11/15/28 ..........................            300            255,439
   7.625%, 1/30/11 ...........................            300            298,165
Tritel PCS, Inc.
   10.375%, 1/15/11 ..........................            150            138,000
                                                                     -----------
                                                                       2,036,294
                                                                     -----------
COMMUNICATIONS - MOBILE - 0.5%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11 (c) .......................            450            451,612
Nextel Communications, Inc.
   9.375%, 11/15/09 ..........................            250            198,750
TELUS Corp.
   7.50%, 6/01/07 ............................            150            153,292
                                                                     -----------
                                                                         803,654
                                                                     -----------
ENERGY - 0.4%
 Apache Finance PTY, Ltd.
   6.50%, 12/15/07 ...........................            250            250,930
Conoco, Inc.
   5.90%, 4/15/04 ............................            150            151,937
Union Pacific Resources
   Group, Inc.
   7.30%, 4/15/09 ............................            150            154,348
                                                                     -----------
                                                                         557,215
                                                                     -----------
FINANCIAL - 1.5%
Capital One Bank
   6.875%, 2/01/06 ...........................            500            488,575
Ford Motor Credit Co.
   6.875%, 2/01/06 ...........................             50             50,704
   7.60%, 8/01/05 ............................            100            104,403
   7.875%, 6/15/10 ...........................            100            104,442
Goldman Sachs Group, Inc.
   6.65%, 5/15/09 ............................            200            199,016
Household Finance Corp.
   6.50%, 1/24/06 ............................             75             76,086
   7.875%, 3/01/07 ...........................            150            160,363
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10 ...........................            150            158,302
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09 ............................            500            483,148
PXRE Capital Trust I
   8.85%, 2/01/27 ............................            250            171,945
Washington Mutual Finance Corp.
   8.25%, 6/15/05 ............................            250            268,183
                                                                     -----------
                                                                       2,265,167
                                                                     -----------
FOOD/BEVERAGE - 0.3%
Fosters Finance Corp.
   6.875%, 6/15/11 (c) .......................            200            198,542
Kellogg Co.
   6.60%, 4/01/11 (c) ........................            250            244,732
                                                                     -----------
                                                                         443,274
                                                                     -----------
GAMING - 0.1%
Choctaw Resort Development
   9.25%, 4/01/09 (c) ........................            200            205,000
                                                                     -----------
HEALTH CARE - 0.2%
HCA-The Healthcare Co.
   7.875%, 2/01/11 ...........................            150            151,539
Tenet Healthcare Corp.
   8.00%, 1/15/05 ............................            150            154,688
                                                                     -----------
                                                                         306,227
                                                                     -----------
INDUSTRIAL - 0.5%
Continental Cablevision, Inc.
   9.00%, 9/01/08 ............................            300            334,293
Deere & Co.
   7.85%, 5/15/10 ............................            150            160,866
Yosemite Security Trust I
   8.25%, 11/15/04 (c) .......................            200            206,352
                                                                     -----------
                                                                         701,511
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

INSURANCE - 0.1%
Markel Capital Trust I
   8.71%, 1/01/46 ............................        $   200      $    157,213
                                                                   ------------
NON-AIR
   TRANSPORTATION - 0.7%
CSX Corp.
   6.75%, 3/15/11 ............................            250           245,708
Union Pacific Corp.
   6.625%, 2/01/29 ...........................            800           720,462
                                                                   ------------
                                                                        966,170
                                                                   ------------
PAPER/PACKAGING - 0.4%
Abitibi-Consolidated, Inc.
   8.55%, 8/01/10 ............................            500           525,039
                                                                   ------------
PUBLIC UTILITIES -
   ELECTRIC & GAS - 1.2%
Calpine Corp.
   8.50%, 2/15/11 ............................            100            96,500
Dominion Resources Capital Trust III
   8.40%, 1/15/31 ............................            150           154,416
Dominion Resources, Inc.
   8.125%, 6/15/10 ...........................            150           161,807
DPL, Inc.
   8.25%, 3/01/07 ............................            500           529,726
Nevada Power Co.
   8.25%, 6/01/11 (c) ........................            200           204,625
Progress Energy, Inc.
   7.10%, 3/01/11 ............................            325           329,721
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 ..........................            150           161,631
Yorkshire Power
   8.25%, 2/15/05 (c) ........................            150           161,146
                                                                   ------------
                                                                      1,799,572
                                                                   ------------
RETAIL - 0.2%
J.C. Penney Co., Inc.
   7.60%, 4/01/07 ............................            100            93,627
K Mart Funding Corp.
   9.44%, 7/01/18 ............................            150           129,268
Kohl's Corp.
   7.25%, 6/01/29 ............................            150           148,379
                                                                   ------------
                                                                        371,274
                                                                   ------------
SOVEREIGN - 0.1%
Quebec Province of Canada
   7.50%, 9/15/29 ............................            150           159,193
                                                                   ------------
SUPERMARKET / DRUG - 0.2%
Delhaize America, Inc.
   9.00%, 4/15/31 (c) ........................            250           272,681
                                                                   ------------
TECHNOLOGY - 0.1%
Marconi Corp.
   7.75%, 9/15/10 ............................            100            90,137
Motorola, Inc.
   7.625%, 11/15/10 ..........................             25            23,743
                                                                   ------------
                                                                        113,880
                                                                   ------------
Total Corporate Debt Obligations
   (cost $16,327,636) ........................                       16,443,411
                                                                   ------------
PREFERRED STOCK - 0.1%
BOND AND NOTE - 0.1%
Sovereign Real Estate Investor
   Trust (c)
   (cost $77,880) ............................         90,000            90,000
                                                                   ------------
YANKEE BOND - 0.1%
Deutsche Bank Capital,
   7.872%, 12/29/49 (c)
   (cost $100,000) ...........................            100           102,691
                                                                   ------------
SHORT-TERM
   INVESTMENT - 3.7%
TIME DEPOSIT - 3.7%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost
   $5,565,000) ...............................          5,565         5,565,000
                                                                   ------------
TOTAL
   INVESTMENTS - 100.5%
   (cost $139,624,768) .......................                      149,403,154
Other assets less
   liabilities - (0.5%) ......................                         (773,891)
                                                                   ------------

NET ASSETS - 100% ............................                     $148,629,263
                                                                   ============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $279,366 have been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 2001, the aggregate market value of these securities amounted to $4,052,017 or 2.73% of net assets.

(d)   Variable rate coupon, rate shown as of June 30, 2001.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $139,624,768) .......   $149,403,154
   Cash ..........................................................            431
   Collateral held for securities loaned .........................     10,073,750
   Dividends and interest receivable .............................      1,113,157
   Receivable for investment securities sold .....................        227,303
   Unrealized appreciation of forward exchange currency contracts             708
                                                                     ------------
   Total assets ..................................................    160,818,503
                                                                     ------------
LIABILITIES
   Payable for investment securities purchased ...................      1,979,554
   Payable for collateral received on securities loaned ..........     10,073,750
   Advisory fee payable ..........................................         75,887
   Accrued expenses ..............................................         60,049
                                                                     ------------
   Total liabilities .............................................     12,189,240
                                                                     ------------
NET ASSETS .......................................................   $148,629,263
                                                                     ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .........................................   $      8,259
   Additional paid-in capital ....................................    136,908,731
   Undistributed net investment income ...........................      1,435,829
   Accumulated net realized gain on investments ..................        497,350
   Net unrealized appreciation of investments and foreign currency
     denominated assets and liabilities ..........................      9,779,094
                                                                     ------------
                                                                     $148,629,263
                                                                     ============
Class A Shares
   Net assets ....................................................   $148,629,263
                                                                     ============
   Shares of capital stock outstanding ...........................      8,259,282
                                                                     ============
   Net asset value per share .....................................   $      18.00
                                                                     ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ....................................................    $ 1,442,637
   Dividends (net of foreign taxes withheld of $10,622) ........        513,157
                                                                    -----------
   Total investment income .....................................      1,955,794
                                                                    -----------
EXPENSES
   Advisory fee ................................................        390,023
   Custodian ...................................................         44,008
   Administrative ..............................................         31,325
   Audit and legal .............................................         16,903
   Printing ....................................................         15,904
   Directors' fees .............................................            490
   Transfer agency .............................................            437
   Miscellaneous ...............................................          2,292
                                                                    -----------
   Total expenses ..............................................        501,382
                                                                    -----------
   Net investment income .......................................      1,454,412
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ................      1,175,433
   Net realized loss on foreign currency transactions ..........         (1,007)
   Net change in unrealized appreciation/depreciation of:
     Investments ...............................................      2,713,798
     Foreign currency denominated assets and liabilities .......          5,409
                                                                    -----------
   Net gain on investments and foreign currency transactions ...      3,893,633
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................    $ 5,348,045
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                    Six Months Ended     Year Ended
                                                                    June 30, 2001      December, 31,
                                                                     (unaudited)           2000
                                                                   ================    ============
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ............................................$   1,454,412      $  2,210,946
   Net realized gain on investments and
     foreign currency transactions                                       1,174,426         3,318,416
   Net change in unrealized appreciation/depreciation
      of investments and foreign currency denominated
      assets and liabilities ........                                    2,719,207         4,102,738
                                                                     -------------      ------------
   Net increase in net assets from operations .......................    5,348,045         9,632,100
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ........................................................  (2,234,141)       (1,673,146)
   Net realized gain on investments
     Class A ........................................................   (3,931,155)      (5,117,607)
CAPITAL STOCK TRANSACTIONS
   Net increase .....................................................   58,710,350        12,725,214
                                                                     -------------      ------------
   Total increase ...................................................   57,893,099        15,566,561
NET ASSETS
   Beginning of period ..............................................   90,736,164        75,169,603
                                                                     -------------      ------------
   End of period (including undistributed net investment income of
     $1,435,829 and $2,215,558, respectively) .......................$ 148,629,263      $ 90,736,164
                                                                     =============      ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Total Return Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to achieve a high return through a combination of current income and capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of June 30, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)                               Alliance Variable Products Series Fund
================================================================================

and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $129,734 reduction in cost of investments and a corresponding $129,734 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $22,757, increase net unrealized appreciation (depreciation) by $21,120, and increase net realized gains (losses) by $1,637. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $31,325 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2001.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, the Portfolio received no such waivers/reimbursements.

Broker commissions paid on investment transactions for the six months ended June 30, 2001 amounted to $130,431, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts

                                          Alliance Variable Products Series Fund
================================================================================

accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations .............................            $80,673,032
U.S. government and agencies ............................             15,877,908
Sales:
Stocks and debt obligations .............................            $40,434,347
U.S. government and agencies ............................              3,776,164

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................           $ 12,947,577
Gross unrealized depreciation ..........................             (3,169,191)
                                                                   ------------
Net unrealized appreciation ............................           $  9,778,386
                                                                   ============

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net foreign currency losses of $5,496 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At June 30, 2001, the Portfolio had an outstanding forward exchange currency contract as follows:

                                  Contract        U.S. $ Value on        U.S. $
                                   Amount           Origination          Current          Unrealized
                                   (000)              Date               Value          Appreciation
                           ================   ================   ================   ================
Foreign Currency Sale Contract
Euro, settling 7/11/01............   51             $   43,918         $   43,210        $      708
                                                                                         ==========

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)                               Alliance Variable Products Series Fund
================================================================================

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had loaned securities with a value of $9,714,304 and received cash collateral of $10,073,750. For the six months ended June 30, 2001, the Portfolio received fee income $27,192 which is included in interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                              --------------------------------      --------------------------------
                                            SHARES                               AMOUNT
                              --------------------------------      --------------------------------
                              Six Months Ended      Year Ended      Six Months Ended      Year Ended
                               June 30, 2001       December 31       June 30, 2001      December 31,
                                (unaudited)           2000            (unaudited)           2000
                            ===============     ==============    ===============     ==============
Class A
Shares sold..............         3,254,417          1,071,089     $   59,415,205     $   18,551,854
Shares issued in
  reinvestment of
  dividends and
  distributions..........           339,125            395,732          6,165,296          6,790,753
Shares redeemed..........          (373,511)          (724,311)        (6,870,151)       (12,617,393)
                             --------------     --------------     --------------     --------------
Net increase.............         3,220,031            742,510     $   58,710,350     $   12,725,214
                             ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------------------------
                                                                          CLASS A
                                       ---------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                         June 30,                        Year Ended December 31,
                                         2001(a)      =============================================================
                                      (unaudited)      2000         1999         1998           1997           1996
                                      ===========     ======       ======       ======         ======         ======
Net asset value,
  beginning of period                     $18.01        $17.49       $18.06       $16.92         $14.63         $12.80
                                          ------        ------       ------       ------         ------         ------
Income From Investment Operations
Net investment income (b)                    .21           .48          .44          .41(c)         .39(c)         .27(c)
Net realized and unrealized gain
   on investments and foreign
   currency transactions                     .58          1.63          .70         2.36           2.62           1.66
                                          ------        ------       ------       ------         ------         ------
Net increase in net asset value
   from operations                           .79          2.11         1.14         2.77           3.01           1.93
                                          ------        ------       ------       ------         ------         ------
Less: Dividends and Distributions
Dividends from net
  investment income                         (.29)         (.39)        (.36)        (.29)          (.23)          (.07)
Distributions from net
  realized gains                            (.51)        (1.20)       (1.35)       (1.34)          (.49)          (.03)
                                          ------        ------       ------       ------         ------         ------
Total dividends and
distributions                               (.80)        (1.59)       (1.71)       (1.63)          (.72)          (.10)
                                          ------        ------       ------       ------         ------         ------
Net asset value,
end of period                             $18.00        $18.01       $17.49       $18.06         $16.92         $14.63
                                          ======        ======       ======       ======         ======         ======
Total Return
Total investment return based on
   net asset value (d)                      4.30%        12.52%        6.53%       16.99%         21.11%         15.17%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                      $148,629       $90,736      $75,170      $59,464        $42,920        $25,875
Ratio to average net assets of:
   Expenses, net of waivers
     and reimbursements                      .80%(e)       .87%         .86%         .88%           .88%           .95%
   Expenses, before waivers
     and reimbursements                      .80%(e)       .87%         .86%         .95%           .88%          1.12%
   Net investment income                    2.33%(e)      2.77%        2.48%        2.41%(c)       2.46%(c)       2.76%(c)
Portfolio turnover rate                       37%          102%          91%          57%            65%            57%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 2.58% to 2.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.



                                    ALLIANCE
                        -------------------------------
                                VARIABLE PRODUCTS
                        -------------------------------
                                   SERIES FUND
                        -------------------------------
                             INTERNATIONAL PORTFOLIO
                        -------------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

INTERNATIONAL PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Canon, Inc.                               $   2,343,998             3.6%
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.              2,325,395             3.5
--------------------------------------------------------------------------------
BNP Paribas, SA                               2,273,776             3.4
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA                         2,255,360             3.4
--------------------------------------------------------------------------------
CGNU Plc                                      2,152,678             3.3
--------------------------------------------------------------------------------
AstraZeneca Group Plc                         2,141,555             3.2
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA           2,087,384             3.2
--------------------------------------------------------------------------------
Vodafone Group Plc                            2,036,510             3.1
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc              2,023,641             3.1
--------------------------------------------------------------------------------
BP Plc                                        2,006,843             3.0
--------------------------------------------------------------------------------
                                          $  21,647,140            32.8%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
June 30, 2001 (unaudited)
================================================================================

--------------------------------------------------------------------------------
SECTOR                                    U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Basic Industries                          $   1,579,184             2.4%
--------------------------------------------------------------------------------
Capital Goods                                 1,588,044             2.4
--------------------------------------------------------------------------------
Consumer Manufacturing                        2,092,070             3.2
--------------------------------------------------------------------------------
Consumer Services                            11,173,363            16.9
--------------------------------------------------------------------------------
Consumer Staples                              6,923,828            10.5
--------------------------------------------------------------------------------
Energy                                        3,284,193             5.0
--------------------------------------------------------------------------------
Finance                                      17,986,154            27.2
--------------------------------------------------------------------------------
Healthcare                                    7,290,308            11.0
--------------------------------------------------------------------------------
Multi Industry                                  925,774             1.4
--------------------------------------------------------------------------------
Technology                                   11,602,240            17.6
--------------------------------------------------------------------------------
Utilities                                     1,341,087             2.0
--------------------------------------------------------------------------------
Total Investments*                           65,786,245            99.6
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities        269,110             0.4
--------------------------------------------------------------------------------
Net Assets                                $  66,055,355           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations.

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
COMMON STOCKS-99.6%
AUSTRALIA-1.1%
News Corp., Ltd. (ADR).........      20,400    $      757,860
                                               --------------
FINLAND-2.1%
Nokia AB Corp. ................      60,900         1,381,591
                                               --------------
FRANCE-15.5%
Alcatel, SA Cl.A...............      30,000           627,960
BNP Paribas, SA................      26,100         2,273,776
Carrefour, SA..................      31,100         1,647,230
L' Oreal, SA...................      15,500         1,001,580
LVMH Moet Hennessy
   Louis Vuitton...............       6,000           302,540
Orange, SA (a).................      32,900           267,659
Sanofi-Synthelabo, SA..........      34,340         2,255,360
STMicroelectronics NV..........      22,600           785,247
TotalFinaElf, SA Cl.B..........       7,720         1,082,098
                                               --------------
                                                   10,243,450
                                               --------------
GERMANY-1.0%
SAP AG.........................       4,600           638,965
                                               --------------
HONG KONG-4.5%
Cheung Kong Holdings, Ltd. ....      66,000           719,249
China Mobile (Hong Kong),
   Ltd. (a)....................     128,000           674,479
Citic Pacific, Ltd. ...........     299,000           925,774
Li & Fung, Ltd. ...............     400,000           656,427
                                               --------------
                                                    2,975,929
                                               --------------
IRELAND-2.6%
CRH Plc........................      99,750         1,696,592
                                               --------------
ITALY-4.1%
Alleanza Assicurazioni.........     182,600         1,928,114
ENI SpA........................      16,000           195,252
San Paolo - IMI SpA............      48,000           615,859
                                               --------------
                                                    2,739,225
                                               --------------
JAPAN-26.2%
Bank of Fukuoka, Ltd. .........     181,000           812,766
Banyu Pharmaceutical Co., Ltd.       31,000           567,998
Canon, Inc. ...................      58,000         2,343,998
Hitachi, Ltd. .................      38,000           373,266
Honda Motor Co., Ltd. .........       9,000           395,478
Hoya Corp. ....................      18,000         1,140,245
Kao Corp. .....................      73,000         1,814,610
Keyence Corp. .................       2,000           396,921
NEC Corp. .....................      76,000         1,026,862
Nomura Securities Co., Ltd. ...      50,000           958,223
NTT Docomo, Inc. ..............          93         1,618,234
Shin-Etsu Chemical Co., Ltd. ..      43,000         1,579,184
SMC Corp. .....................       4,000           428,193
Sumitomo Trust & Banking Co.,
   Ltd. .......................     241,000         1,516,999
Takeda Chemical Industries,
   Ltd. .......................      50,000         2,325,395
                                               --------------
                                                   17,298,372
                                               --------------
MEXICO-0.2%
Grupo Televisa, SA (ADR) (a)...       3,400           136,034
                                               --------------
NETHERLANDS-2.0%
ASM Lithography Holding
   NV (a)......................      43,400           974,284
United Pan-Europe
   Communications NV
   Series A (a)................     135,614           344,778
                                               --------------
                                                    1,319,062
                                               --------------
SINGAPORE-0.7%
Flextronics International,
   Ltd. (a)....................      17,800           464,758
                                               --------------
SOUTH KOREA-2.6%
Samsung Electronics Co., Ltd. .       6,520           962,584
SK Telecom Co., Ltd. (ADR).....      45,250           764,725
                                               --------------
                                                    1,727,309
                                               --------------
SPAIN-4.0%
Banco Bilbao Vizcaya Argentaria,
   SA .........................     161,200         2,087,384
Telefonica, SA.................      43,000           530,571
                                               --------------
                                                    2,617,955
                                               --------------
SWEDEN-3.4%
Atlas Copco AB Series A........      58,520         1,159,851
Skandia Forsakrings AB.........     116,600         1,072,381
                                               --------------
                                                    2,232,232
                                               --------------
SWITZERLAND-0.7%
Credit Suisse Group............       3,000           493,460
                                               --------------
TAIWAN-0.6%
Taiwan Semiconductor
   Manufacturing Co., Ltd. ....     139,776           259,822
   (ADR).......................       7,980           121,216
                                               --------------
                                                      381,038
                                               --------------
UNITED KINGDOM-28.3%
AstraZeneca Group Plc..........      45,900         2,141,555
BP Plc.........................     243,800         2,006,843
British Sky Broadcasting Group
   Plc (a).....................     179,910         1,733,032
Centrica Plc...................     191,000           611,269
CGNU Plc.......................     155,500         2,152,678
Diageo Plc.....................     145,800         1,601,575
Dixons Group Plc...............     184,557           605,594
Logica Plc.....................       8,600           104,521
National Grid Group Plc........      27,000           199,247
Reuters Group Plc..............     121,400         1,578,031
Royal Bank of Scotland Group
   Plc.........................      91,700         2,023,641
Standard Chartered Plc.........     103,793         1,331,624
Tesco Plc......................     154,000           556,293
Vodafone Group Plc.............     918,144         2,036,510
                                               --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                 U.S. $ Value
-------------------------------------------------------------
                                                   18,682,413
                                               --------------
TOTAL INVESTMENTS-99.6%
   (cost $73,861,916)..........                $   65,786,245
Other assets less liabilities-0.4%                    269,110
                                               --------------
NET ASSETS-100%................                $   66,055,355
                                               ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $73,861,916) .......................   $ 65,786,245
   Cash .........................................................................         15,286
   Foreign cash, at value (cost $238,097) .......................................        238,229
   Collateral held for securities loaned ........................................        455,000
   Dividends and interest receivable ............................................        106,360
                                                                                    ------------
   Total assets .................................................................     66,601,120
                                                                                    ------------
LIABILITIES
   Payable for collateral received on securities loaned .........................        455,000
   Advisory fee payable .........................................................         35,465
   Accrued expenses .............................................................         55,300
                                                                                    ------------
   Total liabilities ............................................................        545,765
                                                                                    ------------
NET ASSETS ......................................................................   $ 66,055,355
                                                                                    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $      5,353
   Additional paid-in capital ...................................................     78,297,404
   Undistributed net investment income ..........................................        197,410
   Accumulated net realized loss on investments and foreign currency transactions     (4,363,338)
   Net unrealized depreciation of investments and foreign currency denominated
      assets and liabilities ....................................................     (8,081,474)
                                                                                    ------------
                                                                                    $ 66,055,355
                                                                                    ============
Class A Shares
   Net assets ...................................................................   $ 66,055,355
                                                                                    ============
   Shares of capital stock outstanding ..........................................      5,352,869
                                                                                    ============
   Net asset value per share ....................................................   $      12.34
                                                                                    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $76,631) ....   $    556,354
   Interest ................................................         24,075
                                                               ------------
   Total investment income .................................        580,429
                                                               ------------
EXPENSES
   Advisory fee ............................................        361,931
   Custodian ...............................................         51,488
   Audit and legal .........................................         34,402
   Administrative ..........................................         32,781
   Printing ................................................          6,438
   Directors' fees .........................................            799
   Transfer agency .........................................            498
   Miscellaneous ...........................................          3,573
                                                               ------------
   Total expenses ..........................................        491,910
   Less: expenses waived and reimbursed ....................       (148,076)
                                                               ------------
   Net expenses ............................................        343,834
                                                               ------------
   Net investment income ...................................        236,595
                                                               ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ............     (4,202,550)
   Net realized loss on foreign currency transactions ......        (71,498)
   Net change in unrealized appreciation/depreciation of:
      Investments ..........................................     (9,639,417)
      Foreign currency denominated assets and liabilities ..         (3,531)
                                                               ------------
   Net loss on investments and foreign currency transactions    (13,916,996)
                                                               ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .................   $(13,680,401)
                                                               ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                          Six Months Ended         Year Ended
                                                                                            June 30, 2001         December 31,
                                                                                             (unaudited)              2000
                                                                                         ===================   ===================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income............................................................      $         236,595     $          56,790
   Net realized gain (loss) on investments and foreign currency transactions........             (4,274,048)            3,862,846
   Net change in unrealized appreciation/depreciation of investments
      and foreign currency denominated assets and liabilities.......................             (9,642,948)          (20,979,631)
                                                                                          -----------------     ------------------
   Net decrease in net assets from operations.......................................            (13,680,401)          (17,059,995)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A.......................................................................                     -0-             (105,625)
   Net realized gain on investments
      Class A.......................................................................             (3,933,101)           (7,359,954)
CAPITAL STOCK TRANSACTIONS
   Net increase.....................................................................              4,678,848            22,145,328
                                                                                          -----------------     ------------------
   Total decrease...................................................................            (12,934,654)           (2,380,246)
NET ASSETS
   Beginning of period..............................................................             78,990,009            81,370,255
                                                                                          -----------------     ------------------
   End of period (including undistributed net investment income of
      $197,410 at June 30, 2001)....................................................      $      66,055,355     $      78,990,009
                                                                                          =================     =================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The International Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of June 30, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a Portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, such waivers/reimbursements amounted to $148,076.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2001 amounted to $77,149, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the

                                          Alliance Variable Products Series Fund
================================================================================

Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations.........................     $      19,435,078
U.S. government and agencies........................                    -0-
Sales:
Stocks and debt obligations.........................     $      18,755,483
U.S. government and agencies........................                    -0-

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation.......................     $       3,489,652
Gross unrealized depreciation.......................           (11,565,323)
                                                         -----------------
Net unrealized depreciation.........................     $      (8,075,671)
                                                         =================

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net foreign currency losses of $39,186 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular cur-

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

rency contract.

At June 30, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE: E Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had loaned securities with a value of $433,265 and received cash collateral of $455,000. For the six months ended June 30, 2001, the Portfolio received fee income of $1,152 which is included in interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                              Six Months Ended         Year Ended         Six Months Ended         Year Ended
                                                June 30, 2001         December 31,          June 30, 2001         December 31,
                                                 (unaudited)              2000               (unaudited)              2000
                                            ===================   ===================    ===================   ===================
Class A
Shares sold.............................             8,809,944            14,724,676      $     131,083,413     $     283,890,498
Shares issued in reinvestment of
   dividends and distributions..........               312,999               381,286              3,928,132             7,465,579
Shares redeemed.........................            (8,704,736)          (13,907,844)          (130,332,697)         (269,210,749)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................               418,207             1,198,118      $       4,678,848     $      22,145,328
                                             =================     =================      =================     =================

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ----------------------------------------------------------------------------------------
                                                                                CLASS A
                                          ----------------------------------------------------------------------------------------
                                          Six Months
                                             Ended                              Year Ended December 31,
                                         June 30, 2001      ======================================================================
                                          (unaudited)          2000           1999           1998          1997            1996
                                          ==========        ==========     ==========     ==========     ==========     ==========
Net asset value, beginning of period ..   $    16.01        $    21.78     $    16.17     $    15.02     $    14.89     $    14.07
                                          ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ..........          .05               .01            .12            .17            .13            .19
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions ..............        (2.92)            (4.01)          6.13           1.80            .39            .83
                                          ----------        ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset
   value from operations ..............        (2.87)            (4.00)          6.25           1.97            .52           1.02
                                          ----------        ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income  .           -0-             (.03)          (.15)          (.33)          (.15)          (.08)
Distributions from net realized gains .         (.80)            (1.74)          (.49)          (.49)          (.24)          (.12)
                                          ----------        ----------     ----------     ----------     ----------     ----------
Total dividends and distributions .....         (.80)            (1.77)          (.64)          (.82)          (.39)          (.20)
                                          ----------        ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........   $    12.34        $    16.01     $    21.78     $    16.17     $    15.02     $    14.89
                                          ==========        ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based
   on net asset value (c) .............       (18.03)%          (19.86)%        40.23%         13.02%          3.33%          7.25%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ....................   $   66,055        $   78,990     $   81,370     $   65,052     $   60,710     $   44,324
Ratio to average net assets of:
   Expenses, net of waivers
     and reimbursements ...............          .95%(d)           .95%           .95%           .95%           .95%           .95%
   Expenses, before waivers
     and reimbursements ...............         1.36%(d)          1.34%          1.36%          1.37%          1.42%          1.91%
   Net investment income (a) ..........          .65%(d)           .07%           .69%          1.08%           .87%          1.29%
Portfolio turnover rate ...............           26%               57%           111%           117%           134%            60%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.



                                    ALLIANCE
                            -------------------------
                                VARIABLE PRODUCTS
                            -------------------------
                                   SERIES FUND
                            -------------------------
                              GLOBAL BOND PORTFOLIO
                            -------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                           Investment Products Offered
                           ---------------------------
                             > Are Not FDIC Insured
                             > May Lose Value
                             > Are Not Bank Guaranteed
                           ---------------------------

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
CANADA-4.5%
GOVERNMENT OBLIGATIONS-4.5%
Government of Canada
  5.00%, 9/01/04 (a) ....................       CAD      500       $    325,155
  5.50%, 6/01/10 (a) ....................              3,000          1,921,455
                                                                   ------------
                                                                      2,246,610
                                                                   ------------
DENMARK-3.2%
GOVERNMENT OBLIGATION-3.2%
Kingdom of Denmark
  6.00%, 11/15/09 (a) ...................       DKK   13,590          1,619,925
                                                                   ------------
FRANCE-4.6%
GOVERNMENT OBLIGATION-4.6%
Government of France
  4.00%, 4/25/09 (a) ....................       EUR    2,950          2,330,286
                                                                   ------------
GERMANY-15.7%
GOVERNMENT OBLIGATIONS-15.7%
Federal Republic of Germany
  4.00%, 7/04/09 (a) ....................              2,350          1,864,028
  5.00%, 2/17/06 (a) ....................              2,500          2,151,887
  6.00%, 2/16/06 (a) ....................              4,350          3,879,681
                                                                   ------------
                                                                      7,895,596
                                                                   ------------
ITALY-5.0%
GOVERNMENT OBLIGATION-5.0%
Republic of Italy
  5.00%, 5/01/08 (a) ....................              3,000          2,511,856
                                                                   ------------
JAPAN-5.3%
GOVERNMENT OBLIGATION-5.3%
Government of Japan
  1.10%, 3/21/11 (a) ....................       JPY  335,000          2,673,607
                                                                   ------------
NETHERLANDS-2.9%
GOVERNMENT OBLIGATION-2.9%
Government of Netherlands
  5.50%, 7/15/10 (a) ....................       EUR    1,710          1,477,977
                                                                   ------------
SPAIN-8.9%
GOVERNMENT OBLIGATIONS-8.9%
Goverment of Spain
  6.00%, 1/31/29 (a) ....................              1,780          1,518,982
  7.90%, 2/28/02 (a) ....................              3,415          2,957,009
                                                                   ------------
                                                                      4,475,991
                                                                   ------------
SWEDEN-3.7%
GOVERNMENT OBLIGATIONS-3.7%
Kingdom of Sweden
  5.00%, 1/15/04 (a) ....................       SEK   15,000          1,383,294
  8.00%, 8/15/07 (a) ....................              4,600            481,873
                                                                   ------------
                                                                      1,865,167
                                                                   ------------
UNITED KINGDOM-6.2%
GOVERNMENT
  OBLIGATION-6.2%
United Kingdom Treasury
  6.25%, 11/25/10 (a) ...................       GBP    2,090          3,141,434
                                                                   ------------
UNITED STATES-42.6%
FINANCIAL-6.4%
GE Financial Assurance
  Holdings
  1.60%, 6/20/11 (a) ....................       JPY  400,000          3,228,290
                                                                   ------------
GOVERNMENT AND AGENCY OBLIGATIONS-26.9%
Federal National Mortgage
  Association
  1.75%, 3/26/08 (a) ....................            200,000          1,722,182
U.S. Treasury Bond
  6.375%, 8/15/27 (a) ...................       US$    3,095          3,280,700
U.S. Treasury Notes
  4.75%, 11/15/08 (a) ...................              3,180          3,069,686
  5.00%, 2/15/11 (a) ....................              1,000            970,150
  5.50%, 5/15/09 (a) ....................              2,420          2,441,175
  5.75%, 8/15/03 (a) ....................              2,000          2,056,860
                                                                   ------------
                                                                     13,540,753
                                                                   ------------
TIME DEPOSIT-9.3%
State Street Euro Dollar
  3.25%, 7/02/01 ........................              4,706          4,706,000
                                                                   ------------
                                                                     21,475,043
                                                                   ------------
TOTAL INVESTMENTS-102.6%
(cost $53,080,315) ......................                            51,713,492
Other assets less liabilities-(2.6%) ....                            (1,294,546)
                                                                   ------------
NET ASSETS-100%  ........................                          $ 50,418,946
                                                                   ============

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, with an aggregate market value of $47,007,492 have been segregated to collateralize forward exchange currency contracts.

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $53,080,315) ...........................   $ 51,713,492
  Cash .............................................................................            257
  Foreign cash, at value (cost $124,336) ...........................................        123,318
  Receivable for investment securities sold ........................................      2,001,559
  Interest receivable ..............................................................        864,221
  Unrealized appreciation of forward exchange currency contracts ...................         18,090
                                                                                       ------------
  Total assets .....................................................................     54,720,937
                                                                                       ------------
LIABILITIES
  Payable for investment securities purchased ......................................      4,209,935
  Advisory fee payable .............................................................         27,185
  Accrued expenses .................................................................         64,871
                                                                                       ------------
  Total liabilities ................................................................      4,301,991
                                                                                       ------------
NET ASSETS .........................................................................   $ 50,418,946
                                                                                       ------------
COMPOSITION OF NET ASSETS
  Capital stock, at par ............................................................   $      4,825
  Additional paid-in capital .......................................................     53,507,075
  Undistributed net investment income ..............................................        147,175
  Accumulated net realized loss on investments .....................................     (1,889,337)
  Net unrealized depreciation of investments and foreign currency denominated assets
    and liabilities ................................................................     (1,350,792)
                                                                                       ------------
                                                                                       $ 50,418,946
                                                                                       ============
Class A Shares
  Net assets .......................................................................   $ 44,981,136
                                                                                       ============
  Shares of capital stock outstanding ..............................................      4,302,549
                                                                                       ============
  Net asset value per share ........................................................   $      10.45
                                                                                       ============
Class B Shares
  Net assets .......................................................................   $  5,437,810
                                                                                       ============
  Shares of capital stock outstanding ..............................................        522,720
                                                                                       ============
  Net asset value per share ........................................................   $      10.40
                                                                                       ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Interest .....................................................    $ 1,121,170
                                                                    -----------
EXPENSES
  Advisory fee .................................................        172,389
  Distribution fee - Class B ...................................          7,255
  Custodian ....................................................         51,994
  Administrative ...............................................         32,576
  Audit and legal ..............................................         12,012
  Printing .....................................................          8,333
  Directors' fees ..............................................            721
  Transfer agency ..............................................            503
  Miscellaneous ................................................             79
                                                                    -----------
  Total expenses ...............................................        285,862
                                                                    -----------
  Net investment income ........................................        835,308
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions .................        167,547
  Net realized loss on foreign currency transactions ...........       (574,041)
  Net change in unrealized appreciation/depreciation of:
    Investments ................................................     (2,983,873)
    Foreign currency denominated assets and liabilities ........         56,270
                                                                    -----------
  Net loss on investments and foreign currency transactions ....     (3,334,097)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....................    $(2,498,789)
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                   Six Months Ended   Year Ended
                                                                    June 30, 2001    December 31,
                                                                     (unaudited)         2000
                                                                   ===============   ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .............................................$    835,308    $  2,244,856
  Net realized loss on investments and foreign currency transactions...  (406,494)     (4,310,639)
  Net change in unrealized appreciation/depreciation of
   investments and foreign currency denominated
   assets and liabilities ...............                              (2,927,603)      2,681,054
                                                                     ------------    ------------
  Net increase (decrease) in net assets from operations .............. (2,498,789)        615,271
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...........................................................        -0-     (1,946,325)
    Class B ...........................................................        -0-       (156,771)
  Tax Return of capital
    Class A ...........................................................        -0-        (21,332)
    Class B ...........................................................        -0-         (1,718)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease) .............................................(3,551,891)      5,641,805
                                                                     ------------    ------------
  Total (decrease) ....................................................(6,050,680)      4,130,930
NET ASSETS
  Beginning of period .................................................56,469,626      52,338,696
                                                                     ------------    ------------
  End of period (including undistributed net investment income of
    $147,175 at June 30, 2001) ......................................$ 50,418,946    $ 56,469,626
                                                                     ============    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Global Bond Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $159,128 reduction in cost of investments and a corresponding $159,128 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $68,792, increase net unrealized appreciation (depreciation) by $4,331, and increase net realized gains (losses) by $64,461. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .65% of the Portfolio's average daily net assets.

Under a sub-advisory agreement, the Adviser retained AIGAM International Limited ("AIGAM"), an affiliate of American International Group, Inc., as a sub-adviser to the Portfolio. Effective February 1, 2001, the Adviser and AIGAM agreed to terminate this sub-advisory agreement. The Adviser now provides the services formerly provided by AIGAM.

Pursuant to the advisory agreement, the Portfolio paid $32,576 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2001.

Prior to May 1, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Effective May 1, 2000, the Adviser determined not to extend the expense limitation undertaking of the Portfolio. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, the Portfolio received no such waivers/reimbursements.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distribu-

                                          Alliance Variable Products Series Fund
================================================================================

tor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations....................................  $13,821,965
U.S. government and agency obligations.........................   16,803,336
Sales:
Stocks and debt obligations....................................  $15,933,662
U.S. government and agency obligations.........................   19,500,584

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation..................................  $   396,932
Gross unrealized depreciation..................................   (1,747,724)
                                                                 -----------
Net unrealized depreciation....................................  $(1,350,792)
                                                                 ===========

At December 31, 2000, for federal income tax purposes, the Portfolio had net capital loss carryforward of $779,983 of which $254,633 expires in the year 2007 and $525,350 expires in the year 2008.

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net foreign currency losses of $728,966 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

At June 30, 2001, the Portfolio had outstanding forward exchange currency contracts as follows:

                                         Contract   U.S. $ Value on      U.S. $        Unrealized
                                          Amount      Origination       Current        Appreciation
                                           (000)          Date           Value        (Depreciation)
                                         =========  ===============   ===========     ==============
Forward Exchange Currency Buy Contract
Canadian Dollar, settling 7/06/01.......    1,000     $  656,724       $  658,852      $    2,128

Forward Exchange Currency Sale Contracts
Canadian Dollar, settling 7/06/01.......    1,000        648,382          658,851         (10,469)
Japanese Yen, settling 8/27/01..........  728,177      5,890,592        5,876,277          14,315
Swedish Krona, settling 8/01/01.........    5,573        524,485          512,369          12,116
                                                                                       ----------
                                                                                       $   18,090
                                                                                       ==========

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Port folio. UBS/PaineWebber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had no securities on loan. For the six months ended June 30, 2001, the Portfolio received fee income of $15,550 which is included in interest income in the accompanying Statement of Operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                 ----------------------------------     ---------------------------------
                                              SHARES                                  AMOUNT
                                 ----------------------------------     ---------------------------------
                                  Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                   June 30, 2001       December 31,      June 30, 2001       December 31,
                                    (unaudited)            2000           (unaudited)            2000
                                 =================     ============     ================     ============
Class A
Shares sold ....................       193,931            696,352         $ 2,079,571        $ 7,639,020
Shares issued in reinvestment of
  dividends and distributions ..            -0-           182,529                  -0-         1,967,656
Shares redeemed ................      (484,094)          (781,083)         (5,204,790)        (8,340,456)
                                      --------           --------         -----------        -----------
Net increase (decrease) ........      (290,163)            97,798         $(3,125,219)       $ 1,266,220
                                      ========           ========         ===========        ===========

                                  Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                   June 30, 2001       December 31,      June 30, 2001       December 31,
                                    (unaudited)            2000           (unaudited)            2000
                                 =================     ============     ================     ============
Class B
Shares sold ....................        36,812           417,310          $   399,308        $ 4,500,155
Shares issued in reinvestment of
  dividends ....................            -0-           14,743                   -0-           158,489
Shares redeemed ................       (76,941)          (26,732)            (825,980)          (283,059)
                                      --------          --------          -----------        -----------
Net increase (decrease) ........       (40,129)          405,321          $  (426,672)       $ 4,375,585
                                      ========          ========          ===========        ===========

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                     -------------------------------------------------------------------------------
                                                      CLASS A
                     -------------------------------------------------------------------------------
                     Six Months
                       Ended
                       June 30,                         Year Ended December 31,
                       2001(a)       ===============================================================
                     (unaudited)       2000          1999          1998         1997          1996
                     ===========     ========      ========      ========     ========      ========
Net asset value,
  beginning of period   $ 10.96       $ 11.25       $ 12.42       $ 11.10      $ 11.74       $ 12.15
                        -------       -------       -------       -------      -------       -------
Income From Investment
   Operations
Net investment
   income (b).........      .17           .45(c)        .48(c)        .49(c)       .54(c)        .67(c)
Net realized and
   unrealized gain
   (loss) on investments
   and foreign currency
   transactions.......     (.68)         (.32)        (1.24)         1.06         (.48)          .01
                        -------       -------       -------       -------      -------       -------
Net increase (decrease)
   in net asset
   value from
   operations .......      (.51)          .13          (.76)         1.55          .06           .68
                        -------       -------       -------       -------      -------       -------
Less: Dividends and
   Distributions
Dividends from net
  investment income..        -0-         (.42)         (.37)         (.17)        (.57)         (.84)
Distributions from net
  realized gains.....        -0-           -0-         (.04)         (.06)        (.13)         (.25)
                        -------       -------       -------       -------      -------       -------
Total dividends and
  distributions .....        -0-         (.42)         (.41)         (.23)        (.70)        (1.09)
                        -------       -------       -------       -------      -------       -------
Net asset value,
  end of period .....   $ 10.45       $ 10.96       $ 11.25       $ 12.42      $ 11.10       $ 11.74
                        =======       =======       =======       =======      =======       =======
Total Return
Total investment
   return based
   on net asset
   value (d).........     (4.65)%        1.17%        (6.11)%       14.12%         .67%         6.21%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..   $44,981       $50,325       $50,569       $34,652      $22,194       $18,117
Ratio to average net
   assets of:
   Expenses, net of
      waivers and
      reimbursements..    .1.05%(e)      1.02%          .90%          .93%         .94%          .94%
   Expenses, before
      waivers and
      reimbursements..    .1.05%(e)      1.06%         1.04%         1.17%        1.03%         1.15%
   Net investment
      income..........    .3.18%(e)      4.13%(c)      4.16%(c)      4.23%(c)     4.81%(c)      5.76%(c)
Portfolio turnover
   rate ..............       62%          372%          183%           42%         257%          191%

--------------------------------------------------------------------------------

See footnote summary on page 11.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ----------------------------------------------
                                                                         CLASS B
                                                      ----------------------------------------------
                                                        Six Months
                                                        Ended             Year            July 16,
                                                        June 30,          Ended          1999(f) to
                                                        2001(a)        December 31,     December 31,
                                                       (unaudited)          2000             1999
                                                      ===========      ============     ============
Net asset value, beginning of period .................    $10.92           $11.23           $10.98
                                                          ------           ------           ------
Income From Investment Operations
Net investment income (b) ............................       .15              .41(b)           .21(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .......................................      (.67)            (.31)             .04
                                                          ------           ------           ------
Net increase (decrease) in net asset
  value from operations ..............................      (.52)             .10              .25
                                                          ------           ------           ------
Less: Dividends
Dividends from net investment income .................        -0-            (.41)              -0-
                                                          ------           ------           ------
Net asset value, end of period .......................    $10.40           $10.92           $11.23
                                                          ======           ======           ======
Total Return
Total investment return based on net asset value (d)..     (4.76)%            .98%            2.18%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............    $5,438           $6,145           $1,770
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ........      1.30%(e)         1.31%            1.20%(e)
  Expenses, before waivers and reimbursements ........      1.30%(e)         1.35%            1.34%(e)
  Net investment income ..............................      2.87%(e)         3.82%(c)         3.96%(c)(e)
Portfolio turnover rate ..............................        62%             372%             183%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the six months ended June 30, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.05, increase net realized and unrealized gains and losses per share by $.04 and $.05, and decrease the ratio of net investment income to average net assets from 4.04% to 3.18% and 3.79% to 2.87%, resepectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1) Member of the Audit Committee.



                                    ALLIANCE
                          -----------------------------
                                VARIABLE PRODUCTS
                          -----------------------------
                                   SERIES FUND
                          -----------------------------
                           GROWTH AND INCOME PORTFOLIO
                          -----------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

-------------------------------------------------------------------------------
COMPANY                            U.S. $ VALUE           PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Citigroup, Inc.                    $  47,556,053                   4.2%
-------------------------------------------------------------------------------
Household International, Inc.         43,355,000                   3.8
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.              43,137,500                   3.8
-------------------------------------------------------------------------------
Tyco International, Ltd.              42,237,500                   3.7
-------------------------------------------------------------------------------
AT&T Corp.                            41,745,000                   3.7
-------------------------------------------------------------------------------
Comcast Corp. Cl.A                    41,230,000                   3.6
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.               40,140,000                   3.6
-------------------------------------------------------------------------------
Kroger Co.                            38,750,000                   3.4
-------------------------------------------------------------------------------
Dynegy, Inc.                          37,200,000                   3.3
-------------------------------------------------------------------------------
Pharmacia Corp.                       34,462,500                   3.0
-------------------------------------------------------------------------------
                                   $ 409,813,553                  36.1%
-------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

Company                                    Shares        U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-95.2%
FINANCE-23.0%
BANKING - MONEY CENTER-3.5%
J.P. Morgan Chase & Co. ............       900,000     $     40,140,000
                                                       ----------------
BANKS - REGIONAL-7.3%
Bank of America Corp. ..............       500,000           30,015,000
Bank One Corp. .....................       950,000           34,010,000
KeyCorp. ...........................       357,500            9,312,875
National City Corp. ................       300,000            9,234,000
                                                       ----------------
                                                             82,571,875
                                                       ----------------
INSURANCE-1.7%
ACE, Ltd. (Bermuda).................       240,000            9,381,600
Xl Capital, Ltd. Cl.A (Bermuda).....       125,000           10,262,500
                                                       ----------------
                                                             19,644,100
                                                       ----------------
MORTGAGE BANKING-1.6%
PMI Group, Inc. ....................       125,000            8,957,500
Washington Mutual, Inc. ............       250,000            9,387,500
                                                       ----------------
                                                             18,345,000
                                                       ----------------
MISCELLANEOUS-8.9%
Citigroup, Inc. ....................       900,001           47,556,053
Household International, Inc. ......       650,000           43,355,000
MBNA Corp. .........................       300,000            9,885,000
                                                       ----------------
                                                            100,796,053
                                                       ----------------
                                                            261,497,028
                                                       ----------------
CONSUMER STAPLES-13.4%
BEVERAGES-3.2%
Anheuser-Busch Cos., Inc. ..........       650,000           26,780,000
The Pepsi Bottling Group, Inc. .....       250,000           10,025,000
                                                       ----------------
                                                             36,805,000
                                                       ----------------
COSMETICS-2.5%
Avon Products, Inc. ................       600,000           27,768,000
                                                       ----------------
HOUSEHOLD PRODUCTS-0.5%
Colgate-Palmolive Co. ..............       100,000            5,899,000
                                                       ----------------
RETAIL - FOOD & DRUG-3.4%
Kroger Co. (a)......................     1,550,000           38,750,000
                                                       ----------------
TOBACCO-3.8%
Philip Morris Cos., Inc. ...........       850,000           43,137,500
                                                       ----------------
                                                            152,359,500
                                                       ----------------
ENERGY-12.4%
DOMESTIC PRODUCERS-1.5%
Kerr-McGee Corp. ...................       255,000           16,898,850
                                                       ----------------
INTERNATIONAL-4.3%
BP Plc (ADR) (United Kingdom).......       600,000           29,910,000
Chevron Corp. ......................       110,000            9,955,000
Exxon Mobil Corp. ..................       100,000            8,735,000
                                                       ----------------
                                                             48,600,000
                                                       ----------------
OIL SERVICE-3.3%
Baker Hughes, Inc. .................       400,000           13,400,000
Noble Drilling Corp. (a)............       375,000           12,281,250
Transocean Sedco Forex, Inc. .......       290,000           11,962,500
                                                       ----------------
                                                             37,643,750
                                                       ----------------
MISCELLANEOUS-3.3%
Dynegy, Inc. .......................       800,000           37,200,000
                                                       ----------------
                                                            140,342,600
                                                       ----------------
HEALTH CARE-9.0%
DRUGS-3.0%
Pharmacia Corp. ....................       750,000           34,462,500
                                                       ----------------
MEDICAL PRODUCTS-2.6%
Abbott Laboratories.................       175,000            8,401,750
Guidant Corp. (a)...................        85,000            3,060,000
Johnson & Johnson...................       365,000           18,250,000
                                                       ----------------
                                                             29,711,750
                                                       ----------------
MEDICAL SERVICES-3.4%
IMS Health, Inc. ...................       300,000            8,550,000
Tenet Healthcare Corp. .............       575,000           29,664,250
                                                       ----------------
                                                             38,214,250
                                                       ----------------
                                                            102,388,500
                                                       ----------------
CONSUMER SERVICES-8.9%
AIRLINES-2.7%
AMR Corp. ..........................       500,000           18,065,000
Continental Airlines,
   Inc. Cl.B (a)....................       250,000           12,312,500
                                                       ----------------
                                                             30,377,500
                                                       ----------------
BROADCASTING & CABLE-4.4%
AT&T Corp.- Liberty Media
   Group Cl.A (a)...................       500,000            8,745,000
Comcast Corp. Cl.A (a)..............       950,000           41,230,000
                                                       ----------------
                                                             49,975,000
                                                       ----------------
ENTERTAINMENT & LEISURE-1.1%
Royal Caribbean Cruises,
   Ltd. ............................       200,000            4,422,000
The Walt Disney Co. ................       300,000            8,667,000
                                                       ----------------
                                                             13,089,000
                                                       ----------------
RETAIL - GENERAL MERCHANDISE-0.7%
Limited, Inc. ......................       450,000            7,434,000
                                                       ----------------
                                                            100,875,500
                                                       ----------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                    Shares        U.S. $ Value
-----------------------------------------------------------------------
UTILITIES-8.4%
ELECTRIC & GAS UTILITIES-2.5%
AES Corp. (a).......................       186,300     $      8,020,215
Duke Power Energy Corp. ............       115,000            4,486,150
FirstEnergy Corp. ..................       275,000            8,844,000
FPL Group, Inc. ....................       125,000            7,526,250
                                                       ----------------
                                                             28,876,615
                                                       ----------------
TELEPHONE UTILITIES-5.9%
AT&T Corp. .........................     1,500,000           33,000,000
BellSouth Corp. ....................       200,000            8,054,000
SBC Communications, Inc. ...........       500,000           20,030,000
Sprint Corp. (FON Group)............       150,000            3,204,000
WorldCom, Inc. .....................       175,000            2,485,000
WorldCom, Inc. - MCI Group (a)......         7,000              112,700
                                                       ----------------
                                                             66,885,700
                                                       ----------------
                                                             95,762,315
                                                       ----------------
TECHNOLOGY-8.0%
COMPUTER SERVICES-1.8%
Electronic Data Systems Corp. ......       125,000            7,812,500
First Data Corp. ...................       200,000           12,850,000
                                                       ----------------
                                                             20,662,500
                                                       ----------------
CONTRACT MANUFACTURING-2.8%
Flextronics International,
   Ltd. (Singapore) (a).............       550,000           14,360,500
Sanmina Corp. (a)...................       500,000           11,705,000
Solectron Corp. (a).................       300,000            5,490,000
                                                       ----------------
                                                             31,555,500
                                                       ----------------
SEMI-CONDUCTOR COMPONENTS-2.7%
Fairchild Semiconductor Corp. (a)...       250,000            5,750,000
Micron Technology, Inc. (a).........       600,000           24,660,000
                                                       ----------------
                                                             30,410,000
                                                       ----------------
SOFTWARE-0.7%
Amdocs, Ltd. (Guernsey) (a).........       160,000            8,616,000
                                                       ----------------
                                                             91,244,000
                                                       ----------------

                                        Shares or
                                        Principal
                                          Amount
Company                                    (000)         U.S. $ Value
-----------------------------------------------------------------------
MULTI-INDUSTRY COMPANIES-5.0%
Honeywell International, Inc. ......       425,000     $     14,870,750
Tyco International, Ltd. ...........       775,000           42,237,500
                                                       ----------------
                                                             57,108,250
                                                       ----------------
CAPITAL GOODS-3.5%
MISCELLANEOUS-3.5%
General Electric Co. ...............       200,000            9,750,000
United Technologies Corp. ..........       400,000           29,304,000
                                                       ----------------
                                                             39,054,000
                                                       ----------------
BASIC INDUSTRY-2.7%
CHEMICALS-2.3%
E.I. du Pont de Nemours & Co. ......       200,000            9,648,000
Eastman Chemical Co. ...............        75,000            3,572,250
Lyondell Chemical Co. ..............       550,000            8,459,000
Solutia, Inc. ......................       350,000            4,462,500
                                                       ----------------
                                                             26,141,750
                                                       ----------------
MINING & METALS-0.4%
Alcoa, Inc. ........................       125,000            4,925,000
                                                       ----------------
                                                             31,066,750
                                                       ----------------
TRANSPORTATION-0.9%
RAILROAD-0.9%
Union Pacific Corp. ................       175,000            9,609,250
                                                       ----------------
Total Common Stocks
   (cost $983,879,061)..............                      1,081,307,693
SHORT-TERM
INVESTMENT-6.3%
TIME DEPOSIT-6.3%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost
   $71,513,000).....................       $71,513           71,513,000
                                                       ----------------
TOTAL INVESTMENTS-101.5%
   (cost $1,055,392,061)............                      1,152,820,693
Other assets less
   liabilities-(1.5%)...............                        (16,835,169)
                                                       ----------------
NET ASSETS-100%.....................                   $  1,135,985,524
                                                       ================

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $1,055,392,061) ..   $1,152,820,693
   Cash .......................................................              757
   Collateral held for securities loaned ......................        3,300,000
   Receivable for investment securities sold ..................        1,955,401
   Dividends and interest receivable ..........................        1,079,043
                                                                  --------------
   Total assets ...............................................    1,159,155,894
                                                                  --------------
LIABILITIES
   Payable for investment securities purchased ................       19,050,714
   Payable for collateral received on securities loaned .......        3,300,000
   Advisory fee payable .......................................          562,594
   Accrued expenses ...........................................          257,062
                                                                  --------------
   Total liabilities ..........................................       23,170,370
                                                                  --------------
NET ASSETS ....................................................   $1,135,985,524
                                                                  ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................   $       48,796
   Additional paid-in capital .................................    1,012,604,189
   Undistributed net investment income ........................        3,557,345
   Accumulated net realized gain on investments ...............       22,346,561
   Net unrealized appreciation of investments .................       97,428,633
                                                                  --------------
                                                                  $1,135,985,524
                                                                  ==============
Class A Shares
   Net assets .................................................   $  682,942,550
                                                                  ==============
   Shares of capital stock outstanding ........................       29,276,455
                                                                  ==============
   Net asset value per share ..................................   $        23.33
                                                                  ==============
Class B Shares
   Net assets .................................................   $  453,042,974
                                                                  ==============
   Shares of capital stock outstanding ........................       19,519,836
                                                                  ==============
   Net asset value per share ..................................   $        23.21
                                                                  ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $120,031) ...........   $ 5,866,080
   Interest ........................................................     1,193,343
                                                                       -----------
   Total investment income .........................................     7,059,423
                                                                       ===========
EXPENSES
   Advisory fee ....................................................     2,849,318
   Distribution fee--Class B .......................................       343,188
   Custodian .......................................................        65,107
   Audit and legal .................................................        51,204
   Printing ........................................................        45,610
   Administrative ..................................................        32,942
   Directors' fees .................................................           793
   Transfer agency .................................................           462
   Miscellaneous ...................................................         6,158
                                                                       -----------
   Total expenses ..................................................     3,394,782
                                                                       -----------
   Net investment income ...........................................     3,664,641
                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ....................    26,895,660
   Net change in unrealized appreciation/depreciation of investments    16,816,984
                                                                       -----------
   Net gain on investments .........................................    43,712,644
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $47,377,285
                                                                       ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                  Six Months Ended      Year Ended
                                                                    June 30, 2001      December 31,
                                                                     (unaudited)           2000
                                                                 ================   ================
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income...........................................$    3,664,641     $    5,902,644
   Net realized gain on investments................................... 26,895,660         40,225,201
   Net change in unrealized appreciation/
   depreciation of investments....                                     16,816,984         32,102,078
                                                                   --------------     --------------
   Net increase in net assets from operations......................... 47,377,285         78,229,923
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A..........................................................(3,814,813)        (3,288,670)
     Class B......................................................... (2,140,696)          (113,881)
   Net realized gain on investments
     Class A.........................................................(28,040,271)       (34,576,976)
     Class B.........................................................(16,582,158)        (1,241,725)
CAPITAL STOCK TRANSACTIONS
   Net increase..................................................... 390,900,157        179,121,730
                                                                   --------------     --------------
   Total increase................................................... 387,699,504        218,130,401
NET ASSETS
   Beginning of period.............................................. 748,286,020        530,155,619
                                                                   --------------     --------------
   End of period (including undistributed net investment income of
   $3,557,345 and $5,848,213, respectively)....................... $1,135,985,524     $  748,286,020
                                                                   ==============     ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENT
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth and Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENT
(continued)                               Alliance Variable Products Series Fund
================================================================================

and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .625% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $32,942 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2001.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, the Portfolio received no such waivers/reimbursements.

Broker Commissions paid on investment transactions for the six months ended June 30, 2001 amounted to $1,346,685, of which $13,475 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations..................................   $  712,007,879
U.S. government and agencies.................................               -0-
Sales:
Stocks and debt obligations..................................   $  381,935,239
U.S. government and agencies.................................               -0-

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation...............................    $  133,232,357
Gross unrealized depreciation...............................       (35,803,725)
                                                                --------------
Net unrealized appreciation.................................    $   97,428,632
                                                                ==============

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $78,326 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At June 30, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENT
(continued)                               Alliance Variable Products Series Fund
================================================================================

less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had loaned securities with a value of $3,225,000 and received cash collateral of $3,300,000. For the six months ended June 30, 2001, the Portfolio received fee income of $1,762 which is included in the interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                           -----------------------------------   -----------------------------------
                                        SHARES                                AMOUNT
                           -----------------------------------   -----------------------------------
                             Six Months Ended      Year Ended      Six Months Ended      Year Ended
                               June 30, 2001      December 31,       June 30, 2001      December 31,
                                (unaudited)           2000            (unaudited)           2000
                           ================   ================   ================   ================
Class A
Shares sold......................5,660,453          9,993,773     $  134,651,474     $  221,532,935
Shares issued in reinvestment of
   dividends and distributions....1,347,508          1,690,431         31,855,085         37,865,646
Shares redeemed..................(3,496,025)        (9,888,538)       (83,360,569)      (218,923,844)
                             --------------     --------------     --------------     --------------
Net increase..................... 3,511,936          1,795,666     $   83,145,990     $   40,474,737
                             ==============     ==============     ==============     ==============

Class B
Shares sold..................... 12,601,873          6,504,279     $  299,974,811     $  145,161,481
Shares issued in reinvestment of
   dividends and distributions....  796,040             60,654         18,722,853          1,355,605
Shares redeemed................... (458,352)          (351,966)       (10,943,497)       (7,870,093)
                             --------------     --------------     --------------     --------------
Net increase.....................12,939,561          6,212,967     $  307,754,167     $  138,646,993
                             ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                         -------------------------------------------------------------------------------------
                                                                      CLASS A
                         -------------------------------------------------------------------------------------
                          Six Months
                            Ended                               Year Ended December 31,
                        June 30, 2001     ====================================================================
                         (unaudited)         2000          1999          1998          1997           1996
                        ===========      ===========   ===========   ===========   ===========    ===========
Net asset value,
  beginning of
  period                $     23.15      $     21.79   $     21.84   $     19.93   $     16.40    $     15.79
                        -----------      -----------   -----------   -----------   -----------    -----------
Income From Investment
Operations

Net investment
  income (a) .......            .10              .22           .16           .22           .21(b)         .24(b)
Net realized and
  unrealized gain
  on investment
  transactions .....           1.23             2.75          2.25          3.81          4.39           3.18
                        -----------      -----------   -----------   -----------   -----------    -----------
Net increase in
  net asset value
  from operations ..           1.33             2.97          2.41          4.03          4.60           3.42
                        -----------      -----------   -----------   -----------   -----------    -----------
Less: Dividends and
Distributions

Dividends from net
  investment income            (.14)            (.14)         (.18)         (.16)         (.13)          (.25)
Distributions from
  net realized gains          (1.01)           (1.47)        (2.28)        (1.96)         (.94)         (2.56)
                        -----------      -----------   -----------   -----------   -----------    -----------
Total dividends
  and distributions           (1.15)           (1.61)        (2.46)        (2.12)        (1.07)         (2.81)
                        -----------      -----------   -----------   -----------   -----------    -----------
Net asset value,
  end of period ...     $     23.33      $     23.15   $     21.79   $     21.84    $    19.93    $     16.40
                        ===========      ===========   ===========   ===========   ===========    ===========
Total Return
Total investment
  return based
  on net asset
  value (c) ......             5.66%           13.89%        11.37%        20.89%        28.80%         24.09%

Ratios/Supplemental Data
Net assets,
  end of period
  (000's omitted) ..     $  682,943      $   596,547   $   522,163      $381,614      $250,202    $   126,729

Ratio to average net
assets of:
   Expenses, net of
    waivers and
    reimbursements .            .67%(d)          .69%          .71%          .73%          .72%           .82%
   Expenses, before
     waivers and
     reimbursements.            .67%(d)          .69%          .71%          .73%          .72%           .82%
   Net investment
     income .......             .87%(d)         1.01%          .75%         1.07%         1.16%(b)       1.58%(b)
Portfolio turnover
  rate ...................       43%              74%           46%           79%           86%            87%

--------------------------------------------------------------------------------

See footnote summary on page 15.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       ---------------------------------------------
                                                                           CLASS B
                                                       ---------------------------------------------
                                                     Six Months            Year      June 1, 1999(e)
                                                       Ended              Ended           to
                                                   June 30, 2001       December 31,   December 31,
                                                    (unaudited)            2000           1999
                                                    ===========        ===========    ===========
Net asset value, beginning of period ...........    $     23.06        $     21.76    $     21.37
                                                    -----------        -----------    -----------
Income From Investment Operations
Net investment income (a) ......................            .07                .18            .07
Net realized and unrealized gain
  on investment transactions                               1.22               2.73            .32
                                                    -----------        -----------    -----------
Net increase in net asset value
  from operations .............................            1.29               2.91            .39
                                                    -----------        -----------    -----------
Less: Dividends and Distributions
Dividends from net investment income ...........           (.13)              (.14)            -0-
Distributions from net realized gains ..........          (1.01)             (1.47)            -0-
                                                    -----------        -----------    -----------
Total dividends and distributions ..............          (1.14)             (1.61)            -0-
                                                    -----------        -----------    -----------
Net asset value, end of period .................    $     23.21        $     23.06    $     21.76
                                                    ===========        ===========    ===========
Total Return
Total investment return based on net
  asset value (c) ..............................           5.52%             13.59%          1.83%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......    $   453,043        $   151,739    $     7,993
Ratio to average net assets of:
  Expenses ....................................             .92%(d)            .95%           .97%(d)
  Net investment income .......................             .64%(d)            .85%           .55%(d)
Portfolio turnover rate ........................             43%                74%            46%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)

BOARD OF DIRECTORS

John D. Carifa, Chairman and President

William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Matthew Bloom, Vice President
Thomas J. Borders, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

                                    ALLIANCE
                          -----------------------------
                                VARIABLE PRODUCTS
                          -----------------------------
                                   SERIES FUND
                          -----------------------------
                                GROWTH PORTFOLIO
                          -----------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                          $    22,874,278            6.5%
--------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group Cl.A         19,569,499            5.6
--------------------------------------------------------------------------------
Tyco International, Ltd.                      17,278,898            4.9
--------------------------------------------------------------------------------
Kohl's Corp.                                  12,338,991            3.5
--------------------------------------------------------------------------------
Pfizer, Inc.                                  12,015,000            3.4
--------------------------------------------------------------------------------
Flextronics International, Ltd.               11,582,396            3.3
--------------------------------------------------------------------------------
American International Group, Inc.            11,443,934            3.3
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                         11,209,500            3.2
--------------------------------------------------------------------------------
IMS Health, Inc.                              10,376,850            2.9
--------------------------------------------------------------------------------
Solectron Corp.                                9,325,680            2.7
--------------------------------------------------------------------------------
                                         $   138,015,026           39.3%
--------------------------------------------------------------------------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------

COMMON STOCKS-98.3%
TECHNOLOGY-21.8%
COMMUNICATION EQUIPMENT-4.8%
Cisco Systems, Inc. (a)........     442,300    $    8,049,860
Juniper Networks, Inc. (a).....      93,200         2,898,520
Nokia Corp. (ADR) (Finland)....     179,000         3,945,160
Research In Motion, Ltd.
   (Canada) (a)................      25,000           806,250
TyCom, Ltd. (Bermuda) (a)......      65,000         1,118,000
                                               --------------
                                                   16,817,790
                                               --------------
CONTRACT MANUFACTURING-8.2%
Celestica, Inc. ...............      34,000         1,751,000
Flextronics International, Ltd.
   (Singapore) (a).............     443,600        11,582,396
Sanmina Corp. (a)..............     259,800         6,081,918
Solectron Corp. (a)............     509,600         9,325,680
                                               --------------
                                                   28,740,994
                                               --------------
SEMI-CONDUCTOR COMPONENTS-1.8%
Altera Corp. (a)...............     150,900         4,376,100
Applied Micro Circuits
   Corp. (a)...................     118,400         2,036,480
                                               --------------
                                                    6,412,580
                                               --------------
SOFTWARE-6.0%
Amdocs, Ltd. (Guernsey) (a)....     141,300         7,609,005
BEA Systems, Inc. (a)..........     114,000         3,500,940
Mercury Interactive Corp. (a)..      34,000         2,036,600
VERITAS Software Corp. (a).....     116,000         7,717,480
                                               --------------
                                                   20,864,025
                                               --------------
TELECOMMUNICATIONS-0.0%
Intermedia Communications, Inc.         539             8,031
                                               --------------
MISCELLANEOUS-1.0%
Thermo Electron Corp. (a)......     165,000         3,633,300
                                               --------------
                                                   76,476,720
                                               --------------
FINANCE-21.3%
BANKING-MONEY CENTER-2.1%
J. P. Morgan Chase & Co. ......     168,410         7,511,086
                                               --------------
BANKING-REGIONAL-2.5%
Bank One Corp. ................     243,000         8,699,400
                                               --------------
BROKERAGE & MONEY
   MANAGEMENT-1.1%
Legg Mason, Inc. ..............      75,000         3,732,000
                                               --------------
INSURANCE-5.4%
AFLAC, Inc. ...................     244,600         7,702,454
American International Group,
   Inc. .......................     133,069        11,443,934
                                               --------------
                                                   19,146,388
                                               --------------
MISCELLANEOUS-10.2%
Ambac Financial Group, Inc. ...      91,000         5,296,200
Citigroup, Inc. ...............     432,897        22,874,278
MBNA Corp. ....................     233,975         7,709,476
                                               --------------
                                                   35,879,954
                                               --------------
                                                   74,968,828
                                               --------------
HEALTH CARE-21.1%
DRUGS-10.0%
Allergan, Inc. ................      55,000         4,702,500
American Home Products Corp. ..      98,500         5,756,340
Forest Laboratories, Inc. (a)..      59,000         4,189,000
Pfizer, Inc. ..................     300,000        12,015,000
Pharmacia Corp. ...............     115,400         5,302,630
Schering-Plough Corp. .........      90,000         3,261,600
                                               --------------
                                                   35,227,070
                                               --------------
MEDICAL PRODUCTS-3.2%
Medtronic, Inc. ...............     115,000         5,291,150
Stryker Corp. .................     110,000         6,033,500
                                               --------------
                                                   11,324,650
                                               --------------
MEDICAL SERVICES-7.9%
Cardinal Health, Inc. .........     119,300         8,231,700
Health Management Associates,
   Inc. Cl.A (a)...............     430,000         9,047,200
IMS Health, Inc. ..............     364,100        10,376,850
                                               --------------
                                                   27,655,750
                                               --------------
                                                   74,207,470
                                               --------------
CONSUMER SERVICES-17.8%
AIRLINES-0.5%
Southwest Airlines Co. ........     105,300         1,946,997
                                               --------------
BROADCASTING & CABLE-9.4%
AOL Time Warner, Inc. (a)......     211,500        11,209,500
AT&T Corp.-Liberty Media
   Group Cl.A (a)..............     758,056        13,258,399
Comcast Corp. Cl.A (a).........     197,000         8,549,800
                                               --------------
                                                   33,017,699
                                               --------------
CELLULAR COMMUNICATIONS-1.8%
AT&T Wireless Group (a)........     386,000         6,311,100
                                               --------------
ENTERTAINMENT & LEISURE-2.6%
Harley-Davidson, Inc. .........     192,400         9,058,192
                                               --------------
RETAIL-GENERAL MERCHANDISE-3.5%
Kohl's Corp. (a)...............     196,700        12,338,991
                                               --------------
                                                   62,672,979
                                               --------------
MULTI-INDUSTRY COMPANIES-6.5%
Danaher Corp. .................     100,800         5,644,800
Tyco International, Ltd. ......     317,044        17,278,898
                                               --------------
                                                   22,923,698
                                               --------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------

CONSUMER STAPLES-2.4%
RETAIL-FOOD & DRUG-2.4%
CVS Corp. .....................      46,600    $    1,798,760
Kroger Co. (a).................     259,000         6,475,000
                                               --------------
                                                    8,273,760
                                               --------------
UTILITIES-2.1%
ELECTRIC & GAS UTILITY-2.1%
AES Corp. (a)..................     172,500         7,426,125
                                               --------------
CAPITAL GOODS-2.0%
ENGINEERING & CONSTRUCTION-0.6%
Jacobs Engineering Group,
   Inc. (a)....................      30,000         1,956,900
                                               --------------
MISCELLANEOUS-1.4%
General Electric Co. ..........     102,800         5,011,500
                                               --------------
                                                    6,968,400
                                               --------------
ENERGY-2.0%
OIL SERVICE-2.0%
Baker Hughes, Inc. ............      92,000         3,082,000
Transocean Sedco Forex, Inc. ..      37,000         1,526,250
Weatherford International, Inc.      49,000         2,352,000
                                               --------------
                                                    6,960,250
                                               --------------

                                  Shares or
                                  Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------

TRANSPORTATION-1.3%
AIR FREIGHT-1.3%
United Parcel Service,
   Inc. Cl.B...................      80,000    $    4,624,000
                                               --------------
Total Common Stocks
   (cost $336,116,683).........                   345,502,230
                                               --------------
SHORT-TERM INVESTMENTS-1.5%
TIME DEPOSIT-0.1%
State Street Euro Dollar
   3.25%, 7/02/01..............       $ 209           209,000
                                               --------------
U.S. GOVERNMENT AGENCY-1.4%
Federal National Mortgage
   Association
   3.94%, 7/02/01..............       5,000         4,999,453
                                               --------------
Total Short-Term Investments
   (amortized cost
   $5,208,453).................                     5,208,453
                                               --------------
TOTAL INVESTMENTS-99.8%
(cost $341,325,136)............                   350,710,683
Other assets
   less liabilities-0.2%.......                       726,217
                                               --------------
NET ASSETS-100%................                $  351,436,900
                                               ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $341,325,136) ...    $ 350,710,683
   Cash ......................................................           73,857
   Collateral held for securities loaned .....................        3,156,000
   Receivable for investment securities sold .................          900,971
   Dividends and interest receivable .........................           93,559
                                                                  -------------
   Total assets ..............................................      354,935,070
                                                                  -------------
LIABILITIES
   Payable for collateral received on securities loaned ......        3,156,000
   Advisory fee payable ......................................          218,853
   Accrued expenses ..........................................          123,317
                                                                  -------------
   Total liabilities .........................................        3,498,170
                                                                  -------------
NET ASSETS ...................................................    $ 351,436,900
                                                                  =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................    $      19,379
   Additional paid-in capital ................................      388,843,392
   Accumulated net investment loss ...........................         (457,298)
   Accumulated net realized loss on investments ..............      (46,354,120)
   Net unrealized appreciation of investments ................        9,385,547
                                                                  -------------
                                                                  $ 351,436,900
                                                                  =============
Class A Shares
   Net assets ................................................    $ 270,352,880
                                                                  =============
   Shares of capital stock outstanding .......................       14,888,808
                                                                  =============
   Net asset value per share .................................    $       18.16
                                                                  =============
Class B Shares
   Net assets ................................................    $  81,084,020
                                                                  =============
   Shares of capital stock outstanding .......................        4,489,698
                                                                  =============
   Net asset value per share .................................    $       18.06
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11,253) .......    $    915,851
   Interest ...................................................         137,778
                                                                   ------------
   Total investment income ....................................       1,053,629
                                                                   ------------
EXPENSES
   Advisory fee ...............................................       1,388,709
   Distribution fee-Class B ...................................          82,583
   Custodian ..................................................          80,512
   Audit and legal ............................................          30,595
   Printing ...................................................          25,104
   Administrative .............................................          24,351
   Directors' fees ............................................             724
   Transfer agency ............................................             487
                                                                   ------------
   Total expenses .............................................       1,633,065
                                                                   ------------
   Net investment loss ........................................        (579,436)
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ...............     (25,577,390)
   Net realized loss on foreign currency transactions .........        (285,595)
   Net change in unrealized appreciation/depreciation of:
      Investments .............................................     (38,705,195)
      Foreign currency denominated assets and liabilities .....         (40,342)
                                                                   ------------
   Net loss on investments and foreign currency transactions ..     (64,608,522)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................    $(65,187,958)
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                 Six Months Ended        Year Ended
                                                                  June 30, 2001         December 31,
                                                                  (unaudited)              2000
                                                            ===================   ==================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss)..............................$        (579,436)    $       1,140,973
   Net realized gain (loss) on investments and
    foreign currency transactions........                          (25,862,985)           30,450,409
   Net change in unrealized appreciation/depreciation
     of investments and foreign currency
     denominated assets and liabilities...........................(38,745,537)         (118,842,392)
                                                             -----------------     -----------------
   Net decrease in net assets from operations.........            (65,187,958)          (87,251,010)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A.........................................              (773,424)             (301,829)
      Class B.......................................................(154,946)               (5,174)
   Net realized gain on investments
      Class A....................................................(39,844,242)          (43,806,324)
      Class B....................................................(11,138,060)           (1,270,971)
CAPITAL STOCK TRANSACTIONS
   Net increase...................................................56,743,804            82,693,317
                                                             -----------------     -----------------
   Total decrease................................................(60,354,826)          (49,941,991)
NET ASSETS
   Beginning of period............................................411,791,726           461,733,717
                                                             -----------------     -----------------
   End of period (including undistributed net
     investment income of $1,050,508 at December 31, 2000)...$     351,436,900     $     411,791,726
                                                             =================     =================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $24,351 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2001.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, the Portfolio received no such waivers/reimbursements.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2001, amounted to $673,094, of which $26,461 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations................................   $     284,720,458
U.S. government and agencies...............................                  -0-
Sales:
Stocks and debt obligations................................   $     255,329,104
U.S. government and agencies...............................                  -0-

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation..............................   $      55,823,800
Gross unrealized depreciation..............................         (46,438,253)
                                                              -----------------
Net unrealized appreciation................................   $       9,385,547
                                                              =================

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $16,969,730 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At June 30, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had loaned securities with a value of $3,034,940 and received cash collateral of $3,156,000. For the six months ended June 30, 2001, the Portfolio received fee income of $1,511 which is included in interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                          -----------------------------------------    -----------------------------------------
                                              SHARES                                      AMOUNT
                          -----------------------------------------    -----------------------------------------
                           Six Months Ended         Year Ended         Six Months Ended         Year Ended
                            June 30, 2001         December 31,          June 30, 2001         December 31,
                             (unaudited)              2000               (unaudited)              2000
                          ===================   ===================    ===================   ===================
Class A
Shares sold.............            494,904             2,744,844      $      11,999,949     $      84,455,094
Shares issued in
  reinvestment of
  dividends and
  distributions.........          2,189,632             1,426,064             40,617,667            44,108,153
Shares redeemed.........         (2,047,482)           (3,496,829)           (45,337,106)         (103,805,556)
                          -----------------     -----------------      -----------------     -----------------
Net increase............            637,054               674,079      $       7,280,510     $      24,757,691
                          =================     =================      =================     =================
Class B
Shares sold.............          2,212,668             2,100,467      $      49,016,423     $      60,743,129
Shares issued in
   reinvestment of
   dividends and
   distributions........            612,087                41,366             11,293,005             1,276,146
Shares redeemed.........           (500,666)             (146,376)           (10,846,134)           (4,083,649)
                          -----------------     -----------------      -----------------     -----------------
Net increase............          2,324,089             1,995,457      $      49,463,294     $      57,935,626
                          =================     =================      =================     =================

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                            -------------------------------------------------------------------------------------
                                                                   CLASS A
                             -------------------------------------------------------------------------------------
                             Six Months
                                Ended                              Year Ended December 31,
                            June 30, 2001     ====================================================================
                             (unaudited)         2000            1999         1998           1997         1996
                             ===========      ===========    ===========   ===========    ===========  ===========
Net asset value,
beginning of period ..        $   25.10      $     33.59    $     27.25   $     22.42    $     17.92  $     14.23
                            -----------      -----------    -----------   -----------    -----------  -----------
Income From Investment
Operations

Net investment
  income (loss) (a) ......         (.03)             .08            .03           .10            .07          .06(b)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ............       (3.76)           (5.36)          8.73          6.19           5.18         3.95
                            -----------      -----------    -----------   -----------    -----------  -----------
Net increase (decrease)
  in net asset
  value from operations ...       (3.79)           (5.28)          8.76          6.29           5.25         4.01
                            -----------      -----------    -----------   -----------    -----------  -----------
Less: Dividends and
Distributions

Dividends from net
  investment income .......        (.06)            (.02)          (.09)         (.06)          (.03)        (.04)

Distributions from
  net realized gains ....         (3.09)           (3.19)         (2.33)        (1.40)          (.72)        (.28)
                            -----------      -----------    -----------   -----------    -----------  -----------
Total dividends
  and distributions .....         (3.15)           (3.21)         (2.42)        (1.46)          (.75)        (.32)
                            -----------      -----------    -----------   -----------    -----------  -----------
Net asset value,
  end of period .........     $   18.16      $     25.10    $     33.59   $     27.25    $     22.42  $     17.92
                            ===========      ===========    ===========   ===========    ===========  ===========
Total Return
Total investment
  return based on net
  asset value (c) .......        (15.36)%         (17.51)%        34.47%        28.73%         30.02%       28.49%

Ratios/Supplemental Data

Net assets, end of period
   (000's omitted) .......   $  270,353      $   357,664    $   456,027   $   328,681    $   235,875  $   138,688

Ratio to average net assets of:
   Expenses, net of waivers
     and reimbursements ...         .84%(d)          .81%           .84%          .87%           .84%         .93%
   Expenses, before waivers
     and reimbursements ...         .84%(d)          .81%           .84%          .87%           .84%         .93%
   Net investment income (loss)    (.26)%(d)         .26%           .12%          .43%           .37%         .35%(b)
Portfolio turnover rate ...          69%              58%            54%           62%            62%          98%

--------------------------------------------------------------------------------

See footnote summary on page 13.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 -------------------------------------------------
                                                                                           CLASS B
                                                                 -------------------------------------------------
                                                                  Six Months            Year         June 1, 1999(e)
                                                                    Ended              Ended              to
                                                               June 30, 2001        December 31,     December 31,
                                                                 (unaudited)            2000              1999
                                                               =============        ============     ============
Net asset value, beginning of period .........................  $     24.99         $    33.54        $    26.83
                                                                  ----------         ----------        ----------
Income From Investment Operations
Net investment income (loss) (a) .............................         (.06)               .04              (.03)
Net realized and unrealized gain (loss) on
  investment and foreign currency
   transactions ..............................................        (3.74)             (5.39)             6.74
                                                                  ----------         ----------        ----------
Net increase (decrease) in net asset value from operations ...        (3.80)             (5.35)             6.71
                                                                  ----------         ----------        ----------
Less: Dividends and Distributions
Dividends from net investment income .........................         (.04)              (.01)               -0-
Distributions from net realized gains ........................        (3.09)             (3.19)               -0-
                                                                 ----------         ----------        ----------
Total dividends and distributions ............................        (3.13)             (3.20)               -0-
                                                                  ----------        ----------
Net asset value, end of period ...............................    $   18.06         $    24.99        $    33.54
                                                                  ==========         ==========        ==========
Total Return
Total investment return based on net asset value (c) .........       (15.46)%           (17.75)%           25.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................   $   81,084         $   54,127        $    5,707
Ratio to average net assets of:
   Expenses ..................................................         1.09%(d)           1.08%             1.12%(d)
   Net investment income (loss) ..............................         (.54)%(d)           .13%             (.20)%(d)
Portfolio turnover rate ......................................           69%                58%               54%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Matthew Bloom, Vice President
Thomas J. Borders, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                                    ALLIANCE
                              ---------------------
                                VARIABLE PRODUCTS
                              ---------------------
                                   SERIES FUND
                              ---------------------
                                U.S. GOVERNMENT/
                              ---------------------
                              HIGH GRADE SECURITIES
                              ---------------------
                                    PORTFOLIO
                              ---------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                           Investment Products Offered
                           ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                           ---------------------------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

                                                      Principal
                                                        Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
   OBLIGATIONS-63.7%
FEDERAL AGENCIES-46.1%
Federal Home Loan Mortgage
   Corporation
   5.25%, 2/15/04 ........................             $2,500       $ 2,519,925
   6.00%, 6/15/11 ........................                450           443,529
Federal National Mortgage
   Association
   6.00%, 12/15/05 .......................              3,480         3,549,043
   6.00%, 3/01/29 ........................              1,188         1,144,338
   6.00%, 3/01/29 ........................              1,024           985,811
   6.00%, 6/01/29 ........................                 27            26,346
   6.00%, 4/01/31 ........................                150           143,649
   6.00%, 7/25/31 ........................                750           719,767
   6.50%, 2/01/16 ........................              3,346         3,354,424
   6.50%, 7/25/16 ........................                725           726,813
   6.50%, 7/01/30 ........................              1,446         1,424,746
   6.50%, 4/01/31 ........................                199           196,009
   6.50%, 7/25/31 ........................              3,595         3,537,696
   6.63%, 10/15/07 .......................              2,330         2,433,755
   6.75%, 8/15/02 ........................              1,130         1,161,606
   7.00%, 2/01/12 ........................              1,226         1,249,806
   7.00%, 2/01/15 ........................              1,635         1,662,672
   7.00%, 12/01/15 .......................                334           340,039
   7.50%, 6/01/31 ........................              6,458         6,588,994
Government National Mortgage
   Association
   6.50%, 1/15/29 ........................              2,133         2,111,133
                                                                    -----------
                                                                     34,320,101
                                                                    -----------
U.S. TREASURY
   SECURITIES-17.6%
U.S. Treasury Bonds
   5.375%, 2/15/31 .......................                500           473,750
   8.125%, 8/15/19 .......................              2,820         3,511,323
   8.75%, 11/15/08 .......................                980         1,069,582
   12.00%, 8/15/13 .......................                840         1,162,484
U.S. Treasury Notes
   4.625%, 5/15/06 .......................              2,715         2,677,669
   5.75%, 8/15/03 ........................              1,810         1,861,458
   6.50%, 5/31/02 ........................              2,300         2,353,912
                                                                    -----------
                                                                     13,110,178
                                                                    -----------
Total U.S. Government/Agency
   Obligations
   (cost $46,944,770) ....................                           47,430,279
                                                                    -----------
CORPORATE DEBT
   OBLIGATIONS-30.4%
AUTOMOTIVE-0.9%
Daimler-Chrysler NA Holding Corp.
   6.40%, 5/15/06 ........................                710           704,864
                                                                    -----------
BANKING-6.3%
Bank One Corp.
   7.625%, 10/15/26 ......................                205           212,072
   7.875%, 8/01/10 .......................                400           428,785
Barclays Bank Plc
   8.55%, 9/29/49 (a) ....................                415           448,782
Chase Manhattan Corp.
   6.375%, 4/01/08 .......................                345           341,277
Citicorp
   6.375%, 11/15/08 ......................                350           346,434
Citigroup, Inc.
   7.25%, 10/01/10 .......................                450           467,122
Great Western Financial Trust II
   8.206%, 2/01/27 .......................                700           691,164
Sanwa Bank, Ltd.
   7.40%, 6/15/11 ........................                260           251,176
St. George Bank, Ltd.
   7.15%, 10/15/05 (a) ...................                500           512,676
Standard Chartered Bank
   8.00%, 5/30/31 ........................                260           264,134
Unicredito Italiano Capital Trust
   9.20%, 10/29/49 (a) ...................                575           625,289
Wachovia Corp.
   6.375%, 4/15/03 .......................                 75            76,816
                                                                    -----------
                                                                      4,665,727
                                                                    -----------
BROADCASTING/MEDIA-2.0%
AT&T Corp.- Liberty
   Media Group
   8.25%, 2/01/30 ........................                155           133,605
Time Warner Entertainment Co.
   8.375%, 3/15/23 .......................                425           462,583
   8.375%, 7/15/33 .......................                850           926,725
                                                                    -----------
                                                                      1,522,913
                                                                    -----------
COMMUNICATIONS-3.2%
British Telecommunications Plc
   8.875%, 12/15/30 ......................                650           711,217
Qwest Capital Funding, Inc.
   7.90%, 8/15/10 ........................              1,000         1,034,774
Sprint Capital Corp.
   7.625%, 1/30/11 .......................                200           198,776
WorldCom, Inc.
   8.25%, 5/15/31 ........................                460           452,428
                                                                    -----------
                                                                      2,397,195
                                                                    -----------
COMMUNICATIONS-
   MOBILE-0.6%
AT&T Wireless Services Inc.
   8.75%, 3/01/31 (a) ....................                430           447,949
                                                                    -----------
ENERGY-0.8%
Amerada Hess Corp.
   7.875%, 10/01/29 ......................                280           296,797
The Williams Companies, Inc.
   7.50%, 1/15/31 (a) ....................                335           314,895
                                                                    -----------
                                                                        611,692
                                                                    -----------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                    Principal
                                                      Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
ENTERTAINMENT &
   LEISURE-1.7%
The Walt Disney Co.
   4.875%, 7/02/04 ..........................         $1,250        $ 1,228,964
                                                                    -----------
FINANCIAL-7.5%
Associates Corp. N.A
   5.75%, 11/01/03 ..........................            575            580,035
Household Finance Corp.
   5.875%, 11/01/02 .........................          1,150          1,164,789
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10 ..........................            575            606,823
Merrill Lynch & Co., Inc.
   5.35%, 6/15/04 ...........................          1,800          1,803,798
Morgan Stanley Dean Witter
   & Co.
   6.10%, 4/15/06 ...........................            675            675,112
Washington Mutual Financial
   Corp.
   6.875%, 5/15/11 ..........................            725            723,583
                                                                    -----------
                                                                      5,554,140
                                                                    -----------
FOOD/BEVERAGE-0.9%
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ...........................            700            702,125
                                                                    -----------
INDUSTRIAL-0.9%
Tyco International Group S.A.
   6.375%, 2/15/06 ..........................            630            636,325
                                                                    -----------
NON-AIR
   TRANSPORTATION-0.4%
Union Pacific Corp.
   6.625%, 2/01/29 ..........................            350            315,202
                                                                    -----------
PUBLIC UTILITIES-
   ELECTRIC & GAS-2.5%
Cilcorp, Inc.
   9.375%, 10/15/29 .........................            325            359,042
KeySpan Corp.
   7.25%, 11/15/05 ..........................            275            288,108
Progress Energy, Inc.
   7.75%, 3/01/31 ...........................            140            144,930
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11 (a) .......................            710            705,378
TXU Corp.
   6.375%, 6/15/06 ..........................            200            197,813
   6.375%, 1/01/08 ..........................            165            158,340
                                                                    -----------
                                                                      1,853,611
                                                                    -----------
RETAIL-0.7%
Wal-Mart Stores, Inc.
   6.875%, 8/10/09 ..........................            500            518,010
                                                                    -----------
SOVEREIGN-1.2%
Quebec Province
   7.50%, 9/15/29 ...........................            250            265,323
State of Qatar
   9.75%, 6/15/30 (a) .......................            180            205,369
United Mexican States
   8.375%, 1/14/11 ..........................            445            449,005
                                                                    -----------
                                                                        919,697
                                                                    -----------
SUPRANATIONALS-0.8%
International Bank For
   Reconstruction &
   Development
   5.00%, 3/28/06 ...........................            600            586,073
                                                                    -----------
Total Corporate Debt
   Obligations
   (cost $22,236,197) .......................                        22,664,487
                                                                    -----------
ASSET BACKED
   SECURITIES-5.8%
Citibank Credit Card
   Issuance Trust
   Series 2000-A3
   6.875%, 11/15/09 .........................          1,475          1,526,964
Citibank Credit Card
   Master Trust I
   Series 1997-6A
   6.323%, 8/15/06 ..........................            875            739,104
Discover Card
   Master Trust I
   Series 1999-6A
   6.85%, 7/17/07 ...........................            735            765,774
Discover Card
   Master Trust I
   Series 2000-9A
   6.35%, 7/15/08 ...........................            560            572,381
Fleet Credit Card
   Master Trust II
   Series 2001-B
   5.60%, 12/15/08 ..........................            700            690,816
                                                                    -----------
   (cost $4,273,491) ........................                         4,295,039
                                                                    -----------
COMMERCIAL
   MORTGAGE BACKED
   SECURITIES-1.5%
Bear Stearns Commercial
   Mortgage
   Securities Inc.
   6.48%, 4/15/11 ...........................            725            715,807
GS Mortgage Securities
   Corp. II
   6.624%, 5/03/11 ..........................            410            405,646
                                                                    -----------
   (cost $1,138,885) ........................                         1,121,453
                                                                    -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                    Principal
                                                      Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENT-3.0%
TIME DEPOSIT-3.0%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost
   $2,239,000) ..................................      $2,239       $ 2,239,000
                                                                    -----------
TOTAL
   INVESTMENTS-104.4%
   (cost $76,832,343) ...........................                    77,750,258
Other assets less liabilities-(4.4%) ............                    (3,300,029)
                                                                    -----------
NET ASSETS-100% .................................                   $74,450,229
                                                                    ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 2001, the aggregate market value of these securities amounted to $3,260,338 or 4.4% of net assets.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $76,832,343) ....     $ 77,750,258
   Cash ......................................................              932
   Receivable for investment securities sold .................        1,654,187
   Interest receivable .......................................          887,143
                                                                   ------------
   Total assets ..............................................       80,292,520
                                                                   ------------
LIABILITIES
   Payable for investment securities purchased ...............        5,750,173
   Advisory fee payable ......................................           36,170
   Accrued expenses ..........................................           55,948
                                                                   ------------
   Total liabilities .........................................        5,842,291
                                                                   ------------
NET ASSETS ...................................................     $ 74,450,229
                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................     $      6,497
   Additional paid-in capital ................................       74,313,644
   Undistributed net investment income .......................        1,716,639
   Accumulated net realized loss on investments ..............       (2,504,466)
   Net unrealized appreciation of investments ................          917,915
                                                                   ------------
                                                                   $ 74,450,229
                                                                   ============

Class A Shares
   Net assets ................................................     $ 69,639,796
                                                                   ============
   Shares of capital stock outstanding .......................        6,075,944
                                                                   ============
   Net asset value per share .................................     $      11.46
                                                                   ============
Class B Shares
   Net assets ................................................     $  4,810,433
                                                                   ============
   Shares of capital stock outstanding .......................          421,316
                                                                   ============
   Net asset value per share .................................     $      11.42
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (unaudited)
                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...........................................................     $ 2,049,086
                                                                            -----------
EXPENSES
   Advisory fee .......................................................         203,396
   Distribution fee - Class B .........................................           5,471
   Custodian ..........................................................          40,587
   Administrative .....................................................          34,474
   Audit and legal ....................................................          16,246
   Printing ...........................................................           8,183
   Directors' fees ....................................................             960
   Transfer agency ....................................................             518
   Miscellaneous ......................................................             527
                                                                            -----------
   Total expenses .....................................................         310,362
                                                                            -----------
   Net investment income ..............................................       1,738,724
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions .......................         974,873
   Net change in unrealized appreciation/depreciation of investments ..        (790,297)
                                                                            -----------
   Net gain on investments ............................................         184,576
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................     $ 1,923,300
                                                                            ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                          Six Months Ended     Year Ended
                                                                            June 30, 2001     December 31,
                                                                             (unaudited)          2000
                                                                          ================    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..............................................     $  1,738,724      $  3,465,389
   Net realized gain (loss) on investments ............................          974,873        (1,416,162)
   Net change in unrealized appreciation/depreciation of investments ..         (790,297)        4,129,962
                                                                            ------------      ------------
   Net increase in net assets from operations .........................        1,923,300         6,179,189
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ..........................................................       (3,237,848)       (3,308,824)
     Class B ..........................................................         (225,880)          (89,188)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) ............................................       14,193,618        (2,925,641)
                                                                            ------------      ------------
   Total increase (decrease) ..........................................       12,653,190          (144,464)
NET ASSETS
   Beginning of period ................................................       61,797,039        61,941,503
                                                                            ------------      ------------
   End of period (including undistributed net investment income of
     $1,716,639 and $3,441,643, respectively) .........................     $ 74,450,229      $ 61,797,039
                                                                            ============      ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $51,917 reduction in cost of investments and a corresponding $51,917 increase in net unrealized appreciation/ depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $53,312, increase net unrealized appreciation (depreciation) by $24,768, and increase net realized gains (losses) by $28,544. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .60% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $34,474 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2001.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, the Portfolio received no such waivers/reimbursements.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

                                          Alliance Variable Products Series Fund
================================================================================

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations ...........................             $21,284,069
U.S. government and agencies ..........................              73,887,949
Sales:
Stocks and debt obligations ...........................             $ 8,090,633
U.S. government and agencies ..........................              69,108,041

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................             $ 1,159,934
Gross unrealized depreciation .........................                (242,019)
                                                                    -----------
Net unrealized appreciation ...........................             $   917,915
                                                                    ===========

At December 31, 2000, for federal income tax purposes, the Portfolio had a net capital loss carryforward of $3,445,130 of which $1,546,295 expires in the year 2007, and $1,898,835 expires in the year 2008.

Capital losses incurred after October 31 ("post-October losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $7,336 during the fiscal year.

Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had no securities on loan. For the six months ended June 30, 2001, the Portfolio received fee income of $2,840 which is included in interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows.

                                        --------------------------------     ----------------------------------
                                                     SHARES                                 AMOUNT
                                        --------------------------------     ----------------------------------
                                        Six Months Ended     Year Ended      Six Months Ended       Year Ended
                                          June 30, 2001     December 31,       June 30, 2001       December 31,
                                           (unaudited)          2000            (unaudited)            2000
                                        ================    ============     ================      ============
Class A
Shares sold ........................        1,199,021           666,409        $ 14,218,826        $  7,513,963
Shares issued in reinvestment of
   dividends .......................          280,819           305,524           3,237,848           3,308,824
Shares redeemed ....................         (383,334)       (1,406,462)         (4,562,654)        (15,772,586)
                                           ----------        ----------        ------------        ------------
Net increase (decrease) ............        1,096,506          (434,529)       $ 12,894,020        $ (4,949,799)
                                           ==========        ==========        ============        ============

Class B
Shares sold ........................          219,763           255,354        $  2,594,993        $  2,849,180
Shares issued in reinvestment of
   dividends .......................           19,659             8,258             225,880              89,188
Shares redeemed ....................         (129,647)          (80,914)         (1,521,275)           (914,210)
                                           ----------        ----------        ------------        ------------
Net increase .......................          109,775           182,698        $  1,299,598        $  2,024,158
                                           ==========        ==========        ============        ============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------------------
                                                                       CLASS A
                                   -------------------------------------------------------------------------------
                                     Six Months
                                        Ended                             Year Ended December 31,
                                   June 30, 2001 (a)     =========================================================
                                     (unaudited)          2000       1999        1998         1997          1996
                                  =================     =======    =======     =======      =======       =======
Net asset value, beginning of period ..$ 11.68          $ 11.18    $ 12.27     $ 11.93      $ 11.52       $ 11.66
                                       -------          -------    -------     -------      -------       -------
Income From Investment Operations
Net investment income (b) ................30              .67        .64         .63(c)       .68(c)        .66(c)
Net realized and unrealized gain (loss)
   on investment transactions ............ .06              .52       (.94)        .32          .29          (.39)
                                       -------          -------    -------     -------      -------       -------
Net increase (decrease) in net asset
   value from operations ................. .36             1.19       (.30)        .95          .97           .27
                                       -------          -------    -------     -------      -------       -------
Less: Dividends and Distributions
Dividends from net investment income ...  (.58)            (.69)      (.49)       (.55)        (.54)         (.28)
Distributions from net realized gains ....  -0-              -0-      (.30)       (.06)        (.02)         (.13)
                                       -------          -------    -------     -------      -------       -------
Total dividends and distributions ....... (.58)            (.69)      (.79)       (.61)        (.56)         (.41)
                                       -------          -------    -------     -------      -------       -------
Net asset value, end of period ....... $ 11.46          $ 11.68    $ 11.18     $ 12.27      $ 11.93       $ 11.52
                                       =======          =======    =======     =======      =======       =======
Total Return
Total investment return based on
   net asset value (d) .................. 3.02%           11.08%     (2.45)%      8.22%        8.68%         2.55%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................     $69,640          $58,170    $60,504     $58,418      $36,198       $29,150
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements ..............         .90%(e)          .95%       .86%        .78%         .84%          .92%
   Expenses, before waivers and
     reimbursements ....................   .90%(e)          .95%       .86%        .91%         .84%          .98%
   Net investment income ..............5.14%(e)         5.95%      5.51%       5.24%(c)     5.89%(c)      5.87%(c)
Portfolio turnover rate ................117%             236%       172%        235%         114%          137%

--------------------------------------------------------------------------------

See footnote summary on page 12.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    ------------------------------------------------
                                                                          CLASS B
                                                    ------------------------------------------------
                                                          Six Months          Year          June 2,
                                                           Ended             Ended       1999 (f) to
                                                    June 30, 2001 (a)    December 31,   December 31,
                                                          (unaudited)           2000           1999
                                                    =================    ============   ============
Net asset value, beginning of period .....................$11.64            $11.16         $11.13
                                                          ------            ------         ------
Income From Investment Operations
Net investment income (b) .................................  .29               .63            .33
Net realized and unrealized gain (loss)
  on investment transactions ..............................  .05               .53           (.30)
                                                           ------            ------         ------
Net increase in net asset value from operations ..............34              1.16            .03
                                                           ------            ------         ------
Less: Dividends
Dividends from net investment income ...................... (.56)             (.68)            -0-
                                                          ------            ------         ------
Net asset value, end of period .......................... $11.42            $11.64         $11.16
                                                          ======            ======         ======
Total Return
Total investment return based on net asset value (d) .....  2.92%            10.84%           .27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............... $4,810            $3,627         $1,438
Ratio to average net assets of:
   Expenses .............................................  1.15%(e)          1.20%          1.15%(e)
   Net investment income ................................  4.90%(e)          5.67%          5.48%(e)
Portfolio turnover rate ..................................  117%              236%           172%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the six months ended June 30, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.02 and $.02, increase net realized and unrealized gains and losses per share by $.02 and $.02, and decrease the ratio of net investment income to average net assets from 5.46% to 5.14% and 5.21% to 4.90%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                                    ALLIANCE
                          -----------------------------
                                VARIABLE PRODUCTS
                          -----------------------------
                                   SERIES FUND
                          -----------------------------
                              HIGH-YIELD PORTFOLIO
                          -----------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
                                     (000)       U.S. $ Value
-------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-71.9%
AIR TRANSPORTATION-0.5%
US Airways, Inc.
   10.375%, 3/01/13 (a)........        $135    $      132,735
                                               --------------
AUTOMOTIVE-1.4%
Collins & Aikman Products
   11.50%, 4/15/06 (a).........          65            61,750
Delco Remy International, Inc.
   11.00%, 5/01/09 (a)(b)......          85            88,825
Dura Operating Corp.
   9.00%, 5/01/09 (a)..........          90            85,050
   9.00%, 5/01/09 (a)(b).......          25            23,625
Hayes Lemmerz International, Inc.
   11.875%, 6/15/06 (a)(b).....         125           122,813
                                               --------------
                                                      382,063
                                               --------------
BANKING-2.0%
Chohung Bank Co., Ltd.
   11.875%, 4/01/10 (a)(b).....         150           155,895
Golden State Holdings
   6.75%, 8/01/01 (a)..........         100            99,948
Hanvit Bank
   12.75%, 3/01/10 (a)(b)......         250           268,750
                                               --------------
                                                      524,593
                                               --------------
BROADCASTING/MEDIA-3.2%
Allbritton Communications Co.
   8.875%, 2/01/08 (a).........         250           250,000
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 (a).........         500           507,500
Mediacom Broadband LLC
   11.00%, 7/15/13 (a)(b)......          40            40,900
Primedia, Inc.
   8.875%, 5/15/11 (a)(b)......          50            46,500
                                               --------------
                                                      844,900
                                               --------------
BUILDING/REAL ESTATE-2.1%
LNR Property Corp.
   10.50%, 1/15/09 (a).........         370           371,850
Meritage Corp.
   9.75%, 6/01/11 (a)(b).......          60            60,000
Schuler Homes, Inc.
   9.375%, 7/15/09 (a)(b)......          65            65,325
   10.50%, 7/15/11 (a)(b)......          60            60,300
                                               --------------
                                                      557,475
                                               --------------
CABLE-9.2%
Adelphia Communications Corp.
   10.25%, 6/15/11 (a).........         105           103,950
   10.875%, 10/01/10 (a).......         125           127,187
Charter Communications
   Holdings LLC
   9.625%, 11/15/09 (a)(b).....          60            60,375
   10.00%, 5/15/11 (a)(b)......          35            35,700
   10.75%, 10/01/09 (a)........         635           671,512
   11.75%, 5/15/11 (a)(b)(c)...         445           260,325
Comcast UK Cable Partners, Ltd.
   11.20%, 11/15/07 (a)(c).....         250           171,250
EchoStar DBS Corp.
   9.25%, 2/01/06 (a)..........         300           297,000
   9.375%, 2/01/09 (a).........         350           344,750
NTL Communications Corp.
   11.50%, 10/01/08 (a)........          30            19,950
Telewest Communications Plc
   11.00%, 10/01/07 (a)(c))....         300           254,250
United Pan-Europe
   Communications NV
   Series B
   13.75%, 2/01/10 (a).........         100            15,500
   14.50%, 7/15/08 (a).........         265            86,788
                                               --------------
                                                    2,448,537
                                               --------------
CHEMICALS-3.2%
Avecia Group Plc
   11.00%, 7/01/09 (a).........         300           300,000
Equistar Chemicals LP
   8.50%, 2/15/04 (a)..........          50            48,400
Georgia Gulf Corp.
   10.375%, 11/01/07 (a).......         150           153,750
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 (a)........         300           297,000
Millennium America, Inc.
   9.25%, 6/15/08 (a)(b).......          40            40,000
                                               --------------
                                                      839,150
                                               --------------
COMMUNICATIONS-0.6%
Tele1 Europe Holding AB
   11.875%, 12/01/09(a)........          35            17,500
Tritel PCS, Inc.
   10.375%, 1/15/11 (a)(b).....         150           138,000
                                               --------------
                                                      155,500
                                               --------------
COMMUNICATIONS - FIXED-1.7%
Allegiance Telecom Inc.
   12.875%, 5/15/08 (a)........          40            35,400
Level 3 Communications, Inc.
   11.00%, 3/15/08 (a).........         275           122,375
McLeod Usa, Inc.
   11.375%, 1/01/09 (a)........         155            98,425
Metromedia Fiber Network, Inc.
   10.00%, 11/15/08 (a)........          30            11,550
   10.00%, 12/15/09 (a)........          30            11,550
Time Warner Telecom, Inc.
   10.125%, 2/01/11 (a)........          80            72,400
Williams Communications
   Group, Inc.
   11.70%, 8/01/08 (a).........          85            35,700
   11.875%, 8/01/10 (a)........         135            56,700
                                               --------------
                                                      444,100
                                               --------------

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
                                     (000)       U.S. $ Value
-------------------------------------------------------------
COMMUNICATIONS - MOBILE-7.4%
American Cellular Corp.
   9.50%, 10/15/09 (a)(b)......        $125    $      118,125
Dobson/Sygnet
   Communications
   12.25%, 12/15/08 (a)........         200           203,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (a)(d)......         550            25,438
Microcell Telecommunications, Inc.
   17.83%, 6/01/06 (a).........          75            55,875
Nextel Communications, Inc.
   5.25%, 1/15/10 (a)..........         205           126,075
   9.375%, 11/15/09 (a)........          10             7,950
   10.65%, 9/15/07 (a)(c)......          60            42,525
Nextel International, Inc.
   12.75%, 8/01/10 (a).........          80            25,600
Nextel Partners, Inc.
   11.00%, 3/15/10 (a).........         135           106,650
Rogers Wireless
   Communications, Inc.
   9.625%, 5/01/11 (a)(b)......          60            60,600
TeleCorp PCS, Inc.
   10.625%, 7/15/10 (a)........         500           472,500
   11.625%, 4/15/09 (a)(c).....         250           157,500
Triton PCS, Inc.
   11.00%, 5/01/08 (a).........          50            40,562
Voicestream Wireless Co.
   10.375%, 11/15/09 (a).......         450           515,250
                                               --------------
                                                    1,957,650
                                               --------------
CONGLOMERATES-0.2%
Netia Holdings BV
   11.25%, 11/01/07 (a)(c).....         125            49,375
                                               --------------
CONSUMER MANUFACTURING-0.2%
Playtex Products, Inc.
   9.375%, 6/01/11 (a)(b)......          60            61,350
                                               --------------
CORPORATE-1.3%
Lyondell Chemical Co.
   10.875%, 5/01/09 (a)........         350           344,750
                                               --------------
ENERGY-2.0%
Chesapeake Energy Corp.
   8.125%, 4/01/11 (a)(b)......         130           122,200
Dresser, Inc.
   9.375%, 4/15/11 (a)(b)......          60            61,050
EOTT Energy Partners LP
   11.00%, 10/01/09 (a)........          75            80,625
Lone Star Technologies, Inc.
   9.00%, 6/01/11 (a)(b).......          50            48,500
PG&E National Energy Group, Inc.
   10.375%, 5/16/11 (a)(b).....         155           154,951
Range Resources Corp.
   8.75%, 1/15/07 (a)(b).......          75            72,750
                                               --------------
                                                      540,076
                                               --------------
ENTERTAINMENT & LEISURE-1.0%
Six Flags, Inc.
   9.50%, 2/01/09 (a)(b).......         100           100,375
   9.75%, 6/15/07 (a)..........         100           101,000
   10.00%, 4/01/08 (a)(c)......          70            56,875
                                               --------------
                                                      258,250
                                               --------------
FINANCIAL-4.8%
Conseco, Inc.
   8.75%, 2/09/04 (a)..........         175           166,250
Dime Bancorp, Inc.
   9.00%, 12/19/02 (a).........         150           155,474
Finova Capital Corp.
   7.125%, 5/01/02 (a).........          55            52,097
   7.25%, 11/08/04 (a).........         165           153,410
Intrawest Corp.
   10.50%, 2/01/10 (a).........         150           156,750
Renaissancere Capital Trust
   8.54%, 3/01/27 (a)..........         175           142,643
Safeco Capital Trust I
   8.072%, 7/15/37 (a).........         385           329,662
W.R. Berkley Capital Trust
   8.197%, 12/15/45 (a)........         100            80,707
Willis Corroon Corp.
   9.00%, 2/01/09 (a)..........          35            35,612
                                               --------------
                                                    1,272,605
                                               --------------
FOOD/BEVERAGE-0.4%
Chiquita Brands International, Inc.
   10.00%, 6/15/09 (a).........         100            68,250
Del Monte Corp.
   9.25%, 5/15/11 (a)(b).......          35            35,175
                                               --------------
                                                      103,425
                                               --------------
GAMING-3.4%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 (a)(b)......         125           131,250
Mandalay Resort Group
   10.25%, 8/01/07 (a).........         300           315,750
MGM Mirage, Inc.
   8.375%, 2/01/11 (a).........         150           151,688
Park Place Entertainment Corp.
   9.375%, 2/15/07 (a).........         300           316,125
                                               --------------
                                                      914,813
                                               --------------
HEALTHCARE-3.9%
Concentra Operating Corp.
   13.00%, 8/15/09 (a).........         190           204,725
HCA-The Healthcare Co.
   7.875%, 2/01/11 (a).........         375           378,848
Iasis Healthcare Corp.
   13.00%, 10/15/09 (a)........         300           319,500
Triad Hospitals, Inc.
   8.75%, 5/01/09 (a)(b).......          65            66,462
   11.00%, 5/15/09 (a).........          70            75,775
                                               --------------
                                                    1,045,310
                                               --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                   Shares or
                                   Principal
                                    Amount
                                     (000)       U.S. $ Value
-------------------------------------------------------------
HOME FURNISHINGS-0.3%
Sealy Mattress Co.
   9.875%, 12/15/07 (a)(b).....        $ 80    $       79,400
                                               --------------
HOTEL/LODGING-2.3%
Extended Stay America, Inc
   9.875%, 6/15/11 (a)(b)......          60            59,850
Felcor Lodging LP
   8.50%, 6/01/11 (a)(b).......          30            28,800
   9.50%, 9/15/08 (a)(b).......         100           101,000
Host Marriot LP
   9.25%, 10/01/07 (a).........         410           414,100
                                               --------------
                                                      603,750
                                               --------------
INDUSTRIAL-3.7%
Amtrol, Inc.
   10.625%, 12/31/06 (a).......         145           119,625
Applied Extrusion
   Technologies, Inc.
   10.75%, 7/01/11 (a)(b)......         105           106,575
Flowserve Corp.
   12.25%, 8/15/10 (a).........         250           268,750
Hexcel Corp.
   9.75%, 1/15/09 (a)..........          75            72,000
   9.75%, 1/15/09 (a)(b).......          50            48,000
LIN Holdings Co.
   10.00%, 3/01/08 (a).........          75            58,875
Resolution Performance
   13.50%, 11/15/10 (a)........         100           109,000
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09 (a)........         500            77,500
Service Corp. International
   6.00%, 12/15/05 (a).........         105            87,675
   6.30%, 3/15/20 (a)..........          10             9,375
   6.50%, 3/15/08 (a)..........          30            24,300
                                               --------------
                                                      981,675
                                               --------------
MINING & METALS-0.2%
Republic Technologies
   International
   13.75%, 7/15/09 (a).........         500            60,000
   warrants, expiring
   7/15/09 (b)(e)..............         500                 5
                                               --------------
                                                       60,005
                                               --------------
PAPER/PACKAGING-5.4%
Doman Industries, Ltd.
   12.00%, 7/01/04 (a).........         400           412,000
Owens-Illinois, Inc.
   7.80%, 5/15/18 (a)..........          85            53,125
   7.85%, 5/15/04 (a)..........          55            44,275
Pliant Corp.
   warrants,
   expiring 6/01/10 (b)(e).....         125                12
Riverwood International Corp.
   10.625%, 8/01/07 (a)........         350           360,500
Stone Container Corp.
   9.25%, 2/01/08 (a)(b).......         200           204,250
   9.75%, 2/01/11 (a)(b).......         250           256,250
Tembec Industries, Inc.
   8.625%, 6/30/09 (a).........         100           102,500
                                               --------------
                                                    1,432,912
                                               --------------
PETROLEUM PRODUCTS-0.6%
Frontier Oil Corp.
   11.75%, 11/15/09 (a)........         150           161,250
                                               --------------
PUBLIC UTILITIES -
   ELECTRIC & GAS-3.9%
AES Corp.
   8.875%, 2/15/11 (a).........         160           156,000
   9.375%, 9/15/10 (a)(b)......         200           203,000
Calpine Canada Energy Finance
   8.50%, 5/01/08 (a)..........         320           312,383
Calpine Corp.
   8.625%, 8/15/10 (a).........          75            72,692
CMS Energy Corp.
   8.50%, 4/15/11 (a)..........          60            58,370
Northeast Utilities
   8.38%, 3/01/05 (a)..........          10             9,841
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 (a)........         200           215,509
                                               --------------
                                                    1,027,795
                                               --------------
PUBLISHING-0.2%
Quebecor Media, Inc.
   11.125%, 7/15/11 (a)(b).....          60            60,075
                                               --------------
RETAIL-1.4%
Jostens, Inc.
   12.75%, 5/01/10 (a).........         200           204,000
   warrants,
   expiring 5/01/10 (b)(e).....         200             3,025
Rite Aid Corp.
   11.25%, 7/01/08 (a)(b)......         100           101,375
Saks, Inc.
   8.25%, 11/15/08 (a).........          65            59,475
                                               --------------
                                                      367,875
                                               --------------
SERVICES-4.0%
Allied Waste North America, Inc.
   8.875%, 4/01/08 (a)(b)......         200           206,250
   10.00%, 8/01/09(a)..........         500           516,250
Avis Rent a Car, Inc.
   11.00%, 5/01/09 (a).........         250           280,313
Stewart Enterprises, Inc.
   10.75%, 7/01/08 (a)(b)......          50            51,750
                                               --------------
                                                    1,054,563
                                               --------------
TECHNOLOGY-1.4%
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 (a)........         150           144,750
   10.50%, 2/01/09 (a).........         100            98,000
Filtronic Plc
   10.00%, 12/01/05 (a)........         200           141,500
                                               --------------
                                                      384,250
                                               --------------
Total Corporate Debt Obligations
   (cost $20,644,185)..........                    19,090,207
                                               --------------

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   Shares or
                                   Principal
                                    Amount
                                     (000)       U.S. $ Value
-------------------------------------------------------------
PREFERRED STOCKS-6.0%
CABLE-2.2%
CSC Holdings, Inc. (f).........     $ 5,427    $      580,689
                                               --------------
COMMUNICATIONS-1.1%
Global Crossing Holdings, Ltd.
   10.50%, 6/01/02 (f).........       5,000           288,750
                                               --------------
COMMUNICATIONS - FIXED-0.9%
Intermedia Communication
   13.50%, 3/31/09 (f).........         242           242,299
XO Communications, Inc.
   14.00%, 2/01/09 (f).........          70               333
                                               --------------
                                                      242,632
                                               --------------
COMMUNICATIONS - MOBILE-1.3%
Nextel Communications, Inc.
   11.125%, 2/15/03 (f)........         637           350,350
                                               --------------
FINANCIAL-0.5%
Sovereign Real Estate Investor
   Trust
   12.00%, 8/29/49 (a)(b)(f)...         130           130,000
                                               --------------
Total Preferred Stocks
   (cost $1,928,926)...........                     1,592,421
                                               --------------
SOVEREIGN DEBT OBLIGATION-0.9%
United Mexican States
   11.375%, 9/15/16
   (cost $223,074) (a).........         190           228,475
                                               --------------
SHORT-TERM INVESTMENT-19.3%
TIME DEPOSIT-19.3%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost
   $5,128,000).................       5,128         5,128,000
                                               --------------
TOTAL INVESTMENTS-98.1%
   (cost $27,924,185)..........                    26,039,103
Other assets less
   liabilities-1.9%............                       511,957
                                               --------------
NET ASSETS-100%................                $   26,551,060
                                               ==============

--------------------------------------------------------------------------------

(a) Securities, or portions thereof, with an aggregate market value of $19,445,640 have been segregated to collateralize forward exchange currency contracts.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 2001, the aggregate market value of these securities amounted to $4,139,738 or 15.6% of net assets.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)   Security is in default and is non-income producing.

(e)   Non-income producing security.

(f)   PIK (Paid-in-kind) preferred quarterly stock payments.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $27,924,185) .......................   $ 26,039,103
   Cash .........................................................................            581
   Interest receivable ..........................................................        573,779
   Receivable for investment securities sold ....................................        106,126
                                                                                    ------------
   Total assets .................................................................     26,719,589
                                                                                    ============
LIABILITIES
   Payable for investment securities purchased ..................................        115,016
   Advisory fee payable .........................................................         14,460
   Unrealized depreciation of forward exchange currency contracts ...............            414
   Accrued expenses .............................................................         38,639
                                                                                    ------------
   Total liabilities ............................................................        168,529
                                                                                    ------------
NET ASSETS ......................................................................   $ 26,551,060
                                                                                    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $      3,580
   Additional paid-in capital ...................................................     34,526,243
   Undistributed net investment income ..........................................      1,078,704
   Accumulated net realized loss on investments and foreign currency transactions     (7,171,970)
   Net unrealized depreciation of investments and foreign currency denominated
      assets and liabilities ....................................................     (1,885,497)
                                                                                    ------------
                                                                                    $ 26,551,060
                                                                                    ============
Class A Shares
   Net assets ...................................................................   $ 26,551,060
                                                                                    ============
   Shares of capital stock outstanding ..........................................      3,579,858
                                                                                    ============
   Net asset value per share ....................................................   $       7.42
                                                                                    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ................................................   $ 1,203,081
   Dividends ...............................................        48,241
                                                               -----------
   Total investment income .................................     1,251,322
                                                               -----------
EXPENSES
   Advisory fee ............................................        95,064
   Custodian ...............................................        35,275
   Administrative ..........................................        32,781
   Printing ................................................        17,894
   Audit and legal .........................................        15,255
   Directors' fees .........................................           632
   Transfer agency .........................................           454
   Miscellaneous ...........................................            92
                                                               -----------
   Total expenses ..........................................       197,447
   Less: expenses waived and reimbursed ....................       (77,032)
                                                               -----------
   Net expenses ............................................       120,415
                                                               -----------
   Net investment income ...................................     1,130,907
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ............    (2,058,768)
   Net realized gain on foreign currency transactions ......         2,868
   Net change in unrealized appreciation/depreciation of:
      Investments ..........................................     1,164,869
      Foreign currency denominated assets and liabilities ..          (415)
                                                               -----------
   Net loss on investments and foreign currency transactions      (891,446)
                                                               -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................   $   239,461
                                                               ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                    Six Months Ended         Year Ended
                                                                       June 30, 2001         December 31,
                                                                        (unaudited)              2000
                                                                    ===================   ===================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................................       $       1,130,907     $       2,030,394
   Net realized loss on investments and foreign currency
     transactions..............................................              (2,055,900)           (1,507,434)
   Net change in unrealized appreciation/depreciation of
     investments and foreign currency denominated assets
     and liabilities...........................................               1,164,454            (1,719,323)
                                                                      -----------------     -----------------
   Net increase (decrease) in net assets from operations.......                 239,461            (1,196,363)
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A..................................................              (2,037,954)           (2,056,687)
CAPITAL STOCK TRANSACTIONS
   Net increase................................................               6,016,864             1,018,904
                                                                      -----------------     -----------------
   Total increase (decrease)...................................               4,218,371            (2,234,146)
NET ASSETS
   Beginning of period.........................................              22,332,689            24,566,835
                                                                      -----------------     -----------------
   End of period (including undistributed net investment
     income of $1,078,704 and $1,985,751, respectively)........       $      26,551,060     $      22,332,689
                                                                      =================     =================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The High-Yield Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff & Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of June 30, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio, with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

                                          Alliance Variable Products Series Fund
================================================================================

interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $10,373 reduction in cost of investments and a corresponding $10,373 increase in net unrealized appreciation / depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $12,275, increase net unrealized appreciation (depreciation) by $2,664, and increase net realized gains (losses) by $9,611. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, such waivers/reimbursements amounted to $77,032.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations.................................   $    16,054,782
U.S. government and agencies................................                -0-
Sales:
Stocks and debt obligations.................................   $    13,249,467
U.S. government and agencies................................                -0-

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation...............................   $       655,553
Gross unrealized depreciation...............................        (2,541,050)
                                                               ---------------
Net unrealized depreciation.................................   $    (1,885,497)
                                                               ===============

At December 31, 2000, for federal income tax purposes, the Portfolio had net capital loss carryforwards of $5,053,673, of which $63,971 expires in the year 2006, $3,196,833 expires in the year 2007, and $1,792,869 expires in the year 2008.

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $62,272 and net foreign currency losses of $2,783 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At June 30, 2001, the Portfolio had outstanding forward exchange currency contracts as follows:

                                          Alliance Variable Products Series Fund
================================================================================

                               Contract           U.S. $ Value on            U.S. $              Unrealized
                                Amount              Origination             Current            Appreciation
                                (000)                   Date                 Value            (Depreciation)
                          ===================   ===================    =================    ================
Forward Exchange
Currency Buy Contracts

Euro, settling 7/11/01....         106            $       91,282         $      89,810       $       (1,472)
Euro, settling 7/31/01....          38                    32,432                31,918                 (514)

Forward Exchange
Currency Sale Contracts

Euro, settling 7/31/01....         118                   100,732                99,900                  832
Euro, settling 7/31/01....          80                    68,496                67,756                  740
                                                                                             --------------

                                                                                             $         (414)
                                                                                             ==============

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                          -----------------------------------------    -----------------------------------------
                                                             SHARES                                      AMOUNT
                          -----------------------------------------    -----------------------------------------
                               Six Months Ended         Year Ended         Six Months Ended         Year Ended
                                June 30, 2001         December 31,          June 30, 2001         December 31,
                                   (unaudited)              2000               (unaudited)              2000
                          ===================   ===================    ===================   ===================
Class A
Shares sold...........               941,422               576,169      $       7,694,547     $       4,989,359
Shares issued in
   reinvestment of
   dividends.........                268,152               250,510              2,037,954             2,056,687
Shares redeemed......               (452,254)             (691,158)            (3,715,637)           (6,027,142)
                            -----------------     -----------------      -----------------     -----------------
Net increase.........                757,320               135,521      $       6,016,864     $       1,018,904
                            =================     =================      =================     =================

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

HIGH-YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ----------------------------------------------------------------------------
                                                                                   CLASS A
                                               ----------------------------------------------------------------------------
                                                 Six Months                                                     October 27,
                                                    Ended                    Year Ended December 31,             1997(b) to
                                               June 30, 2001(a)     ========================================    December 31,
                                                 (unaudited)           2000           1999           1998           1997
                                                  ==========        ==========     ==========     ==========     ==========
Net asset value, beginning of period .            $     7.91        $     9.14     $     9.94     $    10.33     $    10.00
                                                  ----------        ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (c)(d) ...............             .36               .74            .91           1.03            .13
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                         (.20)            (1.18)         (1.16)         (1.41)           .20
                                                  ----------        ----------     ----------     ----------     ----------
Net increase (decrease) in net asset
   value from operations ..................              .16              (.44)          (.25)          (.38)           .33
                                                  ----------        ----------     ----------     ----------     ----------
Less: Dividends
Dividends from net investment income .....              (.65)             (.79)          (.55)          (.01)            -0-
                                                  ----------        ----------     ----------     ----------     ----------
Net asset value, end of period .......            $     7.42        $     7.91     $     9.14     $     9.94     $    10.33
                                                  ==========        ==========     ==========     ==========     ==========
Total Return
Total investment return based on
   net asset value (e) ...................              1.80%            (5.15)%        (2.58)%        (3.69)%         3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $   26,551        $   22,333     $   24,567     $   16,910        $ 1,141
Ratio to average net assets of:
   Expenses, net of waivers and
   reimbursements ....                                   .95%(f)           .95%           .95%           .95%           .95%(f)
   Expenses, before waivers and
   reimbursements ....                                  1.56%(f)          1.42%          1.40%          1.80%          8.26%(f)
   Net investment income (c) ............               8.92%(f)          8.68%          9.72%          9.77%          7.28%(f)
Portfolio turnover rate ..................                60%              175%           198%           295%             8%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 9.10% to 8.92%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Commencement of operations.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d)   Based on average shares outstanding.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
John F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                                    ALLIANCE
                            -------------------------
                                VARIABLE PRODUCTS
                            -------------------------
                                   SERIES FUND
                            -------------------------
                                QUASAR PORTFOLIO
                            -------------------------

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
June 30, 2001 (unaudited)                Alliance Variable Products Series Fund
================================================================================

================================================================================
COMPANY                                  U.S. $ VALUE      PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
CIMA Labs, Inc.                          $ 5,526,400                 2.4%
--------------------------------------------------------------------------------
SICOR, Inc.                                3,525,060                 1.5
--------------------------------------------------------------------------------
Iron Mountain, Inc.                        3,403,356                 1.5
--------------------------------------------------------------------------------
Trimeris, Inc.                             3,199,473                 1.4
--------------------------------------------------------------------------------
Biosite Diagnostics, Inc.                  3,189,760                 1.4
--------------------------------------------------------------------------------
Retek, Inc.                                3,168,834                 1.4
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc.                3,116,400                 1.4
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                  2,824,850                 1.2
--------------------------------------------------------------------------------
Advent Software, Inc.                      2,819,400                 1.2
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp. Cl.A          2,787,800                 1.2
--------------------------------------------------------------------------------
                                         $33,561,333                14.6%
--------------------------------------------------------------------------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)                Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.6%
TECHNOLOGY-25.7%
COMMUNICATION EQUIPMENT-1.4%
Digital Lightwave, Inc. (a) ..................         35,800        $ 1,323,168
New Focus, Inc. (a) ..........................         93,600            772,200
Stanford Microdevices, Inc. (a) ..............         66,300          1,043,562
                                                                     -----------
                                                                       3,138,930
                                                                     -----------
COMPUTER PERIPHERALS-1.2%
Advanced Energy Industries, Inc. (a) .........         31,700          1,308,259
Pericom Semiconductor Corp. (a) ..............         92,500          1,454,100
                                                                     -----------
                                                                       2,762,359
                                                                     -----------
COMPUTER SERVICES-1.6%
Netegrity, Inc. (a) ..........................         56,800          1,704,000
PEC Solutions, Inc. (a) ......................         85,400          1,887,340
                                                                     -----------
                                                                       3,591,340
                                                                     -----------
CONTRACT MANUFACTURING-3.0%
DDi Corp. (a) ................................        138,700          2,774,000
Plexus Corp. (a) .............................         39,800          1,313,400
Semtech Corp. (a) ............................         92,500          2,775,000
                                                                     -----------
                                                                       6,862,400
                                                                     -----------
INTERNET MEDIA-0.4%
EarthLink, Inc. (a) ..........................         66,300            934,830
                                                                     -----------
NETWORKING SOFTWARE-1.2%
Stratos Lightwave, Inc. (a) ..................        109,700          1,426,100
Ulticom, Inc. (a) ............................         39,100          1,321,580
                                                                     -----------
                                                                       2,747,680
                                                                     -----------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-1.9%
Credence Systems Corp. (a) ...................         48,800          1,182,912
MKS Instruments, Inc. (a) ....................         51,700          1,488,960
Varian Semiconductor Equipment Associates,
   Inc. (a) ..................................         40,200          1,688,400
                                                                     -----------
                                                                       4,360,272
                                                                     -----------
SEMI-CONDUCTOR COMPONENTS-6.4%
Alpha Industries, Inc. (a) ...................         68,300          2,018,265
ANADIGICS, Inc (a) ...........................         73,500          1,690,500
ASAT Holdings, Ltd. (ADR) (Hong Kong) (a) ....        152,000            694,640
Brooks Automation, Inc. (a) ..................         25,300          1,166,330
Elantec Semiconductor, Inc. (a) ..............         66,900          2,260,551
Intersil Holding Corp. (a) ...................         68,200          2,482,480
IXYS Corp. (a) ...............................         58,500            912,600
Micrel, Inc. (a) .............................         56,600          1,867,800
Multilink Technology Corp. (a) ...............         36,700            524,810
Virata Corp. (a) .............................        102,600          1,215,810
                                                                     -----------
                                                                      14,833,786
                                                                     -----------
SOFTWARE-5.5%
Actuate Corp. (a) ............................        136,700        $ 1,305,485
Advent Software, Inc. (a) ....................         44,400          2,819,400
Informatica Corp. (a) ........................        120,700          2,095,352
MatrixOne, Inc. (a) ..........................         74,900          1,736,931
NetIQ Corp. (a) ..............................         50,200          1,570,758
Retek, Inc. (a) ..............................         66,100          3,168,834
                                                                     -----------
                                                                      12,696,760
                                                                     -----------
MISCELLANEOUS-3.1%
Aeroflex, Inc. (a) ...........................        130,500          1,370,250
Amphenol Corp. Cl.A (a) ......................         50,500          2,022,525
Exar Corp. (a) ...............................         97,100          1,918,696
Power-One, Inc. (a) ..........................         71,100          1,183,104
Precise Software Solutions, Ltd. (Israel) (a).         23,400            718,380
                                                                     -----------
                                                                       7,212,955
                                                                     -----------
                                                                      59,141,312
                                                                     -----------
HEALTH CARE-23.8%
BIOTECHNOLOGY-6.0%
CV Therapeutics, Inc. (a) ....................         34,900          1,989,300
Matrix Pharmaceutical, Inc. (a) ..............        146,400          1,526,952
OSI Pharmaceuticals, Inc. (a) ................         41,700          2,193,003
The Medicines Co. (a) ........................         77,700          1,592,073
Titan Pharmaceuticals, Inc. (a) ..............         70,500          2,115,705
Trimeris, Inc. (a) ...........................         63,900          3,199,473
United Therapeutics Corp. (a) ................         86,100          1,149,435
                                                                     -----------
                                                                      13,765,941
                                                                     -----------
DRUGS-8.5%
CIMA Labs, Inc. (a) ..........................         70,400          5,526,400
D & K Healthcare Resources, Inc. .............          4,100            151,085
ICN Pharmaceuticals, Inc. ....................         68,300          2,166,476
InterMune, Inc. (a) ..........................         67,200          2,393,664
Medicis Pharmaceutical Corp. Cl.A (a) ........         52,600          2,787,800
Noven Pharmaceuticals, Inc. (a) ..............         79,500          3,116,400
SICOR, Inc. (a) ..............................        152,600          3,525,060
                                                                     -----------
                                                                      19,666,885
                                                                     -----------
MEDICAL PRODUCTS-4.8%
Aksys, Ltd. (a) ..............................        108,700          1,129,393
Align Technology, Inc. (a) ...................          9,000             70,560
Biosite Diagnostics, Inc. (a) ................         71,200          3,189,760
Cytyc Corp. (a) ..............................         95,600          2,203,580
DUSA Pharmaceuticals, Inc. (a) ...............         92,800          1,325,184
Fisher Scientific International, Inc. (a) ....         72,100          2,090,900
INAMED Corp. (a) .............................         41,500          1,099,750
                                                                     -----------
                                                                      11,109,127
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
MEDICAL SERVICES-3.6%
LifePoint Hospitals, Inc. (a) ................           32,200       $1,425,816
Priority Healthcare Corp. Cl.B (a) ...........           68,500        1,937,180
Universal Health Services, Inc. Cl.B (a) .....           52,900        2,406,950
US Oncology, Inc. (a) ........................           94,300          838,327
Ventiv Health, Inc. (a) ......................           80,200        1,655,328
                                                                     -----------
                                                                       8,263,601
                                                                     -----------
MISCELLANEOUS-0.9%
Albany Molecular Research, Inc. (a) ..........           50,000        1,900,500
Argonaut Technologies, Inc. (a) ..............           24,100          125,320
                                                                     -----------
                                                                       2,025,820
                                                                     -----------
                                                                      54,831,374
                                                                     -----------
CONSUMER SERVICES-21.7%
ADVERTISING-0.3%
Getty Images, Inc. (a) .......................           25,400          667,004
                                                                     -----------
BROADCASTING & CABLE-2.9%
ADVO, Inc. (a) ...............................           17,900          611,285
Hispanic Broadcasting Corp. (a) ..............           42,000        1,204,980
Insight Communications Co., Inc. Cl.A (a) ....           16,600          415,000
Mediacom Communications Corp. Cl.A (a) .......           78,000        1,092,000
Sirius Satellite Radio, Inc. (a) .............           77,200          873,132
ValueVision International, Inc. Cl.A (a) .....           73,000        1,587,750
XM Satellite Radio Holdings, Inc. Cl.A (a) ...           62,800        1,017,360
                                                                     -----------
                                                                       6,801,507
                                                                     -----------
ENTERTAINMENT & LEISURE-3.4%
Activision, Inc. (a) .........................           62,300        2,445,275
FMC Technologies, Inc. (a) ...................           51,200        1,057,280
Hot Topic, Inc. (a) ..........................           55,200        1,716,720
Penton Media, Inc. ...........................           45,800          801,500
Take-Two Interactive Software, Inc. (a) ......           92,200        1,710,310
                                                                     -----------
                                                                       7,731,085
                                                                     -----------
PRINTING & PUBLISHING-1.2%
Barnes & Noble, Inc. (a) .....................           69,100        2,719,085
                                                                     -----------
RETAIL-GENERAL MERCHANDISE-5.0%
American Eagle Outfitters, Inc. (a) ..........           60,350        2,126,734
Freds, Inc. Cl.A .............................           62,375        1,606,156
Galyan's Trading, Inc. (a) ...................           70,800        1,444,320
MSC Industrial Direct Co., Inc. Cl.A (a) .....          145,600        2,533,440
THQ, Inc. (a) ................................           43,300        2,581,979
Ultimate Electronics, Inc. (a) ...............           41,700        1,351,914
                                                                     -----------
                                                                      11,644,543
                                                                     -----------
MISCELLANEOUS-8.9%
Alliance Data Systems Corp. (a) ..............           19,900      $   298,500
Career Education Corp. (a)  ..................           32,000        1,916,800
ChoicePoint, Inc. (a) ........................           31,898        1,341,311
Copart, Inc. (a) .............................           55,300        1,617,525
Edison Schools, Inc. Cl.A (a) ................           46,000        1,050,640
Insight Enterprises, Inc. (a) ................          115,300        2,824,850
Iron Mountain, Inc. (a) ......................           75,900        3,403,356
Optimal Robotics Corp. (Canada) (a) ..........           58,300        2,215,400
ScanSource, Inc. (a) .........................           30,800        1,460,536
Smartforce Public Limited Co.
   (ADR) (Ireland) (a) .......................           22,700          799,721
Watson Wyatt & Co. Holdings Cl.A (a) .........           50,400        1,178,352
West Corp. (a) ...............................          110,000        2,421,100
                                                                     -----------
                                                                      20,528,091
                                                                     -----------
                                                                      50,091,315
                                                                     -----------
FINANCE-7.8%
BANKING-MONEY CENTER-1.1%
UCBH Holdings, Inc. ..........................           81,500        2,473,525
                                                                     -----------
BANKS-REGIONAL-0.6%
   Greater Bay Bancorp .......................           53,800        1,343,924
                                                                     -----------
BROKERAGE & MONEY MANAGEMENT-0.9%
Southwest Bancorporation of Texas, Inc. (a) ..           72,800        2,199,288
                                                                     -----------
INSURANCE-4.3%
Arthur J. Gallagher & Co. ....................           93,600        2,433,600
Reinsurance Group of America, Inc. ...........           63,900        2,421,810
RenaissanceRe Holdings, Ltd. (Bermuda) .......           34,300        2,541,630
StanCorp Financial Group, Inc. ...............           52,900        2,506,931
                                                                     -----------
                                                                       9,903,971
                                                                     -----------
MISCELLANEOUS-0.9%
Investors Financial Services Corp. ...........           19,300        1,293,100
Radian Group, Inc. ...........................           16,800          679,560
                                                                     -----------
                                                                       1,972,660
                                                                     -----------
                                                                      17,893,368
                                                                     -----------
ENERGY-6.3%
DOMESTIC PRODUCERS-0.9%
Newfield Exploration Co. (a) .................           66,400        2,128,784
                                                                     -----------
OIL SERVICE-2.3%
Patterson-UTI Energy, Inc. (a) ...............           72,000        1,286,640
Spinnaker Exploration Co. (a) ................           56,900        2,268,034
W-H Energy Services, Inc. (a) ................           95,700        1,818,300
                                                                     -----------
                                                                       5,372,974
                                                                     -----------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                              Alliance Variable Products Series Fund
===============================================================================

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
PIPELINES-1.7%
Cal Dive International, Inc. (a) ..........             89,800     $  2,209,080
Hydril Co. (a) ............................             71,400        1,625,778
                                                                   ------------
                                                                      3,834,858
                                                                   ------------
MISCELLANEOUS-1.4%
Peabody Energy Corp. (a) ..................             41,500        1,359,125
Stone Energy Corp. (a) ....................             41,100        1,820,730
                                                                   ------------
                                                                      3,179,855
                                                                   ------------
                                                                     14,516,471
                                                                   ------------
CAPITAL GOODS-6.0%
ELECTRICAL EQUIPMENT-2.5%
Active Power, Inc. (a) ....................             50,900          849,012
C&D Technologies, Inc. ....................             56,200        1,742,200
Cabot Microelectronics Corp. (a) ..........             17,300        1,072,600
L-3 Communications Holding, Inc. (a) ......             28,300        2,159,290
                                                                   ------------
                                                                      5,823,102
                                                                   ------------
ENGINEERING & CONSTRUCTION-0.6%
Insituform Technologies, Inc. Cl.A (a) ....             34,800        1,270,200
                                                                   ------------
POLLUTION CONTROL-1.0%
Tetra Tech, Inc. (a) ......................             85,600        2,328,320
                                                                   ------------
MISCELLANEOUS-1.9%
Dal-Tile International, Inc. (a) ..........            146,800        2,723,140
Toll Brothers, Inc. (a) ...................             43,400        1,706,054
                                                                   ------------
                                                                      4,429,194
                                                                   ------------
                                                                     13,850,816
                                                                   ------------
TRANSPORTATION-2.4%
AIR FREIGHT-0.4%
Expeditors International of
   Washington, Inc. .......................             13,800          827,986
                                                                   ------------
TRUCKING-1.2%
Swift Transportation Co., Inc. (a) ........            140,600        2,707,956
                                                                   ------------
MISCELLANEOUS-0.8%
Tower Automotive, Inc. (a) ................            186,500        1,911,625
                                                                   ------------
                                                                      5,447,567
                                                                   ------------

                                                     Shares or
                                                     Principal
                                                      Amount
Company                                                (000)       U.S. $ Value
--------------------------------------------------------------------------------
BASIC INDUSTRY-1.9%
CHEMICALS-1.0%
OM Group, Inc. ............................             40,600     $  2,283,750
                                                                   ------------
PAPER & FOREST PRODUCTS-0.9%
Pactiv Corp. (a) ..........................            165,700        2,220,380
                                                                   ------------
                                                                      4,504,130
                                                                   ------------
CONSUMER STAPLES-1.9%
FOOD-1.0%
Performance Food Group Co. (a) ............             81,800        2,253,590
                                                                   ------------
RETAIL-FOOD & DRUG-0.9%
Duane Reade, Inc. (a) .....................             64,900        2,109,250
                                                                   ------------
                                                                      4,362,840
                                                                   ------------
UTILITIES-1.1%
MISCELLANEOUS-1.1%
FLAG Telecom Holdings, Ltd. (Bermuda) (a) .            104,200          529,336
GT Group Telecom, Inc. Cl.B (a) ...........            103,200          619,200
Rural Cellular Corp. Cl.A (a) .............             30,600        1,386,180
                                                                   ------------
                                                                      2,534,716
                                                                   ------------
Total Common Stocks (cost $217,225,796) ...                         227,173,909
                                                                   ------------
SHORT-TERM INVESTMENT-2.4%
TIME DEPOSIT-2.4%
State Street Euro Dollar
   3.25%, 7/02/01 (amortized cost
   $5,659,000) ............................      $       5,659        5,659,000
                                                                   ------------
TOTAL INVESTMENTS-101.0%
   (cost $222,884,796) ....................                         232,832,909
Other assets less liabilities-(1.0%) ......                          (2,349,326)
                                                                   ------------
NET ASSETS-100% ...........................                        $230,483,583
                                                                   ============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipts.

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $222,884,796) ...    $ 232,832,909
   Cash ......................................................               13
   Collateral held for securities loaned .....................        9,563,000
   Receivable for investment securities sold .................          846,887
   Dividends and interest receivable .........................           23,204
   Deferred organization expenses ............................              767
                                                                  -------------
   Total assets ..............................................    $ 243,266,780
                                                                  =============
LIABILITIES
   Payable for collateral received on securities loaned ......        9,563,000
   Payable for investment securities purchased ...............        3,020,542
   Advisory fee payable ......................................          137,742
   Accrued expenses ..........................................           61,913
                                                                  -------------
   Total liabilities .........................................       12,783,197
                                                                  -------------
NET ASSETS ...................................................    $ 230,483,583
                                                                  =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................    $      20,771
   Additional paid-in capital ................................      242,104,638
   Undistributed net investment loss .........................         (689,772)
   Accumulated net realized loss on investments ..............      (20,900,167)
   Net unrealized appreciation of investments ................        9,948,113
                                                                  -------------
                                                                  $ 230,483,583
                                                                  =============
Class A Shares
   Net assets ................................................    $ 225,451,767
                                                                  =============
   Shares of capital stock outstanding .......................       20,316,572
                                                                  =============
   Net asset value per share .................................    $       11.10
                                                                  =============
Class B Shares
   Net assets ................................................    $   5,031,816
                                                                  =============
   Shares of capital stock outstanding .......................          454,580
                                                                  =============
   Net asset value per share .................................    $       11.07
                                                                  =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ..................................................     $    178,888
   Dividends .................................................          140,700
                                                                   ------------
   Total investment income ...................................          319,588
                                                                   ------------
EXPENSES
   Advisory fee ..............................................        1,060,195
   Distribution fee - Class B ................................            2,175
   Custodian .................................................           66,442
   Administrative ............................................           32,781
   Audit and legal ...........................................           25,290
   Printing ..................................................            9,557
   Transfer agency ...........................................            4,391
   Amortization of organization expenses .....................            2,534
   Directors' fees ...........................................              724
   Miscellaneous .............................................              268
                                                                   ------------
   Total expenses ............................................        1,204,357
   Less: expenses waived and reimbursed ......................         (194,997)
                                                                   ------------
   Net expenses ..............................................        1,009,360
                                                                   ------------
   Net investment loss .......................................         (689,772)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ..............      (19,040,200)
   Net change in unrealized appreciation/depreciation
     of investments ..........................................       11,902,221
                                                                   ------------
   Net loss on investments ...................................       (7,137,979)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $ (7,827,751)
                                                                   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                          Six Months Ended    Year Ended
                                                                            June 30, 2001     December 31,
                                                                             (unaudited)         2000
                                                                          ================   ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ..................................................   $    (689,772)   $    (885,381)
   Net realized gain (loss) investments .................................     (19,040,200)       7,938,018
   Net change in unrealized appreciation/depreciation of investments ....      11,902,221      (16,400,536)
                                                                            -------------    -------------
   Net decrease in net assets from operations ...........................      (7,827,751)      (9,347,899)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ............................................................              -0-        (657,364)
   Net realized gain on investments
     Class A ............................................................      (6,864,432)      (4,601,546)
     Class B ............................................................        (177,131)              -0-
CAPITAL STOCK TRANSACTIONS
   Net increase .........................................................      12,678,794       77,669,578
                                                                            -------------    -------------
   Total increase (decrease) ............................................      (2,190,520)      63,062,769
NET ASSETS
   Beginning of period ..................................................     232,674,103      169,611,334
                                                                            -------------    -------------
   End of period ........................................................   $ 230,483,583    $ 232,674,103
                                                                            =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)                 Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Quasar Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of $26,098 have been deferred and are being amortized on a straight line basis through August 2001.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

                                          Alliance Variable Products Series Fund
================================================================================

6. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the six months ended June 30, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 2001, such waivers/reimbursements amounted to $194,997.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2001 amounted to $214,430, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $474 for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2001, were as follows:

Purchases:
Stocks and debt obligations ............................         $138,786,344
U.S. government and agencies ...........................                   -0-
Sales:
Stocks and debt obligations ............................         $134,159,250
U.S. government and agencies ...........................                   -0-

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................         $ 30,272,126
Gross unrealized depreciation ..........................          (20,324,013)
                                                                 ------------
Net unrealized appreciation ............................         $  9,948,113
                                                                 ============

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $771,525 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At June 30, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase

                                          Alliance Variable Products Series Fund
================================================================================

transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the six months ended June 30, 2001.

--------------------------------------------------------------------------------

NOTE E: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio or any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2001, the Portfolio had loaned securities with a value of $9,148,643 and received cash collateral of $9,563,000. For the six months ended June 30, 2001, the Portfolio received fee income of $24,294 which is included in interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                      Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                        June 30, 2001      December 31,       June 30, 2001      December 31,
                                         (unaudited)           2000            (unaudited)           2000
                                      ================   ================   ================   ================
Class A
Shares sold.......................         17,174,341         54,680,516     $  189,688,357     $  696,227,537
Shares issued in reinvestment of
   dividends and distributions....            627,462            417,374          6,864,432          5,258,910
Shares redeemed...................        (17,101,779)       (48,523,546)      (188,609,562)      (624,279,001)
                                       --------------     --------------     --------------     --------------
Net increase......................            700,024          6,574,344     $    7,943,227     $   77,207,446
                                       ==============     ==============     ==============     ==============

                                      Six Months Ended  August 11, 2000* to   Six Months Ended   August 11, 2000* to
                                        June 30, 2001       December 31,        June 30, 2001         December 31,
                                         (unaudited)           2000              (unaudited)             2000
                                      ================  ===================   ================   ===================
Class B
Shares sold.......................            495,568             37,317       $    5,525,569       $      468,643
Shares issued in reinvestment of
distributions.....................             16,236                 -0-             177,131                   -0-
Shares redeemed...................            (94,017)              (524)            (967,133)              (6,511)
                                       --------------     --------------       --------------       --------------
Net increase......................            417,787             36,793       $    4,735,567       $      462,132
                                       ==============     ==============       ==============       ==============

--------------------------------------------------------------------------------

* Commencement of distribution.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2001.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------------------------------------------------
                                                                                 CLASS A
                                          --------------------------------------------------------------------------------------
                                           Six Months                                                                August 5,
                                             Ended                         Year Ended December 31,                   1996(a) to
                                          June 30, 2001      ===================================================    December 31,
                                           (unaudited)          2000         1999           1998         1997           1996
                                          =============      =========     =========     =========     =========    ============
Net asset value, beginning of period ...    $   11.84        $   13.00     $   11.14     $   12.61     $   10.64     $   10.00
                                            ---------        ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
Net investment income (loss) (b)(c) ....         (.03)            (.06)          .08           .07           .02           .04
Net realized and unrealized gain
   (loss) on investment
   transactions ........................         (.36)            (.71)         1.82          (.49)         1.96           .60
                                            ---------        ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset
   value from operations ...............         (.39)            (.77)         1.90          (.42)         1.98           .64
                                            ---------        ---------     ---------     ---------     ---------     ---------
Less: Dividends and Distributions
Dividends from net investment income ...           -0-            (.05)         (.04)         (.01)         (.01)           -0-
Distributions from net realized gains ..         (.35)            (.34)           -0-        (1.04)           -0-           -0-
                                            ---------        ---------     ---------     ---------     ---------     ---------
Total dividends and distributions ......         (.35)            (.39)         (.04)        (1.05)         (.01)           -0-
                                            ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........    $   11.10        $   11.84     $   13.00     $   11.14     $   12.61     $   10.64
                                            =========        =========     =========     =========     =========     =========
Total Return
Total investment return based
   on net asset value (d) ..............        (3.25)%          (6.09)%       17.08%        (4.49)%       18.60%         6.40%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................    $ 225,452        $ 232,239     $ 169,611     $  90,870     $  59,277     $   8,842
Ratio to average net assets of:
   Expenses, net of waivers
     and reimbursements ................          .95%(e)          .95%          .95%          .95%          .95%          .95%(e)
   Expenses, before waivers
     and reimbursements ................         1.13%(e)         1.14%         1.19%         1.30%         1.37%         4.44%(e)
   Net investment income (loss) (c) ....         (.65)%(e)        (.46)%         .72%          .55%          .17%          .93%(e)
Portfolio turnover rate ................           62%             178%          110%          107%          210%           40%

--------------------------------------------------------------------------------

See footnote summary on page 14.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       -------------------------------
                                                                  CLASS B
                                                       -------------------------------
                                                        Six Months        August 11,
                                                           Ended          2000(f) to
                                                       June 30, 2001     December 31,
                                                        (unaudited)           2000
                                                       =============     =============
Net asset value, beginning of period ...............      $ 11.82           $ 13.00
                                                          -------           -------
Income From Investment Operations
Net investment loss (b)(c) .........................         (.04)             (.03)
Net realized and unrealized loss on
   investment transactions .........................         (.36)            (1.15)
                                                          -------           -------
Net decrease in net asset value from operations ....         (.40)            (1.18)
                                                          -------           -------
Less: Distributions
Dividends from net investment income ...............           -0-               -0-
Distributions from net realized gains ..............         (.35)               -0-
                                                          -------           -------
Total distributions ................................         (.35)               -0-
                                                          -------           -------
Net asset value, end of period .....................      $ 11.07           $ 11.82
                                                          =======           =======
Total Return
Total investment return based on net asset value (d)        (3.34)%           (8.16)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........      $ 5,032           $   435
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements (e) .         1.20%             1.20%
   Expenses, before waivers and reimbursements (e) .         1.39%             1.41%
   Net investment loss (c) (e) .....................         (.89)%            (.69)%
Portfolio turnover rate ............................           62%              178%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Andrew S. Adelson, Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Matthew Bloom, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Kenneth T. Carty, Vice President
Frank Caruso, Vice President
Jack F. Chiodi, Vice President
Paul J. DeNoon, Vice President
Joseph C. Dona, Vice President
Gregory Dube, Vice President
Marilyn G. Fedak, Vice President
E. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
David A. Kruth, Vice President
Alan E. Levi, Vice President
Michael Levy, Vice President
Gerald T. Malone, Vice President
Andrew Moloff, Vice President
Michael Mon, Vice President
Raymond J. Papera, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Steven Pisarkiewicz, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Gregory R. Sawers, Vice President
Kevin F. Simms, Vice President
Kenneth D. Smalley, Vice President
Michael A. Snyder, Vice President
Annie Tsao, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.






BRINSON SERIES
TRUST

BALANCED
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT



BRINSON SERIES TRUST -- BALANCED PORTFOLIO                     SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Balanced Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 saw a steady downward adjustment in the expected earnings for many sectors. A record number of U.S. companies issued profit warnings, a pattern often repeated in the rest of the world. High inventory levels, coupled with falling demand for many technology products, forced companies to reduce their production, write off inventories and lay off employees. Adding to the market's downward momentum was the rapid and violent adjustment of investor expectations to the new environment. The decelerating U.S. economy has negatively impacted other world markets -- export-oriented companies that relied on strong U.S. demand have suffered. The slowdown in capital spending resulted in weak corporate earnings and sluggish economic growth. For the six months ended June 30, 2001, the S&P 500 Index fell 6.70%. The Nasdaq Composite, especially hard-hit by shifting values among technology stocks, retreated 12.53% during the six-month period.

The bond market fared somewhat better as investors turned away from the volatility of the equity markets in search of stability. The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.62% for the six months ended June 30, 2001. The corporate bond sector, as measured by the Lehman Brothers U.S. Credit Index, returned 5.02%, and three-month Treasurys advanced 2.13% for the reporting period.

In an effort to reinvigorate the economy, the Federal Reserve (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100 of one percent) decrease in the Federal Funds rate on January 3, 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at the period-end from 6.50% at year-end 2000. Although the rate of unemployment claims was rising at the end of the semiannual period and real GDP (gross domestic product) for the second quarter is expected to be negligible, the economy seems to have neared bottom without encountering a recession.


                                       1


PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                6 MONTHS   1 YEAR     5 YEARS    10 YEARS  INCEPTION+
BALANCED PORTFOLIO (CLASS H)      5.32%     8.71%     11.63%     10.68%     10.11%

BALANCED PORTFOLIO (CLASS I)      5.26      8.43       N/A        N/A       4.61

S&P 500 INDEX                    -6.70     -14.83     14.48      15.10      15.29

LB GOV'T/CORP. BOND INDEX         3.51      11.13      7.38       7.93       8.50

90-DAY U.S. T-BILL                2.13      5.26       5.10       4.70       5.38

+ Inception: since commencement of issuance on June 1, 1988 for Class H shares and August 17, 1999 for Class I shares. Index performance is shown as of nearest month end of inception of oldest share class: May 31, 1988.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999, and the period from January 1 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees on Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ending June 30, 2001, the Portfolio's Class H shares returned 5.32%, considerably outperforming the S&P 500 with its loss for the period of 6.70%. The contributors to our solid performance during the period were diverse and include financial services stocks benefiting from lower interest rates, such as Household International (2.0%)+ (consumer lending) and the PMI Group (0.5%)+ (mortgage insurance). Also, stable consumer companies like Avon (1.2%)+ and healthcare companies like Tenet Healthcare (1.6%)+ continued to make strong performance contributions. Recently, energy and high quality stable consumer companies have been added to the equity component of the Portfolio at the expense of technology. Technology was reduced in May after having been increased in March and April.

+ Weightings represent percentages of net assets as of June 30, 2001. The Portfolio is actively managed and its holdings will vary over time.


                                       2


PORTFOLIO STATISTICS



ASSET ALLOCATION+                                       6/30/01        12/31/00
--------------------------------------------------------------------------------

Equities                                                   49.2%           58.7%
Bonds                                                      49.3            42.6
Cash and Equivalents                                        1.5             0.0
Liabilities in Excess of Other Assets                       0.0            -1.3
--------------------------------------------------------------------------------
Total                                                     100.0%          100.0%


PORTFOLIO CHARACTERISTICS+                              6/30/01        12/31/00
--------------------------------------------------------------------------------

Net Assets (mm)                                          $ 14.9          $ 15.7
Number of Securities                                        114             113
--------------------------------------------------------------------------------


TOP FIVE EQUITY SECTORS+          6/30/01                              12/31/00
--------------------------------------------------------------------------------

Financial Services                   12.4%   Financial Services            15.3%
Consumer Noncyclicals                 6.9    Technology                     8.8
Technology                            4.4    Energy                         4.0
Capital Goods                         4.2    Utilities                      3.6
Energy                                3.8    Healthcare                     2.6
--------------------------------------------------------------------------------
Total                                31.7%   Total                         34.3%


TOP TEN EQUITY HOLDINGS+          6/30/01                              12/31/00
--------------------------------------------------------------------------------

Citigroup                             2.1%   Tyco International             2.7%
Household International               2.0    J.P. Morgan                    2.4
Tyco International                    2.0    Household International        2.4
Philip Morris                         2.0    Kroger                         2.3
J.P. Morgan Chase & Co                2.0    United Technologies            2.3
Comcast                               1.8    Citigroup                      2.2
Kroger                                1.8    BP Amoco                       2.1
Dynegy                                1.6    First Data                     2.0
AT&T                                  1.6    Comcast                        1.9
Bank One                              1.6    BankAmerica                    1.8
--------------------------------------------------------------------------------
Total                                18.5%   Total                         22.1%


+ Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.


                                       3


PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Total Return Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Total Return Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Total Return Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Total Return Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

Though well reduced from recent highs, overall market valuation continues to remain full as measured against historical valuations. We believe these valuations can be supported as inflation remains low, if profit trends can resume normal historical patterns.

With foreign economic activity weakening and overseas monetary policy responding less energetically than our own Fed, we believe the fundamental environment will remain challenging deep into the coming months. We remain comfortable owning a high quality portfolio of conservative corporate issues. We believe the Portfolio is well positioned against the risk of continued difficulties in corporate growth and profits for the overall market.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.


                                       4


PORTFOLIO OF INVESTMENTS                              JUNE 30, 2001 (UNAUDITED))



 NUMBER OF
   SHARES                                                                VALUE
 ---------                                                               -----

COMMON STOCKS--49.19%

AIRLINES--1.70%
    3,250          AMR Corp.                                            $117,423
    2,750          Continental Airlines, Inc.*                           135,437
                                                                        --------
                                                                         252,860
                                                                        --------
APPAREL, RETAIL--0.39%
    3,500          Limited, Inc.                                          57,820
                                                                        --------
BANKS--6.39%
    6,500          Bank One Corp.                                        232,700
    3,500          BankAmerica Corp.                                     210,105
    6,500          J.P.Morgan Chase & Co.                                289,900
    3,000          KeyCorp.                                               78,150
    2,400          National City Corp.                                    73,872
    1,750          Washington Mutual, Inc.                                65,712
                                                                        --------
                                                                         950,439
                                                                        --------
CHEMICALS--1.89%
    1,250          E.I. du Pont de Nemours & Co.                          60,300
      750          Eastman Chemical Co.                                   35,723
    1,750          Kerr-McGee Corp.                                      115,972
    4,500          Lyondell Petrochemical Co.                             69,210
                                                                        --------
                                                                         281,205
                                                                        --------
COMPUTER SOFTWARE--0.40%
    1,100          Amdocs Ltd.*                                           59,235
                                                                        --------
DEFENSE & AEROSPACE--0.71%
    3,000          Honeywell International, Inc.                         104,970
                                                                        --------
DRUGS & MEDICINE--1.55%
    5,000          Pharmacia Corp.                                       229,750
                                                                        --------
ELECTRIC UTILITIES--3.16%
    1,400          AES Corp.*                                             60,270
    5,250          Dynegy, Inc.                                          244,125
    1,750          FirstEnergy Corp.                                      56,280
      750          FPL Group, Inc.                                        45,157
    1,300          General Electric Co.                                   63,375
                                                                        --------
                                                                         469,207
                                                                        --------
ELECTRICAL EQUIPMENT--1.54%
    4,250          Flextronics International Ltd.*                       110,967
    3,500          Sanmina Corp.*                                         81,935
    2,000          Solectron Corp.*                                       36,600
                                                                        --------
                                                                         229,502
                                                                        --------
ENERGY RESERVES & PRODUCTION--0.87%
      700          Chevron Corp.                                          63,350
      750          Exxon Mobil Corp.                                      65,513
                                                                        --------
                                                                         128,863
                                                                        --------
ENTERTAINMENT--0.61%
    1,500          Royal Caribbean Cruises Ltd.                         $ 33,165
    2,000          Walt Disney Co.                                        57,780
                                                                        --------
                                                                          90,945
                                                                        --------
FINANCIAL SERVICES--4.60%
    6,000          Citigroup, Inc.                                       317,040
    4,500          Household International, Inc.                         300,150
    2,000          MBNA Corp.                                             65,900
                                                                        --------
                                                                         683,090
                                                                        --------
FOOD RETAIL--3.35%
    4,250          Anheuser-Busch Cos., Inc.                             175,100
   10,500          Kroger Co.*                                           262,500
    1,500          Pepsi Bottling Group, Inc.                             60,150
                                                                        --------
                                                                         497,750
                                                                        --------
HOUSEHOLD PRODUCTS--1.54%
    4,000          Avon Products, Inc.                                   185,120
      750          Colgate-Palmolive Co.                                  44,243
                                                                        --------
                                                                         229,363
                                                                        --------
INDUSTRIAL PARTS--1.48%
    3,000          United Technologies Corp.                             219,780
                                                                        --------
INDUSTRIAL SERVICES & SUPPLIES--2.02%
    5,500          Tyco International Ltd.                               299,750
                                                                        --------
INFORMATION & COMPUTER SERVICES--1.33%
    1,000          Electronic Data Systems Corp.                          62,500
    1,000          First Data Corp.                                       64,250
    2,500          IMS Health, Inc.                                       71,250
                                                                        --------
                                                                         198,000
                                                                        --------
INSURANCE--1.41%
    1,750          ACE Ltd.                                               68,408
    1,000          PMI Group, Inc.                                        71,660
      850          XL Capital Ltd.                                        69,785
                                                                        --------
                                                                         209,853
                                                                        --------
LONG DISTANCE & PHONE COMPANIES--3.01%
   10,750          AT&T Corp.                                            236,500
    1,500          BellSouth Corp.                                        60,405
    3,000          SBC Communications, Inc.                              120,180
    2,000          WorldCom, Inc.                                         28,400
       80          WorldCom, Inc.--MCI Group*                              1,288
                                                                        --------
                                                                         446,773
                                                                        --------



                                       5



 NUMBER OF
   SHARES                                                                                VALUE
 ---------                                                                               -----
COMMON STOCKS--(CONCLUDED)

MEDIA--2.27%
    3,750          AT&T Liberty Media Corp.*                                           $   65,587
    6,250          Comcast Corp.*                                                         271,250
                                                                                       ----------
                                                                                          336,837
                                                                                       ----------
MEDICAL PRODUCTS--0.96%
      500          Guidant Corp.*                                                          18,000
    2,500          Johnson & Johnson                                                      125,000
                                                                                       ----------
                                                                                          143,000
                                                                                       ----------
MEDICAL PROVIDERS--1.25%
    3,600          Tenet Healthcare Corp.                                                 185,724
                                                                                       ----------
METALS & MINING--0.26%
    1,000          Alcoa, Inc.                                                             39,400
                                                                                       ----------
OIL REFINING--1.43%
    4,250          BP Amoco PLC, ADR                                                   $  211,863
                                                                                       ----------
OIL SERVICES--1.54%
    2,500          Baker Hughes, Inc.                                                      83,750
    2,250          Noble Drilling Corp.*                                                   73,687
    1,750          Transocean Sedco Forex, Inc.                                            72,188
                                                                                       ----------
                                                                                          229,625
                                                                                       ----------
RAILROADS--0.46%
    1,250          Union Pacific Corp.                                                     68,638
                                                                                       ----------
SEMICONDUCTOR--1.11%
    4,000          Micron Technology, Inc.*                                               164,400
                                                                                       ----------
TOBACCO--1.96%
    5,750          Philip Morris Cos., Inc.                                               291,812
                                                                                       ----------
Total Common Stocks (cost--$6,840,324)                                                  7,310,454
                                                                                       ----------


PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES
---------                                                   ---------       --------

CORPORATE BONDS--27.82%

BANKS--2.08%
$      50     Bank One Corp.                                08/01/10           7.875%      53,511
       50     Barclays Bank PLC+                            09/29/49           8.550       53,960
      100     Capital One Bank                              02/01/06           6.875       97,621
       50     First Union National Bank                     08/18/10           7.800       53,547
       50     Zions Financial Corp.+                        05/15/11           6.950       50,004
                                                                                          -------
                                                                                          308,643
                                                                                          -------
CABLE--0.68%
      100     Telecommunications, Inc.                      05/01/03           6.375      101,547
                                                                                          -------
DEFENSE & AEROSPACE--0.68%
       50     Northrop Grumman Corp.                        02/15/11           7.125       49,410
       50     Raytheon Co.                                  03/01/06           8.200       51,860
                                                                                          -------
                                                                                          101,270
                                                                                          -------
ELECTRIC UTILITIES--1.38%
       50     Dominion Resources Capital Trust III          01/15/31           8.400       51,301
       50     DPL, Inc.                                     03/01/07           8.250       52,913
       25     Mission Energy Holding Co.+                   07/15/08          13.500       24,482
       75     Progress Energy, Inc.                         03/01/11           7.100       75,958
                                                                                          -------
                                                                                          204,654
                                                                                          -------
ELECTRICAL EQUIPMENT--0.64%
      100     Motorola, Inc.                                11/15/10           7.625       94,721
                                                                                          -------
ENERGY SOURCES--0.36%
       50     PSEG Energy Holdings                          10/01/09          10.000       53,801
                                                                                          -------


                                       6


PRINCIPAL
  AMOUNT                                                     MATURITY                   INTEREST
  (000)                                                       DATES                      RATES                VALUE
---------                                               --------------------         ---------------         --------

CORPORATE BONDS--(CONTINUED)

FINANCIAL SERVICES--4.14%
$      50     Citigroup, Inc.                                 10/01/10                    7.250%             $ 52,011
      200     Ford Motor Credit Co.                     01/14/03 to 02/01/06         6.000 to 6.875           202,563
      115     Heller Financial, Inc.                          06/15/05                    8.000               122,666
      160     HSBC Capital Funding LP+                  06/30/10 to 06/30/30         9.547 to 10.176@         187,120
       50     Qwest Capital Funding, Inc.                     08/15/10                    7.900                51,655
                                                                                                             --------
                                                                                                              616,015
                                                                                                             --------
FOOD RETAIL--0.69%
       50     Delhaize America, Inc.+                         04/15/31                    9.000                54,387
       50     Kellogg Co.+                                    04/01/11                    6.600                48,860
                                                                                                             --------
                                                                                                              103,247
                                                                                                             --------
FOREST PRODUCTS,PAPER--0.18%
       25     Abitibi Consolidated, Inc.                      08/01/05                    8.300                26,294
                                                                                                             --------
INSURANCE--3.39%
      140     American Re Corp.                               12/15/26                    7.450               143,305
      125     Hartford Financial Services Group, Inc.         11/01/08                    6.375               122,975
      100     Loews Corp.                                     12/15/06                    6.750                99,680
      150     Lumbermen's Mutual Casualty Co.+                07/01/26                    9.150               138,168
                                                                                                             --------
                                                                                                              504,128
                                                                                                             --------
LONG DISTANCE & PHONE COMPANIES--3.40%
       50     AT&T Wireless Services+                         03/01/11                    7.875                50,095
       50     British Telecommunications PLC                  12/15/10                    8.125                53,097
       75     Sprint Capital Corp.                      01/30/11 to 11/15/28         6.875 to 7.625            67,260
       50     Tritel PCS, Inc.                                01/15/11                   10.375                45,750
      210     U.S.West Capital Funding, Inc.                  07/15/08                    6.375               200,589
       85     WorldCom, Inc.                                  05/15/06                    8.000                88,116
                                                                                                             --------
                                                                                                              504,907
                                                                                                             --------
MEDIA--2.18%
       75     AT&T Liberty Media Corp.                  07/15/09 to 02/01/30         7.875 to 8.250            66,968
       50     Cox Communications, Inc.                        11/01/10                    7.750                52,214
       60     News America Holdings, Inc.                     10/17/96                    8.250                56,787
      140     Time Warner, Inc.                               06/15/05                    7.750               147,372
                                                                                                             --------
                                                                                                              323,341
                                                                                                             --------
MEDICAL PROVIDERS--1.04%
      100     HCA--The Healthcare Co.                   09/01/10 to 02/01/11         7.875 to 8.750           103,502
       50     Tenet Healthcare Corp.                          01/15/05                    8.000                51,313
                                                                                                             --------
                                                                                                              154,815
                                                                                                             --------
MOTOR VEHICLES--0.10%
      100     Federal-Mogul Corp.                             07/01/10                    7.875                14,500
                                                                                                             --------


                                       7



PRINCIPAL
  AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                        DATES               RATES          VALUE
---------                                                               --------------------   --------------  -----------

CORPORATE BONDS--(CONCLUDED)

REAL PROPERTY--0.25%
$      35     EOP Operating LP                                                03/15/06             8.375%      $    37,188
                                                                                                               -----------
SECURITIES & ASSET MANAGEMENT--3.38%
      140     FMR Corp.+                                                      06/15/29             7.570           146,437
      145     Lehman Brothers Holdings, Inc.                                  04/01/04             6.625           148,148
      200     Morgan Stanley Dean Witter & Co.                          01/20/04 to 06/15/05   5.625 to 7.750      208,414
                                                                                                               -----------
                                                                                                                   502,999
                                                                                                               -----------
TELECOMMUNICATIONS--SERVICES--0.34%
       50     TELUS Corp.                                                     06/01/07             7.500            51,037
                                                                                                               -----------
TOBACCO--0.61%
       90     Philip Morris Cos., Inc.                                        01/15/27             7.750            90,006
                                                                                                               -----------
YANKEE--2.30%
       66     Abbey National Capital                                          12/29/49             8.963            73,810
      100     Household International Netherlands BV                          12/01/03             6.200           100,686
      170     Imperial Tobacco Overseas BV                                    04/01/09             7.125           167,087
                                                                                                               -----------
                                                                                                                   341,583
                                                                                                               -----------
Total Corporate Bonds (cost--$4,117,103)                                                                         4,134,696
                                                                                                               -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--21.47%

    2,025     Federal National Mortgage Association                     08/15/02 to 12/15/05   6.000 to 6.750    2,070,201
      420     U.S. Treasury Bonds                                       08/15/19 to 02/15/31   5.375 to 8.125      429,977
      675     U.S. Treasury Notes                                       08/15/03 to 08/15/10       5.750           690,951
                                                                                                               -----------
Total U.S. Government and Agency Obligations (cost--$3,185,850)                                                  3,191,129
                                                                                                               -----------

REPURCHASE AGREEMENT--1.55%

      230     Repurchase Agreement dated 06/29/01 with State
               Street Bank and Trust Co., collateralized by
               $239,000 U.S. Treasury Bills, 3.310% due 12/27/01
               (value--$234,818); proceeds: $230,075 (cost--$230,000)         07/02/01             3.930           230,000
                                                                                                               -----------
Total Investments (cost--$14,373,277)--100.03%                                                                  14,866,279
Liabilities in excess of other assets--(0.03)%                                                                      (4,009)
                                                                                                               -----------
Net Assets--100.00%                                                                                            $14,862,270
                                                                                                               ===========

----------
*     Non-income producing security.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified instiitutional buyers.
@ Variable rate security--interest rates shown are current rates as of June 30, 2001.
ADR   American Depository Receipt.

                 See accompanying notes to financial statements


                                       8



STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)


ASSETS
Investments in securities, at value (cost--$14,373,277)                        $14,866,279
Cash                                                                                   114
Receivable for investments sold                                                    101,291
Dividends and interest receivable                                                  133,156
Other assets                                                                         2,336
                                                                               -----------
Total assets                                                                    15,103,176
                                                                               -----------
LIABILITIES
Payable for investments purchased                                                  202,340
Payable to affiliates                                                                9,643
Accrued expenses and other liabilities                                              28,923
                                                                               -----------
Total liabilities                                                                  240,906
                                                                               -----------
NET ASSETS
Beneficial interest shares--$0.001 par value (unlimited amount authorized)      13,569,081
Undistributed net investment income                                                212,365
Accumulated net realized gains from investment transactions                        587,822
Net unrealized appreciation of investments                                         493,002
                                                                               -----------
Net assets                                                                     $14,862,270
                                                                               ===========
CLASS H
Net assets                                                                     $13,187,503
                                                                               -----------
Shares outstanding                                                               1,503,154
                                                                               -----------
Net asset value, offering price and redemption value per share                       $8.77
                                                                                     =====
CLASS I
Net assets                                                                     $ 1,674,767
                                                                               -----------
Shares outstanding                                                                 191,475
                                                                               -----------
Net asset value, offering price and redemption value per share                       $8.75
                                                                                     =====

                 See accompanying notes to financial statements


                                       9


STATEMENT OF OPERATIONS


                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                    JUNE 30, 2001
                                                                     (UNAUDITED)
                                                                    -------------

INVESTMENT INCOME:
Interest                                                              $ 247,491
Dividends (net of foreign withholding taxes of $425)                     50,732
                                                                      ---------
                                                                        298,223
                                                                      ---------
EXPENSES:
Investment management and administration                                 56,922
Professional fees                                                        10,860
Reports and notices to shareholders                                       5,430
Custody and accounting                                                    4,554
Trustees' fees                                                            3,750
Distribution fees--Class I                                                2,109
Transfer agency and related services fees                                 1,500
Other expenses                                                              904
                                                                      ---------
                                                                         86,029
Less: Fee waivers from investment manager                                  (194)
                                                                      ---------
Net expenses                                                             85,835
                                                                      ---------
Net investment income                                                   212,388
                                                                      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions                         629,831
Net change in unrealized appreciation/depreciation of investments       (31,502)
                                                                      ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES            598,329
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 810,717
                                                                      =========

                 See accompanying notes to financial statements


                                       10


STATEMENT OF CHANGES IN NET ASSETS


                                                                                  FOR THE SIX
                                                                                 MONTHS ENDED          FOR THE
                                                                                 JUNE 30, 2001        YEAR ENDED
                                                                                  (UNAUDITED)     DECEMBER 31, 2000
                                                                                 -------------    -----------------

FROM OPERATIONS:
Net investment income                                                             $    212,388       $    380,365
Net realized gains from:
  Investment transactions                                                              629,831          1,983,235
  Futures                                                                                   --            281,287
Net change in unrealized appreciation/depreciation of:
  Investments                                                                          (31,502)        (2,736,313)
  Futures                                                                                   --                875
                                                                                  ------------       ------------
Net increase (decrease) in net assets resulting from operations                        810,717            (90,551)
                                                                                  ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H                                                        (338,240)          (450,001)
Net investment income--Class I                                                         (39,565)           (17,152)
Net realized gains from investment transactions--Class H                            (1,834,017)        (2,610,343)
Net realized gains from investment transactions--Class I                              (230,367)           (99,494)
                                                                                  ------------       ------------
Total dividends and distributions to shareholders                                   (2,442,189)        (3,176,990)
                                                                                  ------------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                   349,423          2,521,757
Cost of shares repurchased                                                          (1,957,922)        (8,785,563)
Proceeds from dividends reinvested                                                   2,442,189          3,176,990
                                                                                  ------------       ------------
Net increase (decrease) in net assets from beneficial interest transactions            833,690         (3,086,816)
                                                                                  ------------       ------------
Net decrease in net assets                                                            (797,782)        (6,354,357)
NET ASSETS:
Beginning of period                                                                 15,660,052         22,014,409
                                                                                  ------------       ------------
End of period (including undistributed net investment income of $212,365 and
 $377,782,respectively)                                                           $ 14,862,270       $ 15,660,052
                                                                                  ============       ============

                 See accompanying notes to financial statements


                                       11


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust-Balanced Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to


                                       12


repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by, advised or sub-advised Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio may use financial futures contracts for hedging or to manage the average duration of the Portfolio's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract") under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets.

      Brinson Advisors has entered into a sub-advisory contract ("Alliance Capital Contract") with Alliance Capital, dated March 1, 2001, pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance


                                       13


Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly at the annual rate of 0.375% of the Portfolio's average daily net assets.

      At June 30, 2001, the Portfolio owed Brinson Advisors $9,296 in investment management and administration fees. Brinson Advisors waived a portion of its investment management and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Brinson Private Money Market Fund LLC. For the six months ended June 30, 2001, Brinson Advisors waived $194 of its management and administration fees.

      For the six months ended June 30, 2001, the Portfolio paid $78 in brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealers for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001, the Portfolio owed Brinson Advisors $347 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers and institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2001, the Portfolio earned $769 for lending its securities, net of rebates, fees and expenses, and UBS PaineWebber earned $2,219 in compensation from the Fund as the Portfolio's lending agent. At June 30, 2001, the Portfolio did not have any securities out on loan. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

----------
*     UBS PaineWebber is a service mark of UBS AG.


                                       14


INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:



Gross appreciation (investments having an excess of value over cost) $ 863,560 Gross depreciation (investments having an excess of cost over value) (370,558)
                                                                     ---------
Net unrealized appreciation of investments                           $ 493,002
                                                                     =========


      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $6,931,056 and $8,753,832, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                   CLASS H                      CLASS I
SIX MONTHS ENDED           ------------------------      ----------------------
JUNE 30,2001:               SHARES         AMOUNT         SHARES       AMOUNT
                           --------     -----------      -------     ----------
Shares sold                  40,261     $   344,983          432     $    4,440
Shares repurchased         (197,333)     (1,823,012)     (14,422)      (134,910)
Dividends reinvested        257,376       2,172,257       32,059        269,932
                           --------     -----------      -------     ----------
Net increase                100,304     $   694,228       18,069     $  139,462
                           ========     ===========      =======     ==========

YEAR ENDED
DECEMBER 31,2000:

Shares sold                  68,699     $   681,314      184,080     $1,840,443
Shares repurchased         (797,617)     (8,056,649)     (73,216)      (728,914)
Dividends reinvested        309,125       3,060,344       11,782        116,646
                           --------     -----------      -------     ----------
Net increase (decrease)    (419,793)    $(4,314,991)     122,646     $1,228,175
                           ========     ===========      =======     ==========



                                       15


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                                           CLASS H
                                                             -----------------------------------------------------------------

                                                              FOR THE SIX
                                                             MONTHS ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                                             JUNE 30, 2001  --------------------------------------------------
                                                              (UNAUDITED)    2000++     1999         1998      1997     1996#
                                                             -------------  -------   -------      -------   -------   -------

Net asset value,beginning of period                             $  9.94     $ 11.75   $ 11.54      $ 11.33   $ 10.95   $ 10.70
                                                                -------     -------   -------      -------   -------   -------
Net investment income                                              0.13@       0.28      0.26         0.28      0.28      0.29
Net realized and unrealized gains (losses) from investments
  and futures                                                      0.33@      (0.25)    (0.05)        1.61      2.44      1.49
                                                                -------     -------   -------      -------   -------   -------
Net increase from investment operations                            0.46        0.03      0.21         1.89      2.72      1.78
                                                                -------     -------   -------      -------   -------   -------
Dividends from net investment income                              (0.25)      (0.27)       --        (0.27)    (0.28)    (0.28)
Distributions from net realized gains from investment
  transactions                                                    (1.38)      (1.57)    (0.00)+++    (1.41)    (2.06)    (1.25)
                                                                -------     -------   -------      -------   -------   -------
Total dividends and distributions to shareholders                 (1.63)      (1.84)    (0.00)       (1.68)    (2.34)    (1.53)
                                                                -------     -------   -------      -------   -------   -------
Net asset value, end of period                                  $  8.77     $  9.94   $ 11.75      $ 11.54   $ 11.33   $ 10.95
                                                                =======     =======   =======      =======   =======   =======
Total investment return (1)                                        5.32%       0.34%     1.82%       16.81%    24.86%    16.82%
                                                                =======     =======   =======      =======   =======   =======
Ratios/Supplemental data:
Net assets, end of period (000's)                               $13,187     $13,941   $21,418      $28,549   $28,211   $29,224
Expenses to average net assets, before waiver from manager         1.11%*      1.34%     1.25%        0.97%     1.19%     1.24%
Expenses to average net assets, after waiver from manager          1.10%*      1.34%     1.25%        0.97%     1.19%     1.24%
Net investment income to average net assets, before waiver
  from manager                                                     2.82%*      2.12%     1.81%        2.08%     2.06%     2.29%
Net investment income to average net assets, after waiver
  from manager                                                     2.83%*      2.12%     1.81%        2.08%     2.06%     2.29%
Portfolio turnover                                                   46%        185%      206%         177%      169%      235%

----------
+     Commencement of issuance of shares.
@     Calculated using average monthly shares outstanding for the period.
# Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
+++ The Portfolio made a distribution of less than $0.005 during the year ended December 31, 1999.
*     Annualized.
++ Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.


                                     16


                                                                                 CLASS I
                                                             -----------------------------------------------
                                                                                            FOR THE PERIOD
                                                              FOR THE SIX      FOR THE      AUGUST 17, 1999+
                                                              MONTHS ENDED    YEAR ENDED        THROUGH
                                                             JUNE 30, 2001   DECEMBER 31,     DECEMBER 31,
                                                              (UNAUDITED)       2000++           1999
                                                             -------------   ------------   ----------------
Net asset value,beginning of period                              $ 9.91         $11.75            $11.37
                                                                 ------         ------            ------
Net investment income                                              0.11@          0.25              0.04
Net realized and unrealized gains (losses) from investments
  and futures                                                      0.35@         (0.25)             0.34
                                                                 ------         ------            ------
Net increase from investment operations                            0.46           0.00              0.38
                                                                 ------         ------            ------
Dividends from net investment income                              (0.24)         (0.27)               --
Distributions from net realized gains from investment
  transactions                                                    (1.38)         (1.57)            (0.00)+++
                                                                 ------         ------            ------
Total dividends and distributions to shareholders                 (1.62)         (1.84)            (0.00)
                                                                 ------         ------            ------
Net asset value, end of period                                   $ 8.75         $ 9.91            $11.75
                                                                 ======         ======            ======
Total investment return (1)                                        5.26%          0.04%             3.34%
                                                                 ======         ======            ======
Ratios/Supplemental data:
Net assets, end of period (000's)                                $1,675         $1,719            $  596
Expenses to average net assets, before waiver from manager         1.35%*         1.57%             1.82%*
Expenses to average net assets, after waiver from manager          1.35%*         1.54%             1.57%*
Net investment income to average net assets, before waiver
  from manager                                                     2.58%*         1.98%             1.14%*
Net investment income to average net assets, after waiver
  from manager                                                     2.58%*         2.01%             1.39%*
Portfolio turnover                                                   46%           185%              206%

----------
+     Commencement of issuance of shares.
@     Calculated using average monthly shares outstanding for the period.
# Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
+++ The Portfolio made a distribution of less than $0.005 during the year ended December 31, 1999.
*     Annualized.
++ Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.


                                     17


SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:


                                                                                 SHARES     SHARES VOTED    SHARES
PROPOSAL 1                                                                      VOTED FOR     AGAINST       ABSTAIN
                                                                                ---------   ------------    -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION
CONTRACT BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC
("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO BALANCED PORTFOLIO ("FUND")                                     1,165,231            0      357,790


                                                                                 SHARES     SHARES VOTED    SHARES
PROPOSAL 2                                                                      VOTED FOR     AGAINST       ABSTAIN
                                                                                ---------   ------------    -------

TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT
TO THE FUND                                                                     1,165,231            0      357,790


                                                                                 SHARES     SHARES VOTED    SHARES
PROPOSAL 2                                                                      VOTED FOR     AGAINST       ABSTAIN
                                                                                ---------   ------------    -------

TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND
THE TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS
FOR THE FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS
WITHOUT FURTHER SHAREHOLDER APPROVAL                                            1,050,322      114,902      357,797


                                       18


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                                BRINSON ADVISORS

                                (C)2001 Brinson Advisors, Inc.
                                All Rights Reserved

BRINSON SERIES
TRUST

GLOBAL EQUITY
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST -- GLOBAL EQUITY PORTFOLIO                SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust -- Global Equity Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

During the six months ended June 30, 2001, there were remarkable similarities in the performance of most global markets. Most markets lost value, as concerns about the possibility of a global recession dominated investor sentiment. During the period, the MSCI World Index declined 10.50%, the MSCI EAFE Index was down 14.75% and the NIKKEI lost 5.92%.

In the United States, a slowdown in capital spending led to weak corporate earnings and sluggish economic growth. In this environment, the Federal Reserve Board (the "Fed") trimmed interest rates six times, for a total decrease of 2.75%, in an effort to stimulate economic growth. While the Fed's actions sparked intermittent short-term rallies, the stock market could not overcome the fact that many companies could offer little guidance as to when their businesses might begin to pick up. As a result, many stocks struggled; and growth stocks, particularly those in the technology sector, suffered the most. The poor showing in the technology sector is reflected in the 12.53% decline of the Nasdaq Composite Index for the period. The S&P 500 Index, an indicator of broad stock market performance, declined 6.70% for the same period.

With the globalization of most industries, Europe was not immune to the slowdown in the United States. In Europe, the TMT sector -- technology, media and telecommunications -- was particularly hard hit. While the European markets showed some relative strength early in the semiannual period, corporate earnings forecasts began to deteriorate by period-end. As a result, stocks on many European exchanges declined.

Japan continued to be affected by a slowing economy, a banking sector that is mired in bad debt and weak product demand from its trading partners around the world. While select Japanese companies performed well, the broad market declined.

The emerging markets of Latin America and Asia faced a number of obstacles. Many of these countries, particularly in Asia, are highly dependent on the United States, Europe and Japan as markets for their goods and services. As economic growth declined in these large industrial regions, many emerging market countries saw their exports shrink. Fewer exports led to lower earnings, and ultimately, to lower stock prices. Debt problems and political concerns were also factors in the performance of the emerging markets. Bad loan problems in Argentina and Turkey and political issues in Indonesia and the Philippines contributed to an uncertain investment environment.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                    6 MONTHS     1 YEAR     5 YEARS  10 YEARS  INCEPTION*
GLOBAL EQUITY PORTFOLIO (CLASS H)    -12.76%     19.21%      3.69%     4.24%      5.26%

GLOBAL EQUITY PORTFOLIO (CLASS I)    -12.95     -19.35        N/A       N/A      -6.21

MSCI WORLD INDEX                     -10.50     -20.14       8.52     10.51       8.44

* Inception: since commencement of issuance on May 4, 1987 for Class H shares and August 5, 1999 for Class I shares. Index performance is shown as of nearest month end of inception of oldest share class: April 30, 1987.

      The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

Our strategy during the semiannual period was based on maintaining a fairly balanced portfolio with overweighted positions in certain technology, pharmaceutical and financial stocks. After declining for several months, U.S. markets rallied in April, as investors began to anticipate a bottom in the economic slowdown. Technology stocks led the rally with a 15% increase in the Nasdaq for the month of April. As is often the case with market rallies, when one sector emerges from the doldrums, others sell off. In this instance, the renewed popularity of technology shares triggered a decline in the Portfolio's defensive stocks, which tend to perform well in difficult economic environments. The upturn in technology performance was brief, however. Unfortunately, negative earnings announcements from many technology companies in May and June engendered a shift in investor sentiment and many stocks gave up their gains. As a result, the U.S. technology stocks in the Portfolio detracted from performance for the period. On the positive side, U.S. financial, media and industrial companies with superior earnings growth prospects benefited the Portfolio's return.

The Portfolio's position in Europe, albeit underweighted, negatively affected performance. The telecommunication and media sectors were particularly weak. Relative strength in pharmaceutical, bank and energy stocks offset some of the weakness in other sectors.

At the beginning of the year, expectations for Japan were dim as the economy continued to slide toward recession. Nevertheless, the Japanese market and yen were fairly resilient on a relative global basis. Stock selection in Japan was positive, and the Portfolio's Japanese stocks were among its best performers. Pharmaceutical stocks in Japan hampered performance, but financial stocks added to the Portfolio's return.

Investments in the Asia/Pacific ex-Japan region were a slight positive. Stocks in Australia, South Korea and Taiwan gained in value, while positions in Hong Kong declined. The Portfolio is well diversified among industries. We continue to own high quality technology stocks that should benefit returns when the market environment improves. We also have a number of large positions in U.S. and European financial stocks. We favor financial stocks for their reasonable valuations and solid prospects for growth over the next few years and because they tend to perform well in a low-inflation environment. Pharmaceutical companies in various regions of the world are also well represented in the Portfolio. Pharmaceutical stocks are fairly defensive in nature and, therefore, they tend to perform well during periods of economic weakness. Earnings for the pharmaceutical companies in the Portfolio register in double-digits and valuations are attractive.

In terms of geographic focus, the Portfolio is slightly overweighted in the U.S., Asia and Japan and underweighted in Europe. Because of the recent correction in European equity markets, we may add to the European position in the weeks ahead. During these turbulent times, we continue to seek and hold stocks that have the most attractive valuations and the best growth profiles over the next 12 to 18 months.

PORTFOLIO STATISTICS

ASSET ALLOCATION*                    6/30/01                       12/31/00
--------------------------------------------------------------------------------
United States(1)                      37.2%                         38.6%
International                         62.8                           61.4
--------------------------------------------------------------------------------
Total                                100.0%                        100.0%

TOP FIVE COUNTRIES*           6/30/01                                   12/31/00
--------------------------------------------------------------------------------
United States(1)               37.2%   United States                     38.6%
United Kingdom                 19.0    United Kingdom                    17.5
France                         10.1    France                             9.5
Germany                         6.4    Netherlands                        6.1
Japan                           5.8    Germany                            6.0
--------------------------------------------------------------------------------
Total                          78.5%   Total                             77.7%

TOP TEN STOCKS*               6/30/01                                  12/31/00
--------------------------------------------------------------------------------
Commercial Union                3.9%   Commercial Union                  3.5%
Diageo                          2.4    Diageo                            1.9
Rhone Poulenc                   2.2    ING Groep                         1.9
ING Groep                       2.0    Rhone Poulenc                     1.9
Total Fina                      1.8    Exxon Mobil                       1.9
J.P. Morgan Chase & Co.         1.8    Zurich Financial Services Group   1.6
Microsoft                       1.7    Alcatel                           1.5
GlaxoSmithKline                 1.5    Munchener Ruckvers AG             1.5
Target                          1.5    Schering-Plough                   1.5
Munchener Ruckvers AG           1.5    Total Fina                        1.4
--------------------------------------------------------------------------------
Total                          20.3%   Total                            18.6%

PORTFOLIO CHARACTERISTICS*                  6/30/01              12/31/00
--------------------------------------------------------------------------------
Net assets (mm)                              $6.7                  $8.7
Number of Securities                          137                   160
Stocks                                       91.8%                 98.8%
Cash                                          8.8%                  1.8%
Liabilities in Excess of Other Assets        -0.6%                 -0.6%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*              6/30/01                                  12/31/00
--------------------------------------------------------------------------------
Financial Services              30.1%    Financial Services              29.2%
Technology                      13.3     Energy                           9.0
Consumer Cyclicals              11.1     Consumer Cyclicals               8.8
Consumer Noncyclicals            7.6     Healthcare                       8.4
Energy                           6.7     Technology                       7.7
--------------------------------------------------------------------------------
Total                           68.8%    Total                           63.1%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.
(1) On June 30, 2001, 8.2% of total net assets were in cash and liabilities in excess of other assets.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to International Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("International Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of International Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the International Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We are generally optimistic about the global markets over the long term. We believe that the Federal Reserve Board's interest-rate cuts should begin to have a positive effect on the U.S. economy in the future and that a lift in the U.S. economy should help other world markets. Moreover, the period of unfavorable results in the growth area may be coming to an end; the rapid decline in global markets during the last year has corrected much of the valuation disparity between typical growth and value stocks.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                         JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                              --------
COMMON STOCKS--91.79%

AUSTRALIA--1.55%
BANKS--0.52%
      1,954 National Australia Bank Ltd.                                               $ 34,934
                                                                                       --------
MEDIA--1.03%
      1,870 News Corp. Ltd., ADR                                                         69,471
                                                                                       --------
Total Australia Common Stocks                                                           104,405
                                                                                       --------
AUSTRIA--0.56%
ENERGY SOURCES--0.56%
        448 OMV AG                                                                       37,586
                                                                                       --------
CANADA--0.98%
BANKS--0.49%
      1,032 Royal Bank of Canada                                                         33,029
                                                                                       --------
ELECTRICAL EQUIPMENT--0.05%
        370 Nortel Networks Corp.                                                         3,413
                                                                                       --------
METALS & MINING--0.44%
        511 Potash Corp. of Saskatchewan, Inc.                                           29,331
                                                                                       --------
Total Canada Common Stocks                                                               65,773
                                                                                       --------
FINLAND--0.97%
ELECTRICAL EQUIPMENT--0.72%
      2,128 Nokia AB OY                                                                  48,276
                                                                                       --------
TELECOMMUNICATIONS--0.25%
      1,035 Elisa Communications                                                         16,937
                                                                                       --------
Total Finland Common Stocks                                                              65,213
                                                                                       --------
FRANCE--10.12%
BANKS--0.96%
        740 Banque National Paris                                                        64,467
                                                                                       --------
BUILDING MATERIALS--0.71%
        556 Lafarge                                                                      47,590
                                                                                       --------
CHEMICALS--0.43%
      2,630 Rhodia Inc. S.A                                                              28,974
                                                                                       --------
COMPUTER SOFTWARE & SERVICES--0.18%
        165 Cap Gemini S.A                                                               12,025
                                                                                       --------
ELECTRICAL EQUIPMENT--0.23%
        570 Alstom                                                                       15,873
                                                                                       --------
ENERGY SOURCES--1.75%
        844 Total Fina Elf S.A. (Class B)                                               118,302
                                                                                       --------
ENVIRONMENTAL SERVICES--0.61%
        700 Vivendi Universal                                                            40,843
                                                                                       --------
HEALTH & PERSONAL CARE--2.24%
      1,889 Rhone Poulenc S.A                                                           150,959
                                                                                       --------

INSURANCE--1.36%
        269 Ass Gen De France                                                          $ 14,977
      2,684 AXA                                                                          76,539
                                                                                       --------
                                                                                         91,516
                                                                                       --------
TELECOMMUNICATIONS--0.98%
      2,330 Alcatel                                                                      48,771
      2,100 Orange S.A.*                                                                 17,085
                                                                                       --------
                                                                                         65,856
                                                                                       --------
UTILITIES--0.67%
      1,400 Suez S.A.                                                                    45,084
                                                                                       --------
Total France Common Stocks                                                              681,489
                                                                                       --------
GERMANY--6.35%
BANKS--1.78%
        620 Deutsche Bank AG                                                             44,471
        528 Direkt Anlarge Bank*                                                          7,383
      1,490 Dresdner Bank AG                                                             68,123
                                                                                       --------
                                                                                        119,977
                                                                                       --------
DIVERSIFIED-INDUSTRIAL--0.79%
        870 Siemens AG                                                                   53,453
                                                                                       --------
DRUGS & MEDICINE--0.39%
        500 Schering AG                                                                  26,271
                                                                                       --------
INSURANCE--1.99%
        220 Ergo Versicherungs                                                           32,375
        364 Munchener Ruckvers AG                                                       101,549
                                                                                       --------
                                                                                        133,924
                                                                                       --------
RETAIL--0.78%
      1,400 Metro AG                                                                     52,345
                                                                                       --------
UTILITIES--0.62%
        800 Veba AG                                                                      41,993
                                                                                       --------
Total Germany Common Stocks                                                             427,963
                                                                                       --------
GREECE--0.14%
TELECOMMUNICATIONS--0.14%
      1,460 Hellenic Telecommunications, ADR                                              9,359
                                                                                       --------
IRELAND--0.58%
BANKS--0.58%
      3,919 Bank of Ireland                                                              38,862
                                                                                       --------
ISRAEL--0.31%
ELECTRICAL EQUIPMENT--0.31%
        597 Orbotech Lt*                                                                 20,632
                                                                                       --------
ITALY--1.38%
BANKS--0.76%
      4,000 San Paolo - IMI SPA                                                          51,321
                                                                                       --------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                              --------
COMMON STOCKS--(CONTINUED)

ITALY--(CONCLUDED)
INSURANCE--0.62%
      3,410 Ras                                                                        $ 41,960
                                                                                       --------
Total Italy Common Stocks                                                                93,281
                                                                                       --------
JAPAN--5.82%
BANKS--0.48%
      5,000 Asahi Bank                                                                   10,825
          4 UFJ Holdings, Inc.                                                           21,522
                                                                                       --------
                                                                                         32,347
                                                                                       --------
COMPUTER HARDWARE--0.68%
        200 Canon, Inc.                                                                   8,083
      1,000 Fujitsu                                                                      10,504
      2,000 NEC Corp.                                                                    27,023
                                                                                       --------
                                                                                         45,610
                                                                                       --------
CONSUMER DURABLES--0.68%
        700 Sony Corp.                                                                   46,027
                                                                                       --------
DRUGS & MEDICINE--0.45%
      2,000 Chugai Pharmaceutical Co.                                                    30,423
                                                                                       --------
ELECTRONIC COMPONENTS & INSTRUMENTS--0.47%
      6,000 Toshiba Corp.                                                                31,705
                                                                                       --------
ELECTRONIC EQUIPMENT--0.35%
      1,000 Furukawa Electric                                                             7,979
      1,000 Matsushita Electric Industrial
            Co. Ltd.                                                                     15,652
                                                                                       --------
                                                                                         23,631
                                                                                       --------
FINANCIAL SERVICES--1.05%
      4,000 Nikko Securities Co. Ltd.                                                    32,042
      2,000 Nomura Securities Co. Ltd.                                                   38,329
                                                                                       --------
                                                                                         70,371
                                                                                       --------
HEALTH & PERSONAL CARE--0.34%
        500 Takeda Chemical Industries                                                   23,254
                                                                                       --------
RETAIL--0.49%
        400 Yamada Denki Co.                                                             32,716
                                                                                       --------
SEMICONDUCTOR--0.26%
        200 Kyocera Corp.                                                                17,641
                                                                                       --------
TELECOMMUNICATIONS--0.26%
          1 NTT Mobile Communication                                                     17,400
                                                                                       --------
TELEPHONE COMPANIES--0.31%
          4 Nippon Telephone & Telegraph Corp.                                           20,848
                                                                                       --------
Total Japan Common Stocks                                                               391,973
                                                                                       --------

KOREA--0.59%
ELECTRICAL EQUIPMENT--0.44%
        200 Samsung Electronic                                                         $ 29,527
                                                                                       --------
TELECOMMUNICATIONS--0.15%
        479 Korea Telecom Corp.                                                          10,529
                                                                                       --------
Total Korea Common Stocks                                                                40,056
                                                                                       --------
NETHERLANDS--5.78%
BANKS--2.02%
      2,080 ING Groep N.V.*                                                             136,080
                                                                                       --------
CHEMICALS--0.59%
        938 Akzo Nobel N.V.                                                              39,745
                                                                                       --------
COMPUTER SERVICES--0.13%
      2,150 Getronics N.V.                                                                8,928
                                                                                       --------
FOOD--0.89%
        912 Ahold Kon N.V.                                                               28,596
        812 Numico Kon N.V.                                                              31,193
                                                                                       --------
                                                                                         59,789
                                                                                       --------
FOOD & HOUSEHOLD PRODUCTS--0.59%
        660 Unilever N.V.                                                                39,600
                                                                                       --------
PAPER & FOREST PRODUCTS--0.29%
      2,117 Buhrmann N.V.                                                                19,986
                                                                                       --------
SEMICONDUCTOR--1.07%
      2,722 Koninklijke Philips Electronics N.V                                          72,225
                                                                                       --------
TELECOMMUNICATIONS--0.20%
      1,607 Kon KPN N.V.                                                                  9,124
      1,674 United Pan-Europe
            Communications N.V.*                                                          4,256
                                                                                       --------
                                                                                         13,380
                                                                                       --------
Total Netherlands Common Stocks                                                         389,733
                                                                                       --------
NORWAY--0.21%
ENERGY RESERVES & PRODUCTION--0.21%
      1,394 Petroleum Geo Services*                                                      14,120
                                                                                       --------
PORTUGAL--1.17%
RAILROADS--1.17%
      9,285 Brisa Auto Estrada                                                           78,686
                                                                                       --------
SPAIN--0.60%
TELEPHONE COMPANIES--0.60%
        700 Telefonica S.A.                                                               8,637
        859 Telefonica S.A., Class A                                                     31,989
                                                                                       --------
                                                                                         40,626
                                                                                       --------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                              --------
COMMON STOCKS--(CONTINUED)

SWEDEN--3.03%
BANKS--1.04%
     12,264 Nordbanken Holding                                                        $  69,932
                                                                                      ---------
ELECTRICAL EQUIPMENT--0.68%
      8,384 Ericsson LM B Shares                                                         45,880
                                                                                      ---------
FINANCIAL SERVICES--1.31%
      6,910 Investor AB                                                                  88,019
                                                                                      ---------
Total Sweden Common Stocks                                                              203,831
                                                                                      ---------
SWITZERLAND--3.65%
BANKS--1.15%
        542 UBS AG                                                                       77,687
                                                                                      ---------
CHEMICALS--0.02%
         20 Syngenta AG*                                                                  1,052
                                                                                      ---------
DRUGS & MEDICINE--1.31%
      2,440 Novartis AG                                                                  88,351
                                                                                      ---------
INSURANCE--1.17%
        231 Zurich Financial Services Group                                              78,821
                                                                                      ---------
Total Switzerland Common Stocks                                                         245,911
                                                                                      ---------
UNITED KINGDOM--18.98%
BEVERAGES & TOBACCO--2.42%
     14,863 Diageo PLC                                                                  163,266
                                                                                      ---------
BUILDING MATERIALS & COMPONENTS--0.46%
      3,200 RMC Group                                                                    30,870
                                                                                      ---------
COMPUTER SERVICES--0.26%
      2,470 Misys                                                                        17,288
                                                                                      ---------
DEFENSE/AEROSPACE--0.58%
     11,900 Rolls-Royce PLC                                                              39,299
                                                                                      ---------
DRUGS & MEDICINE--1.71%
        239 AstraZeneca PLC                                                              11,056
      3,690 GlaxoSmithKline PLC                                                         103,933
                                                                                      ---------
                                                                                        114,989
                                                                                      ---------
ELECTRICAL POWER--0.15%
      2,940 Marconi PLC                                                                  10,475
                                                                                      ---------
ELECTRONIC COMPONENTS & INSTRUMENTS--0.17%
      3,630 Spirent PLC                                                                  11,298
                                                                                      ---------
ENERGY RESERVES & PRODUCTION--1.35%
     11,086 BP Amoco                                                                     91,254
                                                                                      ---------
FOOD & HOUSEHOLD PRODUCTS--1.50%
      5,015 Reckitt & Colman PLC                                                         72,392
      3,380 Unilever PLC                                                                 28,513
                                                                                      ---------
                                                                                        100,905
                                                                                      ---------
GAS/WATER UTILITIES--0.39%
      6,630 BG Group PLC                                                              $  26,167
                                                                                      ---------
INFORMATION & COMPUTER SERVICES--0.41%
      2,800 WPP Group PLC                                                                27,603
                                                                                      ---------
INSURANCE--5.17%
     19,000 Commercial Union PLC                                                        263,028
     11,300 Royal & Sun Alliance                                                         85,139
                                                                                      ---------
                                                                                        348,167
                                                                                      ---------
LONG DISTANCE & PHONE COMPANIES--0.73%
      4,500 British Telecommunications PLC                                               28,328
      3,500 Cable & Wireless PLC                                                         20,616
                                                                                      ---------
                                                                                         48,944
                                                                                      ---------
MEDIA--1.43%
     17,191 Aegis Group PLC                                                              25,421
      5,001 Carlton Communications PLC                                                   23,664
      3,529 United Business Media PLC*                                                   28,726
      5,355 United Business Media PLC, B Shares                                          18,552
                                                                                      ---------
                                                                                         96,363
                                                                                      ---------
SECURITIES & ASSET MANAGEMENT--1.01%
      3,936 Amvescap PLC                                                                 68,457
                                                                                      ---------
TRANSPORTATION--0.22%
      6,630 Lattice Group                                                                14,822
                                                                                      ---------
WIRELESS TELECOMMUNICATIONS--1.02%
     30,947 Vodafone Group PLC                                                           68,643
                                                                                      ---------
Total United Kingdom Common Stocks                                                    1,278,810
                                                                                      ---------
UNITED STATES--29.02%
BANKS--1.76%
      2,651 J.P. Morgan Chase & Co.                                                     118,235
                                                                                      ---------
COMPUTER HARDWARE--0.60%
      2,233 Cisco Systems, Inc.*                                                         40,641
                                                                                      ---------
COMPUTER SOFTWARE--3.10%
        850 IBM Corp.                                                                    96,050
      1,548 Microsoft Corp.*                                                            113,004
                                                                                      ---------
                                                                                        209,054
                                                                                      ---------
DEFENSE/AEROSPACE--0.76%
        696 Honeywell, Inc.                                                              24,353
        663 TRW, Inc.                                                                    27,183
                                                                                      ---------
                                                                                         51,536
                                                                                      ---------
DRUGS & MEDICINE--2.62%
      2,398 Pfizer, Inc.                                                                 96,040
      2,229 Schering-Plough Corp.                                                        80,779
                                                                                      ---------
                                                                                        176,819
                                                                                      ---------

NUMBER OF
 SHARES                                                                                  VALUE
---------                                                                              --------
COMMON STOCKS--(CONCLUDED)
UNITED STATES--(CONTINUED)
ENERGY RESERVES & PRODUCTION--2.57%
        713 Phillips Petroleum Co.                                                    $  40,641
      1,583 Royal Dutch Petroleum Co., ADR                                               92,242
        908 Tosco Corp.                                                                  39,997
                                                                                      ---------
                                                                                        172,880
                                                                                      ---------
ENTERTAINMENT--0.43%
        559 Viacom, Inc., Class B*                                                       28,928
                                                                                      ---------
FINANCIAL SERVICES--3.64%
      1,780 Citigroup, Inc.                                                              94,055
      1,000 Household International, Inc.                                                66,700
      1,286 MBNA Corp.                                                                   42,374
        706 Providian Corp.                                                              41,795
                                                                                      ---------
                                                                                        244,924
                                                                                      ---------
INDUSTRIAL COMPONENTS--1.92%
        716 Ingersoll Rand Co.                                                           29,499
        734 Mettler-Toledo International, Inc.*                                          31,745
        930 United Technologies Corp.                                                    68,132
                                                                                      ---------
                                                                                        129,376
                                                                                      ---------
INDUSTRIAL SERVICES & SUPPLIES--0.83%
      1,021 Tyco International Ltd., ADR                                                 55,644
                                                                                      ---------
MANUFACTURING-HIGH TECHNOLOGY--0.59%
      2,395 Motorola, Inc.                                                               39,661
                                                                                      ---------
MEDIA--0.47%
        598 AOL Time Warner, Inc.*                                                       31,694
                                                                                      ---------
MOTOR VEHICLES & PARTS--1.13%
        466 Johnson Controls, Inc.                                                       33,771
      1,210 Lear Corp.*                                                                  42,229
                                                                                      ---------
                                                                                         76,000
                                                                                      ---------
OIL SERVICES--0.28%
        463 Transocean Sedco Forex, Inc.                                              $  19,099
                                                                                      ---------
PAPER & FOREST PRODUCTS--1.48%
        534 International Paper Co.                                                      19,064
      1,467 Weyerhaeuser Co.                                                             80,641
                                                                                      ---------
                                                                                         99,705
                                                                                      ---------
PUBLISHING--1.61%
      1,225 Knight-Ridder, Inc.                                                          72,642
        849 New York Times Co., Class A                                                  35,658
                                                                                      ---------
                                                                                        108,300
                                                                                      ---------
RETAIL--1.53%
      2,978 Target Corp.                                                                103,039
                                                                                      ---------
SECURITIES & ASSET MANAGEMENT--1.24%
      1,303 Morgan Stanley Dean Witter & Co.                                             83,692
                                                                                      ---------
SEMICONDUCTOR--1.19%
      1,342 Intel Corp.                                                                  39,253
        747 JDS Uniphase Corp.*                                                           9,338
      1,000 Texas Instruments, Inc.                                                      31,500
                                                                                      ---------
                                                                                         80,091
                                                                                      ---------
TELECOMMUNICATIONS--0.48%
      2,176 WorldCom, Inc.                                                               30,899
         87 WorldCom, Inc.- MCI Group*                                                    1,402
                                                                                      ---------
                                                                                         32,301
                                                                                      ---------
TELEPHONE COMPANIES--0.79%
      1,000 Verizon Communications                                                       53,500
                                                                                      ---------
Total United States Common Stocks                                                     1,955,119
                                                                                      ---------
Total Common Stocks (cost--$7,046,982)                                                6,183,428
                                                                                      ---------

PRINCIPAL
  AMOUNT                                                                MATURITY        INTEREST
  (000)                                                                   DATE            RATE       VALUE
---------                                                               --------        --------   ----------
REPURCHASE AGREEMENT--8.83%
       $595 Repurchase Agreement dated 06/29/01 with State Street
              Bank & Trust Co., collateralized by $618,000 U.S.
              Treasury Bills, 3.310% due 12/27/01 (value--$607,185);
              proceeds:
              $595,195 (cost--$595,000)                                  07/02/01         3.930%      595,000
                                                                                                   ----------
Total Investments (cost--$7,641,982)--100.62%                                                       6,778,428
 .Liabilities in excess of other assets--(0.62)%                                                        42,083)
 .                                                                                                  ----------
Net Assets--100.00%                                                                                $6,736,345
 .                                                                                                  ==========

----------
 *   Non-income producing security.

ADR  American Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$7,641,982)                          $ 6,778,428
Cash (including cash denominated in foreign currencies, at value)                     6,137
Receivable for foreign taxes withheld                                                 9,168
Dividends and interest receivable                                                     5,802
Other assets                                                                          3,020
                                                                                -----------
Total assets                                                                      6,802,555
                                                                                -----------
LIABILITIES
Payable to affiliate                                                                  4,358
Accrued expenses and other liabilities                                               61,852
                                                                                -----------
Total liabilities                                                                    66,210
                                                                                -----------
NET ASSETS
Beneficial interest shares--$0.001 par value (unlimited amount authorized)        7,547,616
Undistributed net investment income                                                   8,789
Accumulated net realized gains from investments, futures and foreign currency
  transactions                                                                       44,232
Net unrealized depreciation of investments and other assets and liabilities
  denominated in foreign currencies                                                (864,292)
                                                                                -----------
Net assets                                                                      $ 6,736,345
                                                                                ===========
CLASS H
Net assets                                                                      $ 6,218,279
                                                                                -----------
Shares outstanding                                                                  641,645
                                                                                -----------
Net asset value, offering price and redemption value per share                        $9.69
                                                                                      =====
CLASS I
Net assets                                                                      $   518,066
                                                                                -----------
Shares outstanding                                                                   53,760
                                                                                -----------
Net asset value, offering price and redemption value per share                        $9.64
                                                                                      =====

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                      FOR THE SIX
                                                                      MONTHS ENDED
                                                                     JUNE 30, 2001
                                                                      (UNAUDITED)
                                                                     -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $9,144)               $    74,901
Interest                                                                  14,904
                                                                     -----------
                                                                          89,805
                                                                     -----------
EXPENSES:
Investment management and administration                                  28,437
Professional fees                                                         19,720
Reports and notices to shareholders                                       15,575
Custody and accounting                                                     9,479
Trustees' fees                                                             3,750
Transfer agency and related services fees                                  1,500
Distribution fees-Class I                                                    687
Other expenses                                                             1,809
                                                                     -----------
                                                                          80,957
                                                                     -----------
Net investment income                                                      8,848
                                                                     -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investments                                                          130,920
    Foreign currency transactions                                         (5,452)
Net change in unrealized appreciation/depreciation of:
    Investments                                                       (1,199,839)
    Other assets and liabilities denominated in foreign currencies          (698)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES         (1,075,069)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(1,066,221)
                                                                     ===========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE SIX
                                                                         MONTHS ENDED        FOR THE
                                                                         JUNE 30, 2001     YEAR ENDED
                                                                          (UNAUDITED)   DECEMBER 31, 2000
                                                                         -------------  -----------------
FROM OPERATIONS:
Net investment income                                                    $     8,848      $     12,997
Net realized gains from investments, futures and foreign
  currency transactions                                                      125,468         1,124,335
Net change in unrealized appreciation/depreciation of investments, futures and other assets and liabilities denominated in
  foreign currencies                                                      (1,200,537)       (2,201,237)
                                                                         -----------      ------------
Net decrease in net assets resulting from operations                      (1,066,221)       (1,063,905)
                                                                         -----------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income-Class H                                                     --          (104,192)
Net investment income-Class I                                                     --            (4,746)
Net realized gains from investments-Class H                               (1,065,145)       (1,144,750)
Net realized gains from investments-Class I                                  (81,745)          (52,147)
                                                                         -----------      ------------
Total dividends and distributions to shareholders                         (1,146,890)       (1,305,835)
                                                                         -----------      ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                          81,829           731,332
Cost of shares repurchased                                                (1,024,703)       (4,324,378)
Proceeds from dividends reinvested                                         1,146,890         1,305,835
                                                                         -----------      ------------
Net increase (decrease) in net assets from beneficial
  interest transactions                                                      204,016        (2,287,211)
                                                                         -----------      ------------
Net decrease in net assets                                                (2,009,095)       (4,656,951)

NET ASSETS:
Beginning of period                                                        8,745,440        13,402,391
                                                                         -----------      ------------
End of period (including undistributed net investment
  income of $8,789 at June 30, 2001)                                     $ 6,736,345      $  8,745,440
                                                                         ===========      ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Global Equity Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain foreign dividends which are recorded as soon after the ex-date as, using reasonable diligence, Alliance Capital becomes aware of such dividends).

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      FOREIGN CURRENCY TRANSLATIONS--The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets (other than investments) and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolio's assets. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

      The board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly at the annual rate of 0.375% of the Portfolio's average daily net assets.

      At June 30, 2001, the Portfolio owed Brinson Advisors $4,250 in investment management and administration fees.

      For the six months ended June 30, 2001, the Portfolio did not pay brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001, the Portfolio owed Brinson Advisors $108 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2001, the Portfolio had no securities lending activity. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

----------
* UBS PaineWebber is a service mark of UBS AG.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

    Gross appreciation (investments having an excess of value over cost)      $  575,497
    Gross depreciation (investments having an excess of cost over value)      (1,439,051)
                                                                              ----------
    Net unrealized depreciation of investments                                $ (863,554)
                                                                              ==========

      For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $19,335 and $1,406,251, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  CLASS H                        CLASS I
SIX MONTHS ENDED           -------------------------        -------------------
JUNE 30, 2001:              SHARES          AMOUNT           SHARES     AMOUNT
                           -------       -----------        -------    --------
Shares sold                  5,829       $    61,321          1,941    $ 20,508
Shares repurchased         (90,804)         (983,796)        (3,498)    (40,907)
Dividends reinvested       108,467         1,065,145          8,358      81,745
                           -------       -----------        -------    --------
Net increase                23,492       $   142,670          6,801    $ 61,346
                           =======       ===========        =======    ========
YEAR ENDED
DECEMBER 31, 2000:
Shares sold                 23,259       $   354,082         25,507    $377,250
Shares repurchased        (293,638)       (4,232,345)        (6,351)    (92,033)
Dividends reinvested        85,427         1,248,942          3,987      56,893
                          --------       -----------        -------    --------
Net increase (decrease)   (184,952)      $(2,629,321)        23,053    $342,110
                          ========       ===========        =======    ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS H
                                                         ------------------------------------------------------------------------
                                                         FOR THE SIX
                                                         MONTHS ENDED              FOR THE YEARS ENDED DECEMBER  31,
                                                         JUNE 30, 2001  ---------------------------------------------------------
                                                          (UNAUDITED)    2000#       1999       1998         1997         1996
                                                          -----------   -------    --------   --------     --------     --------
Net asset value, beginning of period                      $   13.15     $ 16.21    $  13.74   $  14.62     $  13.74     $  12.00
                                                          ---------     -------    --------   --------     --------     --------
Net investment income (loss)                                   0.01        0.02       (0.03)      0.08         0.04         0.07
Net realized and unrealized gains (losses) from
  investments, futures and foreign currency transactions      (1.66)      (1.42)       2.56       1.92         0.94         1.75
                                                          ---------     -------    --------   --------     --------     --------
Net increase (decrease) from investment operations            (1.65)      (1.40)       2.53       2.00         0.98         1.82
                                                          ---------     -------    --------   --------     --------     --------
Dividends from net investment income                             --       (0.14)      (0.05)        --        (0.04)       (0.08)

Distributions from net realized gains from investment
  activities                                                  (1.81)      (1.52)      (0.01)     (2.88)       (0.06)          --
                                                          ---------     -------    --------   --------     --------     --------
Total dividends and distributions to shareholders             (1.81)      (1.66)      (0.06)     (2.88)       (0.10)       (0.08)
                                                          ---------     -------    --------   --------     --------     --------
Net asset value, end of period                            $    9.69     $ 13.15    $  16.21   $  13.74     $  14.62     $  13.74
                                                          =========     =======    ========   ========     ========     ========
Total investment return(1)                                   (12.76)%     (9.69)%     18.47%     13.50%        7.16%       15.14%
                                                          =========     =======    ========   ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000's)                          $  6,218     $ 8,129    $ 13,015   $ 15,799     $ 21,215     $ 25,701
Expenses to average net assets,
  before waiver from manager                                   2.12%*      1.74%       1.85%      1.33%        1.07%        1.10%
Expenses to average net assets,
  after waiver from manager                                    2.12%*      1.74%       1.85%      1.33%        1.07%        1.10%
Net investment income (loss) to average net assets,
  before waiver from manager                                   0.25%*      0.14%       0.13%      0.46%        0.26%        0.46%
Net investment income (loss) to average net assets,
  after waiver from manager                                    0.25%*      0.14%       0.13%      0.46%        0.26%        0.46%
Portfolio turnover                                                0%         99%         63%       154%          81%          44%

----------
+     Commencement of issuance of shares.

# Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. and Invista Capital Management, LLC managed the Portfolio's investments.

*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                                                                              CLASS I
                                                          -------------------------------------------------
                                                                                            FOR THE PERIOD
                                                          FOR THE SIX        FOR THE        AUGUST 5, 1999+
                                                          MONTHS ENDED      YEAR ENDED         THROUGH
                                                          JUNE 30, 2001     DECEMBER 31,     DECEMBER 31,
                                                          (UNAUDITED)          2000#             1999
                                                          -------------     -----------     ---------------
Net asset value, beginning of period                       $  13.12           $ 16.20          $ 14.43
                                                           --------           -------          -------
Net investment income (loss)                                  (0.01)            (0.01)            0.01
Net realized and unrealized gains (losses) from
  investments, futures and foreign currency
  transactions                                                (1.66)            (1.41)            1.82
                                                           --------           -------          -------
Net increase (decrease) from investment operations            (1.67)            (1.42)            1.83
                                                           --------           -------          -------
Dividends from net investment income                             --             (0.14)           (0.05)
Distributions from net realized gains from investment
  activities                                                  (1.81)            (1.52)           (0.01)
                                                           --------           -------          -------
Total dividends and distributions to shareholders             (1.81)            (1.66)           (0.06)
                                                           --------           -------          -------
Net asset value, end of period                             $   9.64           $ 13.12          $ 16.20
                                                           ========           =======          =======
Total investment return(1)                                   (12.95)%           (9.82)%          12.74%
                                                           ========           =======          =======
Ratios/supplemental data:
Net assets, end of period (000's)                          $    518           $   616          $   387
Expenses to average net assets, before waiver
  from manager                                                 2.37%*            2.01%            2.25%*
Expenses to average net assets, after waiver
  from manager                                                 2.37%*            1.98%            2.00%*
Net investment income (loss) to average net assets,
  before waiver from manager                                  (0.02)%*          (0.18)%          (0.89)%*
Net investment income (loss) to average net assets,
  after waiver from manager                                   (0.02)%*          (0.15)%          (0.64)%*
Portfolio turnover                                                0%               99%              63%

----------
+     Commencement of issuance of shares.

# Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. and Invista Capital Management, LLC managed the Portfolio's investments.

*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                 SHARES     SHARES VOTED    SHARES
                                                                                VOTED FOR      AGAINST      ABSTAIN
PROPOSAL 1                                                                      ---------   ------------    -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION
CONTRACT BETWEEN BRINSON SERIES TRIST ("TRUST") AND BRINSON ADVISORS,
INC. ("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO GLOBAL EQUITY PORTFOLIO ("FUND")                                 333,631          0         276,772

                                                                                 SHARES     SHARES VOTED    SHARES
                                                                                VOTED FOR      AGAINST      ABSTAIN
PROPOSAL 2                                                                      ---------   ------------    -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT
TO THE FUND                                                                      333,631          0         276,772

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved

BRINSON SERIES
TRUST

GLOBAL INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--GLOBAL INCOME PORTFOLIO                  SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Global Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

In the first six months of 2001, the economic slowdown in the United States had a larger impact on Europe, Japan and the emerging markets than previously anticipated. In the United States, the correction in the technology and telecommunications sectors of the economy continued, as companies reported poor earnings forecasts that disappointed equity and bond markets. Furthermore, economic releases indicate a declining manufacturing sector and rising jobless claims. In order to help stimulate economic growth, the U.S. Federal Reserve Board aggressively reduced short-term interest rates six times during the six months ended June 30, 2001 for a total rate cut of 2.75%. Central banks around the world also trimmed interest rates although not to the same extent as the United States.

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, was one of the strongest performing fixed-income markets in the world returning 3.62% for the six months ended June 30, 2001. The U.S. market benefited from lower interest rates and renewed investor interest in fixed-income securities, as investors sought relief from the turbulent stock market. However, the Salomon Smith Barney World Government Bond Index (WGBI) (unhedged) fell 4.56% during the same period. Global government bond markets had a disappointing six months, despite successive reductions in official rates.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                        6 MONTHS     1 YEAR      5 YEARS       10 YEARS          INCEPTION*
GLOBAL INCOME PORTFOLIO (CLASS H)        -3.17%       1.27%       2.92%          5.03%             5.98%

WGBI (UNHEDGED)                          -4.56       -3.07        2.44           6.58              6.35

* Inception: since commencement of issuance on May 1, 1988. Index performance is shown as of nearest month end of inception of Class H shares: April 30, 1988.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, the Portfolio declined 3.17%, outperforming its benchmark, the WGBI (unhedged), which fell 4.56%.

We continue to believe that the credit-sensitive sectors of the bond market in the United States offer value. However, we are cautious on credit markets in Europe and Japan. We find select emerging markets attractive, with Mexico being our top pick. We are cautious about Argentina, Brazil and Russia and negative about Venezuela and Turkey.

During the six months ended June 30, 2001, sector allocation remained relatively flat. Adjustments included a decrease in exposure to foreign corporates/sovereigns--at the start of the period, the Portfolio's allocation was 10.9% of net assets, and at period-end, that percentage was lowered to 8.5%--reflecting our concerns about certain markets in the near term. There was also a mild increase in the Portfolio's exposure to dollar bloc countries from 5.7% to 6.2% of net assets at period-end.

PORTFOLIO STATISTICS

CHARACTERISTICS*                                          6/30/01      12/31/00
--------------------------------------------------------------------------------
Weighted Average Duration                                  5.4 yrs.     5.4 yrs.
Weighted Average Maturity                                 10.4 yrs.    10.1 yrs.
Net Assets (mm)                                               $4.90        $6.29
--------------------------------------------------------------------------------

CURRENCY EXPOSURE*                                        6/30/01       12/31/00
--------------------------------------------------------------------------------
U.S. Denominated                                             39.4%         40.8%
Hedged to U.S. Dollar                                        15.6          13.6
Foreign Currency Unhedged                                    45.0          45.6
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

ASSET ALLOCATION*                                         6/30/01       12/31/00
--------------------------------------------------------------------------------
U.S. Treasurys/Corporates                                    30.5%         30.7%
Europe                                                       49.7          50.8
Foreign Corporates/Sovereigns                                 8.5          10.9
Dollar Bloc: Australia, Canada, New Zealand                   6.2           5.7
Cash and Equivalents                                          0.0           0.6
Other Assets in Excess of Liabilities                         5.1           1.3
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

CREDIT QUALITY*                                           6/30/01       12/31/00
--------------------------------------------------------------------------------
A1/P1                                                         5.1%          2.0%
AAA                                                          51.1          68.8
AA                                                           29.6          11.3
A                                                             9.8           9.2
BBB                                                           3.5           6.4
BB                                                            0.0           0.9
B                                                             0.9           1.4
--------------------------------------------------------------------------------
Total                                                       100.0%        100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Global Bond Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Global Bond Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Global Bond Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Global Bond Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We believe the combination of tax cuts and lower interest rates in the United States has significantly reduced the risk of recession. We expect the U.S. economy to recover later in 2001, in either the third or fourth quarter. We are less optimistic about Japan. The Japanese economy continues to be surprisingly weak. While the new Japanese prime minister has proposed major economic reforms after the next national election, we are cautious about his ability to institute such reforms. We expect global growth to be positive over the next several months but below potential. As a result, it is likely that central banks around the world will either continue to reduce interest rates or keep rates on hold for the next six months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                MATURITY           INTEREST
  (000)*                                                                                  DATES              RATES         VALUE
----------                                                                       ---------------------   --------------  ----------
LONG-TERM DEBT SECURITIES--87.63%

AUSTRALIA--2.32%
US$      113       National Australia Bank                                              05/19/10              4.665%@    $ 113,645
                                                                                                                         ---------
BRAZIL--0.89%
US$       62       Federal Republic of Brazil, DCB                                      04/15/12              5.500@        43,710
                                                                                                                         ---------
CANADA--3.92%
         300       Government of Canada                                                 06/01/10              5.500        192,232
                                                                                                                         ---------
FRANCE--3.93%
         130       Government of France                                                 10/25/07              5.500        113,714
          97       Republic of France                                                   04/25/29              5.500         78,831
                                                                                                                         ---------
                                                                                                                           192,545
                                                                                                                         ---------
GERMANY--14.69%
US$      150       Deutsche Ausgleichbank                                               06/23/05              7.000        158,261
         657       Federal Republic of Germany                                    02/17/04 to 01/04/30   3.250 to 6.250    561,681
                                                                                                                         ---------
                                                                                                                           719,942
                                                                                                                         ---------
ITALY--4.67%
         245       Republic of Italy                                                    04/01/04              8.500        228,781
                                                                                                                         ---------
JAPAN--5.09%
      29,000       Government of Japan                                                  12/20/10              1.900        249,299
                                                                                                                         ---------
MEXICO--2.52%
US$      123       PEMEX Finance Ltd.                                                   11/15/03              6.125        123,544
                                                                                                                         ---------
NETHERLANDS--5.28%
         316       Government of Netherlands                                            01/15/28              5.500        258,605
                                                                                                                         ---------
SPAIN--4.70%
         270       Government of Spain                                                  07/30/05              4.950        230,477
                                                                                                                         ---------
SWEDEN--2.15%
       1,000       Kingdom of Sweden                                                    08/15/07              8.000        105,248
                                                                                                                         ---------
UNITED KINGDOM--11.10%
         365       United Kingdom Gilt                                            08/27/02 to 12/07/03   6.500 to 10.000   543,661
                                                                                                                         ---------
UNITED STATES--26.37%
          79       Abbey National Capital Trust                                         06/30/30+             8.963         88,349
         120       Fidelity Investment Co.                                              06/15/29              7.570        125,518
         185       General Motors Acceptance Corp.                                      11/10/03              5.750        186,307
          73       HSBC Capital Funding LP**                                            06/30/30+            10.176         90,174
         104       Morgan Stanley Dean Witter & Co.                                     06/15/05              7.750        110,768
         100       PSE&G Energy                                                         06/15/11              8.500         99,823
          87       U.S. Treasury Inflation Index Notes                                  01/15/09              3.875         89,725
         400       U.S. Treasury Notes                                            02/15/11 to 11/15/27   5.000 to 6.125    400,127
          99       Wells Fargo Co.                                                      09/03/02              6.500        101,209
                                                                                                                         ---------
                                                                                                                         1,292,000
                                                                                                                         ---------
Total Long-Term Debt Securities (cost--$4,614,017)                                                                       4,293,689
                                                                                                                         ---------

PRINCIPAL
 AMOUNT                                                                                 MATURITY             INTEREST
 (000)*                                                                                  DATES                 RATES        VALUE
---------                                                                              ---------             --------     ----------
SHORT-TERM DEBT SECURITIES--7.25%

HUNGARY--1.42%
      20,000       Government of Hungary                                                06/12/01              13.500%     $   69,554
                                                                                                                          ----------
NETHERLANDS--1.74%
         100       Government of Netherlands                                            09/15/01               8.750          85,404
                                                                                                                          ----------
UNITED STATES--4.09%
         200       Clorox Corp.                                                         07/15/01               8.800         200,211
                                                                                                                          ----------
Total Short-Term Debt Securities (cost--$423,765)                                                                            355,169
                                                                                                                          ----------
Total Investments (cost--$5,037,782)--94.88%                                                                               4,648,858
Other assets in excess of liabilities--5.12%                                                                                 250,895
                                                                                                                          ----------
Net Assets--100.00%                                                                                                       $4,899,753
                                                                                                                          ==========

----------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
@ Floating rate securities--the interest rates shown are the current rates as of June 30, 2001.
+     Maturity date shown is the callable date for perpetual rewriting securities.
DCB   Debt Conversion Bond.

FORWARD FOREIGN CURRENCY CONTRACTS

                            CONTRACTS TO    IN EXCHANGE       MATURITY       UNREALIZED
                               DELIVER          FOR             DATES       APPRECIATION
                            ------------  ---------------     --------      ------------
British Pounds                  400,000   USD     566,800     07/16/01          $3,655
Canadian Dollar                 296,317   USD     195,545     08/02/01             414
U.S. Dollars                    244,851   GBP     175,000     07/16/01           1,524
                                                                                ------
                                                                                $5,593
                                                                                ======

--------------
CURRENCY TYPE ABBREVIATIONS:
GBP--British Pounds
USD--U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                           PERCENT OF NET ASSETS
                                         --------------------------
                                         LONG-TERM       SHORT-TERM
                                         ---------       ----------
Government and other public issuers        66.42%           3.16%
Bank and other financial institutions      18.69              --
Industrial                                  2.52            4.09
                                           -----            ----
                                           87.63%           7.25%
                                           =====            ====

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$5,037,782)                                 $ 4,648,858
Cash                                                                                       115,504
Receivables for investments sold                                                           364,668
Interest receivable                                                                        102,612
Unrealized appreciation of forward foreign currency contracts                                5,593
Other assets                                                                                   710
                                                                                       -----------
Total assets                                                                             5,237,945
                                                                                       -----------
LIABILITIES
Payable for investments purchased                                                          295,476
Payable to affiliates                                                                        3,095
Payable for shares of beneficial interest repurchased                                        1,868
Accrued expenses and other liabilities                                                      37,753
                                                                                       -----------
Total liabilities                                                                          338,192
                                                                                       -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--472,001 (unlimited
  amount authorized)                                                                     5,514,380
Undistributed net investment income                                                         35,086
Accumulated net realized losses from investment and foreign currency transactions         (262,759)
Net unrealized depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies                                             (386,954)
                                                                                       -----------
Net assets                                                                             $ 4,899,753
                                                                                       ===========
Net asset value, offering price and redemption value per share                         $     10.38
                                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                           FOR THE SIX
                                                                                          MONTHS ENDED
                                                                                          JUNE 30, 2001
                                                                                           (UNAUDITED)
                                                                                          -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $228)                                         $ 188,720
                                                                                            ---------
EXPENSES:
Investment management and administration                                                       20,971
Custody and accounting                                                                         25,950
Professional fees                                                                              16,748
Reports and notices to shareholders                                                             6,695
Trustees' fees                                                                                  3,750
Transfer agency and related services fees                                                       1,250
Other expenses                                                                                  2,552
                                                                                            ---------
                                                                                               77,916
                                                                                            ---------
Net investment income                                                                         110,804
                                                                                            ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from:
     Investment transactions                                                                   12,825
     Foreign currency transactions                                                             11,597
Net change in unrealized appreciation/depreciation of:
     Investments                                                                             (285,336)
     Other assets, liabilities and forward contracts denominated in foreign currencies        (21,621)
                                                                                            ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES                                (282,535)
                                                                                            ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $(171,731)
                                                                                            =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE SIX
                                                                                            MONTHS ENDED            FOR THE
                                                                                            JUNE 30, 2001         YEAR ENDED
                                                                                             (UNAUDITED)       DECEMBER 31, 2000
                                                                                            -------------      -----------------
FROM OPERATIONS:
Net investment income                                                                         $   110,804         $   334,303
Net realized gains (losses) from investment and foreign currency transactions                      24,422            (475,452)
Net change in unrealized appreciation/depreciation of investments, other assets,
     liabilities and forward contracts denominated in foreign currencies                         (306,957)            412,036
                                                                                              -----------         -----------
Net increase (decrease) in net assets resulting from operations                                  (171,731)            270,887
                                                                                              -----------         -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                                  --            (255,315)
                                                                                              -----------         -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                              132,340             174,695
Cost of shares repurchased                                                                     (1,355,475)         (2,978,940)
Proceeds from dividends reinvested                                                                     --             255,315
                                                                                              -----------         -----------
Net decrease in net assets from beneficial interest transactions                               (1,223,135)         (2,548,930)
                                                                                              -----------         -----------
Net decrease in net assets                                                                     (1,394,866)         (2,533,358)
NET ASSETS:
Beginning of period                                                                             6,294,619           8,827,977
                                                                                              -----------         -----------
End of period (including undistributed net investment income of $35,086 at June 30, 2001)     $ 4,899,753         $ 6,294,619
                                                                                              ===========         ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums are accreted and amortized as adjustments to interest income and the identified cost of investments.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Alliance Capital anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

      The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

      Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $3,095 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly at the annual rate of 0.375% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program.

      At June 30, 2001, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)        $  56,144
Gross depreciation (investments having an excess of cost over value)         (445,068)
                                                                            ---------
Net unrealized depreciation of investments                                  $(388,924)
                                                                            =========

      For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,398,117 and $3,667,336, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $281,109. It is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:
$76,040 by December 31, 2007 and $205,069 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                FOR THE SIX             FOR THE
                                                MONTHS ENDED          YEAR ENDED
                                               JUNE 30, 2001       DECEMBER 31, 2000
                                               -------------       -----------------
Shares sold                                        12,658                16,978
Shares repurchased                               (127,809)             (292,698)
Dividends reinvested                                   --                25,006
                                                 --------              --------
Net decrease                                     (115,151)             (250,714)
                                                 ========              ========

-------------------
*     UBS PaineWebber is a service mark of UBS AG.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         FOR THE SIX
                                                         MONTHS ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2001    -------------------------------------------------------
                                                         (UNAUDITED)      2000+       1999        1998        1997        1996
                                                        -------------    -------     -------     -------     -------     -------
Net asset value, beginning of period                     $    10.72      $ 10.54     $ 11.07     $ 10.81     $ 11.14     $ 11.20
                                                         ----------      -------     -------     -------     -------     -------
Net investment income                                          0.43@        0.53        0.59        0.69        0.75        0.87
Net realized and unrealized gains (losses) from
   investments and foreign currency                           (0.77)@      (0.03)      (1.12)       0.36       (0.36)      (0.13)
                                                         ----------      -------     -------     -------     -------     -------
Net increase (decrease) from investment operations            (0.34)        0.50       (0.53)       1.05        0.39        0.74
                                                         ----------      -------     -------     -------     -------     -------
Dividends from net investment income                             --        (0.32)         --       (0.61)      (0.71)      (0.79)
Distributions from net realized gains from investments           --           --          --       (0.18)      (0.01)      (0.01)
                                                         ----------      -------     -------     -------     -------     -------
Total dividends and distributions                                --        (0.32)         --       (0.79)      (0.72)      (0.80)
                                                         ----------      -------     -------     -------     -------     -------
Net asset value, end of period                           $    10.38      $ 10.72     $ 10.54     $ 11.07     $ 10.81     $ 11.14
                                                         ==========      =======     =======     =======     =======     =======
Total investment return(1)                                    (3.17)%       4.87%      (4.79)%      9.69%       3.50%       6.62%
                                                         ==========      =======     =======     =======     =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's)                        $    4,900      $ 6,295     $ 8,828     $14,702     $17,730     $24,436
Expenses to average net assets                                 2.79%*       2.55%       2.09%       1.68%       1.52%       1.56%
Net investment income to average net assets                    3.96%*       4.54%       4.62%       5.53%       6.34%       6.56%
Portfolio turnover rate                                          47%         115%         43%        104%        142%        134%

--------------
+ Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.
*     Annualized
@     Calculated using average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for period less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 1                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT
BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC. ("BRINSON
ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.) WITH RESPECT TO
GLOBAL INCOME PORTFOLIO ("FUND")                                                    320,008            0          194,966

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 2                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN BRINSON ADVISORS
AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT TO THE FUND                       320,008            0          194,966

                                                                                    SHARES       SHARES VOTED     SHARES
PROPOSAL 3                                                                         VOTED FOR        AGAINST       ABSTAIN
                                                                                   ---------     ------------     -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE TRUST'S
BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE FUND AND TO ENTER
INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER APPROVAL    312,531            0          193,168

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved




BRINSON SERIES
TRUST

GROWTH AND
INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT


BRINSON SERIES TRUST--GROWTH AND INCOME PORTFOLIO              SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Growth and Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 saw a steady downward adjustment in the expected earnings for many companies. A record number of U.S. companies issued profit warnings, a pattern often repeated in the rest of the world. High inventory levels, coupled with falling demand for many technology products, forced companies to reduce their production, write off inventories and lay off employees. The market's decline over this period reflected changing investor expectations to the new environment. The decelerating U.S. economy has negatively impacted other world markets -- export-oriented companies that relied on strong U.S. demand have suffered. The slowdown in capital spending resulted in weak corporate earnings and sluggish economic growth. For the six months ended June 30, 2001, the S&P 500 Index fell 6.70%.

In an effort to reinvigorate the economy, the Federal Reserve (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Fed rate in January 2001. Five more rate cuts followed through June for a total decrease of 2.75%, dropping the rate to 3.75% at period-end from 6.50% at year-end 2000. Although the rate of unemployment claims was rising at the end of the semiannual period and real GDP (gross domestic product) for the second quarter is expected to be negligible, the economy seems to have neared bottom without encountering a recession.


                                       1


PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                        6 MONTHS    1 YEAR      5 YEARS   INCEPTION*

GROWTH AND INCOME PORTFOLIO (CLASS H)     5.68%       3.05%      13.57%      10.51%

GROWTH AND INCOME PORTFOLIO (CLASS I)     5.44        2.68       N/A          4.41

S&P 500 Index                            -6.70      -14.83       14.48       14.35

* Inception: since commencement of issuance on January 2, 1992 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of nearest month end of inception of oldest share class: December 31, 1991.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees on Class I shares. Without this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, Class H shares of the Brinson Series Trust Growth and Income Portfolio gained 5.68%, outperforming the -6.70% return of its benchmark, the S&P 500 Index.

During the period, the Portfolio's holdings were well diversified among industries and individual stocks. Companies that benefit from lower interest rates were particularly good performers. Many of these were in the financial sector; and portfolio holdings, such as Household International (3.93%),* a consumer lending company, and the PMI Group (0.87%),* a mortgage insurance company, aided the Portfolio's performance.

High quality stable consumer and healthcare companies also helped performance. In a challenging economic environment, such companies tend to perform well, because demand for their products and services remains relatively constant. In the consumer area, Avon Products (2.44%),* a personal care products company, helped performance. In the healthcare sector, Tenet Health Care (2.51%),* a company that operates acute care facilities in 17 states, stands out as a strong contributor to performance.

Relatively late in the period we reduced the technology position in the Portfolio in favor of energy and consumer companies. We had raised the Portfolio's technology allocation in March and April, when it appeared that valuations had declined significantly and were attractive. Because earnings-per-share estimates continued to decline, however, the risk/reward dynamic of such stocks changed. As earnings forecasts weakened, we felt that the valuations of such stocks did not compensate for their higher levels of risk. Therefore, in May we reduced the Portfolio's commitment to technology stocks. At one point, technology accounted for about 17% of the Portfolio; but by June 30, 2001, the technology position had been reduced to 9.3% as a result of repositioning.

* Weightings represent percentages of net assets as of June 30, 2001. The Portfolio is actively managed and its composition will vary over time.


                                       2


PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*               6/30/01                12/31/00
-------------------------------------------------------------------------------

Stocks                                    95.3%                  92.8%
Convertible Bonds/Preferred Stocks         3.6%                   3.7%
Cash Equivalents/Liabilities in
  Excess of Other Assets                   1.1%                   3.5%
Number of Securities                         64                     79
Net Assets (mm)                           $24.6                  $25.5
-------------------------------------------------------------------------------

TOP FIVE SECTORS*                  6/30/01                                             12/31/00
-------------------------------------------------------------------------------------------------
Financial Services                  27.3%           Financial Services                   27.4%
Consumer Cyclicals                  14.0            Consumer Cyclicals                   18.2
Consumer Noncyclicals               13.3            Technology                           14.4
Technology                           9.3            Energy                                7.1
Healthcare                           8.1            Consumer Noncyclicals                 7.0
-------------------------------------------------------------------------------------------------
Total                               72.0%           Total                                74.1%


TOP 10 HOLDINGS*                   6/30/01                                             12/31/00
-------------------------------------------------------------------------------------------------

Citigroup                            4.3%           J.P. Morgan                           4.2%
Household International              3.9            Household International               3.9
Tyco International                   3.8            Tyco International                    3.8
Kroger                               3.7            Citigroup                             3.5
J.P. Morgan Chase & Co.              3.6            United Technologies                   3.4
Philip Morris                        3.6            BP Amoco                              3.3
Comcast                              3.5            First Data                            3.1
Dynegy                               3.2            Philip Morris                         3.0
Pharmacia                            3.0            Comcast                               2.7
Bank One                             3.0            BankAmerica                           2.7
-------------------------------------------------------------------------------------------------
Total                               35.6%           Total                                33.6%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.


                                       3


PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Growth and Income Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Growth and Income Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Growth and Income Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Growth and Income Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

>From a valuation perspective, the overall market appears to be reasonably balanced as the excesses of the last couple of years have been largely eliminated. Though well off its high, market valuation is full in relation to historical valuation. However, we believe the higher valuation can be supported in a low-inflation environment, if profit trends resume to normal historical patterns.

With foreign economic activity weakening and overseas monetary policy responding less energetically than U.S. monetary policy, we believe the fundamental environment will be challenging for the remainder of 2001. Because there is a lack of clear earnings visibility, we are currently maintaining a high quality portfolio of conservative businesses.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.


                                       4


PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)



 NUMBER OF
  SHARES                                              VALUE
----------                                         ------------

COMMON STOCKS--95.32%
AIRLINES--3.07%
   10,000        AMR Corp.*                        $   361,300
    8,000        Continental Airlines, Class B*        394,000
                                                   -----------
                                                       755,300
                                                   -----------
APPAREL, RETAIL--0.84%
   12,500        Limited, Inc.                         206,500
                                                   -----------
BANKS--16.42%
   11,500        Bank of America Corp.                 690,345
   20,500        Bank One Corp.                        733,900
   20,000        Citigroup, Inc.                     1,056,800
   20,000        J. P. Morgan Chase & Co.              892,000
    9,000        KeyCorp.                              234,450
    7,500        National City Corp.                   230,850
    5,500        Washington Mutual, Inc.               206,525
                                                   -----------
                                                     4,044,870
                                                   -----------
CHEMICALS--3.65%
    4,500        DuPont (E.I.) de Nemours & Co.        217,080
    2,000        Eastman Chemical Co.                   95,260
    5,500        Kerr-McGee Corp.                      364,485
   14,500        Lyondell Chemical Co.                 223,010
                                                   -----------
                                                       899,835
                                                   -----------
COMPUTER SOFTWARE & SERVICES--0.77%
    3,500        Amdocs Ltd.*                          188,475
                                                   -----------
DRUGS & MEDICINE--3.88%
    7,750        IMS Health, Inc.                      220,875
   16,000        Pharmacia Corp.                       735,200
                                                   -----------
                                                       956,075
                                                   -----------
ELECTRIC UTILITIES--5.68%
    4,350        AES Corp.*                            187,267
    2,000        Duke Energy Corp.                      78,020
   17,000        Dynegy, Inc., Class A                 790,500
    5,500        FirstEnergy Corp.                     176,880
    2,750        FPL Group, Inc.                       165,578
                                                   -----------
                                                     1,398,245
                                                   -----------
ELECTRICAL EQUIPMENT--1.42%
   10,000        Honeywell, Inc.                       349,900
                                                   -----------
ENERGY RESERVES & PRODUCTION--4.24%
   12,500        BP PLC, ADR                           623,125
    2,250        Chevron Corp.                         203,625
    2,500        Exxon Mobil Corp.                     218,375
                                                   -----------
                                                     1,045,125
                                                   -----------
ENTERTAINMENT--1.12%
    4,000        Royal Caribbean Cruises Ltd.           88,440
    6,500        Walt Disney Co.                       187,785
                                                   -----------
                                                       276,225
                                                   -----------
FINANCIAL SERVICES--4.76%
   14,500        Household International, Inc.     $   967,150
    6,250        MBNA Corp.                            205,938
                                                   -----------
                                                     1,173,088
                                                   -----------
FOOD & BEVERAGES--3.24%
   14,000        Anheuser-Busch Cos., Inc.             576,800
    5,500        Pepsi Bottling Group, Inc.            220,550
                                                   -----------
                                                       797,350
                                                   -----------
FOOD RETAIL--3.65%
   36,000        Kroger Co.*                           900,000
                                                   -----------
HOUSEHOLD PRODUCTS--2.80%
   13,000        Avon Products, Inc.                   601,640
    1,500        Colgate-Palmolive Co.                  88,485
                                                   -----------
                                                       690,125
                                                   -----------
INDUSTRIAL PARTS--2.97%
   10,000        United Technologies Corp.             732,600
                                                   -----------
INFORMATION & COMPUTER SERVICES--1.67%
    3,250        Electronic Data Systems Corp.         203,125
    3,250        First Data Corp.                      208,812
                                                   -----------
                                                       411,937
                                                   -----------
LONG DISTANCE & PHONE COMPANIES--5.79%
   32,500        AT&T Corp.                            715,000
    5,000        BellSouth Corp.                       201,350
   10,500        SBC Communications, Inc.              420,630
    6,000        WorldCom, Inc.*                        85,200
      240        WorldCom, Inc. - MCI Group              3,864
                                                   -----------
                                                     1,426,044
                                                   -----------
MANUFACTURING - HIGH TECHNOLOGY--2.91%
   13,000        Flextronics International Ltd.*       339,430
   11,000        Sanmina Corp.*                        257,510
    6,500        Solectron Corp.*                      118,950
                                                   -----------
                                                       715,890
                                                   -----------
MEDIA--4.41%
   12,500        AT&T Liberty Media Corp.*             218,625
   20,000        Comcast Corp., Class A*               868,000
                                                   -----------
                                                     1,086,625
                                                   -----------
MEDICAL PRODUCTS--1.67%
    8,250        Johnson & Johnson                     412,500
                                                   -----------
MEDICAL PROVIDERS--2.51%
   12,000        Tenet Healthcare Corp.*               619,080
                                                   -----------
MINING & METALS--0.56%
    3,500        Alcoa, Inc.                           137,900
                                                   -----------
MULTI INDUSTRY--4.60%
    4,250        General Electric Co.                  207,187
   17,000        Tyco International Ltd.               926,500
                                                   -----------
                                                     1,133,687
                                                   -----------



                                       5




 NUMBER OF
  SHARES                                              VALUE
----------                                         ------------

COMMON STOCKS--(CONCLUDED)

OIL SERVICES--3.24%
    8,000        Baker Hughes, Inc.                $   268,000
    8,000        Noble Drilling Corp.*                 262,000
    6,500        Transocean Sedco Forex, Inc.          268,125
                                                   -----------
                                                       798,125
                                                   -----------
OTHER INSURANCE--2.50%
    5,000        ACE Ltd.                              195,450
    3,000        PMI Group, Inc.                       214,980
    2,500        XL Capital Ltd.                       205,250
                                                   -----------
                                                       615,680
                                                   -----------
RAILROADS--0.84%
    3,750        Union Pacific Corp.                   205,913
                                                   -----------
SEMICONDUCTOR--2.50%
   15,000        Micron Technology, Inc.*          $   616,500
                                                   -----------
TOBACCO--3.61%
   17,500        Philip Morris Cos., Inc.              888,125
                                                   -----------
Total Common Stocks (cost--$22,147,624)             23,481,719
                                                   -----------


PRINCIPAL
 AMOUNT
  (000)                                                           MATURITY DATES      INTEREST RATES
  -----                                                           --------------      --------------

CONVERTIBLE BONDS--3.59%

FINANCIAL SERVICES--3.59%
  $  900  Bell Atlantic Financial Services, Inc.+
           (cost--$900,000)                                                   4.250%         884,250

REPURCHASE AGREEMENT--2.28%

     562  Repurchase agreement dated 06/29/01 with State Street Bank and Trust Co. collateralized by $583,000 U.S. Treasury Bills,
            Zero Coupon due 12/27/01 (value--$573,261); proceeds: $562,184
            (cost--$562,000)                            07/02/01              3.930          562,000
                                                                                         -----------
Total Investments (cost--$23,609,624)--101.19%                                            24,927,969
Liabilities in excess of other assets--(1.19)%                                             (293,433)
                                                                                         -----------
Net Assets--100.00%                                                                      $24,634,536
                                                                                         ===========

-------------------
*     Non-income producing security
ADR   American Depository Receipt
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration normally to qualified institutional buyers.

                 See accompanying notes to financial statements


                                       6

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS

Investments in securities, at value (cost--$23,609,624)               $24,927,969
Cash                                                                          240
Receivable for investments sold                                            34,717
Dividends and interest receivable                                          34,110
Other assets                                                                1,702
                                                                      -----------
Total assets                                                           24,998,738
                                                                      -----------
LIABILITIES
Payable for investments purchased                                         294,270
Payable to investment manager and administrator                            19,933
Accrued expenses and other liabilities                                     49,999
                                                                      -----------
Total liabilities                                                         364,202
                                                                      -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)    21,840,308
Undistributed net investment income                                        57,255
Accumulated net realized gain from investment transactions              1,418,628
Net unrealized appreciation of investments                              1,318,345
                                                                      -----------
Net assets                                                            $24,634,536
                                                                      ===========
CLASS H:
Net assets                                                            $16,080,367
                                                                      -----------
Shares outstanding                                                      1,304,511
                                                                      -----------
Net asset value, offering price and redemption value per share             $12.33
                                                                           ======
CLASS I:
Net assets                                                            $ 8,554,169
                                                                      -----------
Shares outstanding                                                        694,643
                                                                      -----------
Net asset value, offering price and redemption value per share             $12.31
                                                                           ======

                 See accompanying notes to financial statements


                                       7

STATEMENT OF OPERATIONS



                                                                                         FOR THE SIX
                                                                                        MONTHS ENDED
                                                                                       JUNE 30, 2001
                                                                                         (UNAUDITED)
                                                                                      --------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,312)                                  $   158,856
Interest                                                                                     42,177
                                                                                        -----------
                                                                                            201,033
                                                                                        -----------
EXPENSES:
Investment management and administration                                                     88,459
Professional fees                                                                            17,100
Distribution fees--Class I                                                                   10,584
Reports and notices to shareholders                                                           8,900
Custody and accounting                                                                        7,580
Trustees' fees                                                                                3,750
Transfer agency and related service fees                                                      1,500
Other expenses                                                                                5,828
                                                                                        -----------
                                                                                            143,701
                                                                                        -----------
Net investment income                                                                        57,332
                                                                                        -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions                                            1,491,175
Net change in unrealized appreciation/depreciation of investments                          (258,015)
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES                               1,233,160
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 1,290,492
                                                                                        ===========

                 See accompanying notes to financial statements


                                       8

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX
                                                                MONTHS ENDED            FOR THE
                                                               JUNE 30, 2001          YEAR ENDED
                                                                (UNAUDITED)        DECEMBER 31, 2000
                                                              -------------       -----------------
FROM OPERATIONS:
Net investment income                                          $     57,332         $    211,859
Net realized gains from investment transactions                   1,491,175            4,769,550
Net change in unrealized appreciation/depreciation
   of investments                                                  (258,015)          (6,305,752)
                                                                ------------         ------------
Net increase (decrease) in net assets
   resulting from operations                                      1,290,492           (1,324,343)
                                                               ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H                                     (155,813)             (69,395)
Net investment income--Class I                                      (55,785)             (22,273)
Net realized gain on investments--Class H                        (3,307,621)          (1,376,246)
Net realized gain on investments--Class I                        (1,534,142)            (441,712)
                                                                ------------         ------------
Total dividends and distributions to shareholders                (5,053,361)          (1,909,626)
                                                                ------------         ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                               3,888,757            7,448,630
Cost of shares repurchased                                        (6,060,708)          (9,266,446)
Proceeds from dividends reinvested                                 5,053,361            1,909,625
                                                                 ------------         ------------
Net increase in net assets from beneficial
   interest transactions                                           2,881,410               91,809
                                                                ------------         ------------
Net decrease in net assets                                          (881,459)          (3,142,160)

NET ASSETS:
Beginning of period                                               25,515,995           28,658,155
                                                                ------------         ------------
End of period (including undistributed net
   investment income of $57,255 and $211,521,
   respectively)                                                $ 24,634,536         $ 25,515,995
                                                                ============         ============

                 See accompanying notes to financial statements


                                       9


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities, and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value,


                                       10


including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $14,483 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.35% of the Portfolio's average daily net assets.

      For the six months ended June 30, 2001, the Portfolio paid $326 in brokerage commissions to UBS Warburg LLC, an affiliate of Brinson Advisors and an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average


                                       11


daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001, the Portfolio owed Brinson Advisors $5,450 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealer or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001, UBS PaineWebber earned $37 in compensation from the Portfolio as the Portfolio's lending agent.

      For the six months ended June 30, 2001, the Portfolio earned $113 net of fees, rebates and expenses, for securities lending transactions. At June 30, 2001, there were no securities out on loan.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:



Gross appreciation (investments having an
   excess of value over cost)                                       $ 2,314,920
Gross depreciation (investments having an
   excess of cost over value)      (996,575)
                                                                    -----------
Net unrealized appreciation of investments                          $ 1,318,345
                                                                    ===========


      For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,298,525 and $16,769,585, respectively.

--------------------
*     UBS PaineWebber is a service mark of UBS AG.


                                       12


FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                      CLASS H                       CLASS I
SIX MONTHS ENDED             --------------------------    --------------------------
JUNE 30, 2001:                 SHARES         AMOUNT         SHARES         AMOUNT
                             -----------    -----------    -----------    -----------
Shares sold                      203,500    $ 2,765,407         83,839    $ 1,123,350
Shares repurchased              (402,708)    (5,017,366)       (82,014)    (1,043,342)
Dividends reinvested             300,645      3,463,434        138,015      1,589,927
                             -----------    -----------    -----------    -----------
Net increase                     101,437    $ 1,211,475        139,840    $ 1,669,935
                             ===========    ===========    ===========    ===========


                                      CLASS H                        CLASS I
YEAR ENDED                   --------------------------    --------------------------
DECEMBER 31,2000:              SHARES         AMOUNT         SHARES         AMOUNT
                             -----------    -----------    -----------    -----------

Shares sold                      261,538    $ 4,009,770        226,278    $ 3,438,860
Shares repurchased              (524,977)    (8,037,983)       (80,514)    (1,228,463)
Dividends reinvested              92,433      1,445,642         29,647        463,983
                             -----------    -----------    -----------    -----------
Net increase (decrease)         (171,006)   $(2,582,571)       175,411    $ 2,674,380
                             ===========    ===========    ===========    ===========


                                       13


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          CLASS H
                                     ---------------------------------------------------------------------------
                                     FOR THE SIX
                                     MONTHS ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                     JUNE 30,2001    -----------------------------------------------------------
                                      (UNAUDITED)    2000(2)       1999        1998         1997         1996
                                     ------------    -------      -------     -------      -------      -------
Net asset value, beginning of
  period                                $ 14.52       $ 16.34      $ 14.81     $ 13.69      $ 12.27      $ 11.83
                                        -------       -------      -------     -------      -------      -------
Net investment income                      0.03          0.13@        0.05@       0.07         0.10         0.06
Net realized and unrealized gains
  (losses) from investments                0.60         (0.85)@       1.48@       2.16         3.88         2.53
                                        -------       -------      -------     -------      -------      -------
Net increase (decrease) from
  investment operations                    0.63         (0.72)        1.53        2.23         3.98         2.59
                                        -------       -------      -------     -------      -------      -------
Dividends from net investment income      (0.13)        (0.05)       (0.00)#     (0.07)       (0.10)       (0.06)
Distributions from net realized
  gain on investments                     (2.69)        (1.05)          --       (1.04)       (2.46)       (2.09)
                                        -------       -------      -------     -------      -------      -------
Total dividends and distributions         (2.82)        (1.10)       (0.00)#     (1.11)       (2.56)       (2.15)
                                        -------       -------      -------     -------      -------      -------
Net asset value,end of period           $ 12.33       $ 14.52      $ 16.34     $ 14.81      $ 13.69      $ 12.27
                                        =======       =======      =======     =======      =======      =======
Total investment return(1)                 5.68%        (4.87)%      10.33%      16.32%       32.45%       22.12%
                                        =======       =======      =======     =======      =======      =======
Ratios/Supplemental data:
Net assets, end of period (000's)       $16,080       $17,471      $22,457     $24,497      $18,493      $14,520
Expenses to average net assets,
  before waiver from manager               1.07%*        1.14%        1.23%       1.04%        1.04%        1.58%
Expenses to average net assets,
  after waiver from manager                1.07%*        1.14%        1.23%       1.04%        1.04%        1.58%
Net investment income to
  average net assets,
  before waiver from manager               0.53%*        0.83%        0.36%       0.46%        0.71%        0.49%
Net investment income to
  average net assets, after
  waiver from manager                      0.53%*        0.83%        0.36%       0.46%        0.71%        0.49%
Portfolio turnover rate                      62%          122%          65%         69%          92%          99%


                                                      CLASS I
                                    -------------------------------------------
                                                                  FOR THE PERIOD
                                     FOR THE SIX     FOR THE        JANUARY 5,
                                     MONTHS ENDED   YEAR ENDED    1999+ THROUGH
                                    JUNE 30, 2001   DECEMBER 31,   DECEMBER 31,
                                     (UNAUDITED)      2000(2)         1999
                                    --------------    -------        -------
Net asset value, beginning of
  period                               $ 14.50        $ 16.35        $ 14.70
                                       -------        -------        -------
Net investment income                     0.02           0.10@          0.04@
Net realized and unrealized gains
  (losses) from investments               0.58          (0.85)@         1.61@
                                       -------        -------        -------
Net increase (decrease) from
  investment operations                   0.60          (0.75)          1.65
                                       -------        -------        -------
Dividends from net investment income     (0.10)         (0.05)         (0.00)#
Distributions from net realized
  gain on investments                    (2.69)         (1.05)            --
                                       -------        -------        -------
Total dividends and distributions        (2.79)         (1.10)         (0.00)#
                                       -------        -------        -------
Net asset value,end of period          $ 12.31        $ 14.50        $ 16.35
                                       =======        =======        =======
Total investment return(1)                5.44%         (5.06)%        11.23%
                                       =======        =======        =======
Ratios/Supplemental data:
Net assets,end of period (000's)       $ 8,554        $ 8,045        $ 6,201
Expenses to average net assets,
  before waiver from manager              1.30%*         1.37%          1.48%*
Expenses to average net assets,
  after waiver from manager               1.30%*         1.33%          1.23%*
Net investment income to
  average net assets,
  before waiver from manager              0.30%*         0.62%          0.04%*
Net investment income to
  average net assets, after
  waiver from manager                     0.30%*         0.66%          0.29%*
Portfolio turnover rate                     62%           122%            65%

---------------
+     Commencement of issuance of shares.
@ Calculated using average monthly shares outstanding for the period. Represents less than $0.005 per share.
*     Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date Brinson Advisors, Inc. managed the Portfolio's investments.


                                       14

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                SHARES       SHARES VOTED     SHARES
PROPOSAL 1                                                    VOTED FOR        AGAINST       ABSTAIN
                                                              ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND
  ADMINISTRATION CONTRACT BETWEEN BRINSON SERIES TRUST
  ("TRUST") AND BRINSON ADVISORS, INC. ("BRINSON ADVISORS")
  (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.) WITH
  RESPECT TO GLOBAL INCOME PORTFOLIO ("FUND").               1,665,845        21,790          46,540



                                                                SHARES       SHARES VOTED     SHARES
PROPOSAL 2                                                    VOTED FOR        AGAINST       ABSTAIN
                                                              ---------     ------------     -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
  BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P.
  WITH RESPECT TO THE FUND.                                  1,661,978        25,657          46,540



                                                                SHARES       SHARES VOTED     SHARES
PROPOSAL 3                                                    VOTED FOR        AGAINST       ABSTAIN
                                                              ---------     ------------     -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS
  AND THE TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE
  SUB-ADVISORS FOR THE FUND AND TO ENTER INTO AND AMEND THEIR
  SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER
  APPROVAL.                                                  1,656,033        31,602          46,540


                                       15



THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved




BRINSON SERIES
TRUST

GROWTH
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT


BRINSON SERIES TRUST--GROWTH PORTFOLIO                         SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Growth Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

In the first half of 2001, the major stock indices continued the decline that began in mid-2000. The broad sell-off in U.S. stocks officially became a bear market in March as the S&P 500 Index dipped more than 20% below its all-time high set a year earlier. Blue chip stocks also flirted with bearish territory as the Dow Jones Industrial Average fell to within a dozen points of a 20% drop before recovering in late March. Earnings disappointments, decelerated capital spending, bloated business inventories and shaky consumer confidence were a continuous cause for concern during the period.

Year to date, growth strategies have continued to underperform the broad market. While the overall market, as measured by the S&P 500 Index, fell 6.70% for the six months ended June 30, 2001, the Russell 1000 Growth Index fell 14.24% and the BARRA Growth Index declined 11.04%. The biggest culprit was the slumping technology sector, which was down over 20% for the period as measured by the Nasdaq 100 Index. However, in the second quarter of 2001, technology recovered somewhat and led to favorable relative performance for growth indices (the BARRA Growth Index posted gains of 7.71% in the second quarter).

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                              6 MONTHS       1 YEAR        5 YEARS     10 YEARS     INCEPTION*
GROWTH PORTFOLIO (CLASS H)     -12.86%       -29.28%          7.76%      11.73%        11.99%

GROWTH PORTFOLIO (CLASS I)     -13.02        -29.52            N/A         N/A        -10.20

S&P 500 INDEX                   -6.70        -14.83          14.48       15.10         13.58

* Inception: since commencement of issuance on May 4, 1987 for Class H shares and July 18, 1999 for Class I shares. Index performance is shown as of nearest month end inception of oldest share class: April 30, 1987.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's advisor voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.


                                       1


PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, the Portfolio declined 12.86%, underperforming the S&P 500 Index which slid 6.70%. During the period, we doubled the Portfolio's allocation to the financial services sector to take advantage of the positive influence of lower interest rates on quality stocks in this sector. We also increased our exposure to healthcare from 5.9% in December 2000, to 17.6% of net assets at period-end. The Portfolio's better performing stocks were in the consumer cyclical, financial services and specialty healthcare sectors. Harley-Davidson (3.0%)*, Tiffany (1.6%),* Forest Laboratories (1.3%),* Health Management Associates (2.7%),* AFLAC (2.5%),* Legg Mason (1.2%),* Citigroup (5.7%),* Tyco (5.2%),* Altera (1.3%)* and VERITAS (2.5%)* all contributed to better second quarter performance.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                       6/30/01                   12/31/00
----------------------------------------------------------------------------------------------------
Stocks                                           100.1%                      97.5%
Cash/Liabilities in Excess of Other Assets        -0.1%                       2.5%
Number of Securities                                53                         87
Net Assets (mm)                                  $17.5                      $23.4
----------------------------------------------------------------------------------------------------


TOP FIVE SECTORS*                         6/30/01                                           12/31/00
----------------------------------------------------------------------------------------------------
Consumer Cyclicals                        24.1%       Technology                               38.9%
Financial Services                        21.7        Telecommunications                        24.6
Healthcare                                17.6        Financial Services                        10.9
Consumer Noncyclicals                     14.6        Consumer Cyclicals                         7.2
Technology                                13.8        Healthcare                                 5.9
----------------------------------------------------------------------------------------------------
Total                                     91.8%       Total                                    87.5%


TOP TEN HOLDINGS*                         6/30/01                                           12/31/00
----------------------------------------------------------------------------------------------------
Citigroup                                  5.7%       AT&T Liberty Media Group                  3.9%
Tyco International                         5.2        Vodafone Air Touch                         3.5
Kohl's                                     3.7        Cisco Systems                              3.0
American International                     3.6        Flextronics International                  2.6
AOL Time Warner                            3.4        BankAmerica                                2.6
AT&T Liberty Media Group                   3.2        Paychex                                    2.4
Flextronics International                  3.2        AT&T Wireless                              2.4
Harley-Davidson                            3.0        Tyco International                         2.4
Pfizer                                     2.9        Chase Manhattan                            2.4
Comcast                                    2.8        Sanmina                                    2.3
----------------------------------------------------------------------------------------------------
Total                                     36.7%       Total                                    27.5%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.



                                       2


PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Growth Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Growth Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Growth Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Growth Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

Our strategy continues to balance the more volatile technology sector with the more stable, visible healthcare sector. Financial services continue to hold a prominent position, as we believe the sector represents attractive growth combined with global consolidation opportunities.

Looking ahead, a reduction of excess inventories is progressing, liquidity measures have improved materially, the consumer has continued to spend and probably will be encouraged by the tax refund albeit in a modest way. Concern remains about the slowdown in Europe and implications for our exports as well as the outlook for capital spending. In the environment anticipated, we plan to leave the Portfolio relatively unchanged.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.


                                       3

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)



  NUMBER OF
   SHARES                                                      VALUE
-------------                                              ------------
COMMON STOCKS--100.13%

AIRLINES--0.58%
       5,500   Southwest Airlines Co.                        $   101,695
                                                             -----------
BANKS--10.09%
      12,800   Bank One Corp.                                    458,240
      18,940   Citigroup, Inc.                                 1,000,790
       6,900   J. P. Morgan Chase & Co.                          307,740
                                                             -----------
                                                               1,766,770
                                                             -----------
COMPUTER HARDWARE--1.86%
      17,920   Cisco Systems, Inc.*                              326,144
                                                             -----------
COMPUTER SOFTWARE--6.64%
       7,500   Amdocs Ltd.*                                      403,875
       6,500   BEA Systems, Inc.*                                199,615
       2,000   Mercury Interactive Corp.*                        119,800
       6,600   VERITAS Software Co.*                             439,098
                                                             -----------
                                                               1,162,388
                                                             -----------
DEPARTMENT STORE--3.70%
      10,330   Kohl's Corp.*                                     648,001
                                                             -----------
DRUGS--11.43%
       2,700   Allergan, Inc.                                    230,850
       4,600   American Home Products Corp.                      268,824
       6,300   Cardinal Health, Inc.                             434,700
       3,200   Forest Laboratories, Inc.*                        227,200
      12,500   Pfizer, Inc.                                      500,625
       3,500   Pharmacia Corp.                                   160,825
       4,900   Schering-Plough Corp.                             177,576
                                                             -----------
                                                               2,000,600
                                                             -----------
ELECTRIC UTILITIES--2.34%
       9,500   AES Corp.*                                        408,975
                                                             -----------
ELECTRICAL EQUIPMENT--12.72%
       1,800   Celestica, Inc.*                                   92,700
       5,300   Danaher Corp.                                     296,800
      21,300   Flextronics International Ltd.*                   556,143
       9,800   Nokia Corp., ADR                                  215,992
       1,400   Research In Motion Ltd.*                           45,150
      14,900   Sanmina Corp.*                                    348,809
      23,700   Solectron Corp.*                                  433,710
       8,100   Thermo Electron Corp.*                            178,362
       3,400   TyCom Ltd.*                                        58,480
                                                             -----------
                                                               2,226,146
                                                             -----------
FINANCIAL SERVICES--2.64%
      14,040   MBNA Corp.                                        462,618
                                                             -----------
FOOD RETAIL--1.86%
      13,000   Kroger Co.*                                       325,000
                                                             -----------
FREIGHT, AIR, SEA & LAND--1.49%
       4,500   United Parcel Service, Inc., Class B          $   260,100
                                                             -----------
INDUSTRIAL SERVICES & SUPPLIES--0.56%
       1,500   Jacobs Engineering Group, Inc.*                    97,845
                                                             -----------
INFORMATION & COMPUTER SERVICES--2.64%
      16,200   IMS Health, Inc.                                  461,700
                                                             -----------
INTERNET--0.80%
       4,500   Juniper Networks, Inc.*                           139,950
                                                             -----------
LEISURE--3.04%
      11,300   Harley-Davidson, Inc.                             532,004
                                                             -----------
LIFE INSURANCE--2.52%
      14,000   AFLAC, Inc.                                       440,860
                                                             -----------
MEDIA--9.41%
      11,350   AOL Time Warner, Inc.*                            601,550
      32,250   AT&T Corp. Liberty Media A*                       564,052
      11,100   Comcast Corp., Class A*                           481,740
                                                             -----------
                                                               1,647,342
                                                             -----------
MEDICAL PRODUCTS--3.52%
       6,000   Medtronic, Inc.                                   276,060
       6,200   Stryker Corp.                                     340,070
                                                             -----------
                                                                 616,130
                                                             -----------
MEDICAL PROVIDERS--2.69%
      22,400   Health Management Associates, Inc.,
                 Class A*                                        471,296
                                                             -----------
MULTI INDUSTRY--5.17%
      16,600   Tyco International Ltd.                           904,700
                                                             -----------
OIL SERVICES--2.12%
       4,900   Baker Hughes, Inc.                                164,150
       2,000   Transocean Sedco Forex, Inc.                       82,500
       2,600   Weatherford International, Inc.*                  124,800
                                                             -----------
                                                                 371,450
                                                             -----------
OTHER INSURANCE--3.64%
       7,400   American International Group, Inc.                636,400
                                                             -----------
PROPERTY INSURANCE--1.65%
       4,950   AMBAC Financial Group, Inc.                       288,090
                                                             -----------
SECURITIES & ASSET MANAGEMENT--1.19%
       4,200   Legg Mason, Inc.                                  208,992
                                                             -----------
SEMICONDUCTOR--1.88%
       7,620   Altera Corp.*                                     220,980
       6,300   Applied Micro Circuits Corp.*                     108,360
                                                             -----------
                                                                 329,340
                                                             -----------


                                       4



  NUMBER OF
   SHARES                                                      VALUE
-------------                                              ------------
COMMON STOCKS--(CONCLUDED)

SPECIALTY RETAIL--2.17%
       2,600   CVS Corp.                                     $   100,360
       7,700   Tiffany & Co.                                     278,894
                                                             -----------
                                                                 379,254
                                                             -----------
WIRELESS TELECOMMUNICATIONS--1.78%
      19,000   AT&T Wireless Services, Inc.*                     310,650
                                                             -----------
Total Investments (cost--$18,395,772)--100.13%               $17,524,440
Liabilities in excess of other assets--(0.13)%                   (21,990)
                                                             -----------
Net Assets--100.00%                                          $17,502,450
                                                             ===========

----------
*     Non-Income producing security

ADR   American Depositary Receipt

                See accompanying notes to financial statements.


                                       5

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$18,395,772)               $ 17,524,440
Receivable for investments sold                                             81,921
Dividends and interest receivable                                           11,493
Other assets                                                                 2,193
                                                                      ------------
Total assets                                                            17,620,047
                                                                      ------------
LIABILITIES
Payable to custodian                                                        50,274
Payable to affiliates                                                       12,000
Accrued expenses and other liabilities                                      55,323
                                                                      ------------
Total liabilities                                                          117,597
                                                                      ------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)     16,395,193
Accumulated net investment loss                                            (68,984)
Accumulated net realized gain from investment transactions               2,047,573
Net unrealized depreciation of investments                                (871,332)
                                                                      ------------
Net assets                                                            $ 17,502,450
                                                                      ============
CLASS H
Net assets                                                            $ 15,955,151
                                                                      ------------
Shares outstanding                                                       2,642,799
                                                                      ------------
Net asset value, offering price and redemption value per share               $6.04
                                                                             =====
CLASS I
Net assets                                                            $  1,547,299
                                                                      ------------
Shares outstanding                                                         258,276
                                                                      ------------
Net asset value, offering price and redemption value per share               $5.99
                                                                             =====

                See accompanying notes to financial statements.


                                       6


STATEMENT OF OPERATIONS

                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                                    JUNE 30, 2001
                                                                     (UNAUDITED)
                                                                     -----------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,043)               $    45,926
Interest                                                                  17,368
                                                                     -----------
                                                                          63,294
                                                                     -----------
EXPENSES:
Investment management and administration                                  74,423
Professional fees                                                         20,548
Reports and notices to shareholders                                       19,910
Custody and accounting                                                     5,954
Trustees' fees                                                             3,750
Distribution fees--Class I                                                 2,056
Transfer agency and related service fees                                   1,500
Other expenses                                                             4,248
                                                                     -----------
                                                                         132,389
Less: Fee waivers from investment manager                                   (111)
                                                                     -----------
NET EXPENSES                                                             132,278
                                                                     -----------
Net investment loss                                                      (68,984)
                                                                     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gain from investment activities                           2,110,444
Net change in unrealized appreciation/depreciation of investments     (4,840,739)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES           (2,730,295)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 ($2,799,279)
                                                                     ===========

                 See accompanying notes to financial statements.


                                       7


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED        FOR THE
                                                                                JUNE 30, 2001       YEAR ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2000
                                                                                 -----------     -----------------
FROM OPERATIONS:
Net investment loss                                                              $    (68,984)      $   (186,071)
Net realized gains from investment transactions                                     2,110,444          9,931,709
Net change in unrealized appreciation/depreciation of investments                  (4,840,739)       (15,923,494)
                                                                                 ------------       ------------
Net decrease in net assets resulting from operations                               (2,799,279)        (6,177,856)
                                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments--Class H                                          (8,983,989)        (7,668,526)
Net realized gain on investments--Class I                                            (807,231)          (481,021)
                                                                                 ------------       ------------
Total dividends and distributions to shareholders                                  (9,791,220)        (8,149,547)
                                                                                 ------------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                  636,672          3,279,596
Cost of shares repurchased                                                         (3,708,660)       (12,530,309)
Proceeds from dividends reinvested                                                  9,791,220          8,149,547
                                                                                 ------------       ------------
Net increase (decrease) in net assets from beneficial interest transactions         6,719,232         (1,101,166)
                                                                                 ------------       ------------
Net decrease in net assets                                                         (5,871,267)       (15,428,569)

NET ASSETS:
Beginning of period                                                                23,373,717         38,802,286
                                                                                 ------------       ------------
End of period                                                                    $ 17,502,450       $ 23,373,717
                                                                                 ============       ============

                 See accompanying notes to financial statements.


                                       8


NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Growth Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to


                                       9


repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gain/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is computed daily and payable monthly, at an annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $11,023 in investment management and administration fees. Brinson Advisors waived a portion of its investment management and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in Brinson Private Money Market Fund LLC. For the six months ended June 30, 2001, Brinson Advisors waived $111 of its investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly at the annual rate of 0.375% of the Portfolio's average daily net assets.

      For the six months ended June 30, 2001, the Portfolio paid $485 in brokerage commissions to UBS Warburg LLC, an affiliate of Brinson Advisors and an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive


                                       10


payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001, the Portfolio owed Brinson Advisors $977 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 25% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001, UBS PaineWebber earned $329 in compensation from the Portfolio as the Portfolio's lending agent.

      For the six months ended June 30, 2001, the Portfolio earned $941 net of fees, rebates and expenses, for securities lending transactions. At June 30, 2001, there were no securities out on loan.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

          Gross depreciation (investments having an excess of cost over value)          $(2,922,847)
          Gross appreciation (investments having an excess of value over cost)             2,051,515
                                                                                         -----------
          Net unrealized depreciation of investments                                    $  (871,332)
                                                                                         ===========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $18,379,324 and $20,902,775 respectively.

----------
*     UBS PaineWebber is a service mark of UBS AG.


                                       11


FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                        FOR THE SIX MONTHS ENDED JUNE 30, 2001
                             ------------------------------------------------------------
                                       CLASS H                           CLASS I
                             -----------------------------       ------------------------
                                SHARES            AMOUNT           SHARES         AMOUNT
                             ----------       ------------       --------       ---------
Shares sold                      78,072       $    591,792          5,549       $  44,880
Shares repurchased             (439,269)        (3,600,299)       (13,111)       (108,361)
Dividends reinvested          1,567,886          8,983,989        141,869         807,231
                             ----------       ------------       --------       ---------
Net increase                  1,206,689       $  5,975,482        134,307       $ 743,750
                             ==========       ============       ========       =========


                                         FOR THE YEAR ENDED DECEMBER 31, 2000
                             ------------------------------------------------------------
                                       CLASS H                           CLASS I
                             -----------------------------       ------------------------
                                SHARES            AMOUNT           SHARES         AMOUNT
                             ----------       ------------       --------       ---------
Shares sold                     132,057       $  2,612,139         34,231       $ 667,457
Shares repurchased             (601,206)       (11,809,679)       (33,491)       (720,630)
Dividends reinvested            393,068          7,668,526         24,656         481,021
                             ----------       ------------       --------       ---------
Net increase (decrease)         (76,081)      $ (1,529,014)        25,396       $ 427,848
                             ==========       ============       ========       =========


                                       12


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                        CLASS H                                           CLASS I
----------------------------------------------------------------- ----------------------------------
                                                                               SIX MONTHS   YEAR    FOR THE PERIOD
               FOR THE SIX                                                       ENDED      ENDED   JULY 18, 1999+
               MONTHS ENDED            FOR THE YEARS ENDED DECEMBER 31,          JUNE 20,   DECEMBER    THROUGH
               JUNE 30, 2001  -------------------------------------------------   2001        31,    DECEMBER 31,
                (UNAUDITED)     2000#      1999       1998      1997     1996   (UNAUDITED)   2000#       1999
              --------------  --------    -------   -------   -------   ------- -----------  -------  ------------

Net asset value,
   beginning
   of period         $  14.99    $  24.09    $ 18.03   $ 15.63   $ 17.48   $ 17.57   $ 14.95    $ 24.09    $ 20.59
                     --------    --------    -------   -------   -------   -------   -------    -------    -------
Net investment
   income (loss)       (0.02)      (0.12)     (0.14)    (0.07)     0.03     (0.06)    (0.03)     (0.15)     (0.03)
Net realized
   and unrealized
   gains (losses)
   from
   investments         (2.27)      (3.46)      6.20      4.79      2.69      3.29     (2.27)     (3.47)      3.53
                     --------    --------    -------   -------   -------   -------   -------    -------    -------
Net increase
  (decrease) from
   investment
   operations           (2.29)      (3.58)      6.06      4.72      2.72      3.23     (2.30)     (3.62)      3.50
                     --------    --------    -------   -------   -------   -------   -------    -------    -------
Dividends from
   net investment
   income                 --          --         --        --     (0.03)       --        --         --         --
Distributions
   from net realized
   gains on
   investments       (6.66)      (5.52)     (0.00)++  (2.32)    (4.54)    (3.32)    (6.66)     (5.52)     (0.00)++
                     --------    --------    -------   -------   -------   -------   -------    -------    -------
Total dividends and
   distributions
   to shareholders    (6.66)      (5.52)     (0.00)    (2.32)    (4.57)    (3.32)    (6.66)     (5.52)     (0.00)
                     --------    --------    -------   -------   -------   -------   -------    -------    -------
Net asset value,
   end of period   $   6.04    $  14.99    $ 24.09   $ 18.03   $ 15.63   $ 17.48   $  5.99    $ 14.95    $ 24.09
                    ========    ========    =======   =======   =======   =======   =======    =======    =======
Total investment
   return(1)         (12.86)%    (20.17)%    33.61%    30.59%    15.41%    18.70%   (13.02)%   (20.39)%    17.00%
                    ========    ========    =======   =======   =======   =======   =======    =======    =======
Ratios/Supplemental data:
Net assets,
  end of period
   (000's)         $ 15,955    $ 21,521    $36,428   $36,830   $30,586   $36,357   $ 1,547    $ 1,853    $ 2,375
Expenses to
   average net assets,
   before waiver
   from manager        1.31%*      1.11%      1.11%     1.05%     1.05%     1.14%     1.64%*     1.41%      1.39%*
Expenses to average
   net assets,
   after waiver
   from manager        1.31%*      1.11%      1.11%     1.05%     1.05%     1.14%     1.64%*     1.37%      1.14%*
Net investment
   income (loss) to
   average net assets,
   before waiver
   from manager      (0.67)%*    (0.57)%    (0.58)%   (0.37)%    0.12%    (0.29)%   (1.00)%*   (0.86)%    (0.83)%*
Net investment
income (loss) to
   average net
   assets, after
   waiver from
   manager           (0.67)%*    (0.57)%    (0.58)%   (0.37)%    0.12%    (0.29)%   (1.00)%*   (0.82)%    (0.58)%*
Portfolio
   turnover rate        91%         53%        23%       50%       89%       53%       91%        53%        23%*

----------
# Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

+     Commencement of issuance of shares.

++    Represents less than $0.005 per share.

*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.


                                       13


SHAREHOLDERS INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                          SHARES        SHARES VOTED         SHARES
PROPOSAL 1                                               VOTED FOR         AGAINST           ABSTAIN
                                                        ---------      ------------         -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT
  MANAGEMENT AND ADMINISTRATION CONTRACT BETWEEN
  BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS,
  INC. ("BRINSON ADVISORS") (FORMERLY MITCHELL
  HUTCHINS ASSET MANAGEMENT INC.) WITH RESPECT TO
  GROWTH PORTFOLIO ("FUND").                              968,373             0              402,604


                                                          SHARES        SHARES VOTED         SHARES
PROPOSAL 2                                               VOTED FOR         AGAINST           ABSTAIN
                                                        ---------      ------------         -------

TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT
  BETWEEN BRINSON ADVISORS AND ALLIANCE CAPITAL
  MANAGEMENT L.P. WITH RESPECT TO THE FUND.               968,373             0              402,604


                                                          SHARES        SHARES VOTED         SHARES
PROPOSAL 3                                               VOTED FOR         AGAINST           ABSTAIN
                                                        ---------      ------------         -------

TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON
  ADVISORS AND THE TRUST'S BOARD OF TRUSTEES TO APPOINT
  AND REPLACE SUB-ADVISORS FOR THE FUND AND TO ENTER
  INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT
  FURTHER SHAREHOLDER APPROVAL.                           968,373             0              402,604


                                       14


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                           BRINSON ADVISORS

                           (C)2001 Brinson Advisors, Inc.
                           All Rights Reserved

BRINSON SERIES
TRUST

HIGH GRADE
FIXED INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--HIGH GRADE FIXED INCOME PORTFOLIO        SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--High Grade Fixed Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

Despite a series of interest rate reductions, the six months ended June 30, 2001 was marked by a severe slowdown in gross domestic product (GDP), a capital spending slump among businesses, a sharp rise in new monthly unemployment claims and new expectations for corporate earnings.

The Federal Reserve (the "Fed") first cut the Fed Funds rate by 50 basis points (one basis point equals 1/100th of one percent) in a surprise out-of-meeting move in early January, followed by another 50 basis points cut at the end of January. By period-end, the Fed had decreased the Fed Funds rate six times by a total of 2.75%, lowering the rate to 3.75%.

Although the Fed remained committed to economic reinvigoration, the economy barely grew during the period as the GDP registered a 0.7% increase during the second quarter after it grew only 1.3% during the first three months. The second quarter figure was the lowest since the first quarter of 1993. Business was responsible for much of this sluggishness, as the corporate sector recorded a 13.6% reduction in capital spending during the second quarter, marking two consecutive declines in this figure for the first time since 1991.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/01

                                             6 MONTHS     1 YEAR     5 YEARS    INCEPTION*
HIGH GRADE FIXED INCOME PORTFOLIO (CLASS H)      1.66%      7.94%       5.07%        3.39%

LB GOVERNMENT BOND INDEX                         2.27      10.33        7.36         6.24

* Inception: since commencement of issuance on November 8, 1993. Index performance is shown as of nearest month end of inception of Class H shares: October 31, 1993.

    The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

During the six months ended June 30, 2001, the Portfolio underperformed its benchmark. The Portfolio returned 1.66% compared to the Lehman Government Bond Index's return of 2.27%. Our overweight in the corporate sector, which helped Portfolio performance, was slightly offset by losses from the timing of our move to neutral from underweight in the mortgage pass-through sector.

We expect that the non-Treasury sectors of the fixed-income market, particularly corporate bonds, will perform well in this environment of low rates and positively sloped yield curves. Accordingly, we increased the Portfolio's exposure to investment-grade corporate bonds. As a result, the Portfolio now outranks its benchmarks in exposure to such credit-sensitive instruments. We also increased the Portfolio's exposure to mortgage pass-throughs, as they have become more attractive in an environment of declining interest rates and subsiding prepayment risk. The Portfolio is significantly underweighted in Treasury securities.

PORTFOLIO STATISTICS


SECTOR ALLOCATION*                                6/30/01         12/31/00
--------------------------------------------------------------------------------
Mortgages                                           39.5%           27.1%
Corporates                                          29.6            22.9
Treasurys                                           17.8            36.2
Repurchase Agreements                                6.0             3.7
Asset-Backed Securities                              5.8             2.6
International Government Obligations                 4.1             0.0
Collateralized Mortgage Obligations                  1.6             0.6
Agencies                                             0.0             6.9
Liabilities in Excess of Other Assets               -4.4             0.0
--------------------------------------------------------------------------------
Total                                              100.0%          100.0%


PORTFOLIO CHARACTERISTICS*                        6/30/01        12/31/00
--------------------------------------------------------------------------------
Weighted Average Duration                       4.84 yrs.       5.16 yrs.
Weighted Average Life                           8.66 yrs.       9.68 yrs.
Average Quality                                       AA             AAA
Net Assets (mm)                                    $2.12           $2.45
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to U.S. Government/High Grade Securities Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("U.S. Government/High Grade Securities Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of U.S. Government/High Grade Securities Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the U.S. Government/High Grade Securities Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

We believe it is unlikely that the Fed will be as active in attempting to jump start the economy as it has been over the course of this reporting period. The economic rebound is likely to be gradual, as corporate overinvestment, weak corporate profitability and high levels of household debt present obstacles to a speedy recovery. Should the economy remain sluggish, we expect the Fed will allow interest rates to stay low into early next year.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                            MATURITY              INTEREST
 (000)                                                                DATES                 RATES            VALUE
--------                                                    --------------------     --------------     ----------
U.S. GOVERNMENT OBLIGATIONS--17.82%
  $    75     U.S. Treasury Bonds                           08/15/19 to 02/15/31     5.375 to 8.125%    $   88,911
      290     U.S. Treasury Notes                           08/15/03 to 02/15/11     4.625 to 5.750        288,353
                                                                                                        ----------
Total U.S. Government Obligations (cost--$380,349)                                                         377,264
                                                                                                        ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.13%
       88     GNMA (cost--$88,177)                          01/15/29 to 03/15/29          6.500             87,545
                                                                                                        ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.62%
       55     FHLMC (cost--$54,967)                               02/15/04                5.250             55,364
                                                                                                        ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--32.79%
       60     FNMA                                                02/01/31                6.000             57,254
      205     FNMA                                          08/15/04 to 12/01/29          6.500            206,245
      117     FNMA                                          04/01/09 to 02/01/15          7.000            120,345
      198     FNMA                                                06/01/31                7.500            202,562
      110     FNMA TBA                                              TBA                   6.500            107,943
                                                                                                        ----------
Total Federal National Mortgage
  Association Certificates (cost--$692,824)                                                                694,349
                                                                                                        ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--1.62%
       20     Bear Stearns Commercial Mortgage Securities, Inc.,
                Series 2001, Class A2                             04/15/11                6.480             19,693
       15     CS First Boston Mortgage Securities Corp.,
                Series 2001-CK1, Class A3                         12/16/35                6.380             14,679
                                                                                                        ----------
Total Collateralized Mortgage
  Obligations (cost--$35,014)                                                                               34,372
                                                                                                        ----------

ASSET-BACKED SECURITIES--5.81%
       60     Citibank Credit Card Issuance Trust,
                Series 2000, Class A3                             11/15/09                6.875             62,129
       35     Citibank Credit Card Master Trust I,
                Series 1997-6, Class A                            08/15/06                6.323             29,596
       30     Discover Card Master Trust I,
                Series 1999-6, Class A                            07/17/07                6.850             31,214
                                                                                                        ----------
Total Asset-Backed Securities (cost--$121,855)                                                             122,939
                                                                                                        ----------
CORPORATE BONDS--29.57%

AUTO & TRUCK--1.17%
       25     DaimlerChrysler NA Holdings Corp.                   05/15/06                6.400             24,794
                                                                                                        ----------
BANKS--4.64%
       55     Bank One Corp.                                08/01/10 to 10/15/26     7.625 to 7.875         58,475
       25     Great Western Financial Trust II                    02/01/27                8.206             24,607
        5     J.P. Morgan Chase & Co.                             02/01/11                6.750              5,007
       10     Standard Chartered Bank                             05/30/31                8.000             10,158
                                                                                                        ----------
                                                                                                            98,247
                                                                                                        ----------

PRINCIPAL
 AMOUNT                                                              MATURITY              INTEREST
 (000)                                                                DATES                 RATES            VALUE
--------                                                    --------------------     --------------     ----------
CORPORATE BONDS (CONTINUED)

BROKER - DEALER--3.53%
    $  55     Merrill Lynch & Co., Inc.                           06/15/04                5.350%        $   54,833
       20     Morgan Stanley Dean Witter & Co.                    04/15/06                6.100             19,983
                                                                                                        ----------
                                                                                                            74,816
                                                                                                        ----------
ENERGY--0.94%
       20     PSEG Energy Holdings, Inc.                          06/15/11                8.500             19,816
                                                                                                        ----------
FINANCIAL SERVICES--5.98%
       20     Aristar, Inc.                                       05/15/11                6.875             19,926
       25     Associates Corp. NA                                 11/01/03                5.750             25,205
       55     Ford Motor Credit Co.                               04/28/03                6.125             55,795
       25     Verizon Global Funding Corp.                        12/01/30                7.750             25,713
                                                                                                        ----------
                                                                                                           126,639
                                                                                                        ----------
MEDIA--3.14%
       25     Time Warner Entertainment Co. LP                    03/15/23                8.375             27,140
       40     Walt Disney Co.                                     07/02/04                4.875             39,300
                                                                                                        ----------
                                                                                                            66,440
                                                                                                        ----------
OIL REFINING, DISTRIBUTION--0.50%
       10     Amerada Hess Corp.                                  10/01/29                7.875             10,569
                                                                                                        ----------
SPECIALTY RETAIL--1.96%
       40     Wal Mart Stores, Inc.                               08/10/09                6.875             41,502
                                                                                                        ----------
TELECOMMUNICATIONS--2.29%
       10     Sprint Capital Corp.                                01/30/11                7.625              9,922
       25     U.S. West Capital Funding, Inc.                     07/15/08                6.375             23,880
       15     WorldCom, Inc.                                      05/15/31                8.250             14,713
                                                                                                        ----------
                                                                                                            48,515
                                                                                                        ----------
TRANSPORTATION--1.06%
       25     Union Pacific Corp.                                 02/01/29                6.625             22,448
                                                                                                        ----------
UTILITIES--1.88%
       15     Keyspan Corp.                                       11/15/05                7.250             15,700
        5     Progress Energy, Inc.                               03/01/31                7.750              5,161
        5     TXU Corp.                                           06/15/06                6.375              4,940
       15     Williams Cos., Inc.                                 01/15/31                7.500             14,060
                                                                                                        ----------
                                                                                                            39,861
                                                                                                        ----------
YANKEE--2.48%
       25     British Telecommunications PLC                      12/15/30                8.625             27,264
       25     Tyco International Group SA                         02/15/06                6.375             25,226
                                                                                                        ----------
                                                                                                            52,490
                                                                                                        ----------
Total Corporate Bonds (cost--$618,513)                                                                     626,137
                                                                                                        ----------

PRINCIPAL
 AMOUNT                                                             MATURITY              INTEREST
 (000)                                                                DATES                 RATES            VALUE
--------                                                    --------------------     --------------     ----------
INTERNATIONAL OBLIGATIONS--4.14%
     $ 20     International Bank For
                Reconstruction & Development                     03/28/06                5.000%        $   19,515
       15     Province of Quebec                                 09/15/29                7.500             15,882
       15     State of Qatar                                     06/15/30                9.750             17,100
       35     United Mexican States                              01/14/11                8.375             35,228
                                                                                                        ----------
Total International Obligations (cost--$87,836)                                                            87,725
                                                                                                        ----------

REPURCHASE AGREEMENT--5.95%
      126     Repurchase agreement dated 06/29/01 with State Street Bank and Trust Co., collateralized by $131,000 U.S. Treasury
                Bills, 0.000% due 12/27/01 (value $128,708); proceeds
                $126,041 (cost--$126,000)                         07/02/01                3.930            126,000
                                                                                                        ----------
Total Investments (cost--$2,205,535)--104.45%                                                            2,211,695

Liabilities in excess of other assets--(4.45)%                                                            (94,343)
                                                                                                        ----------
Net Assets--100.00%                                                                                     $2,117,352
                                                                                                        ==========

----------
TBA (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$2,205,535)                                 $ 2,211,695
Cash                                                                                           122
Receivable for investments sold                                                             58,934
Interest receivable                                                                         23,098
Other assets                                                                                 1,028
                                                                                       -----------
Total assets                                                                             2,294,877
                                                                                       -----------
LIABILITIES
Payable for investments purchased                                                          155,134
Payable to affiliates                                                                          882
Accrued expenses and other liabilities                                                      21,509
                                                                                        ----------
Total liabilities                                                                          177,525
                                                                                       -----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--249,069 shares
   (unlimited amount authorized)                                                         2,370,794
Undistributed net investment income                                                         29,352
Accumulated net realized losses from investment activities                               (288,954)
Net unrealized appreciation of investments                                                   6,160
                                                                                       -----------
Net assets                                                                             $ 2,117,352
                                                                                       ===========
Net asset value, offering price and redemption value per share                         $      8.50
                                                                                       ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED
                                                                                JUNE 30, 2001
                                                                                 (UNAUDITED)
                                                                                -------------
INVESTMENT INCOME:
Interest                                                                           $70,212
                                                                                   -------
EXPENSES:
Professional fees                                                                   17,195
Reports and notices to shareholders                                                  9,955
Investment management and administration                                             5,612
Trustees' fees                                                                       3,750
Custody and accounting                                                               1,963
Transfer agency and related services fees                                              750
Other expenses                                                                       1,631
                                                                                   -------
                                                                                    40,856
                                                                                   -------
Net investment income                                                               29,356
                                                                                   -------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment activities                                       65,780
Net change in unrealized appreciation/depreciation of investments                  (55,195)
                                                                                   -------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES                        10,585
                                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $39,941
                                                                                   =======

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE SIX
                                                                             MONTHS ENDED        FOR THE
                                                                            JUNE 30, 2001      YEAR ENDED
                                                                             (UNAUDITED)    DECEMBER 31, 2000
                                                                            -------------   -----------------
FROM OPERATIONS:
Net investment income                                                       $   29,356        $  144,011
Net realized gains (losses) from investment activities                          65,780          (176,563)
Net change in unrealized appreciation/depreciation of investments              (55,195)          250,523
                                                                            ----------        ----------
Net increase in net assets resulting from operations                            39,941           217,971
                                                                            ----------        ----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                         (145,680)         (284,457)
                                                                            ----------        ----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                           170,529           276,208
Cost of shares repurchased                                                    (542,411)       (2,613,292)
Proceeds from dividends reinvested                                             145,680           284,457
                                                                            ----------        ----------
Net decrease in net assets from beneficial interest transactions              (226,202)       (2,052,627)
                                                                            ----------        ----------
Net decrease in net assets                                                    (331,941)       (2,119,113)

NET ASSETS:
Beginning of period                                                          2,449,293         4,568,406
                                                                            ----------        ----------
End of period (including undistributed net investment income
    of $29,352 and $145,676, respectively)                                  $2,117,352        $2,449,293
                                                                            ==========        ==========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--High Grade Fixed Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of debt securities including mortgage- and asset-backed securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract") under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $882 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers and institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. UBS Painewebber Inc. ("UBS Painewebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001 there was no security lending activity by the Portfolio.

----------
*  UBS Painewebber is a service mark of UBS AG.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

         Gross appreciation (investments having an excess of value over cost)          $ 19,576
         Gross depreciation (investments having an excess of cost over value)           (13,416)
                                                                                       --------
         Net unrealized appreciation of investments                                    $  6,160
                                                                                       ========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $3,393,911 and $3,679,465, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carry forward of $349,226 available as a reduction, to the extent provided in the regulations of future net realized capital gains, and will expire as follows: $156,608 by December 31, 2007 and $192,618 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE SIX            FOR THE
                                                                 MONTHS ENDED          YEAR ENDED
                                                                JUNE 30, 2001      DECEMBER 31, 2000
                                                                -------------      -----------------
Shares sold                                                      19,774               31,615
Shares repurchased                                              (61,906)            (309,497)
Dividends reinvested                                             16,999               34,396
                                                                 -------             --------
Net decrease                                                    (25,133)            (243,486)
                                                                 =======             ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                     FOR THE SIX
                                    MONTHS ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                   JUNE 30, 2001    --------------------------------------------------------------
                                     (UNAUDITED)      2000(2)       1999          1998          1997          1996
                                   -------------    ------        ------        ------        ------        ------
Net asset value,
   beginning of period             $ 8.93         $ 8.82        $ 9.17        $ 9.29        $ 9.10        $ 9.49
                                    ------         ------        ------        ------        ------        ------
Net investment income                0.17           0.57          0.54          0.56          0.55          0.50
Net realized and unrealized gains
   (losses) from investments        (0.02)          0.13         (0.89)         0.07          0.19         (0.37)
                                    ------         ------        ------        ------        ------        ------
Net increase (decrease)
   from investment
   operations                        0.15           0.70         (0.35)         0.63          0.74          0.13
                                    ------         ------        ------        ------        ------        ------
Dividends from net
   investment income                (0.58)         (0.59)           --         (0.56)        (0.55)        (0.52)
Distributions from net
   realized gains from
   investment activities               --             --            --         (0.19)           --            --
                                     ------         ------        ------        ------        ------        ------
Total dividends and
   distributions to
   shareholders                      (0.58)         (0.59)         0.00         (0.75)        (0.55)        (0.52)
                                     ------         ------        ------        ------        ------        ------
Net asset value,
   end of period                    $ 8.50         $ 8.93        $ 8.82        $ 9.17        $ 9.29        $ 9.10
                                     ======         ======        ======        ======        ======        ======
Total investment return (1)           1.66%          8.48%        (3.82)%        6.83%         8.13%         1.41%
                                     ======         ======        ======        ======        ======        ======
Ratios/Supplemental data:
Net assets, end of period (000's)    $2,117         $2,449        $4,568        $6,770        $7,345        $7,902
Expenses to average net assets        3.64%*         2.73%         1.91%         1.27%         1.43%         1.62%
Net investment income to
   average net assets                 2.62%*         4.32%         4.65%         5.39%         5.54%         5.04%
Portfolio turnover                     153%           159%          166%          101%           95%          282%

----------

*     Annualized

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                         SHARES            SHARES VOTED     SHARES
PROPOSAL 1                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND
   ADMINISTRATION CONTRACT BETWEEN BRINSON SERIES TRUST
   ("TRUST") AND BRINSON ADVISORS, INC. ("BRINSON ADVISORS")
   (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
   WITH RESPECT TO HIGH GRADE FIXED INCOME PORTFOLIO ("FUND").            269,712                 0             0

                                                                         SHARES            SHARES VOTED     SHARES
PROPOSAL 2                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT
   BETWEEN BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT
   L.P. WITH RESPECT TO THE FUND.                                         269,712                 0             0

                                                                         SHARES            SHARES VOTED     SHARES
PROPOSAL 3                                                             VOTED FOR            AGAINST        ABSTAIN
                                                                       ---------          ------------     -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE
TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE
FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT
FURTHER SHAREHOLDER APPROVAL.                                             269,712                 0             0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved

BRINSON SERIES
TRUST

HIGH INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST -- HIGH INCOME PORTFOLIO                  SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust -- High Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 was marked by a slowdown in gross domestic product (GDP), a capital spending slump among businesses, a rise in new monthly unemployment claims and new expectations for corporate earnings.

In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Federal Funds rate in January 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at period-end from 6.50% at year-end 2000.

Despite these actions, the economy barely grew during the period as the GDP registered a 0.7% increase during the second quarter after it grew only 1.3% during the first three months. The second quarter figure was the lowest since the first quarter of 1993. Business was responsible for much of this sluggishness, as the corporate sector recorded a 13.6% reduction in capital spending during the second quarter, marking two consecutive declines in this figure for the first time since 1991.

During the six months ended June 30, 2001, high-yield default statistics remained above historical norms. The CSFB High Yield Bond Index posted healthy 4.93% returns for the first quarter, but fell 0.63% in the second quarter. The telecommunications sector was responsible for most of the reversal in the second quarter. However, positive performance in the healthcare, financial and retail sectors helped to offset this poor performance. For the six months ended June 30, 2001, the high-yield sector, as measured by the CSFB High Yield Bond Index, returned 4.27%.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/01

                                      6 MONTHS    1 YEAR      INCEPTION*
HIGH INCOME PORTFOLIO (CLASS H)        -4.92%     -14.36%       -3.96%

CSFB HIGH YIELD BOND INDEX              4.27       -0.32         2.57

* Inception: since commencement of issuance on September 28, 1998. Index performance is shown as of nearest month end of inception of Class H shares: September 30, 1998.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, the High Income Portfolio underperformed its benchmark. The Portfolio declined 4.92% compared to the CSFB High Yield Bond Index's 4.27% return.

The Portfolio is currently overweight in the cable, gaming, mobile communications, and paper and packaging sectors. Underweight sectors include media, fixed communications (wireline telecommunications), healthcare and energy. Although underweight at the end of June, the Portfolio had been overweight in the wireline telecommunications sector for much of the first half of the calendar year, and this had a negative effect on performance. The Portfolio's overweight in the cable sector also detracted from performance as this sector underperformed the market as a whole. However, the Portfolio profited from its exposure to paper and packaging and gaming sectors.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                                               6/30/01
--------------------------------------------------------------------------------
Weighted Average Maturity                                              7.42 yrs.
Weighted Average Duration                                              4.87 yrs.
Net Assets (mm)                                                            $9.63
Corporate Bonds                                                            92.9%
Preferred Stocks                                                            1.3%
Repurchase Agreements                                                       3.6%
Other Assets in Excess of Liabilities                                       2.2%
--------------------------------------------------------------------------------

                                                                        12/31/00
--------------------------------------------------------------------------------
Weighted Average Maturity                                              7.40 yrs.
Weighted Average Duration                                              4.53 yrs.
Net Assets (mm)                                                            $9.04
Corporate Bonds                                                            74.7%
Repurchase Agreements                                                      35.6%
Liabilities in Excess of Other Assets+                                    -10.3%
--------------------------------------------------------------------------------

CREDIT QUALITY*                                    6/30/01             12/31/00
--------------------------------------------------------------------------------
Cash                                                  5.8%               25.3%
BBB                                                   9.9                 0.0
BB                                                   28.3                23.5
B                                                    51.7                43.8
CCC                                                   3.9                 0.7
Non-Rated                                             0.4                 6.7
--------------------------------------------------------------------------------
Total                                               100.0%              100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

+ The percentage of liabilities in excess of other assets on December 31, 2000 is comprised primarily of a net investment income distribution that was declared on December 28, 2000 and paid on January 2, 2001.

TOP FIVE CORPORATE SECTORS*                                              6/30/01
--------------------------------------------------------------------------------
Cable/Media                                                                15.3%
Telecommunications                                                         14.4
Basic Materials                                                            12.7
Gaming/Lodging                                                             11.8
Services                                                                   10.0
--------------------------------------------------------------------------------
Total                                                                      64.2%

                                                                        12/31/00
--------------------------------------------------------------------------------
Telecommunications                                                         24.2%
Basic Materials                                                            15.9
Cable/Media                                                                15.4
Gaming/Lodging                                                             14.4
Financial Services                                                         13.7
--------------------------------------------------------------------------------
Total                                                                      83.6%

TOP TEN CORPORATE HOLDINGS*                                              6/30/01
--------------------------------------------------------------------------------
Charter Communications Holdings                                             4.8%
Allied Waste North America                                                  3.0
R&B Falcon                                                                  3.0
VoiceStream Wireless                                                        2.9
MGM Grand                                                                   2.8
Tembec Industry                                                             2.6
Lear                                                                        2.6
Park Place Entertainment                                                    2.6
D.R. Horton                                                                 2.5
Nextel Communications                                                       2.3
--------------------------------------------------------------------------------
Total                                                                      29.1%

                                                                        12/31/00
--------------------------------------------------------------------------------
Avecia Group PLC                                                            3.3%
Host Marriott                                                               3.2
R&B Falcon                                                                  3.0
VoiceStream Wireless                                                        3.0
MGM Grand                                                                   2.9
Tembec Industry                                                             2.7
Park Place Entertainment                                                    2.7
Lyondell Chemical                                                           2.7
Lear                                                                        2.6
Allied Waste North America                                                  2.6
--------------------------------------------------------------------------------
Total                                                                      28.7%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to High Yield Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("High Yield Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of High Yield Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the High Yield Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

The Federal Reserve (the "Fed") cut the Fed Funds rate by 275 basis points in the first half of the year, reducing it to 3.75%. We expect that third-quarter tax rebates and cuts will have a positive, stimulating effect on the economy, and that GDP will be positive in the third quarter after a negative second quarter.

Going forward, we anticipate positive technicals for high-yield assets, with increased institutional demand and positive mutual fund flows into this asset class. Against this backdrop -- and with much of the telecommunication excesses already priced into the market -- the high yield sector should perform well.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL
    AMOUNT                                      MATURITY              INTEREST
    (000)                                         DATES                 RATES                  VALUE
  ---------                                    --------              --------                 -----
CORPORATE BONDS--92.89%

AUTOMOTIVE--4.41%
  $   425     Collins & Aikman Products Co.    04/15/06               11.500%             $   28,350
       35     Delco Remy International, Inc.** 05/01/09               11.000                  36,400
       15     Dura Operating Corp.**           05/01/09                9.000                  14,100
       40     Dura Operating Corp.,
                Series B                       05/01/09                9.000                  37,600
       55     Hayes Lemmerz International,
                Inc.**                         06/15/06               11.875                  53,350
      250     Lear Corp.                       05/15/05                7.960                 254,472
                                                                                          ----------
                                                                                             424,272
                                                                                          ----------
CABLE--10.17%
      110     @Entertainment, Inc.             07/15/08               14.500                  35,475
      100     Adelphia Communications
                Corp.                    10/01/10 to 06/15/11    10.250 to 10.875            100,012
      210     Charter Communications
                Holdings LLC                   10/01/09               10.750                 221,025
      120     Charter Communications
                Holdings LLC**                 05/15/11               10.000                 121,800
      200     Charter Communications
                Holdings LLC**                 05/15/11               11.750+                116,000
       30     Mediacom Broadband LLC**         07/15/13               11.000                  30,525
       63     NTL, Inc.                        11/15/07               11.200+                 42,210
       40     NTL, Inc.                        10/01/08               11.500                  26,400
      200     Telewest Communications PLC      10/01/07               11.000+                168,500
      250     UIH Australia Pacific, Inc.      05/15/06               14.000+                106,250
       30     United Pan Europe
                Communications                 02/01/10               11.500                  10,800
                                                                                          ----------
                                                                                             978,997
                                                                                          ----------
CHEMICALS--5.56%
       50     Applied Extrusion
               Technologies, Inc.              07/01/11               10.750                  50,500
      200     Avecia Group PLC                 07/01/09               11.000                 204,000
      125     Huntsman ICI Chemicals LLC       07/01/09               10.125                 123,125
      140     Lyondell Chemical Co.            05/01/09               10.875                 137,900
       20     Millennium America, Inc.**       06/15/08                9.250                  19,900
                                                                                          ----------
                                                                                             535,425
                                                                                          ----------
COMMUNICATIONS-FIXED--4.03%
      145     Allegiance Telecom, Inc.         05/15/08               12.875                 127,600
       35     Global Crossing Holdings Ltd.**  08/01/07                8.700                  26,600
       70     McLeodUSA, Inc.                  01/01/09               11.375                  44,100
       25     Metromedia Fiber Network, Inc.   11/15/08               10.000                   9,625
       50     Netia Holdings BV                11/01/07               11.250+                 19,500
      125     NorthEast Optic Network, Inc.    08/15/08               12.750                  35,000
       25     Time Warner Telecom, Inc.        02/01/11               10.125                  22,500
       50     Tritel PCS, Inc.                 01/15/11               10.375                  45,625
      250     Viatel, Inc.                     04/15/08               12.500+                  7,500
      125     Williams Communications Group    10/01/09               10.875                  50,000
                                                                                          ----------
                                                                                             388,050
                                                                                          ----------

COMMUNICATIONS-MOBILE--9.07%
  $    55     American Cellular Corp.**        10/15/09                9.500%             $   51,700
       85     Dobson Sygnet Communications     12/15/08               12.250                  85,850
       75     Filtronic PLC                    12/01/05               10.000                  52,688
       35     Microcell Telecommunications,
                Inc.                           06/01/06               14.000+                 25,900
      105     Nextel Communications,
                Inc.                     01/15/10 to 02/01/11     5.250 to 9.500              64,910
      250     Nextel Communications, Inc.      02/15/08                9.950+                160,000
       40     Nextel International, Inc.       08/01/10               12.750                  11,600
       60     Nextel Partners, Inc.            03/15/10               11.000                  46,200
       30     Rogers Wireless, Inc.**          05/01/11                9.625                  30,150
      100     TeleCorp PCS, Inc.               04/15/09               11.625+                 61,000
      250     Voicestream Wireless Corp.       11/15/09               10.375                 283,635
                                                                                          ----------
                                                                                            873,633
                                                                                          ----------
CONSUMER PRODUCTS--1.10%
       80     Jostens, Inc.                    05/01/10               12.750                  80,400
       25     Playtex Products, Inc.           06/01/11                9.375                  25,438
                                                                                          ----------
                                                                                             105,838
                                                                                          ----------
CONTAINERS--0.51%
       70     Owens-Illinois, Inc.       05/15/04 to 05/15/18     7.800 to 7.850              48,800
                                                                                          ----------
DIVERSIFIED INDUSTRIES--4.31%
       85     Allied Waste North
                America, Inc.**                04/01/08                8.875                  87,231
      200     Allied Waste North
                America, Inc.                  08/01/09               10.000                 205,500
      200     Atlantic Express
                Transportation Corp.           02/01/04               10.750                 122,000
                                                                                          ----------
                                                                                             414,731
                                                                                          ----------
ENERGY--5.53%
      150     Calpine Canada Energy Finance    05/01/08                8.500                 146,244
       30     CMS Energy Corp.                 04/15/11                8.500                  29,138
       70     PG&E National Energy Group, Inc. 05/16/11               10.375                  69,872
      250     R & B Falcon Corp.               12/15/08                9.500                 287,417
                                                                                          ----------
                                                                                             532,671
                                                                                          ----------
FINANCE--4.66%
       50     Chohung Bank Co. Ltd.**          04/01/10               11.875+                 52,375
       75     Conseco, Inc.                    02/09/04                8.750                  70,875
       90     Finova Capital Corp.             11/08/04                7.250                  84,263
       75     Hanvit Bank                      03/01/10               12.750                  80,625
      155     Safeco Capital Trust I           07/15/37                8.072                 128,946
       40     W.R. Berkley Capital Trust       12/15/45                8.197                  32,188
                                                                                          ----------
                                                                                             449,272
                                                                                          ----------
FOOD--0.16%
       15     Del Monte Corp.                  05/15/11                9.250                  15,300
                                                                                          ----------
FOREIGN GOVERNMENT AGENCIES--1.06%
       85     United Mexican States            09/15/16               11.375                 102,000
                                                                                          ----------

GAMING--8.85%
  $    50     Ameristar Casinos, Inc.                        02/15/09               10.750%             $   52,250
      175     Mandalay Resort Group.                         08/01/07               10.250                 182,000
      250     MGM Grand, Inc.                                06/01/07                9.750                 266,250
      100     MGM Mirage, Inc.                               02/01/11                8.375                 100,625
      250     Park Place Entertainment Corp.                 12/15/05                7.875                 250,625
                                                                                                        ----------
                                                                                                           851,750
                                                                                                        ----------
GENERAL INDUSTRIAL--1.81%
      150     Blount, Inc.                                   08/01/09               13.000                  90,000
       25     Dresser, Inc.**                                04/15/11                9.375                  25,312
       25     Hexcel Corp.**                                 01/15/09                9.750                  24,063
       35     Sealy Mattress Co.**                           12/15/07                9.875                  34,562
                                                                                                        ----------
                                                                                                           173,937
                                                                                                        ----------
HEALTHCARE--0.83%
       75     Concentra Operating Corp.                      08/15/09               13.000                  80,438
                                                                                                        ----------
HOTELS & LODGING--2.94%
       30     Extended Stay America, Inc.**                  06/15/11                9.875                  29,934
       60     Felcor Lodging L.P.                            06/01/11                8.500                  57,300
      200     Host Marriott L.P.                             02/15/06                8.375                 195,500
                                                                                                        ----------
                                                                                                           282,734
                                                                                                        ----------
LEISURE--0.90%
       75     Six Flags, Inc.**                              02/01/09                9.500                  74,906
       15     Six Flags, Inc.                                04/01/08               10.000+                 12,113
                                                                                                        ----------
                                                                                                            87,019
                                                                                                        ----------
MATERIALS--0.30%
       30     Hexcel Corp.                                   01/15/09                9.750                  28,875
                                                                                                        ----------
MEDIA--5.15%
      220     Echostar DBS Corp.                             02/01/09                9.375                 214,500
      175     Fox Kids Family Worldwide, Inc.                11/01/07                9.250                 175,875
       35     Lin Holdings Corp.                             03/01/08               10.000+                 27,475
       30     Paxson Communications Corp.**                  07/15/08               10.750                  30,000
       20     PRIMEDIA, Inc.                                 05/15/11                8.875                  18,500
       30     Quebecor Media, Inc.**                         07/15/11               11.125                  29,442
                                                                                                        ----------
                                                                                                           495,792
                                                                                                        ----------
MEDICAL PROVIDERS--3.32%
      150     HCA-The Healthcare Co.                         02/01/11                7.875                 151,312
      100     IASIS Healthcare Corp.                         10/15/09               13.000                 106,000
       30     Triad Hospitals Holdings, Inc.                 05/15/09               11.000                  32,325
       30     Triad Hospitals, Inc.**                        05/01/09                8.750                  30,525
                                                                                                        ----------
                                                                                                           320,162
                                                                                                        ----------
MULTI-LINE INSURANCE--0.16%
       15     Willis Corroon Corp.                           02/01/09                9.000                  15,263
                                                                                                        ----------

OIL--1.18%
     $ 55     Chesapeake Energy Corp.**                      04/01/11                8.125%                $51,425
       35     EOTT Energy Partners                           10/01/09               11.000                  37,712
       25     Lone Star Technologies, Inc.                   06/01/11                9.000                  24,125
                                                                                                        ----------
                                                                                                           113,262
                                                                                                        ----------
PAPER & PACKAGING--7.16%
      175     Doman Industries Ltd.                          07/01/04               12.000                 180,250
      100     Riverwood International Corp.                  08/01/07               10.625                 102,000
      150     Stone Container Corp.**                  02/01/08 to 02/01/11     9.250 to 9.750             152,625
      250     Tembec Industry, Inc.                          06/30/09                8.625                 255,000
                                                                                                        ----------
                                                                                                           689,875
                                                                                                        ----------
REAL ESTATE--4.62%
      250     D.R. Horton, Inc.                              02/01/09                8.000                 240,000
      120     LNR Property Corp.**                           01/15/09               10.500                 120,000
       85     Sovereign Real Estate Investor Trust**         08/29/49               12.000                  84,575
                                                                                                        ----------
                                                                                                           444,575
                                                                                                        ----------
RETAIL--0.94%
       40     Rite Aid Corp.**                               07/01/08               11.250                  40,350
       55     Saks, Inc.                                     11/15/08                8.250                  50,050
                                                                                                        ----------
                                                                                                            90,400
                                                                                                        ----------
SERVICE--1.04%
       85     Service Corp. International              12/15/05 to 04/15/09     6.000 to 7.700              69,962
        5     Service Corp. International                    03/15/03                6.300+                  4,713
       25     Stewart Enterprises, Inc.**                    07/01/08               10.750                  25,750
                                                                                                        ----------
                                                                                                           100,425
                                                                                                        ----------
TECHNOLOGY--1.25%
      125     Fairchild Semiconductor Corp.                  03/15/07               10.125                 120,000
                                                                                                        ----------
UTILITIES--1.87%
      155     AES Corp.                                06/01/09 to 02/15/11     8.875 to 9.500             155,887
       25     Calpine Corp.                                  08/15/10                8.625                  24,309
                                                                                                        ----------
                                                                                                           180,196
                                                                                                        ----------
Total Corporate Bonds (cost--$9,586,581)                                                                 8,943,692
                                                                                                        ----------

  NUMBER OF
   SHARES                                                                                                 VALUE
  ---------                                                                                             ----------
PREFERRED STOCKS--1.31%

COMMUNICATIONS-FIXED--1.31%
    2,000     Global Crossing Holdings Ltd.                                                                115,000
      114     Intermedia Communication, Inc., Series B                                                      11,400
       35     XO Communications, Inc.                                                                          158
                                                                                                         ----------
Total Preferred Stocks (cost--$310,744)                                                                    126,558
                                                                                                        ----------

  NUMBER OF
   WARRANTS                                                                                    VALUE
  ---------                                                                               ----------
WARRANTS(a)--0.01%

CABLE--0.00%
      842     Park 'N View, Inc.                                                          $        8
Consumer Products--0.01%
       40     Jostens, Inc., Class E**                                                           800
                                                                                          ----------
Total Warrants (cost--$800)                                                                      808
                                                                                          ----------

  PRINCIPAL
    AMOUNT                                                   MATURITY              INTEREST
    (000)                                                      DATE                  RATE
  ---------                                                  --------              --------
REPURCHASE AGREEMENT--3.60%

  $   347     Repurchase agreement dated 06/29/01
              with State Street Bank and Trust Co.,
              collateralized by $360,258 U.S. Treasury
              Bills, Zero Coupon due 12/27/01
              (value--$353,953); proceeds: $347,114
              (cost--$347,000)                 07/02/01                3.930%                347,000
                                                                                          ----------
Total Investments (cost--$10,245,125)--97.81%                                              9,418,058
Other assets in excess of liabilities--2.19%                                                 210,594
                                                                                          ----------
Net Assets--100.00%                                                                       $9,628,652
                                                                                          ==========

----------
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)   Non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$10,245,125)                   $  9,418,058
Cash (including foreign currency with a cost and value of $183)                    938
Receivable for investments sold                                                344,666
Dividends and interest receivable                                              247,398
Other assets                                                                        43
                                                                          ------------
Total assets                                                                10,011,103
                                                                          ------------
LIABILITIES
Payable for investments purchased                                              345,827
Payable to affiliate                                                             4,069
Accrued expenses and other liabilities                                          32,555
                                                                          ------------
Total liabilities                                                              382,451
                                                                          ------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized);
   1,141,511 shares issued and outstanding                                  13,415,185
Undistributed net investment income                                            465,510
Accumulated net realized loss from investments and foreign currency
   transactions                                                             (3,424,976)
Net unrealized depreciation of investments                                    (827,067)
                                                                          ------------
Net assets                                                                $  9,628,652
                                                                          ============
Net asset value, offering price and redemption value per share                   $8.44
                                                                                 =====

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                      FOR THE SIX
                                                                                      MONTHS ENDED
                                                                                      JUNE 30, 2001
                                                                                       (UNAUDITED)
                                                                                      -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $196)                                     $   519,027
Dividends                                                                                    14,804
                                                                                        -----------
                                                                                            533,831
                                                                                        -----------
EXPENSES
Investment management and administration                                                     25,418
Professional fees                                                                            18,985
Reports and notices to shareholders                                                          13,132
Trustees' fees                                                                                3,750
Custody and accounting                                                                        3,043
Transfer agency and related service fees                                                        750
Other expenses                                                                                3,208
                                                                                         -----------
                                                                                              68,286
                                                                                         -----------
Net investment income                                                                        465,545
                                                                                         -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
  Investment transactions                                                                (1,554,834)
  Foreign currency transactions                                                              (1,763)
Net change in unrealized appreciation/depreciation of investments                           593,075
                                                                                         -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES                                (963,522)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $  (497,977)
                                                                                         ===========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE SIX
                                                                  MONTHS ENDED         FOR THE
                                                                 JUNE 30, 2001       YEAR ENDED
                                                                   (UNAUDITED)     DECEMBER 31, 2000
                                                                 -------------    -----------------
FROM OPERATIONS:
Net investment income                                            $   465,545       $  1,113,873
Net realized losses from investment and
   foreign currency transactions                                  (1,556,597)        (1,831,009)
Net change in unrealized appreciation/depreciation
   of investments                                                    593,075         (1,139,647)
                                                                 -----------       ------------
Net decrease in net assets
   resulting from operations                                       (497,977)        (1,856,783)
                                                                -----------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                (4,110)        (1,109,798)
                                                                -----------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                     --            227,011
Cost of shares repurchased                                          (24,846)          (779,905)
Proceeds from dividends reinvested                                1,113,908                 --
                                                                -----------       ------------
Net increase (decrease) in net assets from beneficial
   interest transactions                                          1,089,062           (552,894)
                                                                -----------       ------------
Net increase (decrease) in net assets                               586,975         (3,519,475)

NET ASSETS:
Beginning of period                                               9,041,677         12,561,152
                                                                -----------       ------------
End of period (including undistributed net investment income
   of $465,510 and $4,075, respectively)                        $ 9,628,652       $  9,041,677
                                                                ===========       ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--High Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the period-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

CONCENTRATION OF RISK

      The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

      A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $4,069 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the

Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001, the Portfolio did not engage in securities lending.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

            Gross depreciation (investments having an excess of cost over value)      $(1,029,025)
            Gross appreciation (investments having an excess of value over cost)          201,958
                                                                                      -----------
            Net unrealized depreciation of investments                                $  (827,067)
                                                                                      ===========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,855,893 and $4,610,313, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $736,625. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2008.

      In accordance with U.S. Treasury regulations, the Portfolio has elected to defer capital losses of $1,131,754 arising after October 31, 2000. Such losses are treated for the purposes as arising on January 1, 2001.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                              FOR THE SIX           FOR THE
                                             MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                             -------------      -----------------
            Shares sold                              --              20,530
            Shares repurchased                   (2,776)            (71,090)
            Dividends reinvested                125,567                  --
                                                -------             -------
            Net increase (decrease)             122,791             (50,560)
                                                =======             =======

----------
*     UBS PaineWebber is a service mark of UBS AG.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                            FOR THE SIX                                          FOR THE PERIOD
                                           MONTHS ENDED     FOR THE YEARS ENDED DECEMBER 31,   SEPTEMBER 28, 1998+
                                          JUNE 30, 2001    --------------------------------         THROUGH
                                            (UNAUDITED)          2000++            1999         DECEMBER 31, 1998
                                          -------------        -------           -------      -------------------
Net asset value, beginning of period       $ 8.88            $ 11.75           $ 12.40            $ 12.00
                                           ------            -------           -------            -------
Net investment income                        0.41               1.09              1.21               0.20
Net realized and unrealized
   gains (losses) from
   investments                              (0.85)             (2.87)            (0.54)              0.42
                                            ------            -------           -------            -------
Net increase (decrease) from
   investment operations                    (0.44)             (1.78)             0.67               0.62
                                            ------            -------           -------            -------
Dividends from net investment income         0.00@             (1.09)            (1.21)             (0.20)
Distributions from net realized
    gains on investments                       --                 --             (0.11)             (0.02)
                                            ------            -------           -------            -------
Total dividends and distributions            0.00@             (1.09)            (1.32)             (0.22)
                                            ------            -------           -------            -------
Net asset value, end of period              $ 8.44            $  8.88           $ 11.75            $ 12.40
                                            ======            =======           =======            =======
Total investment return (1)                  (4.92)%           (15.14)%            5.42%              5.16%
                                            ======            =======           =======            =======
Ratios/Supplemental Data:
Net assets, end of period (000's)           $9,629            $ 9,042           $12,561            $10,933
Expenses to average net assets               1.34%*             1.28%             1.35%              1.20%*
Net investment income to
   average net assets                        9.16%*             9.69%             9.44%              7.04%*
Portfolio turnover rate                        51%                39%               69%                21%

----------
+     Commencement of operations.

@     Dividends paid from net investment income were equal to $0.0036 per share.

*     Annualized

++ Investment advisory functions for this portfolio were transferred from Brinson Advisors, Inc. to Alliance Capital Management L.P. on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for a period of less than one year has not been annualized.

(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                 SHARES       SHARES VOTED    SHARES
PROPOSAL 1                                                     VOTED FOR        AGAINST      ABSTAIN
                                                              ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT
   MANAGEMENT AND ADMINISTRATION CONTRACT BETWEEN BRINSON
   SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC.
   ("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS
   ASSET MANAGEMENT INC.) WITH RESPECT TO HIGH INCOME
   PORTFOLIO ("FUND").                                            1,120,825            0           0

                                                                 SHARES       SHARES VOTED    SHARES
PROPOSAL 2                                                     VOTED FOR        AGAINST      ABSTAIN
                                                               ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT
   BETWEEN BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT
   L.P. WITH RESPECT TO THE FUND.                                 1,120,825            0           0

                                                                 SHARES       SHARES VOTED    SHARES
PROPOSAL 3                                                     VOTED FOR        AGAINST      ABSTAIN
                                                               ---------        -------      -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON
   ADVISORS AND THE TRUST'S BOARD OF TRUSTEES TO APPOINT
   AND REPLACE SUB-ADVISORS FOR THE FUND AND TO ENTER INTO
   AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT FURTHER
   SHAREHOLDER APPROVAL.                                          1,120,825            0           0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved

BRINSON SERIES
TRUST

SMALL CAP
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST--SMALL CAP PORTFOLIO                      SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Small Cap Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 saw a steady downward adjustment in the expected earnings for many companies. A record number of U.S. companies issued profit warnings, a pattern often repeated in the rest of the world. High inventory levels, coupled with falling demand for many technology products, forced companies to reduce their production, write off inventories and lay off employees. The market's decline over this period reflected changing investor expectations to the new environment. The decelerating U.S. economy has negatively impacted other world markets -- export-oriented companies that relied on strong U.S. demand have suffered. The slowdown in capital spending resulted in weak corporate earnings and sluggish economic growth. For the six months ended June 30, 2001, the S&P 500 Index fell 6.70%. Small cap stocks fared better, however, for the semiannual period the Russell 2000 Index returned a strong 6.85%.

In an effort to reinvigorate the economy, the Federal Reserve (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Federal Funds rate on January 3, 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at the period-end from 6.50% at year-end 2000. Although the rate of unemployment claims was rising at the end of the semiannual period and real GDP (gross domestic product) for the second quarter is expected to be negligible, the economy seems to have neared bottom without encountering a recession.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                          6 MONTHS      1 YEAR        INCEPTION*
SMALL CAP PORTFOLIO (CLASS H)               9.04%        14.78%         21.80%

SMALL CAP PORTFOLIO (CLASS I)               8.87         14.54          15.54

S&P 600 INDEX                               6.23         11.12          17.82

RUSSELL 2000 INDEX                          6.85          0.57          14.79

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and July 6, 1999 for Class I shares. Index performance is shown as of nearest month-end of inception of oldest share class: September 30, 1998.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and for the period from January 1, 2000 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001 the Portfolio's Class H shares returned 9.04%, significantly outperforming both of its benchmarks -- the Russell 2000 Index and the S&P 600 Index, which returned 6.85% and 6.23%, respectively, for the period. The Portfolio's value-sensitive approach to small-cap investing benefited the Portfolio's performance during the first three months of the period. Relative returns also profited during this time from an underweighted exposure to the poorly performing technology sector, as well as an overweight in consumer cyclicals, which were major beneficiaries of declining interest rates.

Consistent with our current focus on investing in companies displaying faster than average growth rates and improving fundamentals, the Portfolio's overall growth rate and exposure to technology stocks were significantly increased by the middle of the period. These actions favorably impacted both absolute and relative returns during the second half of the period as some growth stocks -- technology stocks in particular -- were very strong performers. Performance during the latter three-month period benefited from strong stock selection in the consumer and industrial sectors.

The Portfolio is currently invested in companies that we believe are well positioned to weather any continued economic softness. We are also invested in attractively valued companies that we expect to be early beneficiaries of an economic recovery. Sector bets are roughly in line with those of the Russell 2000 Index, with a modest overweight in healthcare and consumer companies and a modest underweight in industrials and financial services firms.

PORTFOLIO STATISTICS

ASSET ALLOCATION*                                       6/30/01         12/31/00
--------------------------------------------------------------------------------
Equities                                                  97.7%          117.5%
Cash Equivalents and Other Assets in
  Excess of Liabilities                                    2.3              --
Liabilities in Excess of Other Assets+                      --           -17.5
--------------------------------------------------------------------------------
Total                                                    100.0%          100.0%

+ The percentage of liabilities in excess of other assets at December 31, 2000 is comprised primarily of a capital gain distribution that was declared on December 28, 2000 and paid on January 2, 2001.

TOP TEN STOCKS*                                                          6/30/01
--------------------------------------------------------------------------------
Cima Labs                                                                   2.4%
Right Management Consultants                                                2.0
Noven Pharmaceuticals                                                       1.9
Intertan                                                                    1.6
Trimeris                                                                    1.4
Retek                                                                       1.4
Biosite Diagnostics                                                         1.3
Sicor                                                                       1.3
Insight Enterprises                                                         1.2
DDI                                                                         1.2
--------------------------------------------------------------------------------
Total                                                                      15.7%

                                                                        12/31/00
--------------------------------------------------------------------------------
Stericycle                                                                  3.6%
Teleflex                                                                    3.5
NVR                                                                         3.1
Constellation Brands                                                        2.8
Richardson Electronics                                                      2.4
Priority Healthcare                                                         2.3
Noven Pharmaceuticals                                                       2.3
Intertan                                                                    2.3
Manitowoc                                                                   2.3
Apogent Technologies                                                        2.2
--------------------------------------------------------------------------------
Total                                                                      26.8%

TOP FIVE SECTORS*                                                        6/30/01
--------------------------------------------------------------------------------
Technology                                                                 35.6%
Healthcare                                                                 21.5
Consumer Cyclicals                                                         20.4
Financial Services                                                          8.4
Energy                                                                      6.3
--------------------------------------------------------------------------------
Total                                                                      92.2%

                                                                        12/31/00
--------------------------------------------------------------------------------
Consumer Cyclicals                                                         34.9%
Technology                                                                 31.7
Healthcare                                                                 21.2
Energy                                                                      7.8
Financial Services                                                          7.3
--------------------------------------------------------------------------------
Total                                                                     102.9%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Quasar Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Quasar Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Quasar Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Quasar Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

Small-cap growth stocks have significantly outperformed their larger-cap counterparts over the past six months, and there are several reasons to remain optimistic about their continued performance. Relative valuations remain attractive. While their relative price-to-earnings and price-to-sales ratios are above the historical lows seen last year, they remain below their historical averages. Small-cap stocks have typically helped lead the market out of economic slowdowns, a phenomenon that we expect to see in the coming six months.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--97.68%
AGRICULTURE, FOOD & BEVERAGE--1.09%
    2,400  Performance Food Group Co.*                                $   72,552
                                                                      ----------
APPAREL, RETAIL--1.91%
    1,800  American Eagle Outfitters, Inc.*                               63,432
    3,460  Wilsons The Leather Experts, Inc.*                             64,183
                                                                      ----------
                                                                         127,615
                                                                      ----------
BANKS--1.00%
    1,600  Greater Bay Bancorp                                            39,968
      400  Investors Financial Services Corp.*                            26,800
                                                                      ----------
                                                                          66,768
                                                                      ----------
BUSINESS SERVICES--0.11%
      500  Alliance Data Systems Corp.*                                    7,500
                                                                      ----------
CHEMICALS--1.01%
    1,200  OM Group, Inc.                                                 67,500
                                                                      ----------
COMPUTER HARDWARE--2.73%
      900  Digital Lightwave, Inc.*                                       33,264
    1,700  Optimal Robotics Corp., Class A*                               64,600
      900  Scansource, Inc.*                                              42,678
    3,200  Stratos Lightwave, Inc.*                                       41,600
                                                                      ----------
                                                                         182,142
                                                                      ----------
COMPUTER SOFTWARE--7.74%
    4,000  Actuate Corp.*                                                 38,200
    1,100  Advent Software, Inc.*                                         69,850
    3,500  Informatica Corp.*                                             60,760
    2,200  MatrixOne, Inc.*                                               51,018
    1,400  NetIQ*                                                         43,806
      700  Precise Software Solutions Ltd.*                               21,490
    1,900  Retek, Inc.*                                                   91,086
      700  SmartForce PLC, ADR*                                           24,661
    2,700  Take-Two Interactive Software, Inc.*                           50,085
    1,100  THQ, Inc.*                                                     65,593
                                                                      ----------
                                                                         516,549
                                                                      ----------
CONSTRUCTION--2.48%
    4,200  Dal-Tile International, Inc.*                                  77,910
    1,000  Insituform Technologies, Inc., Class A*                        36,500
    1,300  Toll Brothers, Inc.*                                           51,103
                                                                      ----------
                                                                         165,513
                                                                      ----------
CONSUMER DURABLES--0.29%
      700  Furniture Brands International, Inc.*                          19,600
                                                                      ----------
DRUGS & Medicine--14.14%
    1,500  Albany Molecular Research, Inc.*                               57,015
      900  Argonaut Technologies, Inc.*                                    4,680
    2,000  Cima Labs, Inc.*                                              157,000
    1,000  CV Therapeutics, Inc.*                                         57,000
    2,400  Dusa Pharmaceuticals, Inc.*                                    34,272
    1,900  ICN Pharmaceuticals, Inc.                                      60,268
    1,900  InterMune, Inc.*                                           $   67,678
    1,500  Medicis Pharmaceuticals, Inc., Class A*                        79,500
    3,229  Noven Pharmaceuticals, Inc.*                                  126,577
      900  OSI Pharmaceuticals, Inc.*                                     47,331
    3,700  Sicor, Inc.*                                                   85,470
    1,300  Titan Pharmaceuticals, Inc.*                                   39,013
    1,900  Trimeris, Inc.*                                                95,133
    2,500  United Therapeutics Corp.*                                     33,375
                                                                      ----------
                                                                         944,312
                                                                      ----------
EDUCATION--0.44%
    1,300  Edison Schools, Inc.*                                          29,692
                                                                      ----------
ELECTRICAL EQUIPMENT--8.00%
    1,500  Active Power, Inc.*                                            25,020
    1,100  Amphenol Corp., Class A*                                       44,055
    1,600  C&D Technologies                                               49,600
      500  Cabot Microelectronics Corp.*                                  31,000
    1,400  Credence Systems Corp.*                                        33,936
    4,100  DDI Corp.*                                                     82,000
    2,100  Fisher Scientific International, Inc.*                         60,900
      900  L3 Communications Holding Corp.*                               68,670
    1,500  MKS Instruments, Inc.*                                         43,200
    2,700  New Focus, Inc.*                                               22,275
        1  Orbotech Ltd.*                                                     34
    1,200  Plexus Corp.*                                                  39,600
    1,000  Ulticom, Inc.*                                                 33,800
                                                                      ----------
                                                                         534,090
                                                                      ----------
ENERGY RESERVES & PRODUCTION--2.30%
    1,900  Newfield Exploration Co.*                                      60,914
    1,200  Peabody Energy Corp.*                                          39,300
    1,200  Stone Energy Corp.*                                            53,160
                                                                      ----------
                                                                         153,374
                                                                      ----------
FINANCIAL SERVICES--0.97%
    2,500  Arthur J. Gallagher & Co.                                      65,000
                                                                      ----------
FOREST PRODUCTS, PAPER--0.90%
    4,500  Pactiv Corp.*                                                  60,300
                                                                      ----------
FREIGHT, AIR, SEA & LAND--0.36%
      400  Expeditors International Washington,
           Inc.                                                           24,000
                                                                      ----------
INDUSTRIAL PARTS--0.41%
      600  Brooks Automation, Inc.*                                       27,660
                                                                      ----------
INDUSTRIAL SERVICES & SUPPLIES--3.04%
      900  Career Education Corp.*                                        53,910
    1,600  Copart, Inc.*                                                  46,800
    2,289  Greif Brothers Corp., Class A                                  69,471
    1,400  Watson Wyatt & Co. Holdings, Class A*                          32,732
                                                                      ----------
                                                                         202,913
                                                                      ----------

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--(CONTINUED)

INFORMATION & COMPUTER SERVICES--4.62%
      300  Advo, Inc.*                                                $   10,245
      700  Getty Images, Inc.*                                            18,382
    2,500  PEC Solutions, Inc.*                                           55,250
    5,092  Right Management Consultants, Inc.*                           132,901
    2,500  Tetra Tech, Inc.*                                              68,000
    2,700  US Oncology, Inc.*                                             24,003
                                                                      ----------
                                                                         308,781
                                                                      ----------
INSURANCE--1.72%
    4,300  HealthExtras, Inc.*                                            40,764
    1,000  RenaissanceRe Holdings Ltd.                                    74,100
                                                                      ----------
                                                                         114,864
                                                                      ----------
INTERNET--1.17%
    1,900  EarthLink, Inc.*                                               26,790
    1,700  Netegrity, Inc.*                                               51,000
                                                                      ----------
                                                                          77,790
                                                                      ----------
LEISURE--1.00%
    1,700  Activision, Inc.*                                              66,725
                                                                      ----------
LIFE INSURANCE--1.97%
    1,600  Reinsurance Group of America, Inc.                             60,640
    1,500  Stancorp Financial Group, Inc.                                 71,085
                                                                      ----------
                                                                         131,725
                                                                      ----------
LONG DISTANCE & PHONE COMPANIES--0.05%
      500  GT Group Telecom, Inc., Class B*                                3,000
                                                                      ----------
MANUFACTURING-HIGH TECHNOLOGY--1.12%
    3,800  Aeroflex, Inc.*                                                39,900
    2,100  Power-One, Inc.*                                               34,944
                                                                      ----------
                                                                          74,844
                                                                      ----------
MEDIA--2.25%
    1,200  Hispanic Broadcasting Corp.*.                                  34,428
      500  Insight Communications Co., Inc.*                              12,500
    2,200  Sirius Satellite Radio, Inc.*                                  26,818
    2,300  Ventiv Health, Inc.*                                           47,472
    1,800  XM Satellite Radio Holdings, Inc.,
           Class A*(1)                                                    29,160
                                                                      ----------
                                                                         150,378
                                                                      ----------
MEDICAL PRODUCTS--4.94%
    3,100  Aksys Ltd.*                                                    32,209
      300  Align Technology, Inc.*                                         2,352
    2,000  Biosite Diagnostics, Inc.*                                     89,600
    2,800  Cytyc Corp.*                                                   64,540
    1,300  Inamed Corp.*                                                  36,803
    2,100  Medicines Co.*                                                 43,029
    1,400  Teleflex, Inc.                                                 61,600
                                                                      ----------
                                                                         330,133
                                                                      ----------
MEDICAL PROVIDERS--2.40%
      800  LifePoint Hospitals, Inc.*                                 $   35,424
    2,000  Priority Healthcare Corp., Class B*                            56,560
    1,500  Universal Health Services, Inc.,
           Class B*                                                       68,250
                                                                      ----------
                                                                         160,234
                                                                      ----------
MOTOR VEHICLES--0.77%
    5,000  Tower Automotive, Inc.*                                        51,250
                                                                      ----------
OIL EQUIPMENT--0.46%
    1,500  FMC Technologies, Inc.*                                        30,975
                                                                      ----------
OIL SERVICES--4.01%
    2,600  Cal Dive International, Inc.*                                  63,960
    2,000  Hydril Co.*                                                    45,540
    2,100  Patterson-UTI Energy, Inc.*                                    37,527
    1,700  Spinnaker Exploration Co.*                                     67,762
    2,800  W.H. Energy Services, Inc.*                                    53,200
                                                                      ----------
                                                                         267,989
                                                                      ----------
OTHER INSURANCE--0.24%
      400  Radian Group, Inc.                                             16,180
                                                                      ----------
SECURITIES & ASSET MANAGEMENT--0.52%
    1,000  Eaton Vance Corp                                               34,800
                                                                      ----------
SEMICONDUCTOR--10.10%
      900  Advanced Energy Industries, Inc.*                              37,143
    2,000  Alpha Industries, Inc.*                                        59,100
    2,100  Anadigics, Inc.*                                               48,300
    1,900  Elantec Semiconductor, Inc.*                                   64,201
    2,800  Exar Corp.*                                                    55,328
    2,000  Intersil Holding Corp.*                                        72,800
    1,500  Ixys Corp.*                                                    23,400
    1,600  Micrel, Inc.*                                                  52,800
    1,100  Multilink Technology Corp.*                                    15,730
    2,700  Pericom Semiconductor Corp.*                                   42,444
    2,700  Semtech Corp.*                                                 81,000
    1,900  Stanford Microdevices, Inc.*                                   32,110
    1,300  Varian Semiconductor Equipment, Inc.*                          54,600
    3,000  Virata Corp.*                                                  35,550
                                                                      ----------
                                                                         674,506
                                                                      ----------
SPECIALTY RETAIL--8.24%
    2,000  Barnes & Noble, Inc.*                                          78,700
    1,900  Duane Reade, Inc.*                                             61,750
    1,725  Freds, Inc., Class A                                           44,419
    2,100  Galyan's Trading Co.*                                          42,840
    1,600  Hot Topic, Inc.*                                               49,760
    3,400  Insight Enterprises, Inc.*                                     83,300
    7,724  Intertan, Inc.*                                               108,136
    1,100  Ultimate Electronics, Inc.*                                    35,662
    2,100  Valuevision International, Inc., Class A*                      45,675
                                                                      ----------
                                                                         550,242
                                                                      ----------

 NUMBER OF
  SHARES                                                                   VALUE
 ---------                                                                 -----
COMMON STOCKS--(CONCLUDED)

THRIFT--2.00%
    2,100  Southwest BanCorp.*                                        $   63,441
    2,300  UCBH Holdings, Inc.                                            69,805
                                                                      ----------
                                                                         133,246
                                                                      ----------
TRANSPORTATION--1.18%
    4,100  Swift Transportation, Inc.*                                $   78,966
                                                                      ----------
Total Common Stocks (cost--$5,918,492)                                 6,523,708
                                                                      ----------

 PRINCIPAL
  AMOUNT                                                                                  MATURITY        INTEREST
   (000)                                                                                    DATE            RATE
 ---------                                                                                --------        --------
REPURCHASE AGREEMENT--1.26%

    $84    Repurchase Agreement dated 06/29/01 with State Street Bank &
             Trust Co., collateralized by $87,000 U.S.
             Treasury Bills, 3.310% due 12/27/01 (value--$85,478);
             proceeds: $84,028 (cost--$84,000)                           07/02/01          3.930%           84,000
                                                                                                        ----------
Total Investments (cost--$6,002,492)--98.94%                                                             6,607,708
Other assets in excess of liabilities--1.06%                                                                70,661
                                                                                                        ----------
Net Assets--100.00%                                                                                     $6,678,369
                                                                                                        ==========

----------
*     Non-income producing security.
(1)   Security, or portion thereof, was on loan at June 30, 2001.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$6,002,492)                                       $ 6,607,708
Investments of cash collateral received for securities loaned, at value (cost--$23,798)           23,798
Cash                                                                                             114,041
Receivable for investments sold                                                                   73,529
Dividends and interest receivable                                                                  1,037
Other assets                                                                                       1,041
                                                                                             -----------
Total assets                                                                                   6,821,154
                                                                                             -----------
LIABILITIES
Payable for investments purchased                                                                 91,933
Payable for cash collateral for securities loaned                                                 23,798
Payable to affliates                                                                               5,441
Accrued expenses and other liabilities                                                            21,613
                                                                                             -----------
Total liabilities                                                                                142,785
                                                                                             -----------
NET ASSETS
Beneficial interest shares--$0.001 par value (unlimited amount authorized)                     5,820,400
Accumulated net investment loss                                                                  (56,314)
Accumulated net realized gains from investment transactions                                      309,067
Net unrealized appreciation of investments                                                       605,216
                                                                                             -----------
Net assets                                                                                   $ 6,678,369
                                                                                             ===========
CLASS H
Net assets                                                                                   $ 5,825,372
                                                                                             -----------
Shares outstanding                                                                               386,654
                                                                                             -----------
Net asset value, offering price and redemption value per share                                    $15.07
                                                                                                  ======
CLASS I
Net assets                                                                                   $   852,997
                                                                                             -----------
Shares outstanding                                                                                56,929
                                                                                             -----------
Net asset value, offering price and redemption value per share                                    $14.98
                                                                                                  ======

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                      FOR THE SIX
                                                                      MONTHS ENDED
                                                                     JUNE 30, 2001
                                                                      (UNAUDITED)
                                                                     -------------
INVESTMENT INCOME:
Dividends                                                              $   5,559
Interest                                                                   3,497
                                                                       ---------
                                                                           9,056
                                                                       ---------
EXPENSES:
Investment management and administration                                  30,007
Professional fees                                                         16,333
Reports and notices to shareholders                                        9,636
Trustees' fees                                                             3,750
Custody and accounting                                                     1,800
Transfer agency and related services fees                                  1,500
Distribution fees--Class I                                                   947
Other expenses                                                             1,401
                                                                       ---------
                                                                          65,374
Less: Fee waivers from investment manager                                     (4)
                                                                       ---------
Net expenses                                                              65,370
                                                                       ---------
Net investment loss                                                      (56,314)
                                                                       ---------
REALIZED AND UNREALIZED GAINS FROM INVESTMENTS ACTIVITIES:
Net realized gains from investment transactions                          316,494
Net change in unrealized appreciation/depreciation of investments        268,597
                                                                       ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENTS ACTIVITIES            585,091
                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 528,777
                                                                       =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE
                                                                    SIX MONTHS ENDED            FOR THE
                                                                      JUNE 30, 2001            YEAR ENDED
                                                                       (UNAUDITED)          DECEMBER 31, 2000
                                                                    ----------------        -----------------
FROM OPERATIONS:
Net investment loss                                                    $   (56,314)            $   (88,439)
Net realized gains from investment transactions                            316,494               1,125,840
Net change in unrealized appreciation/depreciation of investments          268,597                (267,670)
                                                                       -----------             -----------
Net increase in net assets resulting from operations                       528,777                 769,731
                                                                       -----------             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions--Class H                        --              (1,193,182)
Net realized gains from investment transactions--Class I                        --                (153,228)
                                                                       -----------             -----------
Total distributions to shareholders                                             --              (1,346,410)
                                                                       -----------             -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                        20,435                 769,277
Cost of shares repurchased                                                (166,758)               (312,938)
Proceeds from dividends reinvested                                       1,042,165                 304,245
                                                                       -----------             -----------
Net increase in net assets from beneficial interest transactions           895,842                 760,584
                                                                       -----------             -----------
Net increase in net assets                                               1,424,619                 183,905

NET ASSETS:
Beginning of period                                                      5,253,750               5,069,845
                                                                       -----------             -----------
End of period                                                          $ 6,678,369             $ 5,253,750
                                                                       ===========             ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Small Cap Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date ("ex-date"). Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract with Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 1.00% of the Portfolio's average daily net assets.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets.

      At June 30, 2001, the Portfolio owed Brinson Advisors $5,246 in investment management and administration fees. Brinson Advisors waived a portion of its investment management and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Brinson Private Money Market

Fund LLC. For the six months ended June 30, 2001, Brinson Advisors waived $4 of its investment management and administration fees.

      For the six months ended June 30, 2001, the Portfolio did not pay brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001 the Portfolio owed Brinson Advisors $168 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2001, UBS PaineWebber earned $932 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $2,752 net of fees, rebates and expenses. At June 30, 2001, the Portfolio owed UBS PaineWebber $27 for securities lending fees. UBS PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

      At June 30, 2001, the Portfolio had securities on loan having a market value of $22,680. The Portfolio's custodian held cash having an aggregate value of $23,798 as collateral for portfolio securities loaned which was invested as follows:

            NUMBER OF                                                                 MARKET
             SHARES                                                                   VALUE
            ---------                                                                 ------
              8,622    AIM Liquid Assets Portfolio                                   $ 8,622
              2,960    Aim Prime Portfolio                                             2,960
             12,216    Brinson Private Money Market Fund LLC                          12,216
                                                                                     -------
                       Total investments of cash collateral received                 $23,798
                         for securities loaned (cost--$23,798)                       =======

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

----------
*UBS PaineWebber is a service mark of UBS AG

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized appreciation of investments were as follows:

            Gross appreciation (investments having an excess of value over cost)      $1,111,951
            Gross depreciation (investments having an excess of cost over value)        (506,735)
                                                                                      ----------
            Net unrealized appreciation of investments                                $  605,216
                                                                                      ==========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,330,457 and $4,562,695, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                  CLASS H                        CLASS I
SIX MONTHS ENDED          -----------------------       ------------------------
JUNE 30, 2001:             SHARES         AMOUNT         SHARES          AMOUNT
                          -------       ---------       --------       ---------
Shares sold                    --       $      --          1,595       $  20,435
Shares redeemed           (10,635)       (147,076)        (1,517)        (19,682)
Dividends reinvested       64,630         911,929          9,269         130,236
                          -------       ---------       --------       ---------
Net increase               53,995       $ 764,853          9,347       $ 130,989
                          =======       =========       ========       =========

YEAR ENDED
DECEMBER 31, 2000:
Shares sold                11,524       $ 179,285         37,511       $ 589,992
Shares redeemed            (8,958)       (140,395)       (11,147)       (172,543)
Dividends reinvested       17,672         280,987          1,466          23,258
                          -------       ---------       --------       ---------
Net increase               20,238       $ 319,877         27,830       $ 440,707
                          =======       =========       ========       =========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS H                                       CLASS I
                      ------------------------------------------------  ------------------------------------------
                                          FOR THE       FOR THE PERIOD                              FOR THE PERIOD
                          FOR THE SIX      YEARS ENDED     SEPTEMBER 28,    FOR THE SIX     FOR THE        JULY 6,
                       MONTHS ENDED     DECEMBER 31,    1998+ THROUGH    MONTHS ENDED   YEAR ENDED  1999++ THROUGH
                       JUNE 30, 2001   ----------------   DECEMBER 31,   JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,
                         (UNAUDITED)    2000#      1999       1998         (UNAUDITED)      2000#          1999
                      -------------   ------    ------  --------------  -------------  ------------ --------------
Net asset value,
  beginning of period       $13.82       $15.26    $14.90     $12.00           $13.76        $15.25         $14.70
                            ------       ------    ------     ------           ------        ------         ------
Net investment loss         (0.13)       (0.23)    (0.41)     (0.04)           (0.14)        (0.22)         (0.12)
Net realized and
  unrealized gains
  from investments            1.38         2.42      1.32       3.67             1.36          2.36           1.22
                            ------       ------    ------     ------           ------        ------         ------
Net increase from
  investment operations      1.25         2.19      0.91       3.63             1.22          2.14           1.10
                            ------       ------    ------     ------           ------        ------         ------
Distributions from
  net realized gains from
  investment transactions      --        (3.63)    (0.55)     (0.73)              --         (3.63)         (0.55)
                            ------       ------    ------     ------           ------        ------         ------
Net asset value,
  end of period             $15.07       $13.82    $15.26     $14.90           $14.98        $13.76         $15.25
                            ======       ======    ======     ======           ======        ======         ======
Total investment return (1)  9.04%       14.21%     6.13%     30.36%            8.87%        13.88%          7.51%
                            ======       ======    ======     ======           ======        ======         ======
Ratios/Supplemental data:
Net assets, end of
  period (000's)            $5,825       $4,599    $4,769     $4,057           $  853        $  655         $  301
Expenses to average net
  assets, before
  waiver from manager       2.17%*       2.21%     3.86%      1.94%*           2.42%*        2.46%          4.05%*
Expenses to average net
  assets, after
  waiver from manager       2.17%*       2.21%     3.86%      1.94%*           2.42%*        2.44%          3.80%*
Net investment loss
  to average net assets,
  before waiver from
  manager                 (1.87)%*     (1.48)%   (3.09)%    (1.27)%*         (2.11)%*      (1.72)%        (3.38)%*
Net investment
  loss to average net
  assets, after waiver
  from manager            (1.87)%*     (1.48)%   (3.09)%    (1.27)%*         (2.11)%*      (1.70)%        (3.13)%*
Portfolio turnover           70%         142%       98%        17%              70%          142%            98%

----------
+     Commencement of issuance of shares

# Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                              SHARES       SHARES VOTED    SHARES
PROPOSAL 1                                                                   VOTED FOR        AGAINST      ABSTAIN
                                                                             ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION
CONTRACT BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC.
("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO SMALL CAP PORTFOLIO ("FUND")                                  400,016             0            0

                                                                              SHARES       SHARES VOTED    SHARES
PROPOSAL 2                                                                   VOTED FOR        AGAINST      ABSTAIN
                                                                             ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT
TO THE FUND                                                                    400,016             0            0

                                                                              SHARES       SHARES VOTED    SHARES
PROPOSAL 3                                                                   VOTED FOR        AGAINST      ABSTAIN
                                                                             ---------        -------      -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND
THE TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS
FOR THE FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS
WITHOUT FURTHER SHAREHOLDER APPROVAL                                           400,016             0            0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved

BRINSON SERIES
TRUST

STRATEGIC
INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST -- STRATEGIC INCOME PORTFOLIO             SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust--Strategic Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

U.S. economic growth continued to contract during the six months ended June 30, 2001, with a ripple effect on overseas economies. In the U.S., industrial production declined, corporate profits suffered and unemployment claims rose, prompting the Federal Reserve Board (the "Fed") to attempt to reinvigorate the economy. The Fed began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Federal Funds rate in January 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at period-end from 6.50% at year-end 2000. Central banks around the world also cut interest rates, although not to the same extent as the U.S. Federal Reserve. In this uncertain economic climate, the U.S. bond market experienced a relatively robust period.

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.62% for the six months ended June 30, 2001. The high-yield sector fared better, advancing 4.87% for the period, as measured by the Merrill Lynch High Yield Master Index. Global bonds, as measured by the Salomon Smith Barney World Government Bond Index (unhedged), lost 4.56%. Emerging markets, with the completion of the Argentine debt swap in June, posted relatively strong returns for the six months ended June 30, 2001, advancing 5.52% as measured by the MSCI EMBI+ Index. Japan's economy continues to be weak, although the new prime minister has promised major economic reform after the next national election.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/01

                                          6 MONTHS     1 YEAR     INCEPTION*

STRATEGIC INCOME PORTFOLIO (CLASS H)        -2.39%      -1.25%       1.19%

STRATEGIC INCOME PORTFOLIO (CLASS I)        -2.48       -1.45       -0.04

LEHMAN BROTHERS AGGREGATE BOND INDEX         3.62       11.23        5.25

MERRILL LYNCH HIGH YIELD MASTER INDEX        4.87        2.10        1.94

SALOMON SMITH BARNEY WORLD GOVERNMENT
  BOND INDEX (SSB WGBI)                     -4.56       -3.07       -1.43

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of nearest month end of inception of oldest share class:
      September 30, 1998.

      The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. In addition, for the fiscal year ended 1999, and for the period from January 1, 2000 through February 29, 2000 the Portfolio's investment manager voluntarily waived payment of certain fees for Class I shares. Without this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

During the six months ended June 30, 2001, the Portfolio's Class H shares declined 2.39%, while Class I shares declined 2.48%. The Portfolio's benchmarks, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index, and SSB WGBI, returned 3.62%, 4.87% and -4.56%, respectively, for the same period.

During the period, the Portfolio remained diversified among global high yield, government debt and emerging markets in an effort to offset weakness in individual sectors. We reduced the Portfolio's exposure to U.S. government and investment grade obligations from 34.4% of net assets at the start of the period, to 26.8% at period-end. We also pared down the Portfolio's allocation to U.S. high-yield obligations from 34.5% to 29.4% of net assets during the six-month period. Exposure to foreign and emerging markets remained slightly below its level at the start of the reporting period. The Portfolio's cash and equivalent holdings increased significantly in an effort to anchor the Portfolio during a period of economic volatility.

PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                      6/30/01         12/31/00
--------------------------------------------------------------------------------
Foreign & Emerging Markets                                34.7%           36.1%
U.S. High Yield                                           29.4            34.5
U.S. Government & Investment Grade                        26.8            34.4
Cash & Equivalents                                        17.1             0.0
Liabilities in Excess of Other Assets                     -8.0            -5.0
--------------------------------------------------------------------------------
Total                                                    100.0%          100.0%

CHARACTERISTICS*                                        6/30/01         12/31/00
--------------------------------------------------------------------------------
Net Assets (mm)                                           $13.0            $13.0
Weighted Average Duration                               5.7 yrs.        7.2 yrs.
Weighted Average Maturity                               9.5 yrs.        9.7 yrs.
--------------------------------------------------------------------------------

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to Global Bond Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Global Bond Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of Global Bond Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the Global Bond Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

OUTLOOK

We believe the combination of tax cuts and easier monetary policy has significantly reduced the risk of recession in the U.S. We expect the U.S. economy to recover in the latter part of the calendar year. In the coming months, we are forecasting global growth to be positive but below potential.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                      MATURITY                 INTEREST
  (000)                                                         DATES                    RATES               VALUE
---------                                                     --------                 --------              -----
U.S. GOVERNMENT AND INVESTMENT GRADE CORPORATE OBLIGATIONS--26.80%

U.S. GOVERNMENT OBLIGATIONS--12.08%
   $   415   U.S. Treasury Bonds                            08/15/29                   6.125%          $   430,398
       162   U.S. Treasury Inflation Index Notes            01/15/09                   3.875               167,086
     1,000   U.S. Treasury Notes                            02/15/11                   5.000               970,312
                                                                                                       -----------
Total U.S. Government Obligations (cost--$1,600,102)                                                     1,567,796
                                                                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--11.53%
     1,505   FNMA (cost--$1,473,264)                  03/15/07 to 04/29/09         5.250 to 7.125        1,497,458
                                                                                                       -----------
CORPORATE OBLIGATIONS--3.19%
BANKS--1.54%
       200   BCI U.S. Funding Trust One                    07/15/08(a)                 8.010               200,692
                                                                                                       -----------
TELECOMMUNICATIONS--1.65%
       200   Centaur Funding **                             04/21/20                   9.080               213,750
                                                                                                       -----------
Total Corporate Obligations (cost--$380,623)                                                               414,442
                                                                                                       -----------
Total U.S. Government and Investment Grade Corporate Obligations                                         3,479,696
(cost--$3,453,989)                                                                                     -----------

GLOBAL DEBT SECURITIES--34.69%

CANADA--2.96%
       600*  Government of Canada                           06/01/10                   5.500               384,252
                                                                                                       -----------
GERMANY--18.41%
     2,766*  Federal Republic of Germany              02/17/06 to 01/04/30         5.000 to 6.250        2,390,202
                                                                                                       -----------
ITALY--4.25%
       650*  Republic of Italy                              07/01/05                   4.750               551,811
                                                                                                       -----------
SWEDEN--1.86%
     2,300*  Kingdom of Sweden                              08/15/07                   8.000               242,114
                                                                                                       -----------
UNITED KINGDOM--7.21%
       615*  United Kingdom Gilt                      12/07/03 to 12/07/07         6.500 to 7.250          936,210
                                                                                                       -----------
Total Global Debt Securities (cost--$4,604,715)                                                          4,504,589
                                                                                                       -----------
HIGH YIELD SECURITIES--29.44%
CORPORATE BONDS--28.53%

CABLE--1.99%
       200   Knology Holdings, Inc.                         10/15/07                  11.875+               65,000
       250   UIH Australia Pacific, Inc.                    05/15/06                  14.000+              106,250
       175   United Pan Europe Communications N.V.**        08/01/09                  10.875                54,872
       200   United Pan Europe Communications N.V.**        11/01/09                  13.375+               32,000
                                                                                                       -----------
                                                                                                           258,122
                                                                                                       -----------
CHEMICALS--3.85%
       125   Avecia Group PLC                               07/01/09                  11.000               127,500
       125   Huntsman ICI Chemicals LLC                     07/01/09                  10.125               123,125
       250   Lyondell Chemical Co.                          05/01/07                   9.875               249,375
                                                                                                       -----------
                                                                                                           500,000
                                                                                                       -----------

PRINCIPAL
  AMOUNT                                                                     MATURITY                 INTEREST
  (000)                                                         DATES                    RATES               VALUE
---------                                                     --------                 --------              -----
HIGH YIELD SECURITIES--(CONTINUED)
CORPORATE BONDS--(CONCLUDED)

COMMUNICATIONS-FIXED--4.12%
   $   125   Allegiance Telecom, Inc.                       05/15/08                  12.875%          $   110,000
       150   Global Crossing Holdings Ltd. **               08/01/07                   8.700               114,000
       100   McLeodUSA, Inc.                                01/01/09                  11.375                63,000
       105   Metromedia Fiber Network, Inc.                 11/15/08                  10.000                40,425
       125   NorthEast Optic Network, Inc.                  08/15/08                  12.750                35,000
       200   NTL Communications Corp.                       02/01/08                  12.375               122,033
       125   Williams Communications Group                  10/01/09                  10.875                50,000
                                                                                                       -----------
                                                                                                           534,458
                                                                                                       -----------
COMMUNICATIONS-MOBILE--4.15%
       150   Nextel Communications, Inc.                    11/15/09                   9.375               118,875
       125   Nextel Communications, Inc.                    02/15/08                   9.950+               80,000
       125   Spectrasite Holdings, Inc.                     04/15/09                  11.250+               56,250
       250   Voicestream Wireless Corp.                     11/15/09                  10.375               283,635
                                                                                                       -----------
                                                                                                           538,760
                                                                                                       -----------
DIVERSIFIED INDUSTRIES--0.99%
       125   Allied Waste North America, Inc.               08/01/09                  10.000               128,437
                                                                                                       -----------
ENERGY--1.54%
       200   PSEG Energy Holdings, Inc.                     06/15/11                   8.500               199,356
                                                                                                       -----------
FINANCE--0.64%
       123   Airplanes Pass--Through Trust                  03/15/19                  10.875                82,720
                                                                                                       -----------
GAMING--3.02%
       250   MGM Grand, Inc.                                06/01/07                   9.750               266,250
       125   Park Place Entertainment Corp.                 12/15/05                   7.875               125,312
                                                                                                       -----------
                                                                                                           391,562
                                                                                                       -----------
HEALTHCARE--0.79%
       100   Tenet Healthcare Corp.                         12/01/08                   8.125               103,125
                                                                                                       -----------
PAPER & PACKAGING--0.98%
       125   Tembec Industry, Inc.                          06/30/09                   8.625               127,500
                                                                                                       -----------
TECHNOLOGY--0.92%
       125   Fairchild Semiconductor Corp.                  03/15/07                  10.125               120,000
                                                                                                       -----------
TELECOMMUNICATIONS--3.36%
       400   British Telecommunications PLC                 12/15/30                   8.875               436,223
                                                                                                       -----------
TRANSPORTATION--1.21%
       175   Stena AB                                       06/15/07                   8.750               157,500
                                                                                                       -----------
UTILITY--ELECTRIC--0.97%
       125   AES Corp.                                      06/01/09                   9.500               126,563
                                                                                                       -----------
Total Corporate Bonds (cost--$4,419,331)                                                                 3,704,326
                                                                                                       -----------

PRINCIPAL
  AMOUNT                                                                     MATURITY                 INTEREST
  (000)                                                                        DATES                    RATES              VALUE
---------                                                                    --------                 --------             -----
HIGH YIELD SECURITIES--(CONCLUDED)
CONVERTIBLE BONDS--0.91%

TELECOMMUNICATIONS--0.91%
   $   500   Versatel Telecom (cost--$327,837)                                03/30/05                   4.000%         $   117,967
                                                                                                                        -----------
Total High Yield Securities (cost--$4,747,168)                                                                            3,822,293
                                                                                                                        -----------

REPURCHASE AGREEMENT--17.14%
     2,225   Repurchase agreement dated 6/29/01 with State Street
               Bank and Trust Co., collateralized by $2,310,000 U.S.
               Treasury Bills, 3.310% due 12/27/01
               (value--$2,269,575); proceeds: $2,225,729
               (cost--$2,225,000)                                             07/02/01                   3.930%           2,225,000
                                                                                                                        -----------
Total Investments (cost--$15,030,872)--108.07%                                                                           14,031,578
Liabilities in excess of other assets--(8.07)%                                                                           (1,048,311)
                                                                                                                        -----------
Net Assets--100.00%                                                                                                     $12,983,267
                                                                                                                        ===========

----------
*     Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
(a)   Maturity date shown is the callable date for perpetual rewriting security.

FORWARD FOREIGN CURRENCY CONTRACTS

                           CONTRACTS TO      IN EXCHANGE         MATURITY      UNREALIZED
                             DELIVER             FOR               DATES      APPRECIATION
                           ------------      -----------         --------     ------------
Euro                         906,949         USD 781,019         07/11/01       $12,598
British Pounds               569,824         USD 808,785         07/16/01         6,795
                                                                                -------
                                                                                $19,393
                                                                                =======

----------
CURRENCY TYPE ABBREVIATION

USD--U.S. Dollars

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments, at value (cost--$15,030,872)                                              $ 14,031,578
Cash (including cash denominated in foreign currencies, at value)                            31,658
Receivable for investments sold                                                             663,625
Interest receivable                                                                         281,774
Unrealized appreciation of forward foreign currency contracts                                19,393
Other assets                                                                                 24,552
                                                                                       ------------
Total assets                                                                             15,052,580
                                                                                       ------------
LIABILITIES
Payable for investments purchased                                                         2,043,030
Payable to affiliates                                                                         8,619
Accrued expenses and other liabilities                                                       17,664
                                                                                       ------------
Total liabilities                                                                         2,069,313
                                                                                       ------------
NET ASSETS
Beneficial interest shares--$0.001 par value (unlimited amount authorized)               14,064,918
Undistributed net investment income                                                         408,642
Accumulated net realized losses from investment and foreign currency transactions          (532,997)
Net unrealized depreciation of investments, other assets, liabilities
  and forward contracts denominated in foreign currencies                                  (957,296)
                                                                                       ------------
Net assets                                                                             $ 12,983,267
                                                                                       ============
CLASS H
Net assets                                                                             $ 11,087,857
                                                                                       ------------
Shares outstanding                                                                        1,004,159
                                                                                       ------------
Net asset value, offering price and redemption value per share                               $11.04
                                                                                             ======
CLASS I
Net assets                                                                             $  1,895,410
                                                                                       ------------
Shares outstanding                                                                          171,853
                                                                                       ------------
Net asset value, offering price and redemption value per share                               $11.03
                                                                                             ======

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                       FOR THE SIX
                                                                                      MONTHS ENDED
                                                                                      JUNE 30, 2001
                                                                                       (UNAUDITED)
                                                                                      -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $1,663)                                  $ 561,222
                                                                                       ---------
EXPENSES:
Investment management and administration                                                  50,743
Professional fees                                                                         16,290
Reports and notices to shareholders                                                        9,050
Custody and accounting                                                                     4,059
Trustees' fees                                                                             3,750
Distribution fees--Class I                                                                 2,626
Transfer agency and related services fees                                                  1,500
Other expenses                                                                             1,809
                                                                                       ---------
Net expenses                                                                              89,827
                                                                                       ---------
Net investment income                                                                    471,395
                                                                                       ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions                                                               (225,561)
  Foreign currency transactions                                                          145,945
Net change in unrealized appreciation/depreciation of:
  Investments                                                                           (967,770)
  Other assets, liabilities and forward contracts denominated in foreign currencies      262,150
                                                                                       ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES                           (785,236)
                                                                                       ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $(313,841)
                                                                                       =========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE SIX
                                                                                               MONTHS ENDED         FOR THE
                                                                                               JUNE 30, 2001       YEAR ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 2000
                                                                                               -------------    -----------------
FROM OPERATIONS:
Net investment income                                                                          $    471,395       $    919,850
Net realized losses from investment and foreign currency transactions                               (79,616)          (693,491)
Net change in unrealized appreciation/depreciation of investments, other assets,
  liabilities and forward contracts denominated in foreign currencies                              (705,620)           (85,446)
                                                                                               ------------       ------------
Net increase (decrease) in net assets resulting from operations                                    (313,841)           140,913
                                                                                               ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class H                                                                           --           (516,103)
Net investment income--Class I                                                                           --            (94,551)
                                                                                               ------------       ------------
Total dividends to shareholders                                                                          --           (610,654)
                                                                                               ------------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                                307,502          2,183,102
Cost of shares repurchased                                                                         (608,554)        (1,484,574)
Proceeds from dividends reinvested                                                                  610,654                 --
                                                                                               ------------       ------------
Net increase in net assets from beneficial interest transactions                                    309,602            698,528
                                                                                               ------------       ------------
Net increase (decrease) in net assets                                                                (4,239)           228,787
NET ASSETS:
Beginning of period                                                                              12,987,506         12,758,719
                                                                                               ------------       ------------
End of period (including undistributed net investment income of $408,642 at June 30, 2001)     $ 12,983,267       $ 12,987,506
                                                                                               ============       ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts and premiums are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the period-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Alliance Capital anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

      The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

      Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $8,193 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.375% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN

      Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Brinson Advisors a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Brinson Advisors pays the entire distribution fee to the insurance companies. At June 30, 2001, the Portfolio owed Brinson Advisors $426 in distribution fees.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program.

      At June 20, 2001, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

            Gross appreciation (investments having an excess of value over cost)      $   153,597
            Gross depreciation (investments having an excess of cost over value)       (1,152,891)
                                                                                      -----------
            Net unrealized depreciation of investments                                $  (999,294)
                                                                                      ===========

----------
* UBS PaineWebber is a service mark of UBS AG.

      For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $13,351,078 and $14,117,686, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $342,400, available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $123,581 by December 31, 2007 and $218,819 by December 31, 2008. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                           CLASS H                         CLASS I
      SIX MONTHS ENDED             -----------------------         -------------------------
      JUNE 30, 2001:                SHARES         AMOUNT           SHARES         AMOUNT
                                   -------       ---------         -------       -----------
      Shares sold                       --       $      --          27,058       $   307,502
      Shares repurchased            (5,367)        (62,185)        (48,287)         (546,369)
      Dividends reinvested          45,754         516,103           8,382            94,551
                                   -------       ---------         -------       -----------
      Net increase (decrease)       40,387       $ 453,918         (12,847)      $  (144,316)
                                   =======       =========         =======       ===========

      YEAR ENDED
      DECEMBER 31, 2000:
      Shares sold                   57,410       $ 667,250         129,854       $ 1,515,852
      Shares repurchased           (67,577)       (794,360)        (58,988)         (690,214)
                                   -------       ---------         -------       -----------
      Net increase (decrease)      (10,167)      $(127,110)         70,866       $   825,638
                                   =======       =========         =======       ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                          CLASS H                                         CLASS I
                                   ----------------------------------------------------- -------------------------------------------
                                                                       FOR THE PERIOD                               FOR THE PERIOD
                                    FOR THE SIX  FOR THE YEARS ENDED SEPTEMBER 28, 1998+  FOR THE SIX   FOR THE    JANUARY 5, 1999++
                                    MONTHS ENDED    DECEMBER 31,           THROUGH        MONTHS ENDED YEAR ENDED       THROUGH
                                   JUNE 30, 2001 -------------------     DECEMBER 31,    JUNE 30, 2001 DECEMBER 31,   DECEMBER 31,
                                    (UNAUDITED)   2000(2)     1999           1998         (UNAUDITED)    2000(2)          1999
                                   -------------  -------    -------  ------------------ ------------- ------------ ----------------
Net asset value, beginning
  of period                           $ 11.31     $ 11.73    $ 12.19       $ 12.00          $11.31        $11.73         $12.22
                                      -------     -------    -------       -------          ------        ------         ------
Net investment income                    0.40        0.80@      0.77@         0.14            0.39          0.76@          0.76@
Net realized and unrealized
  gains (losses) from investments,
  futures and foreign currency
  transactions                          (0.67)      (0.68)@    (0.54)@        0.20           (0.67)        (0.67)@        (0.56)@
                                      -------     -------    -------       -------          ------        ------         ------
Net increase (decrease) from
  investment operations                 (0.27)       0.12       0.23          0.34           (0.28)         0.09           0.20
                                      -------     -------    -------       -------          ------        ------         ------
Dividends from net investment
  income                                   --       (0.54)     (0.68)        (0.14)             --         (0.51)         (0.68)
Distributions from net realized
  gains from investments                   --          --         --         (0.01)             --            --             --
Distributions from paid in
  capital                                  --          --      (0.01)           --              --            --          (0.01)
                                      -------     -------    -------       -------          ------        ------         ------
Total dividends and distributions
  to shareholders                          --       (0.54)     (0.69)        (0.15)             --         (0.51)         (0.69)
                                      -------     -------    -------       -------          ------        ------         ------
Net asset value, end of period        $ 11.04     $ 11.31    $ 11.73       $ 12.19          $11.03        $11.31         $11.73
                                      =======     =======    =======       =======          ======        ======         ======
Total investment return (1)             (2.39)%      1.00%      1.89%         2.84%          (2.48)%        0.80           1.63%
                                      =======     =======    =======       =======          ======        ======         ======
Ratios/Supplemental data:
Net assets, end of period (000's)     $11,088     $10,899    $11,423       $10,328          $1,895        $2,089         $1,335
Expenses to average net assets,
  before waiver from manager             1.28%*      1.59%      1.62%         1.44%*          1.53%*        1.83%          1.87%*
Expenses to average net assets,
  after waiver from manager              1.28%*      1.59%      1.62%         1.44%*          1.53%*        1.80%          1.62%*
Net investment income to average net
  assets, before waiver from manager     6.97%*      6.84%      6.20%         5.09%*          6.72%*        6.61%          5.75%*
Net investment income to average net
  assets, after waiver from manager      6.97%*      6.84%      6.20%         5.09%*          6.72%*        6.64%          6.00%*
Portfolio turnover                        106%        273%       403%           81%            106%          273%           403%

----------
+     Commencement of operations.
++    Commencement of issuance of shares.
*     Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 1                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT
BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC  ("BRINSON
ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO STRATEGIC INCOME PORTFOLIO ("FUND")                                  1,052,776            0        68,654

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 2                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
BRINSON ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P.  WITH RESPECT
TO THE FUND                                                                          1,032,342        74,336       14,752

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 3                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE TRUST'S
BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE FUND AND TO ENTER
INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT FURTHER SHAREHOLDER APPROVAL     1,032,342            0        89,087


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved




                            PART C. OTHER INFORMATION

Item 15 Indemnification


      It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII of the Registrants By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.


      Section 2-418 of the Maryland General Corporation Law reads as follows:

      2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

      (1) Directors means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

      (2) Corporation includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

      (3) Expenses include attorneys fees.

      (4) Official capacity means the following:

            (i) When used with respect to a director, the office of director in the corporation; and

            (ii) When used with respect to a person other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

            (iii) Official capacity does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

      (5) Party includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

      (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

            (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

            (i) The act or omission of the director was material to the matter giving rise to the proceeding; and 1. Was committed in bad faith; or
            2. Was the result of active and deliberate dishonesty; or

            (ii) The director actually received an improper personal benefit in money, property, or services; or

            (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

            (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

            (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

            (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

            (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

            (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

            (d) Unless limited by the charter:

                  (1) A director who has been successful, on the merits or
            otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                  (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

            (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

            (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                  (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the directors liability took place.

            (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                  (2) Such determination shall be made:

            (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

            (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

            (iii) By the stockholders.

                  (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                  (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

            (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

            (i) A written affirmation by the director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

            (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (2) The undertaking required by subparagraph (ii) of paragraph
            (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                  (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
            (e) of this section.

            (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

            (h) This section does not limit the corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

            (i) For purposes of this section:

                  (1) The corporation shall be deemed to have requested a
            director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                  (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                  (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

            (j) Unless limited by the charter:

                  (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                  (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                  (3) A corporation, in addition, may indemnify and advance
            expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

            (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                  (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                  (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                        (l) Any indemnification of, or advance of expenses to, a
            director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

      Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

            EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities. The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrants Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      ARTICLE VII, Section 1 through Section 6 of the Registrants By-laws reads as follows:

            Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

            Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in
            Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

            Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non- party directors or (ii) an independent legal counsel in a written opinion.

            Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

            Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

            Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser

Item 16 Exhibits.

            The number of each exhibit relates to the exhibit designation in Form N-14

      1. (a) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (b) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26, 1990 and filed September 28, 1990 - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (c) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (d) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (e) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23 1994 and filed August 24, 1994 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) with the Securities and Exchange Commission filed on May 1, 1995.

            (f) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on May 1, 1995.

            (g) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

            (h) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

            (i) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to
            Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

            (j) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form

            N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 18, 1997.

            (k) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on January 11, 1999.

            (l) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on January 11, 1999.

            (m) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 31, 2001 and filed April 12, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 27, 2001.

            (m) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 6, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 27, 2001.

      2. By-Laws of the Registrant - Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

      3.    Not applicable.


      4. Form of Agreement and Plan of Acquisition and Termination - see Appendix A to Part A.


      5.    Not applicable.

      6. (a) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. amended as of May 1, 1997 - Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

            (b) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. amended as of May 1, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
            5398) filed with the Securities and Exchange Commission on April 27, 2001.

            (c) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

      7. (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (b) Class B Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

      8.    Not applicable.

      9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on May 1, 1997.


            (b) Amendment to Custodian Contract dated June 4, 1996 - Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

            (c) Amendment to Custodian Contract dated February 1, 2001 -
                Filed herewith


      10. Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

      11.   (a)  Opinion and consent of Seward & Kissell LLP - Previously filed.

            (b) Opinion and consent of Venable, Baetjer and Howard, LLP - Previously filed.

      12.   Opinion and consent of Ropes & Gray - to be filed by amendment.


      13. Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.


      14.   Consent of Ernst & Young LLP - Filed herewith.


      15.   Not applicable.

      16.   (a)   Power of attorney for William Foulk, Jr. - Previously filed.

            (b)   Power of attorney for Clifford Michel - Previously filed.

            (c)   Power of attorney for Ruth Block - Previously filed.

            (d)   Power of attorney for John Dobkin - Previously filed.

            (e)   Power of attorney for Donald Robinson - Previously filed.

            (f)   Power of attorney for David Dievler - Previously filed.

            (g)   Power of attorney for John D. Carifa - Previously filed.


17.   Not applicable.

Item 17 Undertakings

      1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      3. The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of September 2001.

                                          ALLIANCE VARIABLE PRODUCTS
                                          SERIES FUND, INC.


                                          By: John D. Carifa*
                                              Chairman and President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No.1 to its Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

        Signature                       Title                  Date
John C. Carifa*                 Chairman and                September 25, 2001
                                President (Principal
                                Executive Officer)

MARK D. GERSTEN                 Treasurer and Chief         September 25, 2001
---------------                 Financial Officer
Mark D. Gersten                 (Principal Financial
                                and Accounting Officer)

Ruth Block*                     Director                   September 25, 2001

John D. Carifa*                 Director                   September 25, 2001

David H. Dievler*               Director                   September 25, 2001

John H. Dobkin*                 Director                   September 25, 2001

William H. Foulk, Jr.*          Director                   September 25, 2001

James M. Hester*                Director                   September 25, 2001

Clifford L. Michel*             Director                   September 25, 2001

Donald J. Robinson*             Director                   September 25, 2001

*By: ANDREW L. GANGOLF
     ---------------------
     Andrew L. Gangolf
     Attorney-in-Fact

Date: September 25, 2001

                                  EXHIBIT LIST


Exhibit No.                     Exhibit Name
-----------                     ------------
9(c)                            Amendment to Custodian Contract between the
                                Registrant and State Street Bank and Trust
                                Company dated February 1, 2001.

14                              Consent of Ernst & Young LLP,
                                Independent Auditors

                         AMENDMENT TO CUSTODIAN CONTRACT

      This Amendment to the Custodian Contract is made as of February 1, 2001 by and between Alliance Variable Products Series Fund, Inc. (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

      WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of March 26, 1993 (as amended and in effect from time to time, the "Contract"); and

      WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of the Fund held outside of the United States.

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 of the Contract, as amended, is hereby deleted, and Articles 4 through 20 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 21, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.    Provisions Relating to Rules 17f-5 and 17f-7

3.1. Definitions. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-


                                       1

5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2. The Custodian as Foreign Custody Manager.

      3.2.1 Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to the Custodian, in accordance with Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager of the Fund.

      3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the Fund's assets, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of the Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian


                                       2

shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty (60) days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

      3.2.3 Scope of Delegated Responsibilities:

            (a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

            (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

            (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor in accordance with Rule 17f-5(c)(3), (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder. In such event where the Foreign Custody Manager has selected an alternative Eligible Foreign Custodian in accordance with Section 3.2.3(a) herein, the Foreign Custody Manager will arrange the transfer of the affected Foreign Assets to such Eligible Foreign Custodian as soon as reasonably practicable.

      3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for


                                       3

which the Custodian is serving as Foreign Custody Manager of the Fund.

      3.2.5 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board and upon Proper Instructions to the Fund's investment adviser an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board and upon Proper Instructions the Fund's investment adviser of any other material change in the foreign custody arrangements of the Fund described in this Section 3.2 after the occurrence of the material change.

      3.2.6 Standard of Care as Foreign Custody Manager of the Fund. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

      3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Fund.

      3.2.8 Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board's delegation to the Custodian as Foreign Custody Manager of the Fund shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Fund with respect to designated countries.

3.3 Eligible Securities Depositories.

      3.3.1 Analysis and Monitoring. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with a list of Eligible Securities Depositories on Schedule B hereto, as amended from time to time by the Custodian and with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7. The risk analysis provided by the Custodian may include consideration of the following, as deemed appropriate and relevant by the Custodian: a depository's expertise and market reputation, the quality of its services, its financial strength (including the level


                                       4

of settlement guarantee funds, collateral requirements, lines of credit, or insurance as compared with participants' daily settlement obligations), any insurance or indemnification arrangements, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls and other procedures for safeguarding investments, and any related legal protections.

      3.3.2 Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4. Duties of the Custodian with Respect to Fund Property Held Outside the United States.

4.1 Definitions. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. Holding Securities. The Custodian shall identify on its books as belonging to the Fund the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Fund, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Fund which are maintained in such account shall identify those securities as belonging to the Fund and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4. Transactions in Foreign Custody Account.

      4.4.1. Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Fund held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      (i) upon the sale of such foreign securities for the Fund in accordance with


                                       5

            commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

      (ii) in connection with any repurchase agreement related to foreign securities;

      (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Fund;

      (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

      (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

      (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

      (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

      (viii)in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

      (ix) for delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Fund;

      (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (xi)  in connection with the lending of foreign securities; and

      (xii) for any other purpose, but only upon receipt of Proper Instructions


                                       6

            specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

      4.4.2. Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the Fund in the following cases only:

      (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

      (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

      (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

      (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

      (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (vi) for payment of part or all of the dividends received in respect of securities sold short;

      (vii) in connection with the borrowing or lending of foreign securities;
            and

      (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment setting forth the purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

      4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Fund and delivery of Foreign Assets maintained for the account of the Fund may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs that


                                       7

have been generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Contract, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which as part of their ordinary business operations purchase or sell securities and make use of global custody services. The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities except to the extent the Fund incurs loss or damage due to the failure of such nominee to meet its standard of care set forth in the relevant contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 Bank Accounts. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of the Fund with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Fund. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Fund shall be entitled and shall credit such income, as collected, to the Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.


                                       8

4.8 Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Fund (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held hereunder, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Fund at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11 Tax Law. Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this section 4.11, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of countries other than the United States, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility


                                       9

of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. Liability of Custodian. Except as may arise from the Custodian's own negligence or willful misconduct, or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 4.12, (i) in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care; and (ii) the delegation by State Street Bank and Trust Company to its affiliate, State Street Trust Company Canada, of sub-custody duties in Canada shall not relieve State Street Bank and Trust Company of any responsibility for any loss due to the delegation to State Street Trust Company Canada, except (a) such loss as may result from political risk (e.g., exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) and (b) other losses (excluding losses resulting from a bankruptcy or insolvency of State Street Trust Company Canada not caused by political risk) under circumstances where State Street Bank and Trust Company and State Street Trust Company Canada have exercised reasonable care (including, without limitation, Acts of God, nuclear incident and the like).

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

IV. Each party represents to the other that the execution and delivery of this Amendment has been duly authorized.

      IN WITNESS WHEREOF, each of the parties has caused this Amendment to be


                                       10

executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESSED BY:                 STATE STREET BANK and TRUST COMPANY

\s\ Raelene S. LaPlante       By:    \s\ Ronald E. Logue
-----------------------              -------------------------------------------
Raelene S. LaPlante           Name:  Ronald E. Logue
VP and Assoc. Counsel         Title: Vice Chairman and Chief Operating Officer


WITNESSED BY:                 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

\s\ Illegible                 By:    \s\ Illegible
---------------------                -------------------------------------------
Illegible                     Name: Illegible
Illegible                     Title: Illegible

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Argentina               Citibank, N.A.

Australia               Westpac Banking Corporation

Austria                 Erste Bank der Osterreichischen Sparkassen AG

Bahrain                 HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh              Standard Chartered Bank

Belgium                 Fortis Bank nv-sa

Benin                   via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Bermuda                 The Bank of Bermuda Limited

Bolivia                 Citibank, N. A.

Botswana                Barclays Bank of Botswana Limited

Brazil                  Citibank, N.A.

Bulgaria                ING Bank N.V.

Burkina Faso            via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Canada                  State Street Trust Company Canada

Chile                   BankBoston, N.A.

People's Republic       Hongkong and Shanghai Banking Corporation Limited,
of China                Shanghai and Shenzhen branches


6/30/01                                 1

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Colombia                Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica              Banco BCT S.A.

Croatia                 Privredna Banka Zagreb d.d

Cyprus                  The Cyprus Popular Bank Ltd.

Czech Republic          Ceskoslovenska Obchodni Banka, A.S.

Denmark                 Danske Bank A/S

Ecuador                 Citibank, N.A.

Egypt                   HSBC Bank Egypt S.A.E.
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia                 Hansabank

Finland                 Merita Bank Plc.

France                  BNP Paribas Securities Services, S.A.

Germany                 Dresdner Bank AG

Ghana                   Barclays Bank of Ghana Limited

Greece                  National Bank of Greece S.A.

Guinea-Bissau           via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Hong Kong               Standard Chartered Bank


6/30/01                                 2

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Hungary                 Citibank Rt.
                        (converting to Bank Austria Creditanstalt Rt August 10,
                        2001)

Iceland                 Icebank Ltd.

India                   Deutsche Bank AG

                        Hongkong and Shanghai Banking Corporation Limited

Indonesia               Standard Chartered Bank

Ireland                 Bank of Ireland

Israel                  Bank Hapoalim B.M.

Italy                   BNP Paribas, Italian Branch

Ivory Coast             Societe Generale de Banques en Cote d'Ivoire

Jamaica                 Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                   The Fuji Bank, Limited

                        Sumitomo Mitsui Banking Corporation

Jordan                  HSBC Bank Middle East
                        (as delegate of Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan              HSBC Bank Kazakhstan

Kenya                   Barclays Bank of Kenya Limited

Republic of Korea       Hongkong and Shanghai Banking Corporation Limited

Latvia                  A/s Hansabanka


6/30/01                                 3

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Lebanon                 HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Lithuania               Vilniaus Bankas AB

Malaysia                Standard Chartered Bank Malaysia Berhad

Mali                    via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Mauritius               Hongkong and Shanghai Banking Corporation Limited

Mexico                  Citibank Mexico, S.A.

Morocco                 Banque Commerciale du Maroc

Namibia                 Standard Bank Namibia Limited -

Netherlands             Fortis Bank (Nederland) N.V.

New Zealand             Westpac Banking Corporation

Niger                   via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Nigeria                 Stanbic Merchant Bank Nigeria Limited

Norway                  Christiania Bank og Kreditkasse ASA

Oman                    HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan                Deutsche Bank AG

Palestine               HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking
                        Corporation Limited)


6/30/01                                 4

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Panama                  BankBoston, N.A.

Peru                    Citibank, N.A.

Philippines             Standard Chartered Bank

Poland                  Bank Handlowy w Warszawie S.A.

Portugal                Banco Comercial Portugues

Qatar                   HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania                 ING Bank N.V.

Russia                  Credit Suisse First Boston AO - Moscow
                        (as delegate of Credit Suisse First Boston - Zurich)

Senegal                 via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Singapore               The Development Bank of Singapore Limited

Slovak Republic         Ceskoslovenska Obchodni Banka, A.S.

Slovenia                Bank Austria Creditanstalt d.d. - Ljubljana

South Africa            Standard Bank of South Africa Limited

Spain                   Banco Santander Central Hispano S.A.

Sri Lanka               Hongkong and Shanghai Banking Corporation Limited

Swaziland               Standard Bank Swaziland Limited


6/30/01                                 5

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Sweden                  Skandinaviska Enskilda Banken

Switzerland             UBS AG

Taiwan - R.O.C.         Central Trust of China

Thailand                Standard Chartered Bank

Togo                    via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Trinidad & Tobago       Republic Bank Limited

Tunisia                 Banque Internationale Arabe de Tunisie

Turkey                  Citibank, N.A.

Ukraine                 ING Bank Ukraine

United Arab Emirates    HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking
                        Corporation Limited)

United Kingdom          State Street Bank and Trust Company, London Branch

Uruguay                 BankBoston, N.A.

Venezuela               Citibank, N.A.

Vietnam                 The Hongkong and Shanghai Banking Corporation Limited

Zambia                  Barclays Bank of Zambia Limited

Zimbabwe                Barclays Bank of Zimbabwe Limited


6/30/01                                 6

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Argentina               Caja de Valores S.A.

Australia               Austraclear Limited

                        Reserve Bank Information and Transfer System

Austria                 Oesterreichische Kontrollbank AG
                        (Wertpapiersammelbank Division)

Belgium                 Caisse Interprofessionnelle de Depots et de Virements de
                        Titres, S.A.

                        Banque Nationale de Belgique

Benin                   Depositaire Central - Banque de Reglement

Brazil                  Companhia Brasileira de Liquidacao e Custodia

                        Sistema Especial de Liquidacao e de Custodia (SELIC)

                        Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

Bulgaria                Central Depository AD

                        Bulgarian National Bank

Burkina Faso            Depositaire Central - Banque de Reglement

Canada                  Canadian Depository for Securities Limited

Chile                   Deposito Central de Valores S.A.

People's Republic       Shanghai Securities Central Clearing & Registration
of China                Corporation

                        Shenzhen Securities Central Clearing Co., Ltd.

Colombia                Deposito Centralizado de Valores


6/30/01                                 1

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Costa Rica              Central de Valores S.A.

Croatia                 Ministry of Finance

                        National Bank of Croatia

                        Sredisnja Depozitarna Agencija d.d.

Czech Republic          Stredisko cennych papiru

                        Czech National Bank

Denmark                 Vaerdipapircentralen (Danish Securities Center)

Egypt                   Misr for Clearing, Settlement, and Depository

Estonia                 Eesti Vaartpaberite Keskdepositoorium

Finland                 Finnish Central Securities Depository

France                  Euroclear France

Germany                 Clearstream Banking AG, Frankfurt

Greece                  Bank of Greece,
                        System for Monitoring Transactions in Securities in Book-Entry Form

                        Apothetirion Titlon AE - Central Securities Depository

Guinea-Bissau           Depositaire Central - Banque de Reglement

Hong Kong               Central Clearing and Settlement System

                        Central Moneymarkets Unit


6/30/01                                 2

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Hungary                 Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland                 Iceland Securities Depository Limited

India                   National Securities Depository Limited

                        Central Depository Services India Limited

                        Reserve Bank of India

Indonesia               Bank Indonesia

                        PT Kustodian Sentral Efek Indonesia

Israel                  Tel Aviv Stock Exchange Clearing House Ltd. (TASE
                        Clearinghouse)

Italy                   Monte Titoli S.p.A.

Ivory Coast             Depositaire Central - Banque de Reglement

Jamaica                 Jamaica Central Securities Depository

Japan                   Japan Securities Depository Center (JASDEC)

                        Bank of Japan Net System

Kazakhstan              Central Depository of Securities

Kenya                   Central Bank of Kenya

Republic of Korea       Korea Securities Depository

Latvia                  Latvian Central Depository


6/30/01                                 3

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

                        Banque du Liban

Lithuania               Central Securities Depository of Lithuania

Malaysia                Malaysian Central Depository Sdn. Bhd.

                        Bank Negara Malaysia,
                        Scripless Securities Trading and Safekeeping System

Mali                    Depositaire Central - Banque de Reglement

Mauritius               Central Depository and Settlement Co. Ltd.

                        Bank of Mauritius

Mexico                  S.D. INDEVAL (Instituto para el Deposito de Valores)

Morocco                 Maroclear

Netherlands             Nederlands Centraal Instituut voor
                        Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand             New Zealand Central Securities Depository Limited

Niger                   Depositaire Central - Banque de Reglement

Nigeria                 Central Securities Clearing System Limited

Norway                  Verdipapirsentralen (Norwegian Central Securities
                        Depository)

Oman                    Muscat Depository & Securities Registration Company,
                        SAOC


6/30/01                                 4

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Pakistan                Central Depository Company of Pakistan Limited

                        State Bank of Pakistan

Palestine               Clearing Depository and Settlement, a department
                        of the Palestine Stock Exchange

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines             Philippine Central Depository, Inc.

                        Registry of Scripless Securities (ROSS) of the Bureau of Treasury

Poland                  National Depository of Securities
                        (Krajowy Depozyt Papierow Wartosciowych SA)

                        Central Treasury Bills Registrar

Portugal                Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                 National Securities Clearing, Settlement and Depository
                        Company

                        Bucharest Stock Exchange Registry Division

                        National Bank of Romania

Russia                  Vneshtorgbank, Bank for Foreign Trade of the Russian
                        Federation

Senegal                 Depositaire Central - Banque de Reglement

Singapore               Central Depository (Pte) Limited


6/30/01                                 5

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

                        Monetary Authority of Singapore

Slovak Republic         Stredisko cennych papierov

                        National Bank of Slovakia

Slovenia                Klirinsko Depotna Druzba d.d.

South Africa            Central Depository Limited

                        Share Transactions Totally Electronic (STRATE) Ltd.

Spain                   Servicio de Compensacion y Liquidacion de Valores, S.A.

                        Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka               Central Depository System (Pvt) Limited

Sweden                  Vardepapperscentralen  VPC AB
                        (Swedish Central Securities Depository)

Switzerland             SegaIntersettle AG (SIS)

Taiwan - R.O.C.         Taiwan Securities Central Depository Co., Ltd.

Thailand                Thailand Securities Depository Company Limited

Togo                    Depositaire Central - Banque de Reglement

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                  Takas ve Saklama Bankasi A.S. (TAKASBANK)


6/30/01                                 6

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

                        Central Bank of Turkey

Ukraine                 National Bank of Ukraine

                        Mizhregionalny Fondovy Souz

United Arab Emirates    Clearing and Depository System,
                        a department of theDubai Financial Market

Venezuela               Banco Central de Venezuela

Zambia                  LuSE Central Shares Depository Limited

                        Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG


6/30/01                                 7

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information                      Brief Description
-------------------------------                      -----------------
(scheduled frequency)

The Guide to Custody in World Markets       An overview of settlement and
(hardcopy annually and regular              safekeeping procedures, custody
website updates)                            practices and foreign investor
                                            considerations for the markets in
                                            which State Street offers custodial
                                            services.

Global Custody Network Review               Information relating to Foreign
(annually)                                  Sub-Custodians in State Street's
                                            Global Custody Network. The Review
                                            stands as an integral part of the
                                            materials that State Street
                                            provides to its U.S. mutual fund
                                            clients to assist them in complying
                                            with SEC Rule 17f-5. The Review
                                            also gives insight into State
                                            Street's market expansion and
                                            Foreign Sub-Custodian selection
                                            processes, as well as the
                                            procedures and controls used to
                                            monitor the financial condition and
                                            performance of our Foreign
                                            Sub-Custodian banks.

Securities Depository Review                Custody risk analyses of the
(annually)                                  Foreign Securities Depositories
                                            presently operating in Network
                                            markets. This publication is an
                                            integral part of the materials that
                                            State Street provides to its U.S.
                                            mutual fund clients to meet
                                            informational obligations created
                                            by SEC Rule 17f-7.

Global Legal Survey                         With respect to each market in
(annually)                                  which State Street offers custodial
                                            services, opinions relating to
                                            whether local law restricts (i)
                                            access of a fund's independent
                                            public accountants to books and
                                            records of a Foreign Sub-Custodian
                                            or Foreign Securities System, (ii)
                                            a fund's ability to recover in the
                                            event of bankruptcy or insolvency
                                            of a Foreign Sub-Custodian or
                                            Foreign Securities System, (iii) a
                                            fund's ability to recover in the
                                            event of a loss by a Foreign
                                            Sub-Custodian or Foreign Securities
                                            System, and (iv) the ability of a
                                            foreign investor to convert cash
                                            and cash equivalents to U.S.
                                            dollars.

Subcustodian Agreements                     Copies of the contracts that State
(annually)                                  Street has entered into with each
                                            Foreign Sub-Custodian that
                                            maintains U.S. mutual fund assets
                                            in the markets in which State
                                            Street offers custodial services.

Global Market Bulletin                      Information on changing settlement
(daily or as necessary)                     and custody conditions in markets
                                            where State Street offers custodial
                                            services. Includes changes in
                                            market and tax regulations,
                                            depository developments,
                                            dematerialization information, as
                                            well as other market changes that
                                            may impact State Street's clients.

Foreign Custody Advisories                  For those markets where State
(as necessary)                              Street offers custodial services
                                            that exhibit special risks or
                                            infrastructures impacting custody,
                                            State Street issues market
                                            advisories to highlight those
                                            unique market factors which might
                                            impact our ability to offer
                                            recognized custody service levels.

Material Change Notices                     Informational letters and
(presently on a quarterly                   accompanying materials confirming
basis or as otherwise necessary)            State Street's foreign custody
                                            arrangements, including a summary
                                            of material changes with Foreign
                                            Sub-Custodians that have occurred
                                            during the previous quarter. The
                                            notices also identify any material
                                            changes in the custodial risks
                                            associated with maintaining assets
                                            with Foreign Securities
                                            Depositories.


                                                                     Exhibit 14


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference of our firm under the caption "Financial Statements" and to the use of our reports dated February 7, 2001 with respect to the Brinson Balanced Portfolio (formerly, MH Balanced Portfolio ), Brinson Global Equity Portfolio (formerly, NH Global Equity Portfolio), Brinson Global Income Portfolio (formerly, MH Global Income Portfolio), Brinson Growth and Income Portfolio (formerly, MH Growth and Income Portfolio), Brinson Growth Portfolio (formerly, MH Growth Portfolio), Brinson High Grade Fixed Income Portfolio (formerly, MH High Grade Fixed Income Portfolio), Brinson High Income Portfolio (formerly, MH High Income Portfolio), Brinson Small Cap Portfolio (formerly, MH Small Cap Portfolio) and Brinson Strategic Income Portfolio (formerly, MH Strategic Income Portfolio), (nine of portfolios constituting the Brinson Series Trust, formerly, the Mitchell Hutchins Series Trust) and our reports dated February 1,2001 with respect to the Total Return Portfolio, International Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Growth Portfolio, U.S. Government/High Grade Securities Portfolio, High Yield Portfolio, and Quasar Portfolio (eight of the portfolios constituting the Alliance Variable Product Series Fund, Inc.), which are incorporated by reference, in this Registration Statement on Form N-14 of Alliance Variable Product Series Fund, Inc. to be filed on or around September 21, 2001.

                                                       /s/ ERNST & YOUNG LLP
                                                           ERNST & YOUNG LLP


New York, New York
September 21, 2001



                               BRINSON SERIES TRUST
                               [BALANCED PORTFOLIO]
                             [GLOBAL EQUITY PORTFOLIO]
                             [GLOBAL INCOME PORTFOLIO]
                           [GROWTH AND INCOME PORTFOLIO]
                                 [GROWTH PORTFOLIO]
                        [HIGH GRADE FIXED INCOME PORTFOLIO]
                              [HIGH INCOME PORTFOLIO]
                               [SMALL CAP PORTFOLIO]
                           [STRATEGIC INCOME PORTFOLIO]
                         SPECIAL MEETING OF SHAREHOLDERS
                                 October 18, 2001

This voting instruction card is solicited on behalf of the Board of Trustees ("Board") of Brinson Series Trust (the "Trust") and relates to the proposal with respect to the above-referenced portfolio (the "Fund"), a series of the Trust. The undersigned hereby appoints as proxies Rita Rubin and Marissa Duran and each of them (with power of substitution) to represent and vote the shares of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 18, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. If you do not indicate a choice, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund, with discretionary power to vote upon such other business as may properly come before the Meeting.

                             YOUR VOTE IS IMPORTANT.

      Please date and sign the reverse side and return it promptly in the enclosed envelope. This voting instruction card must be dated and signed exactly as instructed.

      When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be "FOR" the proposal.

      The Board recommends that you vote "FOR" the following proposal:

1.    To approve an Agreement and Plan                   FOR   AGAINST   ABSTAIN
      of Acquisition and Termination providing for the transfer of all of the assets of the Fund to the corresponding series of Alliance Variable
      Products Series Fund, Inc., as described in the Prospectus/Proxy Statement ("Alliance
      Portfolio"), in exchange for shares of the Alliance Portfolio and the assumption by the Alliance Portfolio of the stated liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund and liquidation and dissolution of the Fund.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD


                                        Sign exactly as name appears hereon.

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Date




                              BRINSON SERIES TRUST
                              [BALANCED PORTFOLIO]
                            [GLOBAL EQUITY PORTFOLIO]
                            [GLOBAL INCOME PORTFOLIO]
                          [GROWTH AND INCOME PORTFOLIO]
                               [GROWTH PORTFOLIO]
                       [HIGH GRADE FIXED INCOME PORTFOLIO]
                             [HIGH INCOME PORTFOLIO]
                              [SMALL CAP PORTFOLIO]
                          [STRATEGIC INCOME PORTFOLIO]
                        [SPECIAL MEETING OF SHAREHOLDERS]
                                 October 18, 2001

[Insurance Company Name]

This voting instruction card is solicited on behalf of the above-referenced Insurance Company (the "Company") and by the Board of Trustees ("Board") of Brinson Series Trust (the "Trust") and relates to the proposal with respect to the above-referenced Portfolio (the "Fund"), a series of the Trust. The undersigned hereby instructs the Company to vote all shares of the Fund, which are held in the account of the undersigned at the Special Meeting of Shareholders to be held on October 18, 2001, at the offices of the Trust and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. If you do not indicate a choice, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund, with discretionary power to vote upon such other business as may properly come before the Meeting.

                             YOUR VOTE IS IMPORTANT.

      Please date and sign the reverse side and return it promptly in the enclosed envelope.

      When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for the proposal, voting will be directed "FOR" the proposal.

      The Board recommends that you direct a vote "FOR" the following proposal:

      1.    To approve an Agreement                FOR      AGAINST     ABSTAIN
            and Plan of Acquisition and
            Termination providing for the transfer
            of all of the assets of the Fund to
            the corresponding series of Alliance
            Variable Products Series Fund, Inc.,
            as described in the Prospectus/Proxy
            Statement ("Alliance Portfolio"), in
            exchange for shares of the Alliance
            Portfolio and the assumption by the
            Alliance Portfolio of the stated
            liabilities of the Fund, and the
            distribution of such shares to the
            shareholders of the Fund and
            liquidation and dissolution of the
            Fund.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party my sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.

                                        Sign exactly as name appears hereon.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (Joint)

                                        ----------------------------------------
                                        Date